                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-5857
                                  ---------------------------------------------

                                 CMG Fund Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

     One Financial Center, Boston, Massachusetts                 02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end:  07/31/05
                        --------------------------
Date of reporting period: 01/31/05
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                             COLUMBIA MANAGEMENT(R)


                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          PORTFOLIOS OF CMG FUND TRUST


                                SEMIANNUAL REPORT
                                JANUARY 31, 2005

ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.

                                                    NOT FDIC    MAY LOSE VALUE
                                                    INSURED  -------------------
                                                              NO BANK GUARANTEE

                                TABLE OF CONTENTS

Management Discussion of Fund Performance
  CMG Enhanced S&P 500(R) Index Fund                                                            1
  CMG Large Cap Growth Fund                                                                     6
  CMG Large Cap Value Fund                                                                     11
  CMG Mid Cap Growth Fund                                                                      16
  CMG Mid Cap Value Fund                                                                       21
  CMG Small Cap Growth Fund                                                                    26
  CMG Small Cap Value Fund                                                                     31
  CMG Small/Mid Cap Fund                                                                       36
  CMG International Stock Fund                                                                 41

Financial Statements
  Financial Highlights                                                                         46
  Schedule of Investments                                                                      55
  Statements of Assets and Liabilities                                                        118
  Statements of Operations                                                                    120
  Statements of Changes in Net Assets                                                         122
  Notes to Financial Statements                                                               127

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Enhanced S&P 500(R) Index Fund returned 9.25% for the six-month period ended January 31, 2005. The fund's return was higher than the return of the S&P 500 Index, which was 8.16% for the same period. The fund also outperformed its peer group. The average return for the Lipper Large Cap Core Funds Category was 7.27%.(1) Good stock selection and an emphasis on smaller-cap companies were instrumental in the fund's outperformance relative to the index.

The fund reflects the characteristics of the S&P 500 Index in terms of sector weights and market capitalization. To remain broadly diversified, we generally limit exposure to any one stock to the company's weight in the S&P 500 Index, plus or minus one half of one percentage point. For example, if the weight of a stock in the S&P 500 Index were 3.00%, its position in the fund's portfolio would typically not be greater than 3.50% or less than 2.50%. We select stocks on a case-by-case basis, focusing on the financial, economic and operating factors that we believe make them attractive.

Over the six-month period, overweight positions in several companies in diverse economic sectors benefited return. Texas utility TXU (0.7% of net assets) was a strong performer, as the company's restructuring program and increased focus on its core power generation business contributed to earnings growth. Chemical company Monsanto (0.6% of net assets) also performed well. Monsanto's success in producing genetically engineered seeds that are resistant to insects and pesticides helped generate a double-digit rise in sales. Monsanto also increased its quarterly dividend, an action that was welcomed by investors, as the more favorable tax treatment of dividends boosted enthusiasm for dividend-paying stocks. In health care, an overweight in UnitedHealth Group (1.0% of net assets) was positive. UnitedHealth added six million customers during 2004. In addition, the company's year-over-year fourth quarter 2004 earnings rose substantially. The company also announced a share buyback program.

Performance was also enhanced by merger activity. Procter & Gamble announced that it would buy Gillette, and the fund holds positions in both companies (1.7% and 1.0% of net assets, respectively). Sears Roebuck & Co. benefited when Vornado Realty Trust took a position in the company, and subsequently, when Kmart announced that it would purchase Sears. We sold our holdings in Sears shortly after the merger with Kmart was announced, because we believed it had reached full valuation.

A decision to underweight financial stocks, which did well during the period, detracted from performance as did an overweight in Merck & Co. and Pfizer (0.6% and 2.1% of net assets, respectively). Merck suffered when it withdrew its arthritis drug Vioxx from the market. Pfizer was affected by Merck's actions and concerns about the safety of its own arthritis drug Celebrex. We reduced Merck to a benchmark weight but did not change Pfizer's weight because the drug remained on the market.

We believe the market has the potential to produce relatively modest gains in 2005. We plan to focus on large-cap, high quality companies which are appealing because they are more attractively valued than small- and mid-cap companies and because many are likely to raise their dividend payouts.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                    (%)
     Exxon Mobil                                    3.5
     General Electric                               3.0
     Microsoft                                      2.7
     Wal-Mart Stores                                2.4
     Johnson & Johnson                              2.2
     Pfizer                                         2.1
     International Business Machines                1.9
     Citigroup                                      1.8
     Intel                                          1.8
     Procter & Gamble                               1.7

We appreciate your continued confidence in CMG Enhanced S&P 500(R) Index Fund.

Michael A. Welhoelter has managed the CMG Enhanced S&P 500(R) Index Fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.


/s/ Michael A. Welhoelter

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in the fund also includes market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2005

                    CMG ENHANCED S&P 500(R)
                          INDEX FUND           S&P 500 INDEX
  5/5/2003               $  10,000               $  10,000
 5/31/2003               $  10,510               $  10,415
 6/30/2003               $  10,540               $  10,548
 7/31/2003               $  10,730               $  10,734
 8/31/2003               $  10,930               $  10,943
 9/30/2003               $  10,819               $  10,827
10/31/2003               $  11,399               $  11,440
11/30/2003               $  11,479               $  11,541
12/31/2003               $  12,085               $  12,146
 1/31/2004               $  12,266               $  12,369
 2/29/2004               $  12,408               $  12,541
 3/31/2004               $  12,197               $  12,352
 4/30/2004               $  12,005               $  12,158
 5/31/2004               $  12,156               $  12,324
 6/30/2004               $  12,378               $  12,563
 7/31/2004               $  12,026               $  12,147
 8/31/2004               $  12,116               $  12,196
 9/30/2004               $  12,237               $  12,328
10/31/2004               $  12,438               $  12,516
11/30/2004               $  12,961               $  13,023
12/31/2004               $  13,458               $  13,466
 1/31/2005               $  13,139               $  13,139

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                         6-MONTH
                                          INCEPTION    (CUMULATIVE)   1-YEAR    LIFE
CMG Enhanced S&P 500(R) Index Fund         05/05/03       9.25         7.11    16.96
S&P 500 Index                                             8.16         6.23    16.96

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER, 31 2004 (%)

                                                         6-MONTH
                                          INCEPTION    (CUMULATIVE)   1-YEAR    LIFE
CMG Enhanced S&P 500(R) Index Fund         05/05/03       8.73         11.35   19.62
S&P 500 Index                                             7.19         10.88   19.67

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG ENHANCED S&P 500(R) INDEX FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID            FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       EXPENSE RATIO (%)
  ACTUAL    HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
 1,000.00     1,000.00          1,092.50     1,023.95        1.32         1.28                 0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG LARGE CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Growth Fund returned 9.53% for the six-month period ended January 31, 2005. The fund beat both the Russell 1000 Growth Index and the Lipper Large Cap Growth Funds Category average(1), which returned 6.01% and 7.42%, respectively, over the same period. Large-cap stocks benefited from strong earnings growth, driven by cost cutting and improved productivity. Our focus on large-cap companies with strong competitive positions, high sustainable profits, good balance sheets and above-average sales growth resulted in strong stock selection, especially in the consumer discretionary and health care sectors.

In the consumer discretionary sector, lodging and specialty retailing stocks did especially well. Lodging stocks, such as Marriott International (2.3% of net assets), rallied nicely as travel spending recovered after dropping off in the wake of 9/11. Demand for rooms also grew at a faster rate than supply, fueling strong pricing. Among specialty retailers, a top gainer was Chico's FAS (1.2% of net assets). Chico's FAS is a women's apparel store. Coach (1.1% of net assets), a leather goods manufacturer and retailer was another top gainer. Both stocks benefited from popular product lines, strong demand, good execution and steady new store expansion.

Health care stocks were also strong contributors to performance. The fund focused on medical device and specialty product companies, while keeping a below-average stake in pharmaceuticals. This allocation worked well as drug stocks remained under pressure from patent expirations and a lack of new blockbuster products. Johnson & Johnson (4.1% of net assets) rallied nicely following its acquisition of cardiac stent maker Guidant. In addition, HMOs WellPoint and UnitedHealth Group (1.2% and 1.5% of net assets, respectively) produced strong gains as revenue growth kept pace with rising medical costs.

Stock selection in other sectors was also strong. In consumer staples, both Altria Group (formerly Philip Morris) and Alberto-Culver (1.5% and 1.7% of net assets, respectively) were standouts. Altria Group rallied amid an improving outlook for the settlement of pending tobacco litigation, while Alberto-Culver continued to build its competitive advantage with beauty salons. In industrials, Rockwell Automation and Tyco International (1.4% and 2.8% of net assets) were winners. Rockwell Automation benefited from strong demand as companies here and in China sought to automate manufacturing processes. Tyco International generated strong earnings growth and excess cash that investors anticipated would lead to share buybacks and an improved return on equity.

The fund's stake in technology stocks, which trailed the broader market, was in line with the Russell 1000 Growth Index. Tech stocks apparently came under pressure because of disappointing prospects for a new product cycle that could drive future earnings growth. In addition, competition intensified as technologies matured, products became more like commodities and manufacturers proliferated in low-cost markets. Cisco Systems and Intel (2.5% and 2.6% of net assets, respectively) were sizable investments. Both stocks declined during the period. Elsewhere, disappointments included insurer American International Group (0.9% of net assets), which declined as the government began investigating industry practices.

We believe that the environment for large-cap growth stocks remains favorable. We expect economic and profit growth to support our outlook, although both are likely to be lower than last year. If inflation remains low, as we expect, longer-term interest rates are also likely to remain low. We also expect large-cap growth stocks to benefit from attractive valuations relative to large-cap value stocks.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                    (%)
     Microsoft                                      4.4
     Johnson & Johnson                              4.1
     Tyco International                             2.8
     Intel                                          2.6
     Cisco Systems                                  2.5
     Marriot International                          2.3
     International Business Machines                2.2
     General Electric                               2.1
     Varian Medical Systems                         2.1
     Citigroup                                      1.8

Thank you for investing in CMG Large Cap Growth Fund.

Alexander S. Macmillan has managed or co-managed the CMG Large Cap Growth Fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1989.


/s/ Alexander S. Macmillan

Paul J. Berlinguet, has co-managed the fund since October 2003 and has been with the advisor since 2003.


/s/ Paul J. Berlinguet

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 10, 2003 TO JANUARY 31, 2005

                    CMG LARGE CAP GROWTH    RUSSELL 1000 GROWTH
                           FUND                    INDEX
 9/10/2003               $  10,000               $  10,000
 9/30/2003               $   9,690               $   9,695
10/31/2003               $  10,230               $  10,240
11/30/2003               $  10,380               $  10,347
12/31/2003               $  10,627               $  10,705
 1/31/2004               $  10,817               $  10,924
 2/29/2004               $  10,888               $  10,994
 3/31/2004               $  10,778               $  10,789
 4/30/2004               $  10,488               $  10,664
 5/31/2004               $  10,768               $  10,862
 6/30/2004               $  10,948               $  10,998
 7/31/2004               $  10,257               $  10,377
 8/31/2004               $  10,127               $  10,326
 9/30/2004               $  10,337               $  10,424
10/31/2004               $  10,557               $  10,587
11/30/2004               $  11,047               $  10,951
12/31/2004               $  11,507               $  11,380
 1/31/2005               $  11,235               $  11,000

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                        6-MONTH
                                          INCEPTION   (CUMULATIVE)  1-YEAR   LIFE
CMG Large Cap Growth Fund                 09/10/03       9.53        3.86     8.71
Russell 1000 Growth Index                                6.01        0.70     7.07

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                       6-MONTH
                                          INCEPTION  (CUMULATIVE)   1-YEAR    LIFE
CMG Large Cap Growth Fund                 09/10/03       5.11        8.28     11.32
Russell 1000 Growth Index                                3.47        6.30     10.37

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from September 10, 2003.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG LARGE CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
  ACTUAL    HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
 1,000.00     1,000.00          1,095.28     1,022.68        2.64         2.55               0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG LARGE CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Value Fund returned 9.61% for the six-month period ended January 31, 2005. The Russell 1000 Value Index gained 11.67%, and the average return of the Lipper Multi-Cap Value Funds Category was 10.33%.(1) The fund's emphasis on large cap, high quality names kept it out of some of the smaller, lower quality names that led performance when the market rallied in the fourth quarter of 2004. However, we remain committed to our large cap, high quality strategy, which has been rewarding to our shareholders over the long term.

Fund performance was led by the utility sector, which benefited from continued low interest rates, restructuring and a general concern among investors that economically-sensitive sectors were poised for a slowdown. TXU (2.0% of net assets), which has benefited from new management and corporate restructuring, continued its strong performance. It gained 76% for the period and was the best performing stock in the portfolio. Entergy, a utilities holding company, (1.0% of net assets) gained 22% over the period.

The fund also benefited from its investments in consumer staples companies. Good news on the tobacco litigation front and continued strong cash flow helped Altria Group (1.2% of net assets) to a 37% return for the period. The fund benefited from holding Gillette, which agreed to be acquired by Procter & Gamble at a handsome premium (1.2% and 1.3% of net assets, respectively). Several other high quality consumer staple companies, including Clorox, ConAgra Foods and Kraft Foods (1.1%, 0.5% and 1.4% of net assets, respectively), generated double-digit gains during the period.

Although energy prices were volatile during the period, the energy sector, which accounted for 13.5% of the fund's net assets, turned in a good performance for the fund. Oil service company Halliburton (1.4% of net assets) led the group with a 30% return. Shares of the company moved higher when the court approved the company's settlement of all asbestos claims. The company also appears well positioned to benefit from a pickup in spending by large integrated oil companies. In addition, ConocoPhillips, Royal Dutch Petroleum and ChevronTexaco (3.2%, 1.1% and 0.6% of net assets, respectively) each returned more than 15% for the period.

Telecommunication services was the only sector that declined for the period, and the fund was helped by its underweight in the sector throughout the period. BellSouth, Verizon Communications and SBC Communications (0.8%, 1.6% and 2.1% of net assets, respectively) each fell modestly during the period as cutthroat competition and new technologies cast doubt on the continued success of their existing business models.

Looking ahead, we remain optimistic about the stock market's long-term prospects but cautiously optimistic about the short term. We believe that valuations are reasonable but not cheap. If interest rates move higher, which they are likely to do, it may be difficult for stock prices to move higher relative to earnings. As a result, we expect gains to track the growth in corporate profits more closely in the period ahead. Profits are likely to slow from the 20% growth rate we saw in 2004.

In this environment, we continue to pay careful attention to the quality of the fund's holdings, including cash flows, capital discipline and valuation. We remain committed to implementing our value discipline and will continue to emphasize relatively high quality, large companies.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                    (%)
     Citigroup                                      4.4
     Exxon Mobil                                    3.8
     General Electric                               3.6
     ConocoPhillips                                 3.2
     JPMorgan Chase & Co.                           2.9
     BP                                             2.7
     Wells Fargo & Co.                              2.5
     US Bancorp                                     2.4
     SBC Communications                             2.1
     American International Group                   2.1

Thank you for investing in CMG Large Cap Value Fund.

Brian Cunningham has co-managed the CMG Large Cap Value Fund since November 2003 and has been with the advisor or its predecessors or affiliate organizations since 1987.

/s/ Brian Cunningham

Gregory M. Miller has co-managed the fund since May 2003 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Gregory M. Miller

Richard Dahlberg, CFA, has co-managed the fund since October 2003 and has been with the advisor since 2003.

/s/ Richard Dahlberg

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 10, 2003 TO JANUARY 31, 2005

                    CMG LARGE CAP VALUE      RUSSELL 1000 VALUE
                           FUND                    INDEX
 9/10/2003               $  10,000               $  10,000
 9/30/2003               $   9,820               $   9,781
10/31/2003               $  10,190               $  10,380
11/30/2003               $  10,230               $  10,521
12/31/2003               $  10,904               $  11,169
 1/31/2004               $  11,045               $  11,365
 2/29/2004               $  11,345               $  11,609
 3/31/2004               $  11,265               $  11,506
 4/30/2004               $  10,994               $  11,226
 5/31/2004               $  11,004               $  11,340
 6/30/2004               $  11,315               $  11,608
 7/31/2004               $  11,114               $  11,444
 8/31/2004               $  11,244               $  11,607
 9/30/2004               $  11,424               $  11,787
10/31/2004               $  11,544               $  11,982
11/30/2004               $  12,035               $  12,589
12/31/2004               $  12,375               $  13,010
 1/31/2005               $  12,183               $  12,781

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                        6-MONTH
                                          INCEPTION   (CUMULATIVE)  1-YEAR    LIFE
CMG Large Cap Value Fund                  09/10/03        9.61       10.30    15.21
Russell 1000 Value Index                                 11.67       12.45    19.24

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                        6-MONTH
                                          INCEPTION   (CUMULATIVE)  1-YEAR    LIFE
CMG Large Cap Value Fund                  09/10/03        9.38       13.51    17.69
Russell 1000 Value Index                                 12.08       16.49    22.26

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from September 10, 2003.

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG LARGE CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
 ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
1,000.00      1,000.00          1,096.08     1,022.68        2.64         2.55               0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Growth Fund returned 16.30% for the six-month period ended January 31, 2005. The fund's performance exceeded the 13.61% return of the Russell Midcap Growth Index and the 12.58% average of the Lipper Mid Cap Growth Funds Category for the same period.(1) Stock selection in the health care, consumer discretionary, materials and telecommunications sectors helped the fund outperform its benchmark. Restructuring of the fund's technology holdings also resulted in improved overall performance.

A new management team has been in place since June 2004. Our first task was to reduce portfolio risk by restructuring certain of the fund's sectors. A good example was the information technology sector. The team eliminated commodity-type businesses in favor of those with greater intellectual property content as reflected in companies with higher gross margins. The resulting portfolio of higher quality names was well positioned for the market rally in the fourth quarter of 2004, and certain semiconductor stocks performed exceptionally well. Marvell Technology Group benefited from a new product introduction, allowing it to attack new markets (1.6% of net assets). NVIDIA, a position new to the portfolio, benefited from the introduction of a new graphics chip (0.8% of net assets). Advanced Micro Devices also had a solid period due to increased revenues and higher gross margins driven by market share gains (0.7% of net assets). We believe that there is room for improvement and are expanding coverage of Internet-related stocks, where we missed some opportunities and misjudged others.

Although the fund had a neutral weight in health care, stocks selected for the portfolio outperformed in the period. Kinetic Concepts, which produces a medical device to accelerate the wound healing process, benefited from increased market penetration (1.7% of net assets). DaVita, a dialysis service provider, advanced on the news of its purchase of Gambro Healthcare's US dialysis business (1.9% of net assets). Elan's stock price moved up with the successful introduction of Tysabri, a drug treating multiple sclerosis (0.8% of net assets). Finally, managed care company WellPoint continued to steadily grow earnings while benefiting from positive investor sentiment associated with its ability to help control health care costs (0.8% of net assets).

Consumer discretionary, materials and telecommunication services stocks also had a positive impact on performance. Steady economic growth and some easing of oil prices enhanced consumer confidence, benefiting retailers such as Chico's FAS and Coach (1.5% and 1.2% of net assets, respectively). The restaurant industry improved as cost pressures associated with commodities peaked, and Yum! Brands gained 21% (1.5% of net assets). In the materials sector, stocks benefited from strong commodity prices, and Potash Corp. of Saskatchewan jumped 68% (2.0% of net assets). Finally, Western Wireless (0.4% of net assets) led performance among our telecommunications stocks on news of its purchase by ALLTEL.

We maintained low exposure to the financial sector amid concerns about the effects of a rising interest rate environment. Although the fund's financial holdings advanced, they were not as strong as the sector overall. As the Federal Reserve Board (the Fed) is unlikely to reverse its tightening policy in the near term, we believe that financial stocks may not be as attractive as other market sectors and are maintaining our low exposure. However, we improved our coverage of this area by hiring an experienced finance analyst and will continue to evaluate investment opportunities.

We believe that the economy continues to grow at a healthy rate and that the portfolio is positioned accordingly. We are bullish on the energy sector and see continued strength in the materials and industrials sectors, where we are maintaining exposure. Ongoing job creation, the unprecedented liquidity of corporate balance sheets and a Fed that appears to be controlling inflation are supportive of our outlook. Because of the portfolio's pro-cyclical positioning, however, we are monitoring the economy and markets for signs of slowing growth.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                    (%)
     Tempur-Pedic International                     2.9
     Potash Corp. of Saskatchewan                   2.0
     DaVita                                         1.9
     Medicis Pharmaceuticals                        1.9
     Kinetic Concepts                               1.7
     Marvell Technology Group                       1.6
     Urban Outfitters                               1.5
     Manpower                                       1.5
     Chico's FAS                                    1.5
     Yum! Brands                                    1.5

Thank you for investing in the CMG Mid Cap Growth Fund.

Kenneth A. Korngiebel has co-managed the CMG Mid Cap Growth Fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kenneth A. Korngiebel

Trent E. Nevills has co-managed the fund since June 2004 and has been with the advisor since 2003.

/s/ Trent E. Nevills

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2005

                     CMG MID CAP GROWTH    RUSSELL MIDCAP GROWTH
                           FUND                   INDEX
  5/5/2003               $  10,000               $  10,000
 5/31/2003               $  10,580               $  10,675
 6/30/2003               $  10,730               $  10,828
 7/31/2003               $  10,930               $  11,214
 8/31/2003               $  11,470               $  11,832
 9/30/2003               $  10,849               $  11,603
10/31/2003               $  11,739               $  12,538
11/30/2003               $  12,059               $  12,874
12/31/2003               $  12,165               $  13,014
 1/31/2004               $  12,445               $  13,444
 2/29/2004               $  12,415               $  13,669
 3/31/2004               $  12,265               $  13,643
 4/30/2004               $  11,705               $  13,259
 5/31/2004               $  11,865               $  13,572
 6/30/2004               $  12,125               $  13,787
 7/31/2004               $  11,045               $  12,875
 8/31/2004               $  10,835               $  12,716
 9/30/2004               $  11,295               $  13,191
10/31/2004               $  11,746               $  13,638
11/30/2004               $  12,456               $  14,341
12/31/2004               $  13,057               $  15,028
 1/31/2005               $  12,847               $  14,625

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                        6-MONTH
                                          INCEPTION   (CUMULATIVE)  1-YEAR   LIFE
CMG Mid Cap Growth Fund                   05/05/03       16.30        3.22    15.46
Russell Midcap Growth Index                              13.61        8.80    24.38

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                        6-MONTH
                                          INCEPTION   (CUMULATIVE)    1-YEAR   LIFE
CMG Mid Cap Growth Fund                   05/05/03        7.67        7.32    17.46
Russell Midcap Growth Index                               9.01       15.48    27.85

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemptions of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG MID CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
 ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
1,000.00      1,000.00          1,162.98     1,021.68        3.82         3.57               0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Value Fund returned 10.30% for the six-month period ended January 31, 2005. The fund's return was less than the 15.88% return of the Russell Midcap Value Index for the same period. The fund's emphasis on energy stocks and stock selection within the consumer discretionary sector helped it achieve its double-digit return. However, the fund fell short of its benchmark because it had less exposure to certain areas of the market that were strong performers during the period, including health care, utilities, homebuilders and food, beverage and tobacco companies.

In a favorable environment of steady economic growth and continued low interest rates, mid-cap value stocks were exceptional performers and health care, utilities and energy stocks led the way. The fund participated in the strong gains of all three sectors, although an underweight in health care and utilities detracted from performance. During the period, we increased the fund's energy exposure to an overweight relative to its benchmark. Some of the fund's best performers included energy companies XTO Energy, Transocean and Noble (1.9%, 0.7% and 1.1% of net assets, respectively).

A late 2004 rally in stocks tied to consumer spending in the leisure and retail areas also added to the fund's return. Federated Department Stores and Harrah's Entertainment were among the sector's best performers for the fund (1.0% and 1.0% of net assets, respectively). However, these gains were partially offset by disappointing results from Superior Industries and Gentex. Concerns about the outlook for auto sales in 2005 hurt both companies, which have significant exposure to the auto industry sales cycle, and the stocks were sold. Concerns about a weak advertising environment hurt New York Times (0.5% of net assets) and Mediacom Communications, a cable operator, which was sold before the period ended. Within the consumer discretionary sector, the fund also gave up some return because it did not have any exposure to homebuilders, which has been a very strong group. Our decision to avoid the group is based on our belief that the companies are currently operating at peak margins and our strategy is to seek companies where there is room for positive incremental improvement in operating margins. In the same vein, the fund's return from consumer staples holdings was lower than its benchmark, primarily because of stocks we did not own in the beverages, food products and tobacco group.

During the period, we added stocks that we believed would benefit from continued economic growth. We added selectively to hotel REITs, such as Host Marriott (1.1% of net assets) because we believe the sector is likely to benefit from increased travel. We also added cyclical stocks such as Rohm and Haas, Burlington Northern Santa Fe and Goodrich (1.1%, 1.1% and 1.1% of net assets, respectively). If the commercial aerospace cycle continues to improve, we believe that Goodrich, with its aerospace industry focus, is a likely beneficiary.

Within the financials group, we have tried to mitigate the portfolio's sensitivity to changes in interest rates by adding stocks such as Lincoln National (0.8% of net assets), which derives a significant portion of its earnings from variable annuities and other investment products.

During the period, our disciplined investment approach also led us to reduce exposure to the auto parts industry because we believe that auto sales and production have reached peak levels.

Despite the strong performance of mid-cap value stocks during the past year, we continue to find attractively-valued stocks with the potential for continued improvement in operating margins. Our research continues to point us toward economically-sensitive companies. However, our focus has shifted from early-cycle industries, such as semiconductors, to late-cycle industries, such as commercial construction and infrastructure builders. We are also seeking companies that have the potential to benefit from higher spending on equipment and technology.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                    (%)
     Golden West Financial                          1.9
     XTO Energy                                     1.9
     Brink's                                        1.8
     Dean Foods                                     1.7
     Amerada Hess                                   1.7
     Exelon                                         1.6
     Telephone & Data Systems                       1.5
     TJX Companies                                  1.5
     Constellation Energy Group                     1.5
     UST                                            1.4

We appreciate your continued confidence in CMG Mid Cap Value Fund.

Diane L. Sobin has co-managed the CMG Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

/s/ Diane L. Sobin

David I. Hoffman has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

/s/ David I. Hoffman

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2005

                     CMG MID CAP VALUE     RUSSELL MIDCAP VALUE
                           FUND                   INDEX
  5/5/2003               $  10,000               $  10,000
 5/31/2003               $  10,320               $  10,719
 6/30/2003               $  10,370               $  10,794
 7/31/2003               $  10,690               $  11,130
 8/31/2003               $  10,970               $  11,525
 9/30/2003               $  10,770               $  11,435
10/31/2003               $  11,491               $  12,274
11/30/2003               $  11,710               $  12,630
12/31/2003               $  12,214               $  13,176
 1/31/2004               $  12,424               $  13,524
 2/29/2004               $  12,804               $  13,858
 3/31/2004               $  12,804               $  13,880
 4/30/2004               $  12,563               $  13,293
 5/31/2004               $  12,793               $  13,633
 6/30/2004               $  13,164               $  14,120
 7/31/2004               $  12,604               $  13,737
 8/31/2004               $  12,523               $  13,958
 9/30/2004               $  12,884               $  14,364
10/31/2004               $  13,003               $  14,696
11/30/2004               $  13,725               $  15,690
12/31/2004               $  14,155               $  16,299
 1/31/2005               $  13,903               $  15,918

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                        6-MONTH
                                          INCEPTION   (CUMULATIVE)  1-YEAR    LIFE
CMG Mid Cap Value Fund                    05/05/03       10.30       11.90    20.82
Russell Midcap Value Index                               15.88       17.72    30.58

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                        6-MONTH
                                          INCEPTION   (CUMULATIVE)  1-YEAR    LIFE
CMG Mid Cap Value Fund                    05/05/03        7.53       15.91    23.33
Russell Midcap Value Index                               15.43       23.71    34.27

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemptions of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG MID CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID            FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       EXPENSE RATIO (%)
 ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
1,000.00      1,000.00          1,102.99     1,021.68        3.71         3.57                 0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Growth Fund returned 10.31% for the six-month period ended January 31, 2005. That was less than the Russell 2000 Growth Index and the Lipper Small Cap Growth Funds Category average(1), which returned 13.48% and 12.58%, respectively. As strong earnings growth fueled small-cap stock gains, the fund benefited from its focus on higher quality companies with healthy balance sheets, attractive business models and strong management teams. Disappointing stock selection in the consumer discretionary, energy and industrials sectors hampered returns relative to the Russell index. The fund also had a bias toward companies with long-term, sustainable earnings growth at a time when investors favored stocks with near-term earnings growth momentum.

Strong stock picking in technology, the fund's largest sector, helped performance. F5 Networks (1.0% of net assets) rallied sharply as the company's flexible software-based technology helped it gain market share. Retek and Digitas (0.9% and 1.0% of net assets, respectively) also bolstered performance, as they rebounded from earlier lows. Retek makes software that helps retailers with merchandise projections, while Digitas is a marketing consultant specializing in online media. Offsetting some of these gains was the fund's overweight in semiconductor stocks, which were pressured by inventory issues. In addition, PalmSource (0.4% of net assets) declined after failing to sign new customers for its smart phone operating system.

Financial stocks helped performance, benefiting from favorable equity markets and an increase in mergers and acquisitions. Top gainers included investment banker Greenhill & Co. (0.8% of net assets). In addition, the fund did well by owning banks that were well positioned for rising interest rates, such as Mercantile Bank in the Midwest (0.8% of net assets).

Returns from consumer discretionary, energy and industrials stocks were strong, but they trailed their respective sector averages. Top contributors to performance included consumer discretionary stocks Scientific Games, Jarden and Gaylord Entertainment (1.3%, 1.7% and 1.3% of net assets, respectively). Scientific Games experienced strong demand from revenue-strapped states for its lottery services, while consumer products conglomerate Jarden rose following a recent acquisition. Gaylord Entertainment rallied on the popularity of its convention and lodging facilities. However, the fund's overweight in media stocks, as well as weak returns from retailers such as Sharper Image (0.8% of net assets), detracted from sector returns.

Energy stocks rallied nicely, fueled by high commodity prices. The fund did not fully participate in these gains because of its underweight in the sector. In addition, the fund did not own the sector standouts but held exploration and production stocks that trailed the sector average. Among industrials, the biggest loss came from relocation firm Sirva (0.3% of net assets), which suffered from accounting problems at its specialty insurance operation and a drop in business at its European subsidiary. In health care, returns benefited from investments in NeoPharm and Cell Therapeutics (0.8% and 0.6% of net assets, respectively), which rebounded nicely as their outlooks improved. However, some stocks that had previously done quite well, such as Salix Pharmaceuticals (0.7% of net assets), retreated.

We remain optimistic about the prospects for small-cap growth stocks, which stand to do well if the economy continues to grow. Although the valuation gap between small- and large-cap stocks has closed, we believe earnings growth expectations for small company stocks remain significantly higher than for stocks of larger companies.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                    (%)
     Jarden                                         1.7
     Scientific Games                               1.3
     Gaylord Entertainment                          1.3
     Infinity Property & Casualty                   1.2
     Advisory Board                                 1.2
     DRS Technologies                               1.1
     Marvel Enterprises                             1.1
     UTI Worldwide                                  1.1
     MTC Technologies                               1.1
     Bone Care International                        1.0

Thank you for investing in CMG Small Cap Growth Fund.

Paul J. Berlinguet has managed or co-managed the CMG Small Cap Growth Fund since November 2003 and has been with the advisor since 2003.

/s/ Paul J. Berlinguet

Thomas P. Lettenberger has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since 2000.

/s/ Thomas P. Lettenberger

Steven R. Lilly has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since 1995.

/s/ Steven R. Lilly

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2005

                       CMG SMALL CAP           RUSSELL 2000
                        GROWTH FUND            GROWTH INDEX
  5/5/2003             $      10,000           $     10,000
 5/31/2003             $      10,750           $     10,776
 6/30/2003             $      11,010           $     10,984
 7/31/2003             $      11,530           $     11,814
 8/31/2003             $      12,060           $     12,449
 9/30/2003             $      11,620           $     12,134
10/31/2003             $      12,851           $     13,182
11/30/2003             $      13,141           $     13,612
12/31/2003             $      13,483           $     13,673
 1/31/2004             $      14,037           $     14,391
 2/29/2004             $      14,197           $     14,369
 3/31/2004             $      14,410           $     14,437
 4/30/2004             $      13,760           $     13,712
 5/31/2004             $      13,781           $     13,985
 6/30/2004             $      14,100           $     14,451
 7/31/2004             $      12,769           $     13,153
 8/31/2004             $      12,450           $     12,870
 9/30/2004             $      13,163           $     13,582
10/31/2004             $      13,450           $     13,912
11/30/2004             $      14,399           $     15,088
12/31/2004             $      14,895           $     15,629
 1/31/2005             $      14,085           $     14,924

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                  6-MONTH
                                     INCEPTION  (CUMULATIVE)    1-YEAR   LIFE
CMG Small Cap Growth Fund             05/05/03      10.31        0.35    21.72
Russell 2000 Growth Index                           13.48        3.71    25.83

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                  6-MONTH
                                     INCEPTION  (CUMULATIVE)     1-YEAR    LIFE
CMG Small Cap Growth Fund             05/05/03      5.64          10.48    27.17
Russell 2000 Growth Index                           8.16          14.31    30.91

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemptions of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID            FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       EXPENSE RATIO (%)
 ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
1,000.00      1,000.00          1,103.09     1,021.17        4.24         4.08                 0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Value Fund returned 13.73% for the six-month period ended January 31, 2005. Performance was behind the Russell 2000 Value Index, which gained 14.24% over the same period. The fund came out modestly ahead of the Lipper Small Cap Value Funds Category average, which returned 13.32%.(1) Strong stock selection bolstered returns, with the best gains coming from financials and technology. Industrials and health care investments, however, hampered performance relative to the Russell index.

We continued to focus on companies with strong competitive and financial standings, good earnings growth prospects and reasonable stock valuations. We also positioned the fund to take advantage of the economic recovery by keeping a below-average stake in financials and above-average investments in technology and industrials. Within financials, we downplayed thrifts and real estate investment trusts, both of which tend to falter as interest rates rise. The financials stocks the fund owned did quite well, as interest rates rose only modestly. Among the biggest gainers were consumer specialty finance companies, including a credit card company and a pawnshop. Banks and insurers also posted strong returns.

Technology stocks trailed the overall market, as the sector failed to keep up with investor expectations. The fund benefited from avoiding more speculative tech companies, many of which disappointed investors during the period. The fund's focus was on a diverse array of more conservative tech companies, which moved into favor with investors. Among the strongest gainers were a cell phone distributor, an information technology consultant/recruiter and a security software company. Materials stocks also boosted performance. The fund had overweights in metals, including steel and titanium, as well as coal. These stocks rallied as commodity prices rose amid strong global demand and tightening supply.

The fund's overweight in industrials should have helped performance as the economy recovered and the sector posted strong gains. However, we focused the fund on higher quality industrial companies, which hindered relative returns as lower quality stocks posted exceptionally strong gains. Nevertheless, we kept our emphasis on companies with strong balance sheets and good competitive positioning, believing they will be the sector's long-term winners.

Within health care, the fund experienced some disappointments because the best performers were more expensive and speculative stocks that snapped back from earlier downturns. The fund tends not to own these types of stocks because they do not meet either our valuation or quality criteria. In addition, the fund owned positions in a funeral home, a contract service company, a specialty pharmaceutical company and a dental practice, which were disappointments. Most of these stocks faltered for company-specific reasons, and we held onto them because we have confidence that the companies can overcome these short-term challenges.

Our outlook for the US economy, stock market and small-cap value stocks, in particular, is moderately optimistic. We expect the economy to continue to grow at a measured pace in the coming year. We also think stocks have room to climb as long as economic expansion continues and stock valuations remain reasonable. As a result, we plan to maintain the fund's bias toward economically sensitive sectors. Although we believe small-cap stocks are no longer inexpensive compared to large-cap stocks, we remain confident that we will be able to find attractive investment opportunities in 2005.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                    (%)
     Corn Products International                    1.1
     iShares Russell 2000
      Value Index Fund                              1.0
     Cash America International                     0.9
     Scientific Games                               0.8
     Greif                                          0.8
     Willbros Group                                 0.8
     MPS Group                                      0.8
     Consolidated Graphics                          0.8
     Harsco                                         0.8
     Precision Castparts                            0.8

Thank you for investing in CMG Small Cap Value Fund.

Stephen Barbaro has managed the CMG Small Cap Value Fund since the fund's inception and has been with the advisor or its predecessors or affiliate organizations since 1997.

/s/ Stephen Barbaro

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2005

                CMG SMALL CAP      RUSSELL 2000     RUSSELL 2000
                 VALUE FUND         VALUE INDEX        INDEX
  5/5/2003      $     10,000      $     10,000      $     10,000
 5/31/2003      $     10,510      $     10,766      $     10,771
 6/30/2003      $     10,720      $     10,948      $     10,966
 7/31/2003      $     11,291      $     11,494      $     11,652
 8/31/2003      $     11,820      $     11,931      $     12,186
 9/30/2004      $     11,710      $     11,794      $     11,961
10/31/2003      $     12,660      $     12,755      $     12,965
11/30/2003      $     13,160      $     13,245      $     13,426
12/31/2003      $     13,619      $     13,724      $     13,698
 1/31/2004      $     14,119      $     14,199      $     14,293
 2/29/2004      $     14,353      $     14,475      $     14,421
 3/31/2004      $     14,619      $     14,674      $     14,555
 4/30/2004      $     14,017      $     13,916      $     13,813
 5/31/2004      $     14,109      $     14,084      $     14,033
 6/30/2004      $     14,885      $     14,800      $     14,623
 7/31/2004      $     14,200      $     14,119      $     13,639
 8/31/2004      $     14,139      $     14,257      $     13,570
 9/30/2004      $     14,722      $     14,822      $     14,206
10/31/2004      $     14,926      $     15,051      $     14,486
11/30/2004      $     16,285      $     16,386      $     15,742
12/31/2004      $     16,741      $     16,778      $     16,208
 1/31/2005      $     16,150      $     16,129      $     15,533

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                  6-MONTH
                                     INCEPTION  (CUMULATIVE)     1-YEAR    LIFE
CMG Small Cap Value Fund              05/05/03      13.73         14.38    31.67
Russell 2000 Value Index                            14.24         13.59    31.57
Russell 2000 Index                                  13.88          8.67    28.75

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                  6-MONTH
                                     INCEPTION  (CUMULATIVE)     1-YEAR    LIFE
CMG Small Cap Value Fund             05/05/03       12.46         22.92    36.46
Russell 2000 Value Index                            13.37         22.25    36.64
Russell 2000 Index                                  10.83         18.33    33.83

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Russell 2000 Value index is an unmanaged index that tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID            FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       EXPENSE RATIO (%)
 ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
1,000.00      1,000.00          1,137.32     1,021.17        4.31         4.08                 0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small/Mid Cap Fund returned 16.19% for the six-month period ended January 31, 2005. The fund outperformed the Russell 2500 Growth Index, which returned 13.53% for the same period. The fund also outperformed its peer group. The average return for the Lipper MidCap Growth Funds Category was 12.58%.(1) Stock selection in the health care, consumer discretionary and materials sectors helped the fund outperform its benchmark. Restructuring of the fund's technology holdings also resulted in improved performance.

A new management team has been in place since June 2004. Our first task was to reduce portfolio risk by restructuring certain of the fund's sectors. A good example was the information technology sector. The team eliminated commodity-type businesses in favor of those with greater intellectual property content as reflected in companies with higher gross margins. The resulting portfolio of higher quality names was well positioned for the market rally in the fourth quarter of 2004. Communications-related stocks, where the fund had significant exposure, led performance: F5 Networks gained 83% and Amdocs rose 37% (1.0% and 1.0% of net assets, respectively). In the semiconductor industry, Marvell Technology Group benefited from a new product introduction, allowing it to attack new markets (1.2% of net assets). NVIDIA, a new position to the portfolio, benefited from the introduction of a new graphics chip (0.4% of net assets).

Although the fund had a lower weighting in health care, stocks selected for the portfolio outperformed their benchmark counterparts. Kinetic Concepts, which produces a medical device to accelerate the wound healing process, benefited from increased market penetration (1.0% of net assets). Caremark Rx, a pharmaceutical benefits manager, performed well after its acquisition of AdvancePCS last spring (0.4% of net assets). We believe the company is well positioned to capitalize on industry trends that call for greater cost control as drug prices continue to rise. In addition, DaVita made strong gains on the news of its purchase of Gambro Healthcare's US dialysis service business (1.5% of net assets).

Consumer discretionary and materials stocks also had a positive impact on performance. In the consumer discretionary sector, hotel and leisure stocks benefited from the steady economic recovery and increased business travel. Notable performers included Hilton Hotels and Harrah's Entertainment (0.7% and 0.9% of net assets, respectively). In addition, Tempur-Pedic International, a manufacturer of foam mattresses and pillows, gained ground as the company's products took market share (2.9% of net assets). Among materials holdings, Potash Corp. of Saskatchewan led performance due to strong commodity prices (2.1% of net assets).

The fund experienced some weakness in the energy sector during the fourth quarter of 2004. We were willing to maintain our significant exposure in this area because of our belief in the strength of longer-term industry fundamentals. This patience has been rewarded in January as the sector rebounded strongly from its lackluster fourth quarter performance. One stock that did disappoint was Input/Output, which we eliminated during the period. The company reported lower-than-expected earnings in the fourth quarter, after having previously disappointed investors. We enhanced coverage of the financial sector by hiring an experienced analyst. We have maintained low exposure in the finance area because of concerns about the effects of a rising interest rate environment, but we continue to hunt for new investment opportunities within the sector.

We believe that the economy continues to grow at a healthy rate and that the portfolio is positioned accordingly. We are bullish on the energy sector and see continued strength in the materials and industrial sectors, where we are maintaining exposure. Ongoing job creation, a build up of cash on corporate balance sheets and a Federal Reserve Board that appears to be controlling inflation support our outlook. However, we are monitoring the economy and markets for any change in the pace of growth because of the fund's pro-cyclical positioning.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                    (%)
     Tempur-Pedic International                     2.9
     Potash Corp. of Saskatchewan                   2.1
     Medicis Pharmaceutical                         1.9
     Donaldson                                      1.9
     Amylin Pharmaceuticals                         1.8
     United Defense Industries                      1.5
     Urban Outfitters                               1.5
     DaVita                                         1.5
     Affiliated Managers Group                      1.5
     National-Oilwell                               1.5

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

Kenneth A. Korngiebel has co-managed the CMG Small/Mid Cap Fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kenneth A. Korngiebel

Trent E. Nevills has co-managed the fund since June 2004 and has been with the advisor since 2003.

/s/ Trent E. Nevills

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, DECEMBER 1, 2000 TO JANUARY 31, 2005

                         CMG SMALL/    RUSSELL 2500    RUSSELL 2500
                        MID CAP FUND   GROWTH INDEX       INDEX
 1/12/2000               $   10,000    $     10,000    $     10,000
12/31/2000               $   10,830    $     10,620    $     10,861
 1/31/2001               $   10,780    $     11,308    $     11,218
 2/28/2001               $    9,480    $      9,563    $     10,496
 3/31/2001               $    8,650    $      8,506    $      9,920
 4/30/2001               $    9,689    $      9,802    $     10,796
 5/31/2001               $    9,710    $     10,086    $     11,120
 6/30/2001               $    9,640    $     10,314    $     11,278
 7/31/2001               $    9,290    $      9,554    $     10,875
 8/31/2001               $    8,730    $      8,919    $     10,518
 9/30/2001               $    7,659    $      7,522    $      9,157
10/31/2001               $    7,999    $      8,264    $      9,630
11/30/2001               $    8,499    $      8,978    $     10,409
12/31/2001               $    8,900    $      9,470    $     10,993
 1/31/2002               $    8,650    $      9,065    $     10,857
 2/28/2002               $    8,290    $      8,505    $     10,667
 3/31/2002               $    8,740    $      9,190    $     11,404
 4/30/2002               $    8,580    $      8,885    $     11,376
 5/31/2002               $    8,420    $      8,438    $     11,042
 6/30/2002               $    7,840    $      7,662    $     10,420
 7/31/2002               $    7,081    $      6,710    $      9,177
 8/31/2002               $    7,030    $      6,709    $      9,204
 9/30/2002               $    6,690    $      6,202    $      8,475
10/31/2002               $    6,960    $      6,559    $      8,751
11/30/2002               $    7,270    $      7,168    $      9,465
12/31/2002               $    6,870    $      6,715    $      9,038
 1/31/2003               $    6,890    $      6,569    $      8,797
 2/28/2003               $    6,770    $      6,416    $      8,586
 3/31/2003               $    6,860    $      6,501    $      8,668
 4/30/2003               $    7,271    $      7,068    $      9,440
 5/31/2003               $    7,881    $      7,817    $     10,368
 6/30/2003               $    8,060    $      7,978    $     10,566
 7/31/2003               $    8,300    $      8,509    $     11,134
 8/31/2003               $    8,691    $      8,965    $     11,650
 9/30/2003               $    8,271    $      8,772    $     11,491
10/31/2003               $    9,071    $      9,493    $     12,399
11/30/2003               $    9,371    $      9,814    $     12,866
12/31/2003               $    9,441    $      9,825    $     13,150
 1/31/2004               $    9,671    $     10,235    $     13,630
 2/29/2004               $    9,752    $     10,330    $     13,841
 3/31/2004               $    9,622    $     10,366    $     13,924
 4/30/2004               $    9,242    $      9,927    $     13,256
 5/31/2004               $    9,392    $     10,133    $     13,526
 6/30/2004               $    9,551    $     10,380    $     13,971
 7/31/2004               $    8,771    $      9,568    $     13,158
 8/31/2004               $    8,491    $      9,375    $     13,124
 9/30/2004               $    8,951    $      9,798    $     13,619
10/31/2004               $    9,342    $     10,076    $     13,929
11/30/2004               $    9,992    $     10,744    $     14,970
12/31/2004               $   10,481    $     11,259    $     15,556
 1/31/2005               $   10,190    $     10,861    $     15,033

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                  6-MONTH
                                     INCEPTION  (CUMULATIVE)     1-YEAR    LIFE
CMG Small/Mid Cap Fund                12/01/00      16.19          5.38     0.45
Russell 2500 Growth Index                           13.53          6.13     2.00
Russell 2500 Index                                  14.25         10.30    10.27

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                  6-MONTH
                                     INCEPTION  (CUMULATIVE)     1-YEAR     LIFE
CMG Small/Mid Cap Fund                12/01/00       9.74         11.02     1.15
Russell 2500 Growth Index                            8.47         14.59     2.94
Russell 2500 Index                                  11.35         18.29    11.42

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from December 1, 2000.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged index that tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL/MID CAP FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID            FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       EXPENSE RATIO (%)
 ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
1,000.00      1,000.00          1,161.92     1,021.42        4.09         3.82                 0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2005, CMG International Stock Fund returned 12.68%. The fund trailed the MSCI All Country World ex US Index, which posted an 18.00% return during the period. The average return for the Lipper International Multi-Cap Growth Funds Category was 15.62%.(1) Stock selection in Japan and the United Kingdom (UK) were the principal reasons the fund fell behind its benchmark.

During the period, we boosted the investment in Japan on the belief that its economy was headed for a strong recovery after more than 10 years of recession and deflation. We favored companies that had the potential to benefit from a strong recovery. In fact, we were premature in our assessment of how quickly this domestic expansion would occur. Inflation did not return as fast as forecasts suggested, and consumer spending did not rebound at the pace we originally anticipated. As a result, consumer-related Japanese stocks declined. Telecommunications stocks in Japan also detracted from performance, especially NTT DoCoMo (0.3% of net assets), a wireless communications company, which suffered from stiff competition.

Pharmaceutical companies in the United Kingdom also held back results. AstraZeneca (0.7% of net assets) lost traction when the FDA postponed approval of IRESSA, a cancer drug. In addition, prescription trends were disappointing for Crestor, AstraZeneca's cholesterol-lowering drug. However, the stock remains in the portfolio because we continue to believe that it has long-term potential.

We raised the fund's commitment to Europe, where long-term growth prospects appeared strong. We focused on smaller markets that were growing faster than Europe as a whole and that were attractively priced relative to their potential compared to larger markets. In particular, the fund's investments in Austria and Greece did well. Both countries have fast-growing economies, relatively low interest rates and policies that are friendly to business. When selecting stocks, we gravitated toward banks, which have had a substantial increase in loan demand in the improving economic environment. In Greece, for example, the National Bank of Greece was a positive contributor (0.5% of net assets).

Two main themes dominated the fund's stock selection within its geographic regions. We favored companies that we believed were 1) likely to increase dividend payouts and/or 2) benefit from increased capital spending. With these themes in mind, we increased investment in the industrials sector, a strategy that added the most value over the period. Two companies were particularly strong--Atlas Copco AB in Sweden, an electric tool manufacturer, and Vinci SA in France, a construction company (1.2% and 1.1% of net assets, respectively). Telecommunications companies also reflected these themes. We added Belgacom SA (0.6% of net assets), Belgium's telecommunications company, which benefited from cost-cutting and improved operations. In addition, we believe that the company has the potential to raise its dividend.

Rising oil prices aided energy stocks, and one of the best performing companies in the portfolio was Canada's EnCana (1.2% of net assets), the largest oil and gas exploration company in North America.

We expect to emphasize four themes in 2005. First, we will continue to seek more high-yielding companies that we believe are likely to increase dividends and/or share buybacks.

Second, we plan to increase the fund's exposure to companies that could benefit from increased capital expenditures. Third, because we believe that improved employment growth could boost consumer confidence, we plan to increase the fund's exposure to retail stocks. Fourth, we expect to emphasize larger-cap stocks. We believe they have the potential to outperform smaller caps, which have led the global markets for three years.

The fund's top ten holdings and countries (as a percentage of net assets) as of January 31, 2005 were:

     HOLDINGS                         (%)
     ENI S.p.A.                       1.8
     Vodafone Group                   1.8
     BP                               1.8
     Nestle SA                        1.8
     GlaxoSmithKline                  1.7
     HSBC Holdings                    1.6
     Royal Bank of Scotland Group     1.4
     Reckitt Benckiser                1.3
     Barclays                         1.3
     Syngenta AG                      1.3

     COUNTRIES                        (%)
     Japan                           21.5
     United Kingdom                  21.3
     France                           8.5
     Germany                          7.7
     Italy                            5.3
     Switzerland                      4.8
     Netherlands                      4.5
     Sweden                           2.7
     Canada                           2.2
     Ireland                          1.9

We appreciate your continued confidence in the CMG International Stock Fund.

Penelope L. Burgess has co-managed the CMG International Stock Fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1993.

/s/ Penelope L. Burgess

Deborah F. Snee has co-managed the fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1999.

/s/ Deborah F. Snee

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

A concentration of investments in a specific sector, such as the technology sector, may cause the fund to experience increased volatility.

Holdings and country breakdowns are disclosed as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 1, 1995 TO JANUARY 31, 2005

                      CMG INTERNATIONAL     MSCI EAFE     MSCI ALL COUNTRY WORLD
                         STOCK FUND           INDEX            EX US INDEX
    2/1/95               $   10,000        $    10,000    $               10,000
   2/28/95               $    9,854        $     9,971    $                9,946
   3/31/95               $   10,233        $    10,593    $               10,508
   4/30/95               $   10,446        $    10,991    $               10,918
   5/31/95               $   10,315        $    10,861    $               10,869
   6/30/95               $   10,276        $    10,671    $               10,719
   7/31/95               $   10,933        $    11,335    $               11,326
   8/31/95               $   10,779        $    10,904    $               10,933
   9/30/95               $   11,013        $    11,116    $               11,120
  10/31/95               $   10,873        $    10,817    $               10,823
  11/30/95               $   11,087        $    11,118    $               11,078
  12/31/95               $   11,383        $    11,566    $               11,516
   1/31/96               $   11,582        $    11,613    $               11,674
   2/29/96               $   11,582        $    11,653    $               11,674
   3/31/96               $   12,032        $    11,900    $               11,893
   4/30/96               $   12,437        $    12,246    $               12,253
   5/31/96               $   12,619        $    12,021    $               12,069
   6/30/96               $   12,883        $    12,088    $               12,131
   7/31/96               $   12,308        $    11,735    $               11,728
   8/31/96               $   12,501        $    11,761    $               11,797
   9/30/96               $   12,780        $    12,074    $               12,090
  10/31/96               $   12,685        $    11,951    $               11,969
  11/30/96               $   13,122        $    12,426    $               12,431
  12/31/96               $   13,292        $    12,266    $               12,287
   1/31/97               $   13,290        $    11,837    $               12,060
   2/28/97               $   13,613        $    12,031    $               12,281
   3/31/97               $   13,718        $    12,074    $               12,255
   4/30/97               $   14,025        $    12,138    $               12,360
   5/31/97               $   14,828        $    12,928    $               13,122
   6/30/97               $   15,524        $    13,641    $               13,846
   7/31/97               $   15,979        $    13,862    $               14,126
   8/31/97               $   14,841        $    12,826    $               13,014
   9/30/97               $   15,850        $    13,544    $               13,719
  10/31/97               $   14,649        $    12,503    $               12,550
  11/30/97               $   14,590        $    12,375    $               12,393
  12/31/97               $   14,646        $    12,483    $               12,535
   1/31/98               $   14,742        $    13,053    $               12,910
   2/28/98               $   15,376        $    13,891    $               13,771
   3/31/98               $   16,084        $    14,319    $               14,248
   4/30/98               $   16,532        $    14,432    $               14,350
   5/31/98               $   16,800        $    14,362    $               14,089
   6/30/98               $   16,721        $    14,471    $               14,037
   7/31/98               $   16,763        $    14,617    $               14,170
   8/31/98               $   14,750        $    12,806    $               12,172
   9/30/98               $   13,673        $    12,413    $               11,916
  10/31/98               $   14,469        $    13,706    $               13,164
  11/30/98               $   15,610        $    14,408    $               13,871
  12/31/98               $   16,430        $    14,976    $               14,348
   1/31/99               $   17,204        $    14,931    $               14,333
   2/28/99               $   16,777        $    14,575    $               14,012
   3/31/99               $   17,066        $    15,183    $               14,688
   4/30/99               $   17,550        $    15,798    $               15,423
   5/31/99               $   17,147        $    14,985    $               14,698
   6/30/99               $   18,196        $    15,569    $               15,374
   7/31/99               $   18,797        $    16,031    $               15,734
   8/31/99               $   19,223        $    16,091    $               15,789
   9/30/99               $   19,685        $    16,253    $               15,895
  10/31/99               $   20,610        $    16,863    $               16,486
  11/30/99               $   23,079        $    17,448    $               17,145
  12/31/99               $   26,127        $    19,015    $               18,781
 1/31/2000               $   24,766        $    17,807    $               17,761
 2/29/2000               $   26,495        $    18,286    $               18,241
 3/31/2000               $   25,846        $    18,996    $               18,927
 4/30/2000               $   23,502        $    17,997    $               17,870
 5/31/2000               $   21,478        $    17,557    $               17,413
 6/30/2000               $   22,692        $    18,244    $               18,155
 7/31/2000               $   21,514        $    17,479    $               17,438
 8/31/2000               $   22,054        $    17,632    $               17,654
 9/30/2000               $   20,704        $    16,773    $               16,674
10/31/2000               $   19,870        $    16,377    $               16,144
11/30/2000               $   18,988        $    15,763    $               15,421
12/31/2000               $   19,901        $    16,323    $               15,946
 1/31/2001               $   19,694        $    16,314    $               16,186
 2/28/2001               $   18,615        $    15,091    $               14,904
 3/31/2001               $   17,373        $    14,084    $               13,850
 4/30/2001               $   18,438        $    15,063    $               14,792
 5/31/2001               $   18,069        $    14,531    $               14,384
 6/30/2001               $   17,433        $    13,937    $               13,833
 7/31/2001               $   16,886        $    13,683    $               13,524
 8/31/2001               $   16,575        $    13,337    $               13,189
 9/30/2001               $   15,007        $    11,986    $               11,789
10/31/2001               $   15,406        $    12,293    $               12,120
11/30/2001               $   15,731        $    12,747    $               12,673
12/31/2001               $   16,106        $    12,822    $               12,837
 1/31/2002               $   15,454        $    12,141    $               12,288
 2/28/2002               $   15,557        $    12,226    $               12,376
 3/31/2002               $   16,313        $    12,946    $               13,033
 4/30/2002               $   16,387        $    12,972    $               13,134
 5/31/2002               $   16,580        $    13,137    $               13,277
 6/30/2002               $   16,179        $    12,614    $               12,703
 7/31/2002               $   14,859        $    11,369    $               11,465
 8/31/2002               $   14,784        $    11,343    $               11,466
 9/30/2002               $   13,301        $    10,124    $               10,250
10/31/2002               $   13,820        $    10,668    $               10,800
11/30/2002               $   14,354        $    11,153    $               11,319
12/31/2002               $   13,800        $    10,778    $               10,955
 1/31/2003               $   13,219        $    10,328    $               10,570
 2/28/2003               $   13,055        $    10,092    $               10,356
 3/31/2003               $   12,966        $     9,894    $               10,155
 4/30/2003               $   13,934        $    10,864    $               11,134
 5/31/2003               $   14,694        $    11,522    $               11,843
 6/30/2003               $   14,977        $    11,801    $               12,171
 7/31/2003               $   15,395        $    12,086    $               12,495
 8/31/2003               $   15,768        $    12,378    $               12,867
 9/30/2003               $   16,200        $    12,759    $               13,227
10/31/2003               $   17,183        $    13,554    $               14,084
11/30/2003               $   17,317        $    13,855    $               14,391
12/31/2003               $   18,467        $    14,937    $               15,490
 1/31/2004               $   18,872        $    15,147    $               15,739
 2/29/2004               $   19,126        $    15,497    $               16,139
 3/31/2004               $   19,291        $    15,584    $               16,239
 4/30/2004               $   18,766        $    15,232    $               15,734
 5/31/2004               $   18,601        $    15,284    $               15,784
 6/30/2004               $   18,960        $    15,618    $               16,127
 7/31/2004               $   18,226        $    15,111    $               15,657
 8/31/2004               $   18,226        $    15,177    $               15,783
 9/30/2004               $   18,542        $    15,573    $               16,291
10/31/2004               $   19,140        $    16,104    $               16,858
11/30/2004               $   20,339        $    17,204    $               18,028
12/31/2004               $   21,061        $    17,960    $               18,801
 1/31/2005               $   20,539        $    17,633    $               18,477

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                  6-MONTH
                                     INCEPTION  (CUMULATIVE)     1-YEAR    5-YEAR     10-YEAR
CMG International Stock Fund          02/01/94      12.68          8.83    -3.67         7.46
MSCI EAFE Index                                     16.68         16.40    -0.20         5.84
MSCI All Country World ex US Index                  18.00         17.39     0.79         6.33

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                  6-MONTH
                                     INCEPTION  (CUMULATIVE)     1-YEAR    5-YEAR     10-YEAR
CMG International Stock Fund          02/01/94      11.08         14.05    -4.21         6.92
MSCI EAFE Index                                     15.00         20.25    -1.13         5.62
MSCI All Country World ex US Index                  16.57         21.37     0.02         6.02

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG INTERNATIONAL STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID            FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       EXPENSE RATIO (%)
 ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
1,000.00      1,000.00          1,126.78     1,021.42        4.02         3.82                 0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                        (UNAUDITED)
                                                         SIX MONTHS               YEAR              PERIOD
                                                           ENDED                 ENDED              ENDED
                                                         JANUARY 31,            JULY 31,           JULY 31,
                                                            2005                  2004             2003 (a)
                                                       --------------        --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        11.97        $        10.73     $        10.00
                                                       --------------        --------------     --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                     0.14(c)               0.17               0.04
   Net realized and unrealized gain on investments               0.97                  1.13               0.69
                                                       --------------        --------------     --------------
      Total from investment operations                           1.11                  1.30               0.73
                                                       --------------        --------------     --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                   (0.20)                (0.05)                 -
   From net realized gains                                      (0.10)                (0.01)                 -
                                                       --------------        --------------     --------------
      Total distributions declared to shareholders              (0.30)                (0.06)                 -
                                                       --------------        --------------     --------------

NET ASSET VALUE, END OF PERIOD                         $        12.78        $        11.97     $        10.73
                                                       ==============        ==============     ==============

Total return (d)(e)                                              9.25%(f)             12.08%              7.30%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      101,615        $       98,247     $        9,134
Ratio of net expenses to average net assets                      0.25%(g)              0.25%              0.25%(g)
Ratio of net investment income to average net assets             2.16%(g)              1.43%              1.50%(g)
Reimbursement                                                    0.04%(g)              0.05%              1.37%(g)
Portfolio turnover rate                                            28%(f)                60%                 2%(f)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.04 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                            (UNAUDITED)
                                                             SIX MONTHS           PERIOD
                                                               ENDED              ENDED
                                                             JANUARY 31,         JULY 31,
                                                                2005             2004 (a)
                                                           --------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $        10.25    $           10.00
                                                           --------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                         0.07(c)              0.03
   Net realized and unrealized gain on investments                   0.91                 0.23
                                                           --------------    -----------------
      Total from investment operations                               0.98                 0.26
                                                           --------------    -----------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                       (0.09)               (0.01)
                                                           --------------    -----------------

NET ASSET VALUE, END OF PERIOD                             $        11.14    $           10.25
                                                           ==============    =================

Total return (d)(e)(f)                                               9.53%                2.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $       36,934    $          40,684
Ratio of net expenses to average net assets (g)                      0.50%                0.50%
Ratio of net investment income to average net assets (g)             1.34%                0.31%
Reimbursement (g)                                                    0.05%                0.14%
Portfolio turnover rate (f)                                            57%                 114%

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.05 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                            (UNAUDITED)
                                                             SIX MONTHS            PERIOD
                                                               ENDED                ENDED
                                                             JANUARY 31,           JULY 31,
                                                                2005               2004 (a)
                                                           --------------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $        11.09       $        10.00
                                                           --------------       --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                         0.11                 0.18
   Net realized and unrealized gain on investments                   0.96                 0.93
                                                           --------------       --------------
      Total from investment operations                               1.07                 1.11
                                                           --------------       --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                       (0.22)               (0.02)
   From net realized gains                                          (0.03)                   -
                                                           --------------       --------------
      Total distributions declared to shareholders                  (0.25)               (0.02)
                                                           --------------       --------------

NET ASSET VALUE, END OF PERIOD                             $        11.91       $        11.09
                                                           ==============       ==============

Total return (c)(d)(e)                                               9.61%               11.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $       44,422       $       47,855
Ratio of net expenses to average net assets (f)                      0.50%                0.50%
Ratio of net investment income to average net assets (f)             1.90%                1.86%
Reimbursement (f)                                                    0.04%                0.14%
Portfolio turnover rate (e)                                            26%                  46%

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                           (UNAUDITED)
                                                           SIX MONTHS              YEAR           PERIOD
                                                              ENDED                ENDED           ENDED
                                                           JANUARY 31,           JULY 31,        JULY 31,
                                                              2005                 2004          2003 (a)
                                                          ------------        ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      11.04        $      10.93     $      10.00
                                                          ------------        ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.02)              (0.05)           (0.01)
   Net realized and unrealized gain on investments                1.82                0.17             0.94
                                                          ------------        ------------     ------------
      Total from investment operations                            1.80                0.12             0.93
                                                          ------------        ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                           -               (0.01)               -
                                                          ------------        ------------     ------------

NET ASSET VALUE, END OF PERIOD                            $      12.84        $      11.04     $      10.93
                                                          ============        ============     ============

Total return (c)(d)                                              16.30%(e)            1.06%            9.30%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $     19,510        $     19,284     $      2,161
Ratio of net expenses to average net assets                       0.70%(f)            0.70%            0.70%(f)
Ratio of net investment loss to average net assets               (0.27)%(f)          (0.38)%          (0.44)%(f)
Reimbursement                                                     0.19%(f)            0.22%            3.85%(f)
Portfolio turnover rate                                             47%(e)             169%              23%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                           (UNAUDITED)
                                                           SIX MONTHS             YEAR            PERIOD
                                                              ENDED               ENDED            ENDED
                                                           JANUARY 31,          JULY 31,         JULY 31,
                                                              2005                2004           2003 (a)
                                                          ------------        ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      12.58        $      10.69     $      10.00
                                                          ------------        ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                      0.05                0.07             0.01
   Net realized and unrealized gain on investments                1.25                1.84             0.68
                                                          ------------        ------------     ------------
      Total from investment operations                            1.30                1.91             0.69
                                                          ------------        ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                    (0.09)              (0.02)               -
   From net realized gains                                       (0.09)                  -(c)             -
                                                          ------------        ------------     ------------
      Total distributions declared to shareholders               (0.18)              (0.02)               -
                                                          ------------        ------------     ------------

NET ASSET VALUE, END OF PERIOD                            $      13.70        $      12.58     $      10.69
                                                          ============        ============     ============

Total return (d)(e)                                              10.30%(f)           17.91%            6.90%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $     23,101        $     21,994     $      2,651
Ratio of net expenses to average net assets                       0.70%(g)            0.70%            0.70%(g)
Ratio of net investment income to average net assets              0.70%(g)            0.54%            0.49%(g)
Reimbursement                                                     0.16%(g)            0.20%            3.61%(g)
Portfolio turnover rate                                             25%(f)               9%               2%(f)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                          (UNAUDITED)
                                                          SIX MONTHS              YEAR            PERIOD
                                                             ENDED                ENDED           ENDED
                                                          JANUARY 31,           JULY 31,         JULY 31,
                                                             2005                 2004           2003 (a)
                                                          ------------        ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      11.99        $      11.53     $      10.00
                                                          ------------        ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.04)              (0.08)           (0.02)
   Net realized and unrealized gain on investments                1.31                1.35             1.55
                                                          ------------        ------------     ------------
      Total from investment operations                            1.27                1.27             1.53
                                                          ------------        ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                       (0.74)              (0.81)               -
                                                          ------------        ------------     ------------

NET ASSET VALUE, END OF PERIOD                            $      12.52        $      11.99     $      11.53
                                                          ============        ============     ============

Total return (c)(d)                                              10.31%(e)           10.74%           15.30%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $     37,087        $     35,727     $     21,006
Ratio of net expenses to average net assets                       0.80%(f)            0.80%            0.80%(f)
Ratio of net investment loss to average net assets               (0.62)%(f)          (0.60)%          (0.62)%(f)
Reimbursement                                                     0.11%(f)            0.10%            0.35%(f)
Portfolio turnover rate                                             23%(e)              66%              37%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                           (UNAUDITED)
                                                           SIX MONTHS              YEAR           PERIOD
                                                              ENDED                ENDED           ENDED
                                                           JANUARY 31,           JULY 31,        JULY 31,
                                                              2005                 2004          2003 (a)
                                                          ------------        ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      13.91        $      11.29     $      10.00
                                                          ------------        ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                      0.07                0.11             0.02
   Net realized and unrealized gain on investments                1.87                2.79             1.27
                                                          ------------        ------------     ------------
      Total from investment operations                            1.94                2.90             1.29
                                                          ------------        ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                    (0.10)              (0.06)               -
   From net realized gains                                       (0.97)              (0.22)               -
                                                          ------------        ------------     ------------
      Total distributions declared to shareholders               (1.07)              (0.28)               -
                                                          ------------        ------------     ------------

NET ASSET VALUE, END OF PERIOD                            $      14.78        $      13.91     $      11.29
                                                          ============        ============     ============

Total return (c)(d)                                              13.73%(e)           25.79%           12.90%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $     43,934        $     40,356     $     21,356
Ratio of net expenses to average net assets                       0.80%(f)            0.80%            0.80%(f)
Ratio of net investment income to average net assets              0.96%(f)            0.82%            0.66%(f)
Reimbursement                                                     0.10%(f)            0.09%            0.36%(f)
Portfolio turnover rate                                             18%(e)              53%               5%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                               (UNAUDITED)
                                                                SIX MONTHS             YEAR              PERIOD
                                                                   ENDED              ENDED               ENDED
                                                                JANUARY 31,          JULY 31,            JULY 31,
                                                                   2005                2004              2003 (a)
                                                               ------------        ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       8.77        $       8.30       $       6.96
                                                               ------------        ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:

   Net investment loss                                                (0.02)(c)           (0.05)(c)          (0.03)(c)
   Net realized and unrealized gain (loss) on
     investments                                                       1.44                0.52               1.37
                                                               ------------        ------------       ------------
      Total from investment operations                                 1.42                0.47               1.34
                                                               ------------        ------------       ------------

NET ASSET VALUE, END OF PERIOD                                 $      10.19        $       8.77       $       8.30
                                                               ============        ============       ============

Total return (d)(e)                                                   16.19%(f)            5.66%             19.25%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $     43,760        $     50,662       $     73,926
Ratio of net expenses to average net assets                            0.75%(g)            0.75%              0.78%(g)(h)
Ratio of net investment loss to average net assets                    (0.43)%(g)          (0.49)%            (0.50)%(g)(h)
Reimbursement                                                          0.09%(g)            0.06%              0.06%(g)
Portfolio turnover rate                                                 100%(f)              91%                84%(f)

                                                                   YEAR               PERIOD
                                                                   ENDED              ENDED
                                                                 OCTOBER 31,        OCTOBER 31,
                                                                    2002              2001 (b)
                                                                ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       8.00       $      10.00
                                                                ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:

   Net investment loss                                                 (0.04)(c)          (0.02)
   Net realized and unrealized gain (loss) on
     investments                                                       (1.00)             (1.98)
                                                                ------------       ------------
      Total from investment operations                                 (1.04)             (2.00)
                                                                ------------       ------------

NET ASSET VALUE, END OF PERIOD                                  $       6.96       $       8.00
                                                                ============       ============

Total return (d)(e)                                                   (13.00)%           (20.00)%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     54,769       $     49,391
Ratio of net expenses to average net assets                             0.80%(h)           0.80%(g)(h)
Ratio of net investment loss to average net assets                     (0.45)%(h)         (0.23)%(g)(h)
Reimbursement                                                           0.06%              0.17%(g)
Portfolio turnover rate                                                  125%               167%(f)

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                      (UNAUDITED)
                                      SIX MONTHS                YEAR              PERIOD
                                         ENDED                  ENDED              ENDED
                                      JANUARY 31,             JULY 31,           JULY 31,
                                         2005                   2004              2003 (a)
                                      -----------           -----------        -----------
NET ASSET VALUE, BEGINNING
   OF PERIOD                          $     12.17           $     10.33        $      9.32
                                      -----------           -----------        -----------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)              0.04(b)               0.14(b)            0.11(b)
   Net realized and unrealized
     gain (loss) on investments,
      foreign currency and
        foreign capital gains tax            1.51                  1.76               0.95
                                      -----------           -----------        -----------
      Total from investment
        operations                           1.55                  1.90               1.06
                                      -----------           -----------        -----------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
   From net investment
     income                                 (0.10)                (0.06)             (0.05)
   From net realized gains .                (0.29)                    -                  -
      Total distributions declared
        to shareholders                     (0.39)                (0.06)             (0.05)
                                      -----------           -----------        -----------
NET ASSET VALUE, END OF PERIOD        $     13.33           $     12.17        $     10.33
                                      ===========           ===========        ===========
Total return (d)                            12.68%(e)(f)          18.40%(e)          11.39%(e)(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)     $   150,816           $   152,251        $    58,488
Ratio of net expenses to average
   net assets                                0.75%(g)              0.75%              0.93%(g)(h)
Ratio of net investment income
   (loss) to average net assets              0.66%(g)              1.16%              1.50%(g)(h)
Reimbursement                                0.03%(g)              0.05%              0.06%(g)
Portfolio turnover rate                        39%(f)                91%                59%(f)

                                                             YEAR ENDED OCTOBER 31,
                                       --------------------------------------------------------------------
                                          2002               2001               2000               1999
                                       -----------        -----------        -----------        -----------
NET ASSET VALUE, BEGINNING
   OF PERIOD                           $     10.42        $     16.20        $     17.86        $     12.54
                                       -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)               0.02(b)            0.03               0.04              (0.02)
   Net realized and unrealized
     gain (loss) on investments,
      foreign currency and
        foreign capital gains tax            (1.09)             (3.09)             (0.36)              5.34
                                       -----------        -----------        -----------        -----------
      Total from investment
        operations                           (1.07)             (3.06)             (0.32)              5.32
                                       -----------        -----------        -----------        -----------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
   From net investment
     income                                  (0.03)                 -                  -                  -
   From net realized gains                       -              (2.72)             (1.34)                 -(c)
      Total distributions declared
        to shareholders                      (0.03)             (2.72)             (1.34)                 -(c)
                                       -----------        -----------        -----------        -----------
NET ASSET VALUE, END OF PERIOD         $      9.32        $     10.42        $     16.20        $     17.86
                                       ===========        ===========        ===========        ===========
Total return (d)                            (10.28)%           (22.46)%            (3.58)%            42.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $    20,616        $    20,553        $    22,975        $    30,492
Ratio of net expenses to average
   net assets                                 1.31%(h)           1.26%(h)           1.11%(h)           1.31%(h)
Ratio of net investment income
   (loss) to average net assets               0.21%(h)           0.29%(h)           0.12%(h)     (0.14)%(h)
Reimbursement                                    -                  -                  -                  -
Portfolio turnover rate                        111%               117%               140%                96%

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (99.3%)
Consumer Discretionary (11.0%)
  Automobiles (0.4%)
    Ford Motor Co.                                                         34,100   $     449,097
                                                                                    -------------
  Distributors (0.1%)
    Genuine Parts Co.                                                       2,400         101,592
                                                                                    -------------
  Hotels, Restaurants & Leisure (1.6%)
    Carnival Corp.                                                          9,700         558,720
    Darden Restaurants, Inc.                                                3,500         103,460
    McDonald's Corp.                                                       27,700         897,203
    Starwood Hotels & Resorts Worldwide, Inc.                               1,800         104,202
                                                                                    -------------
                                                                                        1,663,585
                                                                                    -------------
  Household Durables (0.6%)
    Snap-On, Inc.                                                           3,000          99,330
    Stanley Works                                                          11,300         537,428
                                                                                    -------------
                                                                                          636,758
                                                                                    -------------
  Internet & Catalog Retail (0.5%)
    Amazon.com, Inc. (a)                                                    8,000         345,760
    eBay, Inc. (a)                                                          1,400         114,100
                                                                                    -------------
                                                                                          459,860
                                                                                    -------------
  Leisure Equipment & Products (0.2%)
    Hasbro, Inc.                                                            5,900         115,640
    Mattel, Inc.                                                            5,300         103,085
                                                                                    -------------
                                                                                          218,725
                                                                                    -------------
  Media (3.9%)
    Comcast Corp., Class A (a)                                             30,100         968,919
    Liberty Media Corp., Class A (a)                                       11,200         116,928
    McGraw-Hill Companies, Inc.                                             6,700         606,350
    Time Warner, Inc. (a)                                                  68,500       1,233,000
    UnitedGlobalCom, Inc., Class A (a)                                     53,600         523,672
    Viacom, Inc., Class B                                                   9,200         343,528
    Walt Disney Co.                                                         4,400         125,972
                                                                                    -------------
                                                                                        3,918,369
                                                                                    -------------
  Multiline Retail (0.4%)
    Dillard's, Inc., Class A                                                3,900         102,336
    Federated Department Stores, Inc.                                       1,800         102,240
    J.C. Penney Co., Inc.                                                   2,800         119,616
    Target Corp.                                                            2,100         106,617
                                                                                    -------------
                                                                                          430,809
                                                                                    -------------
  Specialty Retail (2.5%)
    Abercrombie & Fitch Co., Class A                                        2,100         105,252
    Barnes & Noble, Inc. (a)                                               14,100         461,070
    Best Buy Co., Inc.                                                      2,700         145,233
    Gap, Inc.                                                               5,100         112,251
    Home Depot, Inc.                                                       32,200       1,328,572

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Specialty Retail (continued)
    Limited Brands, Inc.                                                    4,500   $     106,650
    Lowe's Companies, Inc.                                                  2,300         131,077
    Toys "R" Us, Inc. (a)                                                   5,300         113,685
                                                                                    -------------
                                                                                        2,503,790
                                                                                    -------------
  Textiles, Apparel & Luxury Goods (0.8%)
    NIKE, Inc., Class B                                                     8,100         701,703
    V.F. Corp.                                                              2,000         106,300
                                                                                    -------------
                                                                                          808,003
                                                                                    -------------
Consumer Staples (11.4%)
  Beverages (2.1%)
    Adolph Coors Co., Class B                                               4,300         320,780
    Coca-Cola Co.                                                          34,600       1,435,554
    PepsiCo, Inc.                                                           7,100         381,270
                                                                                    -------------
                                                                                        2,137,604
                                                                                    -------------
  Food & Staples Retailing (3.4%)
    Albertson's, Inc.                                                       4,600         105,248
    Costco Wholesale Corp.                                                 14,800         699,596
    Safeway, Inc. (a)                                                       5,600         105,560
    SUPERVALU, Inc.                                                         3,900         123,279
    Wal-Mart Stores, Inc.                                                  45,700       2,394,680
                                                                                    -------------
                                                                                        3,428,363
                                                                                    -------------
  Food Products (1.4%)
    ConAgra Foods, Inc.                                                     3,500         103,250
    H.J. Heinz Co.                                                         15,700         593,617
    Hershey Foods Corp.                                                     2,200         128,678
    Kellogg Co.                                                             2,300         102,672
    Tyson Foods, Inc., Class A                                             25,500         437,835
                                                                                    -------------
                                                                                        1,366,052
                                                                                    -------------
  Household Products (1.9%)
    Clorox Co.                                                              1,800         106,956
    Colgate-Palmolive Co.                                                   2,300         120,842
    Procter & Gamble Co.                                                   32,300       1,719,329
                                                                                    -------------
                                                                                        1,947,127
                                                                                    -------------
  Personal Products (1.1%)
    Estee Lauder Companies, Inc., Class A                                   2,300         103,822
    Gillette Co.                                                           20,500       1,039,760
                                                                                    -------------
                                                                                        1,143,582
                                                                                    -------------
  Tobacco (1.5%)
    Altria Group, Inc.                                                     14,800         944,684
    UST, Inc.                                                              11,900         602,854
                                                                                    -------------
                                                                                        1,547,538
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
Energy (7.1%)
  Energy Equipment & Services (0.9%)
    Baker Hughes, Inc.                                                      2,800   $     121,240
    Halliburton Co.                                                         4,300         176,859
    Schlumberger Ltd.                                                       7,300         496,692
    Transocean, Inc. (a)                                                    2,400         105,600
                                                                                    -------------
                                                                                          900,391
                                                                                    -------------
  Oil & Gas (6.2%)
    Amerada Hess Corp.                                                      3,300         285,945
    Apache Corp.                                                            2,200         119,724
    ChevronTexaco Corp.                                                    28,900       1,572,160
    ConocoPhillips                                                          1,300         120,627
    El Paso Corp.                                                          10,800         117,396
    Exxon Mobil Corp.                                                      69,100       3,565,560
    Kerr-McGee Corp.                                                        1,800         111,150
    Marathon Oil Corp.                                                      2,700         104,571
    Occidental Petroleum Corp.                                              1,800         105,084
    Valero Energy Corp.                                                     2,300         119,669
    Williams Companies, Inc.                                                6,900         115,989
                                                                                    -------------
                                                                                        6,337,875
                                                                                    -------------
Financials (19.7%)
  Capital Markets (3.4%)
    Bank of New York Co., Inc.                                             12,700         377,317
    Federated Investors, Inc., Class B                                     16,900         496,522
    Franklin Resources, Inc.                                                6,400         434,304
    Goldman Sachs Group, Inc.                                               7,400         798,090
    Janus Capital Group, Inc.                                               8,800         130,504
    Mellon Financial Corp.                                                  3,400          99,790
    Morgan Stanley                                                          1,900         106,324
    Northern Trust Corp.                                                   11,600         506,224
    State Street Corp.                                                      9,200         412,252
    T. Rowe Price Group, Inc.                                               1,700         101,745
                                                                                    -------------
                                                                                        3,463,072
                                                                                    -------------
  Commercial Banks (4.7%)
    BB&T Corp.                                                              2,500          98,675
    Commerce Bancorp, Inc.                                                  7,800         448,812
    KeyCorp                                                                 3,100         103,602
    M&T Bank Corp.                                                          1,200         122,832
    National City Corp.                                                    18,900         671,895
    North Fork Bancorporation, Inc.                                         3,850         110,495
    PNC Financial Services Group, Inc.                                      1,900         102,353
    SunTrust Banks, Inc.                                                    2,300         165,646
    UnionBanCal Corp.                                                       8,000         492,640
    U.S. Bancorp                                                           23,000         691,150
    Wachovia Corp.                                                         24,500       1,343,825
    Wells Fargo & Co.                                                       7,200         441,360
                                                                                    -------------
                                                                                        4,793,285
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Consumer Finance (1.0%)
    American Express Co.                                                    2,700   $     144,045
    Capital One Financial Corp.                                             8,400         657,552
    MBNA Corp.                                                              9,300         247,194
                                                                                    -------------
                                                                                        1,048,791
                                                                                    -------------
  Diversified Financial Services (4.1%)
    Citigroup, Inc.                                                        37,100       1,819,755
    JPMorgan Chase & Co.                                                   45,936       1,714,791
    Principal Financial Group, Inc.                                        15,500         628,990
                                                                                    -------------
                                                                                        4,163,536
                                                                                    -------------
  Insurance (5.7%)
    AFLAC, Inc.                                                             2,600         102,726
    Ambac Financial Group, Inc.                                             1,400         107,632
    American International Group, Inc.                                     17,600       1,166,704
    Aon Corp.                                                               5,000         113,700
    Chubb Corp.                                                             8,400         625,632
    First American Corp.                                                   14,000         517,720
    Hartford Financial Services Group, Inc.                                10,300         693,087
    Lincoln National Corp.                                                  4,300         198,402
    MBIA, Inc.                                                              1,700         101,558
    MetLife, Inc.                                                          19,500         775,125
    Prudential Financial, Inc.                                             14,100         760,131
    SAFECO Corp.                                                           11,100         513,930
    XL Capital Ltd., Class A                                                1,500         112,170
                                                                                    -------------
                                                                                        5,788,517
                                                                                    -------------
  Real Estate (0.3%)
    Apartment Investment & Management Co., Class A, REIT                    7,700         276,430
                                                                                    -------------
  Thrifts & Mortgage Finance (0.5%)
    Countrywide Financial Corp.                                             8,100         299,700
    Fannie Mae                                                              1,800         116,244
    Freddie Mac                                                             1,500          97,935
                                                                                    -------------
                                                                                          513,879
                                                                                    -------------
Health Care (12.9%)
  Biotechnology (0.7%)
    Amgen, Inc. (a)                                                        12,000         746,880
                                                                                    -------------
  Health Care Equipment & Supplies (1.4%)
    Bausch & Lomb, Inc.                                                     1,700         123,913
    Becton, Dickinson & Co.                                                 1,900         107,635
    Medtronic, Inc.                                                        20,900       1,097,041
    PerkinElmer, Inc.                                                       5,500         126,445
                                                                                    -------------
                                                                                        1,455,034
                                                                                    -------------
  Health Care Providers & Services (3.5%)
    AmerisourceBergen Corp.                                                 1,700          99,076
    Cardinal Health, Inc.                                                  13,100         737,792

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Health Care Providers & Services (continued)
    Caremark Rx, Inc. (a)                                                   3,300   $     129,030
    CIGNA Corp.                                                             1,300         104,325
    HCA, Inc.                                                               3,500         155,820
    Humana, Inc. (a)                                                        5,000         171,350
    IMS Health, Inc.                                                       20,100         469,938
    Medco Health Solutions, Inc. (a)                                       13,710         583,634
    UnitedHealth Group, Inc.                                               11,700       1,040,130
                                                                                    -------------
                                                                                        3,491,095
                                                                                    -------------
  Pharmaceuticals (7.3%)
    Abbott Laboratories                                                    20,800         936,416
    Allergan, Inc.                                                          1,300          98,735
    Bristol-Myers Squibb Co.                                               38,000         890,720
    Eli Lilly & Co.                                                         1,800          97,632
    Johnson & Johnson                                                      35,200       2,277,440
    Merck & Co., Inc.                                                      20,400         572,220
    Pfizer, Inc.                                                           88,300       2,133,328
    Wyeth                                                                  10,500         416,115
                                                                                    -------------
                                                                                        7,422,606
                                                                                    -------------
Industrials (12.0%)
  Aerospace & Defense (2.0%)
    Boeing Co.                                                             17,500         885,500
    General Dynamics Corp.                                                  6,900         712,425
    Lockheed Martin Corp.                                                   1,800         104,058
    Raytheon Co.                                                            6,800         254,320
    United Technologies Corp.                                               1,100         110,748
                                                                                    -------------
                                                                                        2,067,051
                                                                                    -------------
  Air Freight & Logistics (1.2%)
    FedEx Corp.                                                             1,200         114,780
    Ryder System, Inc.                                                      3,100         141,205
    United Parcel Service, Inc., Class B                                   12,900         963,372
                                                                                    -------------
                                                                                        1,219,357
                                                                                    -------------
  Building Products (0.1%)
    Masco Corp.                                                             3,400         125,120
                                                                                    -------------
  Commercial Services & Supplies (1.5%)
    Allied Waste Industries, Inc. (a)                                      14,000         116,340
    Cendant Corp.                                                          24,300         572,265
    Equifax, Inc.                                                           3,800         107,540
    H&R Block, Inc.                                                        11,600         560,396
    Waste Management, Inc.                                                  3,500         101,500
                                                                                    -------------
                                                                                        1,458,041
                                                                                    -------------
  Electrical Equipment (0.1%)
    Cooper Industries Ltd., Class A                                         1,500         104,250
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Industrial Conglomerates (5.6%)
    3M Co.                                                                 12,800   $   1,079,808
    General Electric Co.                                                   85,200       3,078,276
    Textron, Inc.                                                           5,300         381,494
    Tyco International Ltd.                                                32,700       1,181,778
                                                                                    -------------
                                                                                        5,721,356
                                                                                    -------------
  Machinery (0.8%)
    Cummins, Inc.                                                           1,500         116,505
    Deere & Co.                                                             1,500         104,145
    Eaton Corp.                                                             7,000         475,930
    Parker Hannifin Corp.                                                   1,500          97,740
                                                                                    -------------
                                                                                          794,320
                                                                                    -------------
  Road & Rail (0.6%)
    Norfolk Southern Corp.                                                  2,800          97,776
    Union Pacific Corp.                                                     8,200         488,720
                                                                                    -------------
                                                                                          586,496
                                                                                    -------------
  Trading Companies & Distributors (0.1%)
    W.W. Grainger, Inc.                                                     1,800         110,178
                                                                                    -------------
Information Technology (15.1%)
  Communications Equipment (2.5%)
    Avaya, Inc. (a)                                                        34,300         492,205
    Cisco Systems, Inc. (a)                                                55,900       1,008,436
    Motorola, Inc.                                                          9,000         141,660
    QUALCOMM, Inc.                                                         23,400         871,416
                                                                                    -------------
                                                                                        2,513,717
                                                                                    -------------
  Computers & Peripherals (4.2%)
    Apple Computer, Inc. (a)                                                3,400         261,460
    Dell, Inc. (a)                                                         11,200         467,712
    EMC Corp. (a)                                                          13,700         179,470
    Hewlett-Packard Co.                                                    42,800         838,452
    International Business Machines Corp.                                  20,700       1,933,794
    Lexmark International, Inc., Class A (a)                                1,300         108,355
    Storage Technology Corp. (a)                                           15,100         475,499
                                                                                    -------------
                                                                                        4,264,742
                                                                                    -------------
  Electronic Equipment & Instruments (0.2%)
    Agilent Technologies, Inc. (a)                                          4,500          99,495
    Jabil Circuit, Inc. (a)                                                 4,500         106,065
                                                                                    -------------
                                                                                          205,560
                                                                                    -------------
  Internet Software & Services (0.2%)
    Yahoo!, Inc. (a)                                                        6,200         218,302
                                                                                    -------------
  IT Services (0.8%)
    Affiliated Computer Services, Inc., Class A (a)                         1,900         102,961
    Computer Sciences Corp. (a)                                            11,200         577,024
    Convergys Corp. (a)                                                     7,000         100,030
                                                                                    -------------
                                                                                          780,015
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Office Electronics (0.1%)
    Xerox Corp. (a)                                                         7,300   $     115,924
                                                                                    -------------
  Semiconductors & Semiconductor Equipment (3.0%)
    Freescale Semiconductor, Inc., Class B (a)                              6,159         107,598
    Intel Corp.                                                            80,000       1,796,000
    Linear Technology Corp.                                                15,300         577,422
    Texas Instruments, Inc.                                                25,300         587,213
                                                                                    -------------
                                                                                        3,068,233
                                                                                    -------------
  Software (4.1%)
    Adobe Systems, Inc.                                                     8,300         472,270
    Autodesk, Inc.                                                          3,900         114,543
    Citrix Systems, Inc. (a)                                                4,400          94,380
    Computer Associates International, Inc.                                 3,700         100,603
    Fair Isaac Corp.                                                        3,200         110,560
    Microsoft Corp.                                                       106,300       2,793,564
    Oracle Corp. (a)                                                       28,900         397,953
    Symantec Corp. (a)                                                      4,400         102,740
                                                                                    -------------
                                                                                        4,186,613
                                                                                    -------------
Materials (3.1%)
  Chemicals (1.2%)
    Dow Chemical Co.                                                        2,200         109,340
    E.I. du Pont de Nemours & Co.                                           2,200         104,632
    Eastman Chemical Co.                                                    2,000         108,300
    Monsanto Co.                                                           11,700         633,321
    PPG Industries, Inc.                                                    1,600         110,048
    Rohm and Haas Co.                                                       2,300         101,752
                                                                                    -------------
                                                                                        1,167,393
                                                                                    -------------
  Construction Materials (0.1%)
    Vulcan Materials Co.                                                    2,000         112,960
                                                                                    -------------
  Containers & Packaging (0.2%)
    Ball Corp.                                                              2,400         102,528
    Temple-Inland, Inc.                                                     1,500          95,400
                                                                                    -------------
                                                                                          197,928
                                                                                    -------------
  Metals & Mining (1.0%)
    Phelps Dodge Corp.                                                      6,000         577,800
    United States Steel Corp.                                               8,400         435,120
                                                                                    -------------
                                                                                        1,012,920
                                                                                    -------------
  Paper & Forest Products (0.6%)
    Georgia-Pacific Corp.                                                  11,800         378,780
    Louisiana-Pacific Corp.                                                 4,300         110,080
    Weyerhaeuser Co.                                                        1,600          99,840
                                                                                    -------------
                                                                                          588,700
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
Telecommunication Services (3.5%)
  Diversified Telecommunication Services (3.1%)
    ALLTEL Corp.                                                            2,500   $     137,600
    BellSouth Corp.                                                        34,300         900,032
    CenturyTel, Inc.                                                        3,000          97,800
    SBC Communications, Inc.                                               49,300       1,171,368
    Sprint Corp.                                                            4,700         112,001
    Verizon Communications, Inc.                                           19,200         683,328
                                                                                    -------------
                                                                                        3,102,129
                                                                                    -------------
  Wireless Telecommunication Services (0.4%)
    Nextel Communications, Inc., Class A (a)                               14,900         427,481
                                                                                    -------------
Utilities (3.5%)
  Electric Utilities (2.2%)
    American Electric Power Co., Inc.                                      15,300         539,325
    Exelon Corp.                                                            2,300         101,775
    PG&E Corp. (a)                                                          9,600         336,000
    TECO Energy, Inc.                                                      34,600         553,946
    TXU Corp.                                                              10,200         705,840
                                                                                    -------------
                                                                                        2,236,886
                                                                                    -------------
  Gas Utilities (0.1%)
    Nicor, Inc.                                                             2,800         103,376
                                                                                    -------------
  Multi-Utilities & Unregulated Power (1.2%)
    Constellation Energy Group                                              9,100         455,000
    Duke Energy Corp.                                                      29,100         779,589
                                                                                    -------------
                                                                                        1,234,589
                                                                                    -------------
    Total Common Stocks
      (Cost of $91,235,656)                                                           100,885,882
                                                                                    -------------
Investment Company (0.5%)
    SPDR Trust Series 1                                                     4,700         555,352
                                                                                    -------------
    Total Investment Company
      (Cost of $560,931)                                                                  555,352
                                                                                    -------------
    Total Investments (99.8%)
      (Cost of $91,796,587) (b)                                                       101,441,234

    Other Assets & Liabilities, Net (0.2%)                                                174,021
                                                                                    -------------

    Net Assets (100.0%)                                                             $ 101,615,255
                                                                                    =============

                 See Accompanying Notes to Financial Statements.

Notes to Investment Portfolio:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $91,796,587.

   At January 31, 2005, the Fund held investments in the following sectors:

                                                                                                                   % OF
   SECTOR                                                                                                       NET ASSETS
   ------                                                                                                       ----------
   Financials                                                                                                         19.7%
   Information Technology                                                                                             15.1
   Health Care                                                                                                        12.9
   Industrials                                                                                                        12.0
   Consumer Staples                                                                                                   11.4
   Consumer Discretionary                                                                                             11.0
   Energy                                                                                                              7.1
   Utilities                                                                                                           3.5
   Telecommunication Services                                                                                          3.5
   Materials                                                                                                           3.1
   Investment Company                                                                                                  0.5
   Other Assets & Liabilities, Net                                                                                     0.2
                                                                                                                ----------
                                                                                                                     100.0%
                                                                                                                ==========

          ACRONYM                      NAME
        -----------      --------------------------------
           REIT            Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (96.3%)
Consumer Discretionary (18.0%)
  Hotels, Restaurants & Leisure (5.6%)
    Carnival Corp.                                                          7,310   $     421,056
    Hilton Hotels Corp.                                                    18,630         414,517
    Marriott International, Inc., Class A                                  13,270         838,399
    McDonald's Corp.                                                        7,930         256,853
    Starbucks Corp. (a)                                                     2,700         145,800
                                                                                    -------------
                                                                                        2,076,625
                                                                                    -------------
  Internet & Catalog Retail (1.1%)
    eBay, Inc. (a)                                                          4,700         383,050
                                                                                    -------------
  Media (2.2%)
    News Corp., Class A                                                    10,040         170,680
    Omnicom Group, Inc.                                                     3,230         274,194
    XM Satellite Radio Holdings, Inc., Class A (a)                         11,770         375,581
                                                                                    -------------
                                                                                          820,455
                                                                                    -------------
  Multiline Retail (1.2%)
    Nordstrom, Inc.                                                         9,460         456,445
                                                                                    -------------
  Specialty Retail (6.1%)
    Bed Bath & Beyond, Inc. (a)                                             3,610         145,447
    Best Buy Co., Inc.                                                      7,020         377,606
    Chico's FAS, Inc. (a)                                                   8,140         428,815
    Home Depot, Inc.                                                       11,800         486,868
    Lowe's Companies, Inc.                                                  5,100         290,649
    Staples, Inc.                                                          15,420         504,851
                                                                                    -------------
                                                                                        2,234,236
                                                                                    -------------
  Textiles, Apparel & Luxury Goods (1.8%)
    Coach, Inc. (a)                                                         7,070         396,627
    NIKE, Inc., Class B                                                     3,230         279,815
                                                                                    -------------
                                                                                          676,442
                                                                                    -------------
Consumer Staples (11.6%)
  Beverages (1.6%)
    PepsiCo, Inc.                                                          10,860         583,182
                                                                                    -------------
  Food & Staples Retailing (1.9%)
    Sysco Corp.                                                             9,610         336,062
    Wal-Mart Stores, Inc.                                                   6,730         352,652
                                                                                    -------------
                                                                                          688,714
                                                                                    -------------
  Food Products (0.5%)
    Hershey Foods Corp.                                                     3,500         204,715
                                                                                    -------------
  Household Products (1.7%)
    Procter & Gamble Co.                                                   11,720         623,855
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Personal Products (4.4%)
    Alberto-Culver Co.                                                     11,650   $     632,013
    Avon Products, Inc.                                                    14,410         608,390
    Gillette Co.                                                            7,900         400,688
                                                                                    -------------
                                                                                        1,641,091
                                                                                    -------------
  Tobacco (1.5%)
    Altria Group, Inc.                                                      8,440         538,725
                                                                                    -------------
Energy (1.4%)
  Energy Equipment & Services (0.9%)
    National-Oilwell, Inc. (a)                                              5,320         196,202
    Smith International, Inc. (a)                                           2,160         127,872
                                                                                    -------------
                                                                                          324,074
                                                                                    -------------
  Oil & Gas (0.5%)
    EOG Resources, Inc.                                                     2,750         204,187
                                                                                    -------------
Financials (6.9%)
  Capital Markets (1.9%)
    Goldman Sachs Group, Inc.                                               4,620         498,267
    Merrill Lynch & Co., Inc.                                               3,570         214,450
                                                                                    -------------
                                                                                          712,717
                                                                                    -------------
  Commercial Banks (1.3%)
    North Fork Bancorporation, Inc.                                         4,690         134,603
    Wells Fargo & Co.                                                       5,940         364,122
                                                                                    -------------
                                                                                          498,725
                                                                                    -------------
  Consumer Finance (0.4%)
    MBNA Corp.                                                              5,470         145,393
                                                                                    -------------
  Diversified Financial Services (1.8%)
    Citigroup, Inc.                                                        13,270         650,893
                                                                                    -------------
  Insurance (1.5%)
    American International Group, Inc.                                      5,000         331,450
    Prudential Financial, Inc.                                              3,970         214,023
                                                                                    -------------
                                                                                          545,473
                                                                                    -------------
Health Care (23.5%)
  Biotechnology (2.0%)
    Amgen, Inc. (a)                                                         4,810         299,374
    Biogen Idec, Inc. (a)                                                   2,700         175,392
    Genentech, Inc. (a)                                                     3,400         162,214
    Gilead Sciences, Inc. (a)                                               3,110         102,941
                                                                                    -------------
                                                                                          739,921
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES           VALUE
                                                                     -------------    -------------
Common Stocks (continued)
  Health Care Equipment & Supplies (8.4%)
    Alcon, Inc.                                                              4,510    $     357,192
    Cooper Companies, Inc.                                                   4,900          375,830
    Kinetic Concepts, Inc. (a)                                               5,590          363,350
    St. Jude Medical, Inc. (a)                                              10,060          395,157
    Thermo Electron Corp. (a)                                               11,200          335,328
    Varian Medical Systems, Inc. (a)                                        20,380          768,937
    Zimmer Holdings, Inc. (a)                                                6,220          490,447
                                                                                      -------------
                                                                                          3,086,241
                                                                                      -------------
  Health Care Providers & Services (3.4%)
    Caremark Rx, Inc. (a)                                                    7,390          288,949
    UnitedHealth Group, Inc.                                                 6,190          550,291
    WellPoint, Inc. (a)                                                      3,580          434,970
                                                                                      -------------
                                                                                          1,274,210
                                                                                      -------------
  Pharmaceuticals (9.7%)
    Abbott Laboratories                                                     14,080          633,881
    Johnson & Johnson                                                       23,250        1,504,275
    Novartis AG, ADR                                                        11,320          542,002
    Pfizer, Inc.                                                            11,260          272,042
    Teva Pharmaceutical Industries Ltd., ADR                                21,760          625,165
                                                                                      -------------
                                                                                          3,577,365
                                                                                      -------------
Industrials (10.6%)
  Aerospace & Defense (0.5%)
    United Technologies Corp.                                                1,930          194,312
                                                                                      -------------
  Building Products (1.3%)
    American Standard Companies, Inc. (a)                                   12,000          480,480
                                                                                      -------------
  Electrical Equipment (1.4%)
    Rockwell Automation, Inc.                                                9,190          520,613
                                                                                      -------------
  Industrial Conglomerates (4.9%)
    General Electric Co.                                                    21,500          776,795
    Tyco International Ltd.                                                 28,190        1,018,787
                                                                                      -------------
                                                                                          1,795,582
                                                                                      -------------
  Machinery (2.5%)
    Caterpillar, Inc.                                                        1,940          172,854
    Ingersoll-Rand Co., Ltd., Class A                                        5,000          371,900
    ITT Industries, Inc.                                                     4,350          371,012
                                                                                      -------------
                                                                                            915,766
                                                                                      -------------
Information Technology (24.3%)
  Communications Equipment (4.7%)
    Avaya, Inc. (a)                                                          7,600          109,060
    Cisco Systems, Inc. (a)                                                 51,850          935,374

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES           VALUE
                                                                     -------------    -------------
Common Stocks (continued)
  Communications Equipment (continued)
    Nokia Oyj, ADR                                                          11,630    $     177,707
    QUALCOMM, Inc.                                                          13,460          501,250
                                                                                      -------------
                                                                                          1,723,391
                                                                                      -------------
  Computers & Peripherals (5.6%)
    Dell, Inc. (a)                                                          14,710          614,289
    EMC Corp. (a)                                                           13,010          170,431
    International Business Machines Corp.                                    8,880          829,570
    Lexmark International, Inc., Class A (a)                                 5,700          475,095
                                                                                      -------------
                                                                                          2,089,385
                                                                                      -------------
  Internet Software & Services (1.1%)
    Yahoo!, Inc. (a)                                                        11,420          402,098
                                                                                      -------------
  IT Services (0.9%)
    Automatic Data Processing, Inc.                                          3,280          142,615
    Cognizant Technology Solutions Corp., Class A (a)                        4,790          181,541
                                                                                      -------------
                                                                                            324,156
                                                                                      -------------
  Semiconductors & Semiconductor Equipment (6.4%)
    Altera Corp. (a)                                                        15,970          306,624
    ASML Holding N.V., N.Y. Registered Shares (a)                           12,450          204,553
    Intel Corp.                                                             42,620          956,819
    Linear Technology Corp.                                                  4,820          181,907
    National Semiconductor Corp.                                            11,240          190,293
    Teradyne, Inc. (a)                                                      12,420          174,253
    Texas Instruments, Inc.                                                 14,890          345,597
                                                                                      -------------
                                                                                          2,360,046
                                                                                      -------------
  Software (5.6%)
    Amdocs Ltd. (a)                                                          5,850          174,038
    Microsoft Corp.                                                         62,530        1,643,288
    Oracle Corp. (a)                                                        19,200          264,384
                                                                                      -------------
                                                                                          2,081,710
                                                                                      -------------
    Total Common Stocks
      (Cost of $31,803,935)                                                              35,574,273
                                                                                      -------------

                                                                          PAR             VALUE
                                                                     -------------    -------------
Short-Term Obligation (2.7%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 01/31/05, due 02/01/05 at 2.350%,
      collateralized by a U.S. Treasury Note
      maturing 01/31/07, market value of $992,513
      (repurchase proceeds $972,063)                                 $     972,000    $     972,000
                                                                                      -------------

    Total Short-Term Obligation
      (Cost of $972,000)                                                                    972,000
                                                                                      -------------

    Total Investments (99.0%)
      (Cost of $32,775,935) (b)                                                          36,546,273

    Other Assets & Liabilities, Net (1.0%)                                                  387,427
                                                                                      -------------

    Net Assets (100.0%)                                                               $  36,933,700
                                                                                      =============

  Notes to Investment Portfolio:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $32,775,935.

    At January 31, 2005, the Fund held investments in the following sectors:

                                                                                          % OF
    SECTOR                                                                              NET ASSETS
    ------                                                                            -------------
    Information Technology                                                                     24.3%
    Health Care                                                                                23.5
    Consumer Discretionary                                                                     18.0
    Consumer Staples                                                                           11.6
    Industrials                                                                                10.6
    Financials                                                                                  6.9
    Energy                                                                                      1.4
    Short-Term Obligation                                                                       2.7
    Other Assets & Liabilities, Net                                                             1.0
                                                                                      -------------
                                                                                              100.0%
                                                                                      =============

          ACRONYM                     NAME
      ---------------    ------------------------------
            ADR          American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                         SHARES           VALUE
                                                                     -------------    -------------
Common Stocks (98.8%)
Consumer Discretionary (8.6%)
  Hotels, Restaurants & Leisure (1.4%)
    Harrah's Entertainment, Inc.                                             2,332    $     147,476
    McDonald's Corp.                                                        14,318          463,760
                                                                                      -------------
                                                                                            611,236
                                                                                      -------------
  Media (3.8%)
    Clear Channel Communications, Inc.                                       5,797          187,997
    Comcast Corp., Class A (a)                                               6,886          221,660
    McGraw-Hill Companies, Inc.                                              5,824          527,072
    Time Warner, Inc. (a)                                                   29,312          527,616
    Viacom, Inc., Class A                                                    5,299          199,401
                                                                                      -------------
                                                                                          1,663,746
                                                                                      -------------
  Multiline Retail (1.1%)
    Federated Department Stores, Inc.                                        6,292          357,385
    May Department Stores Co.                                                4,254          144,211
                                                                                      -------------
                                                                                            501,596
                                                                                      -------------
  Specialty Retail (2.3%)
    Home Depot, Inc.                                                         8,114          334,784
    Limited Brands, Inc.                                                    11,005          260,818
    Office Depot, Inc. (a)                                                  25,199          435,691
                                                                                      -------------
                                                                                          1,031,293
                                                                                      -------------
Consumer Staples (10.4%)
  Beverages (1.9%)
    PepsiCo, Inc.                                                           15,391          826,497
                                                                                      -------------
  Food Products (2.2%)
    ConAgra Foods, Inc.                                                      7,851          231,605
    Hershey Foods Corp.                                                      2,107          123,238
    Kraft Foods, Inc., Class A                                              18,284          621,290
                                                                                      -------------
                                                                                            976,133
                                                                                      -------------
  Household Products (3.6%)
    Clorox Co.                                                               7,904          469,655
    Kimberly-Clark Corp.                                                     8,994          589,197
    Procter & Gamble Co.                                                    10,473          557,478
                                                                                      -------------
                                                                                          1,616,330
                                                                                      -------------
  Personal Products (1.2%)
    Gillette Co.                                                            10,286          521,706
                                                                                      -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES           VALUE
                                                                     -------------    -------------
Common Stocks (continued)
  Tobacco (1.5%)
    Altria Group, Inc.                                                       8,687    $     554,491
    UST, Inc.                                                                2,408          121,990
                                                                                      -------------
                                                                                            676,481
                                                                                      -------------
Energy (13.5%)
  Energy Equipment & Services (1.7%)
    Halliburton Co.                                                         15,063          619,541
    National-Oilwell, Inc. (a)                                               3,216          118,606
                                                                                      -------------
                                                                                            738,147
                                                                                      -------------
  Oil & Gas (11.8%)
    BP PLC, ADR                                                             20,116        1,199,316
    ChevronTexaco Corp.                                                      4,620          251,328
    ConocoPhillips                                                          15,205        1,410,872
    Exxon Mobil Corp.                                                       32,674        1,685,978
    Marathon Oil Corp.                                                       6,030          233,542
    Royal Dutch Petroleum Co., N.Y. Registered Shares                        8,150          476,531
                                                                                      -------------
                                                                                          5,257,567
                                                                                      -------------
Financials (31.5%)
  Capital Markets (3.9%)
    Bank of New York Co., Inc.                                              18,696          555,458
    Goldman Sachs Group, Inc.                                                3,985          429,782
    Janus Capital Group, Inc.                                               14,024          207,976
    Morgan Stanley                                                           4,141          231,731
    State Street Corp.                                                       6,390          286,336
                                                                                      -------------
                                                                                          1,711,283
                                                                                      -------------
  Commercial Banks (7.9%)
    National City Corp.                                                     12,104          430,297
    PNC Financial Services Group, Inc.                                       4,061          218,766
    US Bancorp                                                              34,958        1,050,488
    Wachovia Corp.                                                          13,160          721,826
    Wells Fargo & Co.                                                       18,055        1,106,772
                                                                                      -------------
                                                                                          3,528,149
                                                                                      -------------
  Consumer Finance (0.9%)
    MBNA Corp.                                                              14,082          374,299
                                                                                      -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES           VALUE
                                                                     -------------    -------------
Common Stocks (continued)
  Diversified Financial Services (7.3%)
    Citigroup, Inc.                                                         40,244    $   1,973,968
    JPMorgan Chase & Co.                                                    34,092        1,272,655
                                                                                      -------------
                                                                                          3,246,623
                                                                                      -------------
  Insurance (8.1%)
    AFLAC, Inc.                                                              6,414          253,417
    Ambac Financial Group, Inc.                                              6,370          489,726
    American International Group, Inc.                                      13,776          913,211
    Chubb Corp.                                                              3,310          246,529
    Hartford Financial Services Group, Inc.                                  5,921          398,424
    Lincoln National Corp.                                                  12,360          570,290
    Willis Group Holdings Ltd.                                               6,249          241,711
    XL Capital Ltd., Class A                                                 6,559          490,482
                                                                                      -------------
                                                                                          3,603,790
                                                                                      -------------
  Real Estate (1.8%)
    Archstone-Smith Trust, REIT                                              8,077          277,041
    AvalonBay Communities, Inc., REIT                                        3,861          258,378
    Kimco Realty Corp., REIT                                                 5,232          277,192
                                                                                      -------------
                                                                                            812,611
                                                                                      -------------
  Thrifts & Mortgage Finance (1.6%)
    Countrywide Financial Corp.                                              8,255          305,435
    Freddie Mac                                                              6,418          419,031
                                                                                      -------------
                                                                                            724,466
                                                                                      -------------
Health Care (4.2%)
  Health Care Providers & Services (1.5%)
    Aetna, Inc.                                                              4,547          577,696
    CIGNA Corp.                                                              1,451          116,443
                                                                                      -------------
                                                                                            694,139
                                                                                      -------------
  Pharmaceuticals (2.7%)
    Bristol-Myers Squibb Co.                                                 7,952          186,395
    Johnson & Johnson                                                        5,499          355,785
    Merck & Co., Inc.                                                        9,590          269,000
    Pfizer, Inc.                                                            15,384          371,677
                                                                                      -------------
                                                                                          1,182,857
                                                                                      -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES           VALUE
                                                                     -------------    -------------
Common Stocks (continued)
Industrials (12.0%)
  Aerospace & Defense (3.2%)
    General Dynamics Corp.                                                   5,452    $     562,919
    United Technologies Corp.                                                8,421          847,827
                                                                                      -------------
                                                                                          1,410,746
                                                                                      -------------
  Commercial Services & Supplies (1.9%)
    Cendant Corp.                                                           10,320          243,036
    Republic Services, Inc.                                                  4,130          136,166
    Waste Management, Inc.                                                  16,357          474,353
                                                                                      -------------
                                                                                            853,555
                                                                                      -------------
  Industrial Conglomerates (5.4%)
    General Electric Co.                                                    44,161        1,595,537
    Textron, Inc.                                                           11,095          798,618
                                                                                      -------------
                                                                                          2,394,155
                                                                                      -------------
  Machinery (1.5%)
    Deere & Co.                                                              4,810          333,958
    Eaton Corp.                                                              5,205          353,888
                                                                                      -------------
                                                                                            687,846
                                                                                      -------------
Information Technology (5.4%)
  Communications Equipment (1.1%)
    Nokia Oyj, ADR                                                          32,073          490,075
                                                                                      -------------
  Computers & Peripherals (1.9%)
    International Business Machines Corp.                                    4,949          462,336
    Lexmark International, Inc., Class A (a)                                 4,621          385,160
                                                                                      -------------
                                                                                            847,496
                                                                                      -------------
  IT Services (1.2%)
    Accenture Ltd., Class A (a)                                             20,926          545,122
                                                                                      -------------
  Office Electronics (0.8%)
    Xerox Corp. (a)                                                         21,110          335,227
                                                                                      -------------
  Software (0.4%)
    Microsoft Corp.                                                          7,364          193,526
                                                                                      -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES           VALUE
                                                                     -------------    -------------
Common Stocks (continued)
Materials (3.7%)
  Chemicals (1.7%)
    Air Products & Chemicals, Inc.                                          12,964    $     763,709
                                                                                      -------------
  Paper & Forest Products (2.0%)
    MeadWestvaco Corp.                                                      18,125          523,631
    Neenah Paper, Inc.                                                           1               32
    Weyerhaeuser Co.                                                         5,669          353,746
                                                                                      -------------
                                                                                            877,409
                                                                                      -------------
Telecommunication Services (4.5%)
  Diversified Telecommunication Services (4.5%)
    BellSouth Corp.                                                         12,980          340,595
    SBC Communications, Inc.                                                39,414          936,476
    Verizon Communications, Inc.                                            20,074          714,434
                                                                                      -------------
                                                                                          1,991,505
                                                                                      -------------
Utilities (5.0%)
  Electric Utilities (5.0%)
    Entergy Corp.                                                            6,330          440,062
    Exelon Corp.                                                             8,073          357,230
    FPL Group, Inc.                                                          2,949          226,011
    PG&E Corp. (a)                                                           7,654          267,890
    TXU Corp.                                                               13,048          902,922
                                                                                      -------------
                                                                                          2,194,115
                                                                                      -------------
    Total Common Stocks
      (Cost of $38,258,197)                                                              43,883,435
                                                                                      -------------

                 See Accompanying Notes to Financial Statements.

                                                                          PAR             VALUE
                                                                     -------------    -------------
Short-Term Obligation (1.1%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 01/31/05, due 02/01/05 at 2.360%,
      collateralized by a U.S. Treasury Note
      maturing 05/15/13, market value of $514,500
      (repurchase proceeds $504,033)                                 $     504,000    $     504,000
                                                                                      -------------

    Total Short-Term Obligation
      (Cost of $504,000)                                                                    504,000
                                                                                      -------------

    Total Investments (99.9%)
      (Cost of $38,762,197) (b)                                                          44,387,435

    Other Assets & Liabilities, Net (0.1%)                                                   34,535
                                                                                      -------------

    Net Assets (100.0%)                                                               $  44,421,970
                                                                                      =============

  Notes to Investment Portfolio:
  (a) Non-income producing security
  (b) Cost for federal income tax purposes is $38,762,197

    At January 31, 2005, the Fund held investments in the following sectors:

                                                                                           % OF
    SECTOR                                                                              NET ASSETS
    ------                                                                            -------------
    Financials                                                                                 31.5%
    Energy                                                                                     13.5
    Industrials                                                                                12.0
    Consumer Staples                                                                           10.4
    Consumer Discretionary                                                                      8.6
    Information Technology                                                                      5.4
    Utilities                                                                                   5.0
    Telecommunication Services                                                                  4.5
    Health Care                                                                                 4.2
    Materials                                                                                   3.7
    Short-Term Obligation                                                                       1.1
    Other Assets & Liabilities, Net                                                             0.1
                                                                                      -------------
                                                                                              100.0%
                                                                                      =============

        ACRONYM                NAME
      ------------   -----------------------------
           ADR       American Depositary Receipt
           REIT      Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (99.5%)
Consumer Discretionary (20.4%)
  Auto Components (0.6%)
    Autoliv, Inc.                                                           2,330   $     109,859
                                                                                    -------------
  Hotels, Restaurants & Leisure (5.6%)
    Applebee's International, Inc.                                          4,680         130,385
    Cheesecake Factory, Inc. (a)                                            3,890         125,919
    Four Seasons Hotels, Inc.                                                 860          66,186
    Harrah's Entertainment, Inc.                                            2,550         161,262
    Hilton Hotels Corp.                                                     8,110         180,447
    Marriott International, Inc., Class A                                   2,150         135,837
    Yum! Brands, Inc.                                                       6,310         292,469
                                                                                    -------------
                                                                                        1,092,505
                                                                                    -------------
  Household Durables (4.9%)
    Black & Decker Corp.                                                      880          72,512
    Centex Corp.                                                              840          51,500
    D.R. Horton, Inc.                                                       2,180          86,720
    Harman International Industries, Inc.                                   1,470         178,826
    Tempur-Pedic International, Inc. (a)                                   26,720         571,541
                                                                                    -------------
                                                                                          961,099
                                                                                    -------------
  Leisure Equipment & Products (0.5%)
    Marvel Enterprises, Inc. (a)                                            6,090         108,767
                                                                                    -------------
  Media (2.1%)
    Grupo Televisa SA, ADR                                                  1,760         103,541
    Lamar Advertising Co., Class A (a)                                      2,030          87,249
    XM Satellite Radio Holdings, Inc., Class A (a)                          6,770         216,031
                                                                                    -------------
                                                                                          406,821
                                                                                    -------------
  Specialty Retail (5.5%)
    Abercrombie & Fitch Co., Class A                                        2,320         116,279
    Bed Bath & Beyond, Inc. (a)                                             2,165          87,228
    Chico's FAS, Inc. (a)                                                   5,630         296,588
    PETCO Animal Supplies, Inc. (a)                                         3,280         124,542
    PETsMART, Inc.                                                          5,000         151,150
    Urban Outfitters, Inc. (a)                                              7,120         299,538
                                                                                    -------------
                                                                                        1,075,325
                                                                                    -------------
  Textiles, Apparel & Luxury Goods (1.2%)
    Coach, Inc. (a)                                                         4,040         226,644
                                                                                    -------------
Consumer Staples (4.5%)
  Food & Staples Retailing (0.9%)
    Whole Foods Market, Inc.                                                1,950         174,369
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Food Products (2.8%)
    Bunge Ltd.                                                              4,920   $     278,177
    Corn Products International, Inc.                                       5,720         167,939
    Hershey Foods Corp.                                                     1,670          97,678
                                                                                    -------------
                                                                                          543,794
                                                                                    -------------
  Personal Products (0.8%)
    Alberto-Culver Co.                                                      1,930         104,703
    Estee Lauder Companies, Inc., Class A                                   1,450          65,453
                                                                                    -------------
                                                                                          170,156
                                                                                    -------------
Energy (6.2%)
  Energy Equipment & Services (3.6%)
    Baker Hughes, Inc.                                                      1,320          57,156
    BJ Services Co.                                                         3,025         145,351
    Nabors Industries Ltd. (a)                                              3,190         160,776
    National-Oilwell, Inc. (a)                                              5,250         193,620
    Weatherford International Ltd. (a)                                      2,810         152,499
                                                                                    -------------
                                                                                          709,402
                                                                                    -------------
  Oil & Gas (2.6%)
    EOG Resources, Inc.                                                     1,240          92,070
    Murphy Oil Corp.                                                          710          63,389
    Range Resources Corp.                                                   2,230          49,484
    Ultra Petroleum Corp. (a)                                               2,120         109,243
    XTO Energy, Inc.                                                        5,226         187,666
                                                                                    -------------
                                                                                          501,852
                                                                                    -------------
Financials (5.3%)
  Capital Markets (1.5%)
    E*TRADE Financial Corp. (a)                                            15,250         209,687
    T. Rowe Price Group, Inc.                                               1,390          83,192
                                                                                    -------------
                                                                                          292,879
                                                                                    -------------
  Commercial Banks (2.0%)
    North Fork Bancorporation, Inc.                                         6,050         173,635
    TCF Financial Corp.                                                     2,580          72,524
    Zions Bancorporation                                                    2,040         138,353
                                                                                    -------------
                                                                                          384,512
                                                                                    -------------
  Consumer Finance (0.3%)
    First Marblehead Corp. (a)                                                929          59,762
                                                                                    -------------
  Diversified Financial Services (0.2%)
    Chicago Mercantile Exchange                                               210          45,045
                                                                                    -------------
  Insurance (0.7%)
    Ambac Financial Group, Inc.                                             1,875         144,150
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Real Estate (0.6%)
    St. Joe Co.                                                             1,620   $     111,456
                                                                                    -------------
Health Care (17.7%)
  Biotechnology (3.1%)
    Amylin Pharmaceuticals, Inc. (a)                                        8,990         201,466
    Gen-Probe, Inc. (a)                                                     3,810         185,966
    Genzyme Corp. (a)                                                       3,550         206,645
                                                                                    -------------
                                                                                          594,077
                                                                                    -------------
  Health Care Equipment & Supplies (6.3%)
    Beckman Coulter, Inc.                                                   1,670         111,890
    Biomet, Inc.                                                            4,040         171,619
    Cooper Companies, Inc.                                                  1,460         111,982
    Fisher Scientific International, Inc. (a)                               2,490         157,244
    Kinetic Concepts, Inc. (a)                                              5,010         325,650
    Thermo Electron Corp. (a)                                               7,110         212,873
    Varian Medical Systems, Inc. (a)                                        3,550         133,942
                                                                                    -------------
                                                                                        1,225,200
                                                                                    -------------
  Health Care Providers & Services (3.8%)
    Accredo Health, Inc. (a)                                                4,280         127,458
    Community Health Systems, Inc. (a)                                      3,265          94,620
    DaVita, Inc. (a)                                                        8,787         368,703
    WellPoint, Inc. (a)                                                     1,260         153,090
                                                                                    -------------
                                                                                          743,871
                                                                                    -------------
  Pharmaceuticals (4.5%)
    Elan Corp. PLC, ADR (a)                                                 6,130         165,081
    Endo Pharmaceuticals Holdings, Inc. (a)                                 5,990         125,850
    Medicis Pharmaceutical Corp., Class A                                  10,210         368,581
    Nektar Therapeutics (a)                                                 5,900          99,415
    Teva Pharmaceutical Industries Ltd., ADR                                4,280         122,964
                                                                                    -------------
                                                                                          881,891
                                                                                    -------------
Industrials (9.8%)
  Aerospace & Defense (1.2%)
    L-3 Communications Holdings, Inc.                                       1,340          95,689
    United Defense Industries, Inc. (a)                                     3,060         146,666
                                                                                    -------------
                                                                                          242,355
                                                                                    -------------
  Air Freight & Logistics (1.1%)
    C.H. Robinson Worldwide, Inc.                                           2,620         134,930
    Expeditors International of Washington, Inc.                            1,390          78,035
                                                                                    -------------
                                                                                          212,965
                                                                                    -------------
  Building Products (0.5%)
    Masco Corp.                                                             2,630          96,784
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Commercial Services & Supplies (6.0%)
    ChoicePoint, Inc. (a)                                                   5,975   $     274,850
    Cintas Corp.                                                            2,040          88,740
    Corporate Executive Board Co.                                           4,195         268,061
    Education Management Corp. (a)                                          4,150         132,551
    Manpower, Inc.                                                          6,100         296,765
    Robert Half International, Inc.                                         3,850         116,809
                                                                                    -------------
                                                                                        1,177,776
                                                                                    -------------
  Construction & Engineering (1.0%)
    Jacobs Engineering Group, Inc. (a)                                      3,670         186,399
                                                                                    -------------
Information Technology (25.1%)
  Communications Equipment (3.5%)
    Avocent Corp. (a)                                                       2,440          89,085
    Comverse Technology, Inc. (a)                                           6,760         151,086
    Harris Corp.                                                            2,090         135,369
    Juniper Networks, Inc. (a)                                              4,480         112,582
    Polycom, Inc. (a)                                                       5,840         100,915
    Tellabs, Inc. (a)                                                      14,060         100,107
                                                                                    -------------
                                                                                          689,144
                                                                                    -------------
  Computers & Peripherals (2.1%)
    Apple Computer, Inc. (a)                                                2,530         194,557
    Lexmark International, Inc., Class A (a)                                  300          25,005
    SanDisk Corp. (a)                                                       7,710         190,437
                                                                                    -------------
                                                                                          409,999
                                                                                    -------------
  Electronic Equipment & Instruments (0.8%)
    CDW Corp.                                                               1,095          64,057
    FLIR Systems, Inc. (a)                                                  1,430          87,159
                                                                                    -------------
                                                                                          151,216
                                                                                    -------------
  Internet Software & Services (1.0%)
    Ask Jeeves, Inc. (a)                                                    4,980         141,233
    VeriSign, Inc. (a)                                                      2,150          55,556
                                                                                    -------------
                                                                                          196,789
                                                                                    -------------
  IT Services (2.3%)
    Cognizant Technology Solutions Corp., Class A (a)                       5,150         195,185
    Iron Mountain, Inc. (a)                                                 6,000         169,200
    SunGard Data Systems, Inc. (a)                                          2,920          78,519
                                                                                    -------------
                                                                                          442,904
                                                                                    -------------
  Office Electronics (0.8%)
    Zebra Technologies Corp., Class A (a)                                   2,960         150,753
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (7.8%)
    Advanced Micro Devices (a)                                              8,960   $     141,568
    Altera Corp. (a)                                                        3,460          66,432
    Broadcom Corp., Class A (a)                                             7,210         229,494
    Linear Technology Corp.                                                 5,100         192,474
    Marvell Technology Group Ltd. (a)                                       9,460         316,437
    Microchip Technology, Inc.                                              4,715         122,826
    National Semiconductor Corp.                                            3,960          67,043
    NVIDIA Corp. (a)                                                        6,860         157,231
    Silicon Laboratories, Inc. (a)                                          6,570         224,037
                                                                                    -------------
                                                                                        1,517,542
                                                                                    -------------
  Software (6.8%)
    Amdocs Ltd. (a)                                                         5,890         175,228
    BMC Software, Inc. (a)                                                  5,225          87,937
    Business Objects SA, ADR (a)                                            2,260          55,121
    Check Point Software Technologies (a)                                   7,150         173,602
    Citrix Systems, Inc. (a)                                                7,120         152,724
    Hyperion Solutions Corp. (a)                                            3,970         190,719
    Mercury Interactive Corp. (a)                                           4,555         199,372
    Novell, Inc. (a)                                                       14,000          80,780
    Shanda Interactive Entertainment Ltd., ADS (a)                          3,470         113,816
    VERITAS Software Corp. (a)                                              3,995         102,751
                                                                                    -------------
                                                                                        1,332,050
                                                                                    -------------
Materials (5.8%)
  Chemicals (2.0%)
    Potash Corp. of Saskatchewan, Inc.                                      4,780         386,224
                                                                                    -------------
  Construction Materials (0.4%)
    Florida Rock Industries, Inc.                                           1,090          68,070
                                                                                    -------------
  Metals & Mining (3.4%)
    Allegheny Technologies, Inc.                                            3,340          80,160
    CONSOL Energy, Inc.                                                     1,240          52,316
    Freeport-McMoRan Copper & Gold, Inc., Class B                           2,360          86,872
    Inco Ltd. (a)                                                           4,890         160,930
    Peabody Energy Corp.                                                    1,850         156,787
    Phelps Dodge Corp.                                                      1,380         132,894
                                                                                    -------------
                                                                                          669,959
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
Telecommunication Services (4.7%)
  Wireless Telecommunication Services (4.7%)
    American Tower Corp., Class A (a)                                       4,660   $      84,439
    Crown Castle International Corp. (a)                                   12,920         211,888
    Millicom International Cellular SA (a)                                  4,510          96,469
    Mobile TeleSystems, ADR                                                 4,130         148,598
    Nextel Partners, Inc., Class A (a)                                      6,410         127,495
    SpectraSite, Inc. (a)                                                   1,200          70,320
    VimpelCom, ADR (a)                                                      2,670          96,654
    Western Wireless Corp., Class A (a)                                     2,080          78,582
                                                                                    -------------
                                                                                          914,445
                                                                                    -------------
    Total Investments (99.5%)
      (Cost of $16,346,145) (b)                                                        19,408,810

    Other Assets & Liabilities, Net (0.5%)                                                101,401
                                                                                    -------------

    Net Assets (100.0%)                                                             $  19,510,211
                                                                                    =============

  Notes to Investment Portfolio:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $16,346,145.

    At January 31, 2005, the Fund held investments in the following sectors:

                                                                                          % OF
    SECTOR                                                                             NET ASSETS
    ------                                                                             ----------
    Information Technology                                                                   25.1%
    Consumer Discretionary                                                                   20.4
    Health Care                                                                              17.7
    Industrials                                                                               9.8
    Energy                                                                                    6.2
    Materials                                                                                 5.8
    Financials                                                                                5.3
    Telecommunication Services                                                                4.7
    Consumer Staples                                                                          4.5
    Other Assets & Liabilities, Net                                                           0.5
                                                                                         ----------
                                                                                            100.0%
                                                                                         ==========

     ACRONYM                   NAME
  ------------     ----------------------------
      ADR          American Depositary Receipt
      ADS          American Depositary Share

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                        SHARES          VALUE
                                                                    -------------   -------------
Common Stocks (96.6%)
Consumer Discretionary (13.6%)
  Auto Components (2.5%)
    BorgWarner, Inc.                                                        3,300   $     177,177
    Johnson Controls, Inc.                                                  3,900         230,724
    Lear Corp.                                                              3,100         167,400
                                                                                    -------------
                                                                                          575,301
                                                                                    -------------
  Hotels, Restaurants & Leisure (2.3%)
    Brinker International, Inc. (a)                                         7,900         297,119
    Harrah's Entertainment, Inc.                                            3,600         227,664
                                                                                    -------------
                                                                                          524,783
                                                                                    -------------
  Household Durables (0.6%)
    Newell Rubbermaid, Inc.                                                 6,800         146,336
                                                                                    -------------
  Leisure Equipment & Products (0.5%)
    Mattel, Inc.                                                            6,250         121,562
                                                                                    -------------
  Media (1.0%)
    Knight-Ridder, Inc.                                                     1,800         117,198
    New York Times Co., Class A                                             3,000         116,640
                                                                                    -------------
                                                                                          233,838
                                                                                    -------------
  Multiline Retail (2.7%)
    Federated Department Stores, Inc.                                       4,100         232,880
    J.C. Penney Co., Inc.                                                   5,800         247,776
    May Department Stores Co.                                               4,500         152,550
                                                                                    -------------
                                                                                          633,206
                                                                                    -------------
  Specialty Retail (3.3%)
    Borders Group, Inc.                                                     9,900         259,875
    OfficeMax, Inc.                                                         5,050         149,026
    TJX Companies, Inc.                                                    13,900         348,056
                                                                                    -------------
                                                                                          756,957
                                                                                    -------------
  Textiles, Apparel & Luxury Goods (0.7%)
    Wolverine World Wide, Inc.                                              4,800         150,864
                                                                                    -------------
Consumer Staples (4.9%)
  Beverages (1.0%)
    Pepsi Bottling Group, Inc.                                              8,700         237,945
                                                                                    -------------
  Food Products (2.5%)
    Dean Foods Co. (a)                                                     11,300         398,099
    Hormel Foods Corp.                                                      5,400         170,100
                                                                                    -------------
                                                                                          568,199
                                                                                    -------------
  Tobacco (1.4%)
    UST, Inc.                                                               6,300         319,158
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
Energy (8.1%)
  Energy Equipment & Services (3.3%)
    BJ Services Co.                                                         2,850   $     136,942
    National-Oilwell, Inc. (a)                                              3,300         121,704
    Noble Corp. (a)                                                         4,750         253,413
    Transocean, Inc. (a)                                                    3,900         171,600
    Weatherford International Ltd. (a)                                      1,650          89,546
                                                                                    -------------
                                                                                          773,205
                                                                                    -------------
  Oil & Gas (4.8%)
    Amerada Hess Corp.                                                      4,500         389,925
    EOG Resources, Inc.                                                       800          59,400
    Murphy Oil Corp.                                                          700          62,496
    Williams Companies, Inc.                                                8,800         147,928
    XTO Energy, Inc.                                                       12,375         444,386
                                                                                    -------------
                                                                                        1,104,135
                                                                                    -------------
Financials (21.3%)
  Capital Markets (1.9%)
    Bear Stearns Companies, Inc.                                            2,300         232,438
    Janus Capital Group, Inc.                                              14,600         216,518
                                                                                    -------------
                                                                                          448,956
                                                                                    -------------
  Commercial Banks (5.0%)
    Banknorth Group, Inc.                                                   6,800         243,848
    City National Corp.                                                     2,550         177,964
    Cullen/Frost Bankers, Inc.                                              2,750         129,140
    Marshall & Ilsley Corp.                                                 4,200         179,802
    North Fork Bancorporation, Inc.                                         8,750         251,125
    UnionBanCal Corp.                                                       2,800         172,424
                                                                                    -------------
                                                                                        1,154,303
                                                                                    -------------
  Diversified Financial Services (1.0%)
    CIT Group, Inc.                                                         5,600         226,072
                                                                                    -------------
  Insurance (6.4%)
    Ambac Financial Group, Inc.                                             2,950         226,796
    Cincinnati Financial Corp.                                              2,412         106,417
    Endurance Specialty Holdings Ltd.                                       5,400         185,760
    Hartford Financial Services Group, Inc.                                 2,700         181,683
    Lincoln National Corp.                                                  3,900         179,946
    Loews Corp.                                                             2,600         176,800
    Nationwide Financial Services, Inc., Class A                            3,250         120,088
    Old Republic International Corp.                                        7,300         169,360
    St. Paul Travelers Companies, Inc.                                      3,200         120,128
                                                                                    -------------
                                                                                        1,466,978
                                                                                    -------------
  Real Estate (1.8%)
    Equity Office Properties Trust, REIT                                    6,100         170,678
    Host Marriott Corp., REIT                                              15,500         248,000
                                                                                    -------------
                                                                                          418,678
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Thrifts & Mortgage Finance (5.2%)
    Golden West Financial Corp.                                             6,900   $     445,878
    PMI Group, Inc.                                                         7,200         286,344
    Sovereign Bancorp, Inc.                                                10,900         247,866
    Webster Financial Corp.                                                 5,050         226,493
                                                                                    -------------
                                                                                        1,206,581
                                                                                    -------------
Health Care (4.1%)
  Health Care Equipment & Supplies (1.0%)
    Millipore Corp. (a)                                                     2,500         108,825
    Varian, Inc. (a)                                                        3,000         119,790
                                                                                    -------------
                                                                                          228,615
                                                                                    -------------
  Health Care Providers & Services (3.1%)
    Community Health Systems, Inc. (a)                                      4,100         118,818
    HCA, Inc.                                                               3,800         169,176
    Medco Health Solutions, Inc. (a)                                        4,400         187,308
    WellPoint, Inc. (a)                                                     1,900         230,850
                                                                                    -------------
                                                                                          706,152
                                                                                    -------------
Industrials (14.5%)
  Aerospace & Defense (1.9%)
    Goodrich Corp.                                                          7,500         257,250
    Northrop Grumman Corp.                                                  3,500         181,580
                                                                                    -------------
                                                                                          438,830
                                                                                    -------------
  Commercial Services & Supplies (4.3%)
    Brink's Co.                                                            11,500         407,215
    Cendant Corp.                                                           7,200         169,560
    Manpower, Inc.                                                          4,800         233,520
    Waste Management, Inc.                                                  5,900         171,100
                                                                                    -------------
                                                                                          981,395
                                                                                    -------------
  Construction & Engineering (0.4%)
    Fluor Corp.                                                             1,700          91,018
                                                                                    -------------
  Electrical Equipment (1.3%)
    AMETEK, Inc.                                                            4,900         187,180
    Hubbell, Inc., Class B                                                  2,200         108,944
                                                                                    -------------
                                                                                          296,124
                                                                                    -------------
  Industrial Conglomerates (1.1%)
    Carlisle Companies, Inc.                                                4,000         252,280
                                                                                    -------------
  Machinery (4.4%)
    AGCO Corp. (a)                                                          5,400         110,862
    Dover Corp.                                                             4,650         178,095
    Ingersoll-Rand Co., Ltd., Class A                                       3,300         245,454
    Navistar International Corp. (a)                                        8,000         311,360

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Machinery (continued)
    Parker Hannifin Corp.                                                   2,650   $     172,674
                                                                                    -------------
                                                                                        1,018,445
                                                                                    -------------
  Road & Rail (1.1%)
    Burlington Northern Santa Fe Corp.                                      5,400         260,172
                                                                                    -------------
Information Technology (4.7%)
  Communications Equipment (1.0%)
    Andrew Corp. (a)                                                       17,100         223,326
                                                                                    -------------
  Electronic Equipment & Instruments (2.3%)
    Amphenol Corp., Class A                                                 6,200         243,846
    Arrow Electronics, Inc. (a)                                             7,900         186,519
    AVX Corp.                                                               9,000         104,400
                                                                                    -------------
                                                                                          534,765
                                                                                    -------------
  IT Services (1.4%)
    Affiliated Computer Services, Inc., Class A (a)                         4,100         222,179
    DST Systems, Inc. (a)                                                   2,350         113,928
                                                                                    -------------
                                                                                          336,107
                                                                                    -------------
Materials (15.1%)
  Chemicals (9.9%)
    Agrium, Inc.                                                           16,500         266,310
    Air Products & Chemicals, Inc.                                          4,800         282,768
    Celanese Corp., Series A (a)                                            6,200         100,006
    Eastman Chemical Co.                                                    5,400         292,410
    Engelhard Corp.                                                         6,500         195,325
    International Flavors & Fragrances, Inc.                                5,900         249,098
    Lubrizol Corp.                                                          8,200         295,446
    Nalco Holding Co. (a)                                                   8,400         162,540
    PPG Industries, Inc.                                                    2,750         189,145
    Rohm and Haas Co.                                                       5,600         247,744
                                                                                    -------------
                                                                                        2,280,792
                                                                                    -------------
  Construction Materials (0.5%)
    Martin Marietta Materials, Inc.                                         2,400         129,648
                                                                                    -------------
  Containers & Packaging (3.1%)
    Bemis Co., Inc.                                                         5,600         162,400
    Crown Holdings, Inc. (a)                                               14,200         191,558
    Packaging Corp. of America                                              9,500         211,945
    Pactiv Corp. (a)                                                        6,400         142,144
                                                                                    -------------
                                                                                          708,047
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Paper & Forest Products (1.6%)
    Georgia-Pacific Corp.                                                   6,900   $     221,490
    MeadWestvaco Corp.                                                      5,500         158,895
                                                                                    -------------
                                                                                          380,385
                                                                                    -------------
Telecommunication Services (1.5%)
  Wireless Telecommunication Services (1.5%)
    Telephone & Data Systems, Inc.                                          4,300         353,976
                                                                                    -------------
Utilities (8.8%)
  Electric Utilities (6.4%)
    Edison International                                                    6,000         194,820
    Entergy Corp.                                                           3,550         246,796
    Exelon Corp.                                                            8,100         358,425
    PG&E Corp. (a)                                                          3,600         126,000
    PPL Corp.                                                               4,250         229,500
    Progress Energy, Inc.                                                   5,300         234,525
    Reliant Energy, Inc. (a)                                                8,200         102,090
                                                                                    -------------
                                                                                        1,492,156
                                                                                    -------------
  Multi-Utilities & Unregulated Power (2.4%)
    Constellation Energy Group                                              6,900         345,000
    Energy East Corp.                                                       7,700         201,740
                                                                                    -------------
                                                                                          546,740
                                                                                    -------------
    Total Common Stocks
     (Cost of $18,932,652)                                                             22,326,030
                                                                                    -------------
Convertible Preferred Stock (0.1%)

Materials (0.1%)
  Chemicals (0.1%)
    Celanese Corp., 5.250%                                                    900          22,815
                                                                                    -------------

    Total Convertible Preferred Stock
     (Cost of $22,500)                                                                     22,815
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR            VALUE
                                                                    -------------   -------------
Short-Term Obligation (3.9%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 01/31/05, due 02/01/05 at 2.360%,
      collateralized by a U.S. Treasury Note
      maturing 05/15/13, market value of $916,300
      (repurchase proceeds $897,059)                                $     897,000   $     897,000
                                                                                    -------------
    Total Short-Term Obligation
      (Cost of $897,000)                                                                  897,000
                                                                                    -------------
    Total Investments (100.6%)
      (Cost of $19,852,152) (b)                                                        23,245,845

    Other Assets & Liabilities, Net (-0.6%)                                              (145,061)
                                                                                    -------------

    Net Assets (100.0%)                                                             $  23,100,784
                                                                                    =============

  Notes to Investment Portfolio:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $19,852,152.

    At January 31, 2005, the Fund held investments in the following sectors:

                                                                                          % OF
    SECTOR                                                                             NET ASSETS
    ------                                                                             ----------
    Financials                                                                               21.3%
    Materials                                                                                15.2
    Industrials                                                                              14.5
    Consumer Discretionary                                                                   13.6
    Utilities                                                                                 8.8
    Energy                                                                                    8.1
    Consumer Staples                                                                          4.9
    Information Technology                                                                    4.7
    Health Care                                                                               4.1
    Telecommunication Services                                                                1.5
    Short-Term Obligation                                                                     3.9
    Other Assets & Liabilities, Net                                                          (0.6)
                                                                                       ----------
                                                                                            100.0%
                                                                                       ==========

          ACRONYM                      NAME
    -----------------      ----------------------------
           REIT            Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (99.1%)
Consumer Discretionary (15.8%)
  Hotels, Restaurants & Leisure (3.6%)
    Gaylord Entertainment Co. (a)                                          12,000   $     471,000
    Pinnacle Entertainment, Inc. (a)                                       20,500         370,025
    Scientific Games Corp., Class A (a)                                    18,600         478,392
                                                                                    -------------
                                                                                        1,319,417
                                                                                    -------------
  Leisure Equipment & Products (1.1%)
    Marvel Enterprises, Inc. (a)                                           23,100         412,566
                                                                                    -------------
  Media (4.4%)
    Arbitron, Inc. (a)                                                      6,600         269,940
    Cumulus Media, Inc., Class A (a)                                       21,800         301,712
    Lin TV Corp., Class A (a)                                              18,000         334,980
    Radio One, Inc., Class D (a)                                           19,800         310,860
    Sinclair Broadcast Group, Inc., Class A                                36,100         297,103
    TiVo, Inc. (a)                                                         32,500         130,325
                                                                                    -------------
                                                                                        1,644,920
                                                                                    -------------
  Multiline Retail (0.5%)
    Fred's, Inc.                                                           10,500         172,935
                                                                                    -------------
  Specialty Retail (5.3%)
    Bombay Co., Inc. (a)                                                   44,700         262,836
    Cost Plus, Inc. (a)                                                    12,200         320,006
    Jarden Corp. (a)                                                       13,450         618,700
    Pacific Sunwear of California, Inc. (a)                                13,400         328,166
    Party City Corp. (a)                                                   13,200         169,092
    Sharper Image Corp. (a)                                                16,400         282,080
                                                                                    -------------
                                                                                        1,980,880
                                                                                    -------------
  Textiles, Apparel & Luxury Goods (0.9%)
    Carter's, Inc. (a)                                                      9,400         343,664
                                                                                    -------------
Consumer Staples (0.5%)
  Food & Staples Retailing (0.5%)
    Performance Food Group Co. (a)                                          6,400         174,144
                                                                                    -------------
Energy (4.7%)
  Energy Equipment & Services (2.0%)
    Key Energy Services, Inc. (a)                                          19,400         240,754
    Maverick Tube Corp. (a)                                                 7,400         252,044
    Unit Corp. (a)                                                          6,800         248,472
                                                                                    -------------
                                                                                          741,270
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Oil & Gas (2.7%)
    Edge Petroleum Corp. (a)                                               13,400   $     193,898
    Energy Partners Ltd. (a)                                                5,500         120,725
    Mission Resources Corp. (a)                                            35,100         200,070
    Spinnaker Exploration Co. (a)                                           5,800         190,182
    Western Gas Resources, Inc.                                             9,100         277,095
                                                                                    -------------
                                                                                          981,970
                                                                                    -------------
Financials (11.3%)
  Capital Markets (1.0%)
    Jefferies Group, Inc.                                                   9,100         354,900
                                                                                    -------------
  Commercial Banks (3.8%)
    Boston Private Financial Holdings, Inc.                                11,200         311,808
    East-West Bancorp, Inc.                                                 8,000         311,520
    Main Street Banks, Inc.                                                 3,400         110,942
    Mercantile Bank Corp.                                                   7,080         306,918
    Prosperity Bancshares, Inc.                                            13,000         361,140
                                                                                    -------------
                                                                                        1,402,328
                                                                                    -------------
  Diversified Financial Services (3.3%)
    ACE Cash Express, Inc. (a)                                              8,200         216,480
    Greenhill & Co., Inc.                                                  10,500         311,430
    MTC Technologies, Inc. (a)                                             12,000         389,760
    National Financial Partners Corp.                                       6,300         246,141
    optionsXpress Holdings, Inc. (a)                                        3,300          66,924
                                                                                    -------------
                                                                                        1,230,735
                                                                                    -------------
  Insurance (2.0%)
    Infinity Property & Casualty Corp.                                     13,300         435,575
    National Interstate Corp. (a)                                           4,000          62,200
    Philadelphia Consolidated Holding Co. (a)                               3,700         248,159
                                                                                    -------------
                                                                                          745,934
                                                                                    -------------
  Real Estate (0.5%)
    Housevalues, Inc. (a)                                                  13,900         197,380
                                                                                    -------------
  Thrifts & Mortgage Finance (0.7%)
    Commercial Capital Bancorp, Inc.                                       13,833         275,139
                                                                                    -------------
Health Care (22.2%)
  Biotechnology (6.4%)
    Cell Therapeutics, Inc. (a)                                            22,100         212,160
    Cytogen Corp. (a)                                                      20,700         226,458
    Enzo Biochem, Inc. (a)                                                 13,600         246,568
    Exact Sciences Corp. (a)                                               23,300          77,123
    NeoPharm, Inc. (a)                                                     26,921         295,323
    Neurocrine Biosciences, Inc. (a)                                        6,600         301,950

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Biotechnology (continued)
    Protein Design Labs, Inc. (a)                                          16,600   $     334,822
    QLT, Inc. (a)                                                          22,000         355,740
    Telik, Inc. (a)                                                        17,500         332,850
                                                                                    -------------
                                                                                        2,382,994
                                                                                    -------------
  Health Care Equipment & Supplies (4.9%)
    Bio-Rad Laboratories, Inc., Class A (a)                                 5,100         299,829
    Cardiac Science, Inc. (a)                                              52,400          90,128
    Conceptus, Inc. (a)                                                    19,300         135,293
    Integra LifeSciences Holdings Corp. (a)                                 9,400         354,192
    Medical Action Industries, Inc. (a)                                    19,200         354,816
    Palomar Medical Technologies, Inc. (a)                                  5,300         132,500
    SonoSite, Inc. (a)                                                     11,600         368,068
    SurModics, Inc. (a)                                                     2,100          61,677
                                                                                    -------------
                                                                                        1,796,503
                                                                                    -------------
  Health Care Providers & Services (4.5%)
    Advisory Board Co. (a)                                                 12,200         434,930
    America Service Group, Inc. (a)                                         8,916         244,566
    American Retirement Corp. (a)                                          17,500         219,625
    Hythiam, Inc. (a)                                                       7,200          42,768
    Isolagen, Inc. (a)                                                     21,800         148,458
    LCA-Vision, Inc.                                                        6,900         183,885
    LifePoint Hospitals, Inc. (a)                                           7,600         287,280
    U.S. Physical Therapy, Inc. (a)                                         8,300         120,931
                                                                                    -------------
                                                                                        1,682,443
                                                                                    -------------
  Pharmaceuticals (6.4%)
    Advancis Pharmaceutical Corp. (a)                                      20,300          91,756
    BioSante Pharmaceuticals, Inc. (a)                                     16,300          91,769
    Bone Care International, Inc. (a)                                      13,600         384,880
    Caraco Pharmaceutical Laboratories Ltd. (a)                             6,900          57,270
    DepoMed, Inc. (a)                                                      43,500         208,800
    DOV Pharmaceutical, Inc. (a)                                           19,100         311,712
    Nektar Therapeutics (a)                                                16,500         278,025
    Noven Pharmaceuticals, Inc. (a)                                        14,500         264,117
    Renovis, Inc. (a)                                                      17,100         206,397
    Salix Pharmaceuticals Ltd. (a)                                         18,050         271,653
    Taro Pharmaceuticals Industries Ltd. (a)                                6,800         204,272
                                                                                    -------------
                                                                                        2,370,651
                                                                                    -------------
Industrials (13.4%)
  Aerospace & Defense (1.1%)
    DRS Technologies, Inc. (a)                                             10,200         414,120
                                                                                    -------------
  Air Freight & Logistics (2.1%)
    EGL, Inc. (a)                                                          12,300         371,829
    UTI Worldwide, Inc.                                                     5,700         392,616
                                                                                    -------------
                                                                                          764,445
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Commercial Services & Supplies (4.5%)
    Corporate Executive Board Co.                                           5,000   $     319,500
    Educate, Inc. (a)                                                      21,800         283,182
    Laureate Education, Inc. (a)                                            6,800         301,648
    MDC Partners, Inc., Class A (a)                                        25,500         282,540
    Navigant Consulting, Inc. (a)                                          10,700         256,051
    NCO Group, Inc. (a)                                                     9,900         225,522
                                                                                    -------------
                                                                                        1,668,443
                                                                                    -------------
  Construction & Engineering (0.8%)
    Chicago Bridge & Iron Co., NV, N.Y. Registered Shares                   8,000         302,400
                                                                                    -------------
  Electrical Equipment (0.6%)
    Plug Power, Inc. (a)                                                   40,000         217,600
                                                                                    -------------
  Machinery (1.7%)
    Cuno, Inc. (a)                                                          4,900         281,407
    RAE Systems, Inc. (a)                                                  17,400         117,972
    Wabash National Corp. (a)                                               9,700         246,186
                                                                                    -------------
                                                                                          645,565
                                                                                    -------------
  Road & Rail (2.0%)
    Genesee & Wyoming, Inc., Class A (a)                                   12,082         305,191
    Heartland Express, Inc.                                                14,350         304,794
    Sirva, Inc. (a)                                                        14,100         124,926
                                                                                    -------------
                                                                                          734,911
                                                                                    -------------
  Trading Companies & Distributors (0.6%)
    Aceto Corp.                                                            22,800         214,320
                                                                                    -------------
Information Technology (29.1%)
  Communications Equipment (3.6%)
    Audiovox Corp., Class A (a)                                            12,600         206,640
    F5 Networks, Inc. (a)                                                   7,400         354,756
    Finisar Corp. (a)                                                      61,600         107,800
    Foundry Networks, Inc. (a)                                             26,200         269,336
    Inter-Tel, Inc.                                                         9,321         246,913
    NMS Communications Corp. (a)                                           26,800         168,840
                                                                                    -------------
                                                                                        1,354,285
                                                                                    -------------
  Computers & Peripherals (1.4%)
    Applied Films Corp. (a)                                                10,900         232,933
    PalmSource, Inc. (a)                                                   15,500         160,270
    Pinnacle Systems, Inc. (a)                                             27,500         117,700
                                                                                    -------------
                                                                                          510,903
                                                                                    -------------
  Electronic Equipment & Instruments (3.5%)
    Anixter International, Inc.                                             7,000         234,010
    Global Imaging Systems, Inc. (a)                                       10,000         357,900
    Itron, Inc. (a)                                                        12,900         297,345

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Electronic Equipment & Instruments (continued)
    OSI Systems, Inc. (a)                                                  12,200   $     199,348
    Photon Dynamics, Inc. (a)                                               9,500         205,105
                                                                                    -------------
                                                                                        1,293,708
                                                                                    -------------
  Internet Software & Services (4.3%)
    Corillian Corp. (a)                                                    60,200         255,850
    Digital River, Inc. (a)                                                 7,500         293,325
    Digitas, Inc. (a)                                                      36,800         384,192
    Equinix, Inc. (a)                                                       6,500         272,610
    Retek, Inc. (a)                                                        52,600         330,328
    TeleCommunication Systems, Inc., Class A (a)                           29,800          76,586
                                                                                    -------------
                                                                                        1,612,891
                                                                                    -------------
  IT Services (0.7%)
    MAXIMUS, Inc. (a)                                                       8,100         243,648
                                                                                    -------------
  Semiconductors & Semiconductor Equipment (8.9%)
    August Technology Corp. (a)                                            15,400         149,842
    Brooks Automation, Inc. (a)                                            23,000         351,670
    Cypress Semiconductor Corp. (a)                                        22,300         254,220
    DSP Group, Inc. (a)                                                     8,700         215,847
    Entegris, Inc. (a)                                                     37,200         330,708
    FEI Co. (a)                                                            13,500         272,160
    Integrated Circuit Systems, Inc. (a)                                    7,700         146,300
    IXYS Corp. (a)                                                         34,400         336,088
    Leadis Technology, Inc. (a)                                            17,200         121,088
    Mykrolis Corp. (a)                                                     17,600         232,144
    Silicon Image, Inc. (a)                                                17,100         203,661
    Silicon Storage Technology, Inc. (a)                                   33,600         154,224
    Ultratech, Inc. (a)                                                    18,300         271,023
    Zoran Corp. (a)                                                        24,300         247,617
                                                                                    -------------
                                                                                        3,286,592
                                                                                    -------------
  Software (6.7%)
    Captiva Software Corp. (a)                                             24,200         248,292
    Epicor Software Corp. (a)                                              21,000         283,290
    FileNET Corp. (a)                                                       8,100         181,035
    Magma Design Automation, Inc. (a)                                      19,600         264,600
    Manhattan Associates, Inc. (a)                                         13,700         300,715
    Micromuse, Inc. (a)                                                    65,100         334,614
    OpenTV Corp., Class A (a)                                              76,100         208,514
    ScanSoft, Inc. (a)                                                     40,500         170,505
    Take-Two Interactive Software, Inc. (a)                                 9,000         317,250
    Verity, Inc. (a)                                                       14,900         179,843
                                                                                    -------------
                                                                                        2,488,658
                                                                                    -------------
Materials (2.1%)
  Chemicals (1.5%)
    Landec Corp. (a)                                                       32,400         219,348
    UAP Holding Corp. (a)                                                  22,900         343,500
                                                                                    -------------
                                                                                          562,848
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Metals & Mining (0.6%)
    AMCOL International Corp.                                              10,300   $     223,613
                                                                                    -------------
    Total Common Stocks
     (Cost of $33,312,098)                                                             36,749,723
                                                                                    -------------

                                                                        PAR
                                                                    -------------
Short-Term Obligation (1.4%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 01/31/05, due 02/01/05 at 2.360%,
      collateralized by a U.S. Treasury Bond
      maturing 08/15/13, market value of $527,819
      (repurchase proceeds $515,034)                                $     515,000         515,000
                                                                                    -------------
    Total Short-Term Obligation
      (Cost of $515,000)                                                                  515,000
                                                                                    -------------
    Total Investments (100.5%)
      (Cost of $33,827,098) (b)                                                        37,264,723

    Other Assets & Liabilities, Net (-0.5%)                                              (177,583)
                                                                                    -------------

    Net Assets (100.0%)                                                             $  37,087,140
                                                                                    =============

  Notes to Investment Portfolio:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $33,827,098.

    At January 31, 2005, the Fund held investments in the following sectors:

                                                                                          % OF
    SECTOR                                                                             NET ASSETS
    ------                                                                             ----------
    Information Technology                                                                   29.1%
    Health Care                                                                              22.2
    Consumer Discretionary                                                                   15.8
    Industrials                                                                              13.4
    Financials                                                                               11.3
    Energy                                                                                    4.7
    Materials                                                                                 2.1
    Consumer Staples                                                                          0.5
    Short-Term Obligation                                                                     1.4
    Other Assets & Liabilities, Net                                                          (0.5)
                                                                                       ----------
                                                                                            100.0%
                                                                                       ==========

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (98.1%)
Consumer Discretionary (12.8%)
  Auto Components (1.1%)
    BorgWarner, Inc.                                                        4,800   $     257,712
    Modine Manufacturing Co.                                                3,600         113,508
    Standard Motor Products, Inc.                                           8,300         105,825
                                                                                    -------------
                                                                                          477,045
                                                                                    -------------
  Hotels, Restaurants & Leisure (3.9%)
    Bally Total Fitness Holding Corp. (a)                                  16,000          63,520
    Bob Evans Farms, Inc.                                                   4,561         111,106
    Buca, Inc. (a)                                                         19,600         134,848
    Dave & Buster's, Inc. (a)                                               9,700         182,069
    Landry's Restaurants, Inc.                                              8,100         228,420
    Lone Star Steakhouse & Saloon, Inc.                                    10,700         294,250
    Marcus Corp.                                                            9,900         246,708
    Scientific Games Corp., Class A (a)                                    14,500         372,940
    Total Entertainment Restaurant Corp. (a)                                1,200          13,704
    Vail Resorts, Inc. (a)                                                  3,200          76,704
                                                                                    -------------
                                                                                        1,724,269
                                                                                    -------------
  Household Durables (1.4%)
    American Greetings Corp., Class A                                       8,400         202,776
    CSS Industries, Inc.                                                    5,000         160,950
    Kimball International, Inc., Class B                                   10,800         156,492
    Russ Berrie & Co., Inc.                                                 3,600          84,456
                                                                                    -------------
                                                                                          604,674
                                                                                    -------------
  Leisure Equipment & Products (0.3%)
    Action Performance Companies, Inc.                                     12,000         126,000
    Travis Boats & Motors, Inc. (a)                                           300             113
                                                                                    -------------
                                                                                          126,113
                                                                                    -------------
  Media (1.4%)
    4Kids Entertainment, Inc. (a)                                           9,500         175,085
    Journal Communications, Inc., Class A                                   6,500         111,475
    Liberty Corp.                                                           4,600         182,344
    Media General, Inc., Class A                                            2,700         172,719
                                                                                    -------------
                                                                                          641,623
                                                                                    -------------
  Multiline Retail (0.3%)
    ShopKo Stores, Inc. (a)                                                 7,200         129,816
                                                                                    -------------
  Specialty Retail (2.5%)
    Building Material Holding Corp.                                         4,800         177,264
    GameStop Corp., Class A (a)                                            11,400         217,626
    Goody's Family Clothing, Inc.                                          13,800         128,478
    Monro Muffler, Inc. (a)                                                10,520         272,889
    Movie Gallery, Inc.                                                     3,400          71,230
    Pier 1 Imports, Inc.                                                    7,900         139,909
    TBC Corp. (a)                                                           2,900          74,066
                                                                                    -------------
                                                                                        1,081,462
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Textiles, Apparel & Luxury Goods (1.9%)
    Culp, Inc. (a)                                                          3,400   $      21,420
    Delta Apparel, Inc.                                                     3,200          89,440
    Hampshire Group Ltd. (a)                                                5,600         201,482
    Kellwood Co.                                                            7,100         205,474
    Russell Corp.                                                           7,900         142,200
    Stride Rite Corp.                                                       9,900         121,176
    Tandy Brands Accessories, Inc.                                          5,200          75,608
                                                                                    -------------
                                                                                          856,800
                                                                                    -------------
Consumer Staples (2.6%)
  Food & Staples Retailing (0.6%)
    BJ's Wholesale Club, Inc. (a)                                           4,400         125,884
    Chronimed, Inc. (a)                                                    11,600          80,156
    Winn-Dixie Stores, Inc. (a)                                            10,900          39,349
                                                                                    -------------
                                                                                          245,389
                                                                                    -------------
  Food Products (2.0%)
    Central Garden & Pet Co. (a)                                            2,400          98,352
    Corn Products International, Inc.                                      16,000         469,760
    John B. Sanfilippo & Son, Inc. (a)                                      4,700         121,354
    M&F Worldwide Corp. (a)                                                 8,300         118,856
    Omega Protein Corp. (a)                                                11,100          87,024
                                                                                    -------------
                                                                                          895,346
                                                                                    -------------
Energy (7.2%)
  Energy Equipment & Services (2.2%)
    Gulf Island Fabrication, Inc.                                           4,000          89,200
    Lufkin Industries, Inc.                                                 6,500         261,885
    Universal Compression Holdings, Inc. (a)                                5,700         221,844
    Willbros Group, Inc. (a)                                               17,200         368,768
                                                                                    -------------
                                                                                          941,697
                                                                                    -------------
  Oil & Gas (5.0%)
    Bill Barrett Corp. (a)                                                  2,000          63,160
    Brigham Exploration Co. (a)                                            12,300         106,026
    Carrizo Oil & Gas, Inc. (a)                                            17,700         215,055
    Cimarex Energy Co. (a)                                                  5,200         188,500
    Energy Partners Ltd. (a)                                                9,400         206,330
    Harvest Natural Resources, Inc. (a)                                    13,900         180,283
    InterOil Corp. (a)                                                      4,300         146,200
    Magnum Hunter Resources, Inc. (a)                                      15,800         235,578
    Range Resources Corp.                                                   9,800         217,462
    Stone Energy Corp. (a)                                                  5,600         239,680
    Western Gas Resources, Inc.                                             8,300         252,735
    Whiting Petroleum Corp. (a)                                             4,400         153,648
                                                                                    -------------
                                                                                        2,204,657
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
Financials (26.9%)
  Capital Markets (0.2%)
    LaBranche & Co., Inc. (a)                                               9,200   $      91,816
                                                                                    -------------
  Commercial Banks (11.2%)
    BancFirst Corp.                                                           900          69,066
    BancorpSouth, Inc.                                                      7,400         161,320
    BancTrust Financial Group, Inc.                                         5,100         108,885
    Bank of Granite Corp.                                                   7,100         141,645
    Bryn Mawr Bank Corp.                                                    8,900         191,617
    Capitol Bancorp Ltd.                                                    7,700         250,173
    Chemical Financial Corp.                                                7,475         277,322
    Chittenden Corp.                                                        9,950         269,745
    Columbia Banking System, Inc.                                           5,700         134,235
    Community Bancorp (a)                                                     200           5,604
    Community Trust Bancorp, Inc.                                           4,736         146,063
    Corus Bankshares, Inc.                                                  6,600         331,320
    First Citizens BancShares, Inc., Class A                                1,100         156,200
    First Financial Bankshares, Inc.                                        3,650         167,754
    Greater Bay Bancorp                                                     5,800         158,166
    Hancock Holding Co.                                                     3,400         109,888
    ITLA Capital Corp. (a)                                                  3,500         194,390
    MASSBANK Corp.                                                          2,500          93,775
    Merchants Bancshares, Inc.                                              5,800         159,088
    Mid-State Bancshares                                                   10,200         287,742
    Northrim BanCorp, Inc.                                                  5,300         126,193
    Riggs National Corp.                                                    5,800         126,672
    S.Y. Bancorp, Inc.                                                      1,000          24,300
    Sterling Bancshares, Inc.                                              17,200         252,668
    TriCo Bancshares                                                       14,400         317,232
    UMB Financial Corp.                                                     4,600         252,264
    Whitney Holding Corp.                                                   5,100         232,458
    Wintrust Financial Corp.                                                3,300         183,084
                                                                                    -------------
                                                                                        4,928,869
                                                                                    -------------
  Consumer Finance (0.9%)
    Cash America International, Inc.                                       13,200         377,520
                                                                                    -------------
  Diversified Financial Services (1.6%)
    Advance America Cash Advance Centers, Inc. (a)                          2,200          49,060
    Metris Companies, Inc. (a)                                             21,900         260,610
    MFC Bancorp Ltd.                                                       17,600         315,040
    QC Holdings, Inc. (a)                                                   5,100          88,740
                                                                                    -------------
                                                                                          713,450
                                                                                    -------------
  Insurance (5.8%)
    AmerUs Group Co.                                                        2,900         129,253
    Baldwin & Lyons, Inc., Class B                                          4,700         124,456
    CNA Surety Corp. (a)                                                   11,200         146,720
    Commerce Group, Inc.                                                    2,000         130,620

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Insurance (continued)
    Delphi Financial Group, Inc., Class A                                   6,500   $     292,110
    Harleysville Group, Inc.                                                8,800         190,080
    Horace Mann Educators Corp.                                             8,800         162,096
    Kansas City Life Insurance Co.                                            900          45,540
    Navigators Group, Inc. (a)                                              7,100         212,077
    Phoenix Companies, Inc.                                                18,200         237,874
    ProCentury Corp.                                                       11,900         127,330
    Quanta Capital Holdings Ltd. (a)                                       14,800         145,040
    RLI Corp.                                                               5,300         230,338
    UICI                                                                    3,100          95,852
    United America Indemnity Ltd., Class A (a)                              9,600         172,800
    Universal American Financial Corp. (a)                                  7,400         112,776
                                                                                    -------------
                                                                                        2,554,962
                                                                                    -------------
  Real Estate (7.2%)
    Alexandria Real Estate Equities, Inc., REIT                             3,800         252,928
    American Financial Realty Trust, REIT                                   8,800         132,440
    BioMed Realty Trust, Inc., REIT                                        12,700         253,365
    Boykin Lodging Co., REIT (a)                                           14,600         133,882
    Brandywine Realty Trust, REIT                                           5,800         160,660
    EastGroup Properties, Inc., REIT                                        6,600         238,854
    Equity One, Inc., REIT                                                  8,600         175,526
    First Potomac Realty Trust, REIT                                        7,800         167,310
    Getty Realty Corp., REIT                                                5,800         154,802
    Gladstone Commercial Corp., REIT                                        6,900         115,230
    Mid-America Apartment Communities, Inc., REIT                           6,700         253,394
    Nationwide Health Properties, Inc., REIT                               11,200         242,928
    PS Business Parks, Inc., REIT                                           8,100         341,820
    Tanger Factory Outlet Centers, Inc., REIT                               7,800         184,080
    U-Store-It Trust, REIT                                                  5,200          85,280
    Universal Health Realty Income Trust, REIT                              3,900         117,546
    Urstadt Biddle Properties, Inc., Class A, REIT                          8,400         134,736
                                                                                    -------------
                                                                                        3,144,781
                                                                                    -------------
Health Care (5.2%)
  Health Care Equipment & Supplies (0.4%)
    Steris Corp. (a)                                                        8,200         194,504
                                                                                    -------------
  Health Care Providers & Services (4.1%)
    Capital Senior Living Corp. (a)                                         3,900          22,542
    Cross Country Healthcare, Inc. (a)                                      8,200         135,792
    Genesis HealthCare Corp. (a)                                            4,500         156,060
    Gentiva Health Services, Inc. (a)                                      11,400         181,260
    Hooper Holmes, Inc.                                                    21,100         106,555
    Kindred Healthcare, Inc. (a)                                            9,600         262,944
    OCA, Inc. (a)                                                          17,100          94,734
    PAREXEL International Corp. (a)                                        10,500         249,060
    Pediatrix Medical Group, Inc. (a)                                       4,200         280,518

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Health Care Providers & Services (continued)
    Province Healthcare Co. (a)                                             5,600   $     126,784
    Stewart Enterprises, Inc., Class A (a)                                 27,200         174,624
                                                                                    -------------
                                                                                        1,790,873
                                                                                    -------------
  Pharmaceuticals (0.7%)
    Bradley Pharmaceuticals, Inc. (a)                                       8,300         119,437
    Perrigo Co.                                                            10,600         181,790
                                                                                    -------------
                                                                                          301,227
                                                                                    -------------
Industrials (18.9%)
  Aerospace & Defense (2.6%)
    AAR Corp. (a)                                                          12,035         140,208
    Esterline Technologies Corp. (a)                                        8,400         252,084
    Herley Industries, Inc. (a)                                             6,200         122,264
    Kaman Corp., Class A                                                   10,200         120,870
    Ladish Co., Inc. (a)                                                   12,900         139,965
    Precision Castparts Corp.                                               5,000         351,500
                                                                                    -------------
                                                                                        1,126,891
                                                                                    -------------
  Air Freight & Logistics (1.2%)
    HUB Group, Inc., Class A (a)                                            6,311         343,697
    Ryder System, Inc.                                                      4,200         191,310
                                                                                    -------------
                                                                                          535,007
                                                                                    -------------
  Airlines (0.5%)
    MAIR Holdings, Inc. (a)                                                 6,300          57,897
    Skywest, Inc.                                                           9,100         156,702
                                                                                    -------------
                                                                                          214,599
                                                                                    -------------
  Building Products (0.6%)
    NCI Building Systems, Inc. (a)                                          6,500         246,675
                                                                                    -------------
  Commercial Services & Supplies (4.5%)
    ABM Industries, Inc.                                                    8,900         162,870
    Angelica Corp.                                                          4,700         134,608
    Casella Waste Systems, Inc., Class A (a)                               19,000         270,370
    Century Business Services, Inc. (a)                                    11,242          49,015
    Consolidated Graphics, Inc. (a)                                         8,500         358,700
    Danka Business Systems PLC, ADR (a)                                    12,300          32,226
    Electro Rent Corp. (a)                                                  3,700          51,726
    Healthcare Services Group, Inc.                                        10,850         211,575
    Imagistics International, Inc. (a)                                      9,300         318,525
    NCO Group, Inc. (a)                                                     5,800         132,124
    Sourcecorp, Inc. (a)                                                    5,800         104,400
    TeleTech Holdings, Inc. (a)                                            14,000         148,680
                                                                                    -------------
                                                                                        1,974,819
                                                                                    -------------
  Construction & Engineering (1.7%)
    Comfort Systems USA, Inc. (a)                                          19,400         132,114
    Dycom Industries, Inc. (a)                                              8,500         230,945
    EMCOR Group, Inc. (a)                                                   2,800         120,288

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Construction & Engineering (continued)
    MasTec, Inc. (a)                                                        3,500   $      31,115
    Quanta Services, Inc. (a)                                               5,800          43,384
    Washington Group International, Inc. (a)                                5,400         212,652
                                                                                    -------------
                                                                                          770,498
                                                                                    -------------
  Electrical Equipment (1.6%)
    C&D Technologies, Inc.                                                  8,300         126,077
    Genlyte Group, Inc. (a)                                                 3,400         272,034
    Powell Industries, Inc. (a)                                             4,100          74,620
    Woodward Governor Co. (a)                                               3,200         227,952
                                                                                    -------------
                                                                                          700,683
                                                                                    -------------
  Machinery (3.4%)
    Alamo Group, Inc.                                                       4,000         105,040
    Briggs & Stratton Corp.                                                 6,100         236,619
    EnPro Industries, Inc. (a)                                              9,100         242,515
    Harsco Corp.                                                            6,500         354,835
    Kadant, Inc. (a)                                                       11,100         214,230
    Robbins & Myers, Inc.                                                   8,019         180,106
    Tecumseh Products Co., Class A                                          3,800         154,394
                                                                                    -------------
                                                                                        1,487,739
                                                                                    -------------
  Road & Rail (1.4%)
    Covenant Transport, Inc., Class A (a)                                   6,600         136,917
    Dollar Thrifty Automotive Group, Inc. (a)                               5,800         181,018
    U.S. Xpress Enterprises, Inc., Class A (a)                              3,900         116,727
    Werner Enterprises, Inc.                                                9,500         202,540
                                                                                    -------------
                                                                                          637,202
                                                                                    -------------
  Trading Companies & Distributors (1.4%)
    Hughes Supply, Inc.                                                     8,910         270,686
    Watsco, Inc.                                                            9,900         342,639
                                                                                    -------------
                                                                                          613,325
                                                                                    -------------
Information Technology (11.4%)
  Communications Equipment (1.2%)
    Anaren, Inc. (a)                                                       11,600         138,852
    Belden CDT, Inc.                                                        5,650         114,751
    Black Box Corp.                                                         3,500         162,855
    Tollgrade Communications, Inc. (a)                                      9,100          93,548
                                                                                    -------------
                                                                                          510,006
                                                                                    -------------
  Computers & Peripherals (1.1%)
    ActivCard Corp. (a)                                                    13,900         111,200
    Advanced Digital Information Corp. (a)                                  2,700          28,242
    Electronics for Imaging, Inc. (a)                                       3,100          52,700
    Hypercom Corp. (a)                                                     16,400          90,364
    Imation Corp.                                                           1,700          58,633
    Innovex, Inc. (a)                                                      10,900          53,410
    Intergraph Corp. (a)                                                    3,356          99,707
                                                                                    -------------
                                                                                          494,256
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Electronic Equipment & Instruments (3.3%)
    Agilysys, Inc.                                                          7,000   $     118,020
    Anixter International, Inc.                                             3,600         120,348
    Benchmark Electronics, Inc. (a)                                         4,600         147,062
    Brightpoint, Inc. (a)                                                  13,200         236,412
    Checkpoint Systems, Inc. (a)                                            8,900         138,484
    Identix, Inc. (a)                                                      17,100         108,414
    MTS Systems Corp.                                                       6,400         228,032
    NU Horizons Electronics Corp. (a)                                      14,600         109,792
    OSI Systems, Inc. (a)                                                   5,800          94,772
    Planar Systems, Inc. (a)                                                6,800          61,676
    Vishay Intertechnology, Inc. (a)                                        5,600          73,192
                                                                                    -------------
                                                                                        1,436,204
                                                                                    -------------
  Internet Software & Services (0.6%)
    Digitas, Inc. (a)                                                       7,320          76,421
    Keynote Systems, Inc. (a)                                              11,000         137,170
    Stellent, Inc. (a)                                                      6,200          53,010
                                                                                    -------------
                                                                                          266,601
                                                                                    -------------
  IT Services (2.0%)
    Acxiom Corp.                                                            8,500         196,180
    Computer Horizons Corp. (a)                                            16,000          62,720
    Inforte Corp. (a)                                                      10,900          69,760
    Lightbridge, Inc. (a)                                                  13,500          80,460
    MAXIMUS, Inc. (a)                                                       2,900          87,232
    MPS Group, Inc. (a)                                                    31,900         360,151
                                                                                    -------------
                                                                                          856,503
                                                                                    -------------
  Semiconductors & Semiconductor Equipment (0.5%)
    Exar Corp. (a)                                                         11,000         158,070
    Pericom Semiconductor Corp. (a)                                         8,900          74,671
                                                                                    -------------
                                                                                          232,741
                                                                                    -------------
  Software (2.7%)
    Ascential Software Corp. (a)                                           10,700         153,117
    Captaris, Inc. (a)                                                     22,800         111,948
    Internet Security Systems, Inc. (a)                                     8,400         187,740
    Lawson Software, Inc. (a)                                              10,900          71,395
    MSC.Software Corp. (a)                                                 14,500         149,495
    PLATO Learning, Inc. (a)                                               20,300         148,393
    SeaChange International, Inc. (a)                                         700          11,494
    Sybase, Inc. (a)                                                        6,800         132,396
    Transaction Systems Architects, Inc., Class A (a)                      10,600         225,144
                                                                                    -------------
                                                                                        1,191,122
                                                                                    -------------
Materials (8.5%)
  Chemicals (2.5%)
    Cytec Industries, Inc.                                                  4,300         219,300
    H.B. Fuller Co.                                                         5,100         136,017
    Lesco, Inc. (a)                                                           700           9,506

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Chemicals (continued)
    Lubrizol Corp.                                                          3,300   $     118,899
    Minerals Technologies, Inc.                                             3,400         212,432
    Schulman (A.), Inc.                                                     6,600         116,754
    Sensient Technologies Corp.                                             6,400         145,600
    Stepan Co.                                                              5,500         127,820
                                                                                    -------------
                                                                                        1,086,328
                                                                                    -------------
  Construction Materials (0.8%)
    Eagle Materials, Inc.                                                   4,200         334,992
                                                                                    -------------
  Containers & Packaging (1.2%)
    AptarGroup, Inc.                                                        3,700         179,413
    Greif, Inc., Class A                                                    6,400         370,816
                                                                                    -------------
                                                                                          550,229
                                                                                    -------------
  Metals & Mining (3.2%)
    AMCOL International Corp.                                               6,000         130,260
    Blue Earth Refineries, Inc. (a)                                        18,500              --(b)
    Carpenter Technology Corp.                                              4,500         275,670
    Coeur d'Alene Mines Corp. (a)                                          35,100         123,903
    Metal Management, Inc.                                                  6,200         167,028
    Peabody Energy Corp.                                                    3,800         322,050
    RTI International Metals, Inc. (a)                                     11,400         278,160
    Steel Technologies, Inc.                                                4,500         132,120
                                                                                    -------------
                                                                                        1,429,191
                                                                                    -------------
  Paper & Forest Products (0.8%)
    Glatfelter                                                             13,500         183,330
    Mercer International, Inc. (a)                                         15,700         150,720
                                                                                    -------------
                                                                                          334,050
                                                                                    -------------
Telecommunication Services (0.7%)
  Diversified Telecommunication Services (0.4%)
    North Pittsburgh Systems, Inc.                                          6,700         161,068
                                                                                    -------------
  Wireless Telecommunication Services (0.3%)
    Price Communications Corp. (a)                                          8,530         148,166
                                                                                    -------------
Utilities (3.9%)
  Electric Utilities (3.3%)
    ALLETE, Inc.                                                            3,800         157,206
    Central Vermont Public Service Corp.                                    9,400         217,140
    CH Energy Group, Inc.                                                   6,400         302,720
    El Paso Electric Co. (a)                                               10,800         209,952
    Maine & Maritimes Corp.                                                 2,200          55,506
    MGE Energy, Inc.                                                        3,700         132,867

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Electric Utilities (continued)
    Otter Tail Corp.                                                        5,600   $     140,000
    Puget Energy, Inc.                                                      9,100         218,582
                                                                                    -------------
                                                                                        1,433,973
                                                                                    -------------
  Gas Utilities (0.6%)
    Cascade Natural Gas Corp.                                               4,100          83,804
    Northwest Natural Gas Co.                                               3,100         105,245
    WGL Holdings, Inc.                                                      3,300         100,188
                                                                                    -------------
                                                                                          289,237
                                                                                    -------------
    Total Common Stocks
     (Cost of $32,788,974)                                                             43,088,998
                                                                                    -------------
Investment Company (1.0%)
    iShares Russell 2000 Value Index Fund                                   2,400         445,080
                                                                                    -------------
    Total Investment Company
     (Cost of $438,998)                                                                   445,080
                                                                                    -------------

                                                                        PAR
                                                                    -------------
Short-Term Obligation (0.8%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 01/31/05, due 02/01/05 at 2.360%,
      collateralized by a U.S. Treasury Note
      maturing 05/15/13, market value of $387,100
      (repurchase proceeds $375,025)                                $     375,000         375,000
                                                                                    -------------

    Total Short-Term Obligation
      (Cost of $375,000)                                                                  375,000
                                                                                    -------------
    Total Investments (99.9%)
      (Cost of $33,602,972) (c)                                                        43,909,078

    Other Assets & Liabilities, Net (0.1%)                                                 25,162
                                                                                    -------------

    Net Assets (100.0%)                                                             $  43,934,240
                                                                                    =============

  Notes to Investment Portfolio:
  (a) Non-income producing security.
  (b) Security has no value.
  (c) Cost for federal income tax purposes is $33,602,972.

                 See Accompanying Notes to Financial Statements.

  At January 31, 2005, the Fund held investments in the following sectors:

                                                                       % OF
  SECTOR                                                            NET ASSETS
  ------                                                            ----------
  Financials                                                              26.9%
  Industrials                                                             18.9
  Consumer Discretionary                                                  12.8
  Information Technology                                                  11.4
  Materials                                                                8.5
  Energy                                                                   7.2
  Health Care                                                              5.2
  Utilities                                                                3.9
  Consumer Staples                                                         2.6
  Investment Company                                                       1.0
  Telecommunication Services                                               0.7
  Short-Term Obligation                                                    0.8
  Other Assets & Liabilities, Net                                          0.1
                                                                    ----------
                                                                         100.0%
                                                                    ==========

     ACRONYM                      NAME
  --------------    -------------------------------
       ADR            American Depositary Receipt
       REIT           Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (99.2%)
Consumer Discretionary (19.5%)
  Auto Components (0.6%)
    Autoliv, Inc.                                                           5,240   $     247,066
                                                                                    -------------
  Hotels, Restaurants & Leisure (5.9%)
    Applebee's International, Inc.                                         10,700         298,102
    Brinker International, Inc. (a)                                         5,730         215,505
    Cheesecake Factory, Inc. (a)                                            8,970         290,359
    Four Seasons Hotels, Inc.                                               1,870         143,915
    Harrah's Entertainment, Inc.                                            6,230         393,985
    Hilton Hotels Corp.                                                    14,710         327,297
    Outback Steakhouse, Inc.                                                2,590         119,270
    P.F. Chang's China Bistro, Inc. (a)                                     1,830         101,730
    Panera Bread Co., Class A (a)                                           8,710         444,210
    RARE Hospitality International, Inc. (a)                                7,100         223,650
                                                                                    -------------
                                                                                        2,558,023
                                                                                    -------------
  Household Durables (4.2%)
    Harman International Industries, Inc.                                   4,640         564,456
    Tempur-Pedic International, Inc. (a)                                   59,800       1,279,122
                                                                                    -------------
                                                                                        1,843,578
                                                                                    -------------
  Internet & Catalog Retail (0.7%)
    Blue Nile, Inc. (a)                                                    11,480         321,440
                                                                                    -------------
  Leisure Equipment & Products (0.6%)
    Marvel Enterprises, Inc. (a)                                           15,390         274,865
                                                                                    -------------
  Media (2.9%)
    Getty Images, Inc. (a)                                                  4,230         294,831
    Grupo Televisa SA, ADR                                                  7,860         462,404
    XM Satellite Radio Holdings, Inc., Class A (a)                         16,070         512,794
                                                                                    -------------
                                                                                        1,270,029
                                                                                    -------------
  Specialty Retail (4.1%)
    Abercrombie & Fitch Co., Class A                                        6,850         343,322
    Chico's FAS, Inc. (a)                                                   3,240         170,683
    PETCO Animal Supplies, Inc. (a)                                        10,600         402,482
    PETsMART, Inc.                                                          7,340         221,888
    Urban Outfitters, Inc. (a)                                             15,980         672,279
                                                                                    -------------
                                                                                        1,810,654
                                                                                    -------------
  Textiles, Apparel & Luxury Goods (0.5%)
    Quiksilver, Inc. (a)                                                    6,470         193,259
                                                                                    -------------
Consumer Staples (2.5%)
  Food & Staples Retailing (0.5%)
    Whole Foods Market, Inc.                                                2,450         219,079
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Food Products (2.0%)
    Bunge Ltd.                                                              8,340   $     471,544
    Corn Products International, Inc.                                      13,240         388,726
                                                                                    -------------
                                                                                          860,270
                                                                                    -------------
Energy (10.9%)
  Energy Equipment & Services (6.3%)
    BJ Services Co.                                                         9,720         467,046
    FMC Technologies, Inc. (a)                                              9,650         295,580
    Key Energy Services, Inc. (a)                                          22,940         284,685
    Nabors Industries Ltd. (a)                                              8,850         446,040
    National-Oilwell, Inc. (a)                                             17,250         636,180
    Precision Drilling Corp. (a)                                            3,120         212,784
    Weatherford International Ltd. (a)                                      7,470         405,397
                                                                                    -------------
                                                                                        2,747,712
                                                                                    -------------
  Oil & Gas (4.6%)
    Cheniere Energy, Inc. (a)                                               4,000         299,600
    EOG Resources, Inc.                                                     3,030         224,977
    KFx, Inc. (a)                                                          18,300         254,553
    McMoRan Exploration Co. (a)                                             7,360         124,384
    Range Resources Corp.                                                  15,040         333,738
    Ultra Petroleum Corp. (a)                                               4,370         225,186
    XTO Energy, Inc.                                                       15,478         555,815
                                                                                    -------------
                                                                                        2,018,253
                                                                                    -------------
Financials (5.5%)
  Capital Markets (2.6%)
    Affiliated Managers Group, Inc. (a)                                    10,050         637,271
    E*TRADE Financial Corp. (a)                                            29,460         405,075
    optionsXpress Holdings, Inc. (a)                                        3,700          75,036
                                                                                    -------------
                                                                                        1,117,382
                                                                                    -------------
  Commercial Banks (0.3%)
    Umpqua Holdings Corp.                                                   4,830         117,272
                                                                                    -------------
  Consumer Finance (0.2%)
    First Marblehead Corp. (a)                                              1,651         106,209
                                                                                    -------------
  Insurance (1.5%)
    Allmerica Financial Corp. (a)                                           8,420         274,913
    Ambac Financial Group, Inc.                                             5,180         398,238
                                                                                    -------------
                                                                                          673,151
                                                                                    -------------
  Thrifts & Mortgage Finance (0.9%)
    Commercial Capital Bancorp, Inc.                                       20,610         409,933
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
Health Care (15.5%)
  Biotechnology (3.4%)
    Alexion Pharmaceuticals, Inc. (a)                                       4,260   $     105,393
    Amylin Pharmaceuticals, Inc. (a)                                       35,210         789,056
    Digene Corp. (a)                                                       12,040         308,344
    Eyetech Pharmaceuticals, Inc. (a)                                       3,170         116,846
    Onyx Pharmaceuticals, Inc. (a)                                          5,570         161,753
                                                                                    -------------
                                                                                        1,481,392
                                                                                    -------------
  Health Care Equipment & Supplies (2.2%)
    Kinetic Concepts, Inc. (a)                                              6,520         423,800
    ResMed, Inc. (a)                                                        6,840         350,892
    Varian Medical Systems, Inc. (a)                                        4,750         179,218
                                                                                    -------------
                                                                                          953,910
                                                                                    -------------
  Health Care Providers & Services (5.0%)
    Accredo Health, Inc. (a)                                               10,040         298,991
    Caremark Rx, Inc. (a)                                                   4,810         188,071
    Community Health Systems, Inc. (a)                                      6,260         181,415
    DaVita, Inc. (a)                                                       15,967         669,975
    HealthExtras, Inc. (a)                                                 22,400         345,632
    Renal Care Group, Inc. (a)                                             13,750         524,700
                                                                                    -------------
                                                                                        2,208,784
                                                                                    -------------
  Pharmaceuticals (4.9%)
    Endo Pharmaceuticals Holdings, Inc. (a)                                13,830         290,568
    First Horizon Pharmaceutical Corp. (a)                                  5,790         103,525
    IVAX Corp. (a)                                                         21,795         327,579
    Medicis Pharmaceutical Corp., Class A                                  22,610         816,221
    Nektar Therapeutics (a)                                                 9,230         155,525
    Salix Pharmaceuticals Ltd. (a)                                         17,090         257,205
    Teva Pharmaceutical Industries Ltd., ADR                                6,770         194,502
                                                                                    -------------
                                                                                        2,145,125
                                                                                    -------------
Industrials (12.6%)
  Aerospace & Defense (1.6%)
    United Defense Industries, Inc. (a)                                    14,120         676,772
                                                                                    -------------
  Air Freight & Logistics (1.2%)
    C.H. Robinson Worldwide, Inc.                                           2,200         113,300
    UTI Worldwide, Inc.                                                     5,800         399,504
                                                                                    -------------
                                                                                          512,804
                                                                                    -------------
  Commercial Services & Supplies (2.9%)
    ChoicePoint, Inc. (a)                                                   6,986         321,356
    Education Management Corp. (a)                                         15,500         495,070
    Manpower, Inc.                                                          9,400         457,310
                                                                                    -------------
                                                                                        1,273,736
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Construction & Engineering (1.2%)
    Dycom Industries, Inc. (a)                                             12,270   $     333,376
    Jacobs Engineering Group, Inc. (a)                                      3,870         196,557
                                                                                    -------------
                                                                                          529,933
                                                                                    -------------
  Electrical Equipment (0.2%)
    Roper Industries, Inc.                                                  1,810         105,089
                                                                                    -------------
  Machinery (5.5%)
    Bucyrus International, Inc., Class A                                    2,660          97,622
    Cuno, Inc. (a)                                                          1,860         106,820
    Donaldson Co., Inc.                                                    26,010         810,992
    IDEX Corp.                                                              8,830         340,396
    Joy Global, Inc.                                                       13,770         384,596
    Kennametal, Inc.                                                       10,740         525,616
    Wabtec Corp.                                                            7,980         148,747
                                                                                    -------------
                                                                                        2,414,789
                                                                                    -------------
Information Technology (22.4%)
  Communications Equipment (4.5%)
    Avocent Corp. (a)                                                       5,400         197,154
    Comverse Technology, Inc. (a)                                          17,070         381,514
    F5 Networks, Inc. (a)                                                   9,500         455,430
    Polycom, Inc. (a)                                                      16,450         284,256
    SiRF Technology Holdings, Inc. (a)                                     33,880         357,434
    Tellabs, Inc. (a)                                                      42,230         300,678
                                                                                    -------------
                                                                                        1,976,466
                                                                                    -------------
  Computers & Peripherals (1.2%)
    Overland Storage, Inc. (a)                                              6,330          93,178
    SanDisk Corp. (a)                                                      17,760         438,672
                                                                                    -------------
                                                                                          531,850
                                                                                    -------------
  Electronic Equipment & Instruments (0.5%)
    Symbol Technologies, Inc.                                              12,050         220,515
                                                                                    -------------
  Internet Software & Services (1.2%)
    Ask Jeeves, Inc. (a)                                                    9,300         263,748
    Digital River, Inc. (a)                                                 3,400         132,974
    SupportSoft, Inc. (a)                                                  18,770         115,060
                                                                                    -------------
                                                                                          511,782
                                                                                    -------------
  IT Services (1.5%)
    Anteon International Corp. (a)                                          2,710          93,007
    CACI International, Inc., Class A (a)                                   3,710         193,477
    DST Systems, Inc. (a)                                                   3,140         152,227
    Global Payments, Inc.                                                   3,780         216,556
                                                                                    -------------
                                                                                          655,267
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (4.6%)
    Altera Corp. (a)                                                        8,980   $     172,416
    Broadcom Corp., Class A (a)                                             6,340         201,802
    Marvell Technology Group Ltd. (a)                                      15,520         519,144
    Microchip Technology, Inc.                                             11,640         303,222
    National Semiconductor Corp.                                           12,990         219,921
    NVIDIA Corp. (a)                                                        8,240         188,861
    Silicon Laboratories, Inc. (a)                                         12,750         434,775
                                                                                    -------------
                                                                                        2,040,141
                                                                                    -------------
  Software (8.9%)
    Altiris, Inc. (a)                                                       8,960         291,290
    Amdocs Ltd. (a)                                                        15,420         458,745
    Autodesk, Inc.                                                          6,850         201,184
    BMC Software, Inc. (a)                                                 11,640         195,901
    Business Objects SA, ADR (a)                                            7,520         183,413
    Epicor Software Corp. (a)                                              21,220         286,258
    Hyperion Solutions Corp. (a)                                            4,250         204,170
    Jack Henry & Associates, Inc.                                           8,280         172,141
    Macromedia, Inc. (a)                                                   15,960         546,470
    Mercury Interactive Corp. (a)                                           6,570         287,569
    Parametric Technology Corp. (a)                                        41,620         237,234
    Serena Software, Inc. (a)                                              10,070         216,505
    Siebel Systems, Inc. (a)                                               22,420         195,278
    TIBCO Software, Inc. (a)                                               11,840         130,122
    VERITAS Software Corp. (a)                                             10,690         274,947
                                                                                    -------------
                                                                                        3,881,227
                                                                                    -------------
Materials (8.2%)
  Chemicals (3.8%)
    Airgas, Inc.                                                           13,490         317,285
    OM Group, Inc. (a)                                                     12,660         410,437
    Potash Corp. of Saskatchewan, Inc.                                     11,250         909,000
                                                                                    -------------
                                                                                        1,636,722
                                                                                    -------------
  Metals & Mining (4.4%)
    Allegheny Technologies, Inc.                                            5,340         128,160
    Arch Coal, Inc.                                                        10,420         380,851
    Century Aluminum Co. (a)                                                5,010         124,849
    CONSOL Energy, Inc.                                                     3,170         133,742
    Freeport-McMoRan Copper & Gold, Inc., Class B                           7,610         280,124
    Inco Ltd. (a)                                                          14,130         465,018
    Peabody Energy Corp.                                                    5,050         427,988
                                                                                    -------------
                                                                                        1,940,732
                                                                                    -------------
Telecommunication Services (2.1%)
  Wireless Telecommunication Services (2.1%)
    Crown Castle International Corp. (a)                                    8,600         141,040
    Nextel Partners, Inc., Class A (a)                                     28,910         575,020

                 See Accompanying Notes to Financial Statements.

                                                                       SHARES           VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Wireless Telecommunication Services (continued)
    VimpelCom, ADR (a)                                                      5,990   $     216,838
                                                                                    -------------
                                                                                          932,898
                                                                                    -------------
    Total Common Stocks
      (Cost of $38,477,184)                                                            43,418,109
                                                                                    -------------

                                                                        PAR
                                                                    -------------
Short-Term Obligation (1.3%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 01/31/05, due 02/01/05 at 2.350%,
      collateralized by a U.S. Treasury Bond maturing 08/15/13,
      market value of $587,950 (repurchase proceeds $575,038)       $     575,000         575,000
                                                                                    -------------

    Total Short-Term Obligation
     (Cost of $575,000)                                                                   575,000
                                                                                    -------------
    Total Investments (100.5%)
      (Cost of $39,052,184) (b)                                                        43,993,109

    Other Assets & Liabilities, Net (- 0.5%)                                             (233,289)
                                                                                    -------------

    Net Assets (100.0%)                                                             $  43,759,820
                                                                                    =============

  Notes to Investment Portfolio:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $39,052,184.

    At January 31, 2005, the Fund held investments in the following sectors:

                                                                       % OF
    SECTOR                                                          NET ASSETS
    ------                                                          ----------
    Information Technology                                                22.4%
    Consumer Discretionary                                                19.5
    Health Care                                                           15.5
    Industrials                                                           12.6
    Energy                                                                10.9
    Materials                                                              8.2
    Financials                                                             5.5
    Consumer Staples                                                       2.5
    Telecommunication Services                                             2.1
    Short-Term Obligation                                                  1.3
    Other Assets & Liabilities, Net                                       (0.5)
                                                                    ----------
                                                                         100.0%
                                                                    ==========

     ACRONYM                     NAME
 ----------------    -----------------------------
      ADR             American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                        SHARES          VALUE
                                                                    -------------   -------------
Common Stocks (95.2%)
Consumer Discretionary (11.9%)
  Auto Components (1.5%)
    Continental AG                                                         14,100   $     979,376
    Denso Corp.                                                            47,500       1,233,647
                                                                                    -------------
                                                                                        2,213,023
                                                                                    -------------
  Automobiles (2.3%)
    Nissan Motor Co., Ltd.                                                 58,400         617,408
    Renault SA                                                             17,870       1,461,514
    Toyota Motor Corp.                                                     35,600       1,385,160
                                                                                    -------------
                                                                                        3,464,082
                                                                                    -------------
  Hotels, Restaurants & Leisure (0.8%)
    Carnival Corp.                                                         20,300       1,169,280
                                                                                    -------------
  Household Durables (2.7%)
    Koninklijke (Royal) Philips Electronics NV                             24,500         641,074
    Matsushita Electric Industrial Co., Ltd.                              107,000       1,587,825
    Pioneer Corp.                                                          37,200         688,151
    Sekisui Chemical Co., Ltd.                                             60,000         469,225
    Sharp Corp.                                                            44,000         674,178
                                                                                    -------------
                                                                                        4,060,453
                                                                                    -------------
  Leisure Equipment & Products (0.9%)
    Fuji Photo Film Co., Ltd.                                              39,000       1,400,724
                                                                                    -------------
  Media (2.7%)
    JC Decaux SA (a)                                                       28,400         759,792
    Mediaset S.p.A                                                         32,900         458,759
    News Corp., Class B                                                    53,400         938,772
    Pearson PLC                                                           106,220       1,231,879
    Vivendi Universal SA (a)                                               20,900         661,648
                                                                                    -------------
                                                                                        4,050,850
                                                                                    -------------
  Textiles, Apparel & Luxury Goods (1.0%)
    Burberry Group PLC                                                    130,186         980,405
    Swatch Group AG, Registered Shares                                     19,900         560,174
                                                                                    -------------
                                                                                        1,540,579
                                                                                    -------------
Consumer Staples (8.8%)
  Beverages (1.9%)
    Diageo PLC                                                            109,810       1,495,759
    SABMiller PLC                                                          85,089       1,303,203
                                                                                    -------------
                                                                                        2,798,962
                                                                                    -------------
  Food & Staples Retailing (1.1%)
    Ito-Yokado Co., Ltd.                                                   22,000         881,487
    Metro AG                                                               13,772         720,005
                                                                                    -------------
                                                                                        1,601,492
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES          VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Food Products (2.9%)
    Nestle SA, Registered Shares                                           10,062   $   2,641,878
    Unilever PLC                                                          190,320       1,805,910
                                                                                    -------------
                                                                                        4,447,788
                                                                                    -------------
  Household Products (1.8%)
    Kao Corp.                                                              29,000         674,777
    Reckitt Benckiser PLC                                                  67,968       2,017,982
                                                                                    -------------
                                                                                        2,692,759
                                                                                    -------------
  Tobacco (1.1%)
    Imperial Tobacco Group PLC                                             49,596       1,299,772
    Japan Tobacco, Inc.                                                        37         392,952
                                                                                    -------------
                                                                                        1,692,724
                                                                                    -------------
Energy (8.1%)
  Energy Equipment & Services (0.7%)
    Saipem S.p.A                                                           50,400         637,695
    Stolt Offshore SA (a)                                                  56,200         393,211
                                                                                    -------------
                                                                                        1,030,906
                                                                                    -------------
  Oil & Gas (7.4%)
    BG Group PLC                                                          120,001         817,287
    BP PLC, ADR                                                            44,380       2,645,936
    EnCana Corp.                                                           31,000       1,835,554
    ENI S.p.A                                                             112,530       2,736,056
    Norsk Hydro ASA                                                        10,120         769,318
    Shell Transport & Trading Co., PLC                                     82,700         721,666
    Total SA                                                                8,030       1,723,028
                                                                                    -------------
                                                                                       11,248,845
                                                                                    -------------
Financials (24.0%)
  Capital Markets (1.5%)
    Deutsche Bank AG, Registered Shares                                    19,629       1,670,665
    Nomura Holdings, Inc.                                                  50,000         657,012
                                                                                    -------------
                                                                                        2,327,677
                                                                                    -------------
  Commercial Banks (14.9%)
    ABN AMRO Holding NV                                                    36,881         998,713
    Anglo Irish Bank Corp., PLC                                            31,760         773,870
    Banco Bilbao Vizcaya Argentaria SA                                     54,900         925,221
    Banco de Sabadell SA                                                   23,615         603,131
    Banco Popolare di Verona E Novara                                      52,800       1,014,489
    Banco Popular Espanol SA                                               15,560       1,033,090
    Bank of Ireland                                                        78,809       1,254,141
    Bank of Yokohama Ltd.                                                  86,000         542,197
    Barclays PLC                                                          182,890       2,003,983
    BNP Paribas SA                                                         23,037       1,663,238
    DBS Group Holdings Ltd.                                                63,000         608,156
    DNB NOR ASA                                                            99,000         906,693

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES          VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Commercial Banks (continued)
    HSBC Holdings PLC                                                     149,500   $   2,472,659
    Mitsubishi Tokyo Financial Group, Inc.                                    124       1,169,665
    Mizuho Financial Group, Inc.                                              193         929,829
    National Bank of Greece SA                                             23,687         800,241
    Royal Bank of Scotland Group PLC                                       64,460       2,137,129
    Skandinaviska Enskilda Banken AB, Class A                              33,800         602,957
    Sumitomo Mitsui Financial Group, Inc.                                     118         827,111
    UniCredito Italiano S.p.A                                             121,100         666,603
    United Overseas Bank Ltd.                                              63,000         535,024
                                                                                    -------------
                                                                                       22,468,140
                                                                                    -------------
  Consumer Finance (0.4%)
    Credit Saison Co., Ltd.                                                20,300         689,896
                                                                                    -------------
  Diversified Financial Services (0.7%)
    ING Groep NV                                                           36,850       1,061,323
                                                                                    -------------
  Insurance (4.9%)
    Aegon NV                                                              119,688       1,623,659
    Allianz AG, Registered Shares                                          11,732       1,391,828
    Axa                                                                    44,000       1,068,669
    Irish Life & Permanent PLC                                             48,600         883,894
    Mitsui Sumitomo Insurance Co., Ltd.                                    82,000         719,652
    Riunione Adriatica di Sicurta S.p.A                                    34,242         774,496
    T&D Holdings, Inc. (a)                                                  6,600         309,688
    Zurich Financial Services AG (a)                                        3,622         602,600
                                                                                    -------------
                                                                                        7,374,486
                                                                                    -------------
  Real Estate (1.6%)
    City Developments Ltd.                                                 73,000         305,514
    Sumitomo Realty & Development Co., Ltd.                                74,000       1,034,535
    Sun Hung Kai Properties Ltd.                                           65,000         604,182
    Swire Pacific Ltd., Class A                                            53,000         416,197
                                                                                    -------------
                                                                                        2,360,428
                                                                                    -------------
Health Care (8.6%)
  Health Care Equipment & Supplies (1.6%)
    GN Store Nord A/S                                                      41,000         441,988
    Smith & Nephew PLC                                                     84,800         828,599
    Synthes, Inc. (a)                                                       6,500         745,014
    Terumo Corp.                                                           12,500         361,453
                                                                                    -------------
                                                                                        2,377,054
                                                                                    -------------
  Pharmaceuticals (7.0%)
    AstraZeneca PLC                                                        29,200       1,093,999
    GlaxoSmithKline PLC                                                   113,400       2,508,604
    Novartis AG, Registered Shares                                         31,670       1,519,137
    Sanofi-Aventis                                                         18,210       1,359,866
    Schering AG                                                            16,600       1,123,793

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES          VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Pharmaceuticals (continued)
    Shire Pharmaceuticals Group PLC                                        52,700   $     614,657
    Takeda Pharmaceutical Co., Ltd.                                        29,000       1,377,553
    Teva Pharmaceutical Industries Ltd., ADR                               32,500         933,725
                                                                                    -------------
                                                                                       10,531,334
                                                                                    -------------
Industrials (11.9%)
  Aerospace & Defense (0.1%)
    Singapore Technologies Engineering Ltd.                               147,000         215,549
                                                                                    -------------
  Building Products (0.9%)
    Nippon Sheet Glass Co., Ltd.                                          111,000         480,116
    Wienerberger AG                                                        20,266         935,798
                                                                                    -------------
                                                                                        1,415,914
                                                                                    -------------
  Commercial Services & Supplies (0.8%)
    Randstad Holding NV                                                    30,300       1,185,700
                                                                                    -------------
  Construction & Engineering (1.9%)
    Obayashi Corp.                                                         73,000         467,285
    Shimizu Corp.                                                         128,000         635,211
    Vinci SA                                                               11,778       1,689,954
                                                                                    -------------
                                                                                        2,792,450
                                                                                    -------------
  Electrical Equipment (0.5%)
    Mitsubishi Electric Corp.                                             141,000         694,280
                                                                                    -------------
  Industrial Conglomerates (1.8%)
    Hutchison Whampoa Ltd.                                                 97,000         882,971
    Siemens AG, Registered Shares                                          10,945         868,592
    Smiths Group PLC                                                       58,425         925,623
                                                                                    -------------
                                                                                        2,677,186
                                                                                    -------------
  Machinery (2.8%)
    Atlas Copco AB, Class B                                                43,300       1,867,476
    Heidelberger Druckmaschinen AG (a)                                     23,900         811,489
    Komatsu Ltd.                                                           65,000         482,597
    Volvo AB, Class B                                                      26,200       1,064,278
                                                                                    -------------
                                                                                        4,225,840
                                                                                    -------------
  Marine (0.3%)
    Kawasaki Kisen Kaisha Ltd.                                             78,000         529,413
                                                                                    -------------
  Road & Rail (1.7%)
    Canadian National Railway Co.                                          24,145       1,436,286
    ComfortDelGro Corp., Ltd.                                             594,000         544,371
    East Japan Railway Co.                                                    121         653,044
                                                                                    -------------
                                                                                        2,633,701
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES          VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Trading Companies & Distributors (0.8%)
    Mitsubishi Corp.                                                      103,000   $   1,209,249
                                                                                    -------------
  Transportation Infrastructure (0.3%)
    BAA PLC                                                                34,040         399,904
                                                                                    -------------
Information Technology (6.1%)
  Communications Equipment (1.6%)
    Nokia Oyj                                                              61,800         947,190
    Tandberg ASA                                                           77,300         838,606
    Telefonaktiebolaget LM Ericsson, ADR (a)                               20,500         601,265
                                                                                    -------------
                                                                                        2,387,061
                                                                                    -------------
  Computers & Peripherals (0.4%)
    Toshiba Corp.                                                         164,000         663,442
                                                                                    -------------
  Electronic Equipment & Instruments (0.9%)
    Hoya Corp.                                                              4,200         432,672
    TDK Corp.                                                              12,700         882,839
                                                                                    -------------
                                                                                        1,315,511
                                                                                    -------------
  Internet Software & Services (0.2%)
    NIWS Co., Ltd.                                                            125         356,022
                                                                                    -------------
  Office Electronics (0.7%)
    Canon, Inc.                                                            20,500       1,068,791
                                                                                    -------------
  Semiconductors & Semiconductor Equipment (1.7%)
    Marvell Technology Group Ltd. (a)                                      19,900         665,655
    Samsung Electronics Co., Ltd.                                           2,920       1,406,715
    STMicroelectronics NV, N.Y. Registered Shares                          32,500         543,725
                                                                                    -------------
                                                                                        2,616,095
                                                                                    -------------
  Software (0.6%)
    Sage Group PLC                                                        224,300         834,022
                                                                                    -------------
Materials (5.6%)
  Chemicals (4.2%)
    BASF AG                                                                12,670         865,836
    Novozymes A/S, Class B                                                  8,650         413,934
    Shin-Etsu Chemical Co., Ltd.                                           26,400       1,045,040
    Solvay SA, Class A                                                      3,600         386,233
    Sumitomo Chemical Co., Ltd.                                           244,000       1,262,699
    Syngenta AG (a)                                                        18,230       1,962,145
    Teijin Ltd.                                                           103,000         426,618
                                                                                    -------------
                                                                                        6,362,505
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES          VALUE
                                                                    -------------   -------------
Common Stocks (continued)
  Construction Materials (0.9%)
    Cemex SA de CV, ADR                                                    38,000   $   1,424,240
                                                                                    -------------
  Paper & Forest Products (0.5%)
    UPM-Kymmene Oyj                                                        32,700         692,699
                                                                                    -------------
Telecommunication Services (5.8%)
  Diversified Telecommunication Services (3.7%)
    Belgacom SA (a)                                                        23,300         963,139
    Deutsche Telekom AG, Registered Shares (a)                             49,709       1,075,054
    France Telecom SA                                                      42,320       1,328,717
    Nippon Telegraph & Telephone Corp.                                        108         455,670
    Royal Koninklijke KPN NV                                               68,294         656,540
    Telecom Italia S.p.A                                                  256,604       1,017,531
                                                                                    -------------
                                                                                        5,496,651
                                                                                    -------------
  Wireless Telecommunication Services (2.1%)
    NTT DoCoMo, Inc.                                                          267         464,012
    Vodafone Group PLC                                                  1,057,250       2,726,964
                                                                                    -------------
                                                                                        3,190,976
                                                                                    -------------
Utilities (4.4%)
  Electric Utilities (2.3%)
    E.ON AG                                                                10,198         914,132
    Enel S.p.A                                                             79,531         747,967
    Fortum Oyj                                                             53,200         950,699
    Tokyo Electric Power Co., Inc.                                         38,400         915,742
                                                                                    -------------
                                                                                        3,528,540
                                                                                    -------------
  Gas Utilities (0.5%)
    Tokyo Gas Co., Ltd.                                                   176,000         727,280
                                                                                    -------------
  Multi-Utilities & Unregulated Power (1.6%)
    National Grid Transco PLC                                             128,400       1,247,983
    Veolia Environnement                                                   31,500       1,126,650
                                                                                    -------------
                                                                                        2,374,633
                                                                                    -------------
    Total Common Stocks
     (Cost of $124,708,762)                                                           143,620,459
                                                                                    -------------
Preferred Stock (0.8%)
Consumer Discretionary (0.8%)
  Automobiles (0.8%)
    Porsche AG                                                              1,713       1,116,816
                                                                                    -------------
    Total Preferred Stock
     (Cost of $1,093,487)                                                               1,116,816
                                                                                    -------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR            VALUE
                                                                    -------------   -------------
Short-Term Obligation (4.0%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 01/31/05, due 02/01/05 at 2.350%,
      collateralized by a U.S. Treasury Bond maturing 05/15/13,
      market value of $6,200,200 (repurchase proceeds $6,073,396)   $   6,073,000   $   6,073,000
                                                                                    -------------

    Total Short-Term Obligation
     (Cost of $6,073,000)                                                               6,073,000
                                                                                    -------------

    Total Investments (100.0%)
     (Cost of $131,875,249) (b)                                                       150,810,275

    Other Assets & Liabilities, Net (0.0%)                                                  5,627
                                                                                    -------------

    Net Assets (100.0%)                                                             $ 150,815,902
                                                                                    =============

  Notes to Investment Portfolio:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $131,875,249.

                 See Accompanying Notes to Financial Statements.

    The Fund was invested in the following countries at January 31, 2005:

    SUMMARY OF SECURITIES                                                            % OF TOTAL
    BY COUNTRY                                                          VALUE        INVESTMENTS
    --------------------------------                                -------------   -------------
    Japan                                                           $  32,476,145            21.5%
    United Kingdom                                                     32,113,926            21.3
    France                                                             12,843,075             8.5
    Germany                                                            11,537,588             7.7
    United States*                                                      8,422,440             5.6
    Italy                                                               8,053,597             5.3
    Switzerland                                                         7,285,934             4.8
    Netherlands                                                         6,710,732             4.5
    Sweden                                                              4,135,976             2.7
    Canada                                                              3,271,840             2.2
    Ireland                                                             2,911,906             1.9
    Finland                                                             2,590,588             1.7
    Spain                                                               2,561,442             1.7
    Norway                                                              2,514,617             1.7
    Singapore                                                           2,208,615             1.5
    Hong Kong                                                           1,903,350             1.3
    Mexico                                                              1,424,240             0.9
    South Korea                                                         1,406,715             0.9
    Belgium                                                             1,349,372             0.9
    Panama                                                              1,169,280             0.8
    Austria                                                               935,798             0.6
    Israel                                                                933,725             0.6
    Denmark                                                               855,922             0.6
    Greece                                                                800,241             0.5
    Luxembourg                                                            393,211             0.3
                                                                    -------------   -------------
                                                                    $ 150,810,275           100.0%
                                                                    =============   =============

    * Includes short-term obligation.

    Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

    At January 31, 2005, the Fund held investments in the following sectors:

                                                                                         % OF
    SECTOR                                                                            NET ASSETS
    ------                                                                           ------------
    Financials                                                                               24.0%
    Consumer Discretionary                                                                   12.7
    Industrials                                                                              11.9
    Consumer Staples                                                                          8.8
    Health Care                                                                               8.6
    Energy                                                                                    8.1
    Information Technology                                                                    6.1
    Telecommunication Services                                                                5.8
    Materials                                                                                 5.6
    Utilities                                                                                 4.4
    Short-Term Obligation                                                                     4.0
    Other Assets & Liabilities, Net                                                           0.0
                                                                                     ------------
                                                                                            100.0%
                                                                                     ============

     ACRONYM                   NAME
-----------------  -----------------------------
       ADR          American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                     This page is intentionally left blank.

                      STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2005 (Unaudited)

                                                                     CMG ENHANCED           CMG               CMG
                                                                      S&P 500(R)         LARGE CAP         LARGE CAP
                                                                      INDEX FUND        GROWTH FUND       VALUE FUND
                                                                    ---------------   ---------------   ---------------
ASSETS:
  Investments, at identified cost                                   $    91,796,587   $    32,775,935   $    38,762,197
                                                                    ---------------   ---------------   ---------------
  Investments, at value                                             $   101,441,234   $    36,546,273   $    44,387,435
  Cash                                                                       99,110               765               409
  Cash denominated in foreign currency (cost of $0, $0, $0,
   $38, $0, $0, $0, $83 and $56,688, respectively)                                -                 -                 -
  Receivable for:
   Investments sold                                                               -         1,028,242             2,272
   Capital stock sold                                                             -                 -                 -
   Interest                                                                       -                63                33
   Dividends and foreign tax reclaims                                        97,213            15,934            62,021
  Expense reimbursement due from Investment Advisor                          10,217             2,738             2,640
  Deferred Trustees' compensation plan                                        1,119               997             1,018
  Other assets                                                                2,720             3,056             3,006
                                                                    ---------------   ---------------   ---------------
  Total assets                                                          101,651,613        37,598,068        44,458,834
                                                                    ---------------   ---------------   ---------------
LIABILITIES:
Payable to custodian bank                                                         -                 -                 -
Payable for:
   Investments purchased                                                          -           630,168                 -
   Fund shares repurchased                                                        -                 -                 -
   Investment advisory fee                                                   21,647            17,317            20,291
   Trustees' fees                                                             4,885             1,152             2,521
   Audit fee                                                                  8,707            14,734            13,034
  Deferred Trustees' fees                                                     1,119               997             1,018
                                                                    ---------------   ---------------   ---------------
  Total liabilities                                                          36,358           664,368            36,864
                                                                    ---------------   ---------------   ---------------
NET ASSETS                                                          $   101,615,255   $    36,933,700   $    44,421,970
                                                                    ===============   ===============   ===============
NET ASSETS consist of:
  Paid-in capital                                                   $    90,925,659   $    33,648,422   $    37,799,217
  Undistributed (overdistributed) net investment income                      85,488              (704)           57,836
  Accumulated net investment loss                                                 -                 -                 -
  Accumulated net realized gain (loss)                                      959,461          (484,356)          939,679
  Net unrealized appreciation (depreciation) on:
   Investments                                                            9,644,647         3,770,338         5,625,238
   Foreign currency translations                                                  -                 -                 -
                                                                    ---------------   ---------------   ---------------
  NET ASSETS                                                        $   101,615,255   $    36,933,700   $    44,421,970
                                                                    ===============   ===============   ===============
  Shares of capital stock outstanding                                     7,948,829         3,314,093         3,729,836
                                                                    ===============   ===============   ===============
  Net asset value, offering and redemption price per share          $         12.78   $         11.14   $         11.91
                                                                    ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements.

                                                                          CMG               CMG               CMG
                                                                        MID CAP           MID CAP          SMALL CAP
                                                                      GROWTH FUND       VALUE FUND        GROWTH FUND
                                                                    ---------------   ---------------   ---------------
ASSETS:
  Investments, at identified cost                                   $    16,346,145   $    19,852,152   $    33,827,098
                                                                    ---------------   ---------------   ---------------
  Investments, at value                                             $    19,408,810   $    23,245,845   $    37,264,723
  Cash                                                                            -               291             7,280
  Cash denominated in foreign currency (cost of $0, $0, $0,
   $38, $0, $0, $0, $83 and $56,688, respectively)                               38                 -                 -
  Receivable for:
   Investments sold                                                         626,440           116,466           121,225
   Capital stock sold                                                             -                 -                 -
   Interest                                                                       -                59                34
   Dividends and foreign tax reclaims                                         4,848            14,811             1,872
  Expense reimbursement due from Investment Advisor                          10,295            13,102            13,610
  Deferred Trustees' compensation plan                                          988               963             1,053
  Other assets                                                                2,782             3,250             3,055
                                                                    ---------------   ---------------   ---------------
  Total assets                                                           20,054,201        23,394,787        37,412,852
                                                                    ---------------   ---------------   ---------------
LIABILITIES:
Payable to custodian bank                                                   284,675                 -                 -
Payable for:
   Investments purchased                                                    234,803           270,585           231,943
   Fund shares repurchased                                                        -                 -            56,000
   Investment advisory fee                                                   12,338            13,852            25,287
   Trustees' fees                                                             1,778               895             1,721
   Audit fee                                                                  9,408             7,708             9,708
  Deferred Trustees' fees                                                       988               963             1,053
                                                                    ---------------   ---------------   ---------------
  Total liabilities                                                         543,990           294,003           325,712
                                                                    ---------------   ---------------   ---------------
NET ASSETS                                                          $    19,510,211   $    23,100,784   $    37,087,140
                                                                    ===============   ===============   ===============
NET ASSETS consist of:
  Paid-in capital                                                   $    17,451,944   $    19,415,301   $    33,159,586
  Undistributed (overdistributed) net investment income                           -            (9,204)                -
  Accumulated net investment loss                                           (29,352)                -          (121,287)
  Accumulated net realized gain (loss)                                     (975,046)          300,994           611,216
  Net unrealized appreciation (depreciation) on:
   Investments                                                            3,062,665         3,393,693         3,437,625
   Foreign currency translations                                                  -                 -                 -
                                                                    ---------------   ---------------   ---------------
  NET ASSETS                                                        $    19,510,211   $    23,100,784   $    37,087,140
                                                                    ===============   ===============   ===============
  Shares of capital stock outstanding                                     1,519,482         1,686,327         2,962,863
                                                                    ===============   ===============   ===============
  Net asset value, offering and redemption price per share          $         12.84   $         13.70   $         12.52
                                                                    ===============   ===============   ===============

                                                                          CMG               CMG               CMG
                                                                       SMALL CAP         SMALL/MID       INTERNATIONAL
                                                                      VALUE FUND         CAP FUND         STOCK FUND
                                                                    ---------------   ---------------   ---------------
ASSETS:
  Investments, at identified cost                                   $    33,602,972   $    39,052,184   $   131,875,249
                                                                    ---------------   ---------------   ---------------
  Investments, at value                                             $    43,909,078   $    43,993,109   $   150,810,275
  Cash                                                                          624               319               691
  Cash denominated in foreign currency (cost of $0, $0, $0,
   $38, $0, $0, $0, $83 and $56,688, respectively)                                -                83            55,967
  Receivable for:
   Investments sold                                                          44,734           132,839         2,373,276
   Capital stock sold                                                        17,000                 -                 -
   Interest                                                                      25                38               396
   Dividends and foreign tax reclaims                                        28,933             3,557           175,054
  Expense reimbursement due from Investment Advisor                          13,028             3,503             3,922
  Deferred Trustees' compensation plan                                        1,063             1,235             1,742
  Other assets                                                                3,153            15,304               250
                                                                    ---------------   ---------------   ---------------
  Total assets                                                           44,017,638        44,149,987       153,421,573
                                                                    ---------------   ---------------   ---------------
LIABILITIES:
Payable to custodian bank                                                         -                 -                 -
Payable for:
   Investments purchased                                                     43,700           341,861         2,384,827
   Fund shares repurchased                                                        -                 -           100,000
   Investment advisory fee                                                   28,937            28,426           100,255
   Trustees' fees                                                             1,990                 -               741
   Audit fee                                                                  7,708            18,645            18,106
  Deferred Trustees' fees                                                     1,063             1,235             1,742
                                                                    ---------------   ---------------   ---------------
  Total liabilities                                                          83,398           390,167         2,605,671
                                                                    ---------------   ---------------   ---------------
NET ASSETS                                                          $    43,934,240   $    43,759,820   $   150,815,902
                                                                    ===============   ===============   ===============
NET ASSETS consist of:
  Paid-in capital                                                   $    33,119,780   $    41,524,564   $   128,323,554
  Undistributed (overdistributed) net investment income                      77,052                 -           (39,676)
  Accumulated net investment loss                                                 -          (101,325)                -
  Accumulated net realized gain (loss)                                      431,302        (2,604,344)        3,598,582
  Net unrealized appreciation (depreciation) on:
   Investments                                                           10,306,106         4,940,925        18,935,026
   Foreign currency translations                                                  -                 -            (1,584)
                                                                    ---------------   ---------------   ---------------
  NET ASSETS                                                        $    43,934,240   $    43,759,820   $   150,815,902
                                                                    ===============   ===============   ===============
  Shares of capital stock outstanding                                     2,971,889         4,294,836        11,318,053
                                                                    ===============   ===============   ===============
  Net asset value, offering and redemption price per share          $         14.78   $         10.19   $         13.33
                                                                    ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2005 (Unaudited)

                                                                     CMG ENHANCED           CMG               CMG
                                                                      S&P 500(R)         LARGE CAP         LARGE CAP
                                                                      INDEX FUND        GROWTH FUND       VALUE FUND
                                                                    ---------------   ---------------   ---------------
NET INVESTMENT INCOME:
   Income:
    Dividends                                                       $     1,260,076   $       377,959   $       599,005
    Interest                                                                  4,893            13,306             4,291
    Foreign taxes withheld                                                        -            (1,870)           (2,073)
                                                                    ---------------   ---------------   ---------------
      Total income                                                        1,264,969           389,395           601,223
                                                                    ---------------   ---------------   ---------------
   Expenses:
    Investment advisory fee                                                 131,181           105,729           125,056
    Trustees' fees                                                            8,035             4,844             6,283
    Audit fee                                                                12,565             4,315             4,315
    Trustee legal counsel fees                                                1,121               359               486
    Non-recurring costs (See Note 9)                                            805               320               378
                                                                    ---------------   ---------------   ---------------
      Total expenses                                                        153,707           115,567           136,518
    Expense reimbursement from Investment Advisor                           (21,721)           (9,518)          (11,084)
    Non-recurring costs assumed by Investment Advisor
     (See Note 9)                                                              (805)             (320)             (378)
                                                                    ---------------   ---------------   ---------------
      Net expenses                                                          131,181           105,729           125,056
                                                                    ---------------   ---------------   ---------------
   Net investment income (loss)                                           1,133,788           283,666           476,167
                                                                    ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
    Investments                                                           1,308,001           514,032         1,038,855
    Foreign currency transactions                                                 -                 -                 -
    Foreign capital gains tax                                                     -                 -                 -
                                                                    ---------------   ---------------   ---------------
      Net realized gain                                                   1,308,001           514,032         1,038,855
                                                                    ---------------   ---------------   ---------------
   Net change in unrealized appreciation (depreciation) on:
    Investments                                                           6,923,908         3,008,768         2,973,432
    Foreign currency translations                                                 -                 -                 -
    Foreign capital gains tax                                                     -                 -                 -
                                                                    ---------------   ---------------   ---------------
      Net change in unrealized appreciation (depreciation)                6,923,908         3,008,768         2,973,432
                                                                    ---------------   ---------------   ---------------
   Net gain                                                               8,231,909         3,522,800         4,012,287
                                                                    ---------------   ---------------   ---------------
   NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                      $     9,365,697   $     3,806,466   $     4,488,454
                                                                    ---------------   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

                                                                          CMG               CMG               CMG
                                                                        MID CAP           MID CAP          SMALL CAP
                                                                      GROWTH FUND       VALUE FUND        GROWTH FUND
                                                                    ---------------   ---------------   ---------------
NET INVESTMENT INCOME:
   Income:
    Dividends                                                       $        38,625   $       156,836   $        29,084
    Interest                                                                  5,152             4,568             6,438
    Foreign taxes withheld                                                        -                 -              (110)
                                                                    ---------------   ---------------   ---------------
      Total income                                                           43,777           161,404            35,412
                                                                    ---------------   ---------------   ---------------
   Expenses:
    Investment advisory fee                                                  70,738            80,675           156,189
    Trustees' fees                                                            5,210             4,356             5,362
    Audit fee                                                                13,665            13,665            15,666
    Trustee legal counsel fees                                                    -               105               273
    Non-recurring costs (See Note 9)                                            156               177               297
                                                                    ---------------   ---------------   ---------------
      Total expenses                                                         89,769            98,978           177,787
    Expense reimbursement from Investment Advisor                           (18,875)          (18,126)          (21,301)
    Non-recurring costs assumed by Investment Advisor
     (See Note 9)                                                              (156)             (177)             (297)
                                                                    ---------------   ---------------   ---------------
      Net expenses                                                           70,738            80,675           156,189
                                                                    ---------------   ---------------   ---------------
   Net investment income (loss)                                             (26,961)           80,729          (120,777)
                                                                    ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
    Investments                                                             200,069           388,504           903,824
    Foreign currency transactions                                                 -                 -                 -
    Foreign capital gains tax                                                     -                 -                 -
                                                                    ---------------   ---------------   ---------------
      Net realized gain                                                     200,069           388,504           903,824
                                                                    ---------------   ---------------   ---------------
   Net change in unrealized appreciation (depreciation) on:
    Investments                                                           2,799,552         1,773,653         3,050,620
    Foreign currency translations                                                 -                 -                 -
    Foreign capital gains tax                                                     -                 -                 -
                                                                    ---------------   ---------------   ---------------
      Net change in unrealized appreciation (depreciation)                2,799,552         1,773,653         3,050,620
                                                                    ---------------   ---------------   ---------------
   Net gain                                                               2,999,621         2,162,157         3,954,444
                                                                    ---------------   ---------------   ---------------
   NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                      $     2,972,660   $     2,242,886   $     3,833,667
                                                                    ---------------   ---------------   ---------------

                                                                          CMG               CMG               CMG
                                                                       SMALL CAP         SMALL/MID       INTERNATIONAL
                                                                      VALUE FUND         CAP FUND         STOCK FUND
                                                                    ---------------   ---------------   ---------------
NET INVESTMENT INCOME:
   Income:
    Dividends                                                       $       386,774   $        59,497   $     1,218,135
    Interest                                                                  2,329            17,927            46,943
    Foreign taxes withheld                                                        -              (717)         (114,339)
                                                                    ---------------   ---------------   ---------------
      Total income                                                          389,103            76,707         1,150,739
                                                                    ---------------   ---------------   ---------------
   Expenses:
    Investment advisory fee                                                 176,256           177,435           612,519
    Trustees' fees                                                            7,241             2,815             4,293
    Audit fee                                                                13,665            15,454            17,767
    Trustee legal counsel fees                                                  637             2,525             1,220
    Non-recurring costs (See Note 9)                                            337               357             1,241
                                                                    ---------------   ---------------   ---------------
      Total expenses                                                        198,136           198,586           637,040
    Expense reimbursement from Investment Advisor                           (21,543)          (20,794)          (23,280)
    Non-recurring costs assumed by Investment Advisor
     (See Note 9)                                                              (337)             (357)           (1,241)
                                                                    ---------------   ---------------   ---------------
      Net expenses                                                          176,256           177,435           612,519
                                                                    ---------------   ---------------   ---------------
   Net investment income (loss)                                             212,847          (100,728)          538,220
                                                                    ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
    Investments                                                           1,010,662         9,100,511         8,512,140
    Foreign currency transactions                                                 -                 -          (181,941)
    Foreign capital gains tax                                                     -                 -           (78,730)
                                                                    ---------------   ---------------   ---------------
      Net realized gain                                                   1,010,662         9,100,511         8,251,469
                                                                    ---------------   ---------------   ---------------
   Net change in unrealized appreciation (depreciation) on:
    Investments                                                           4,472,278        (2,023,868)       10,893,041
    Foreign currency translations                                                 -                 -            (4,729)
    Foreign capital gains tax                                                     -                 -            53,956
                                                                    ---------------   ---------------   ---------------
      Net change in unrealized appreciation (depreciation)                4,472,278        (2,023,868)       10,942,268
                                                                    ---------------   ---------------   ---------------
   Net gain                                                               5,482,940         7,076,643        19,193,737
                                                                    ---------------   ---------------   ---------------
   NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                      $     5,695,787   $     6,975,915   $    19,731,957
                                                                    ---------------   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                              CMG ENHANCED
                                                                               S&P 500(R)
                                                                               Index Fund
                                                                    ---------------------------------
                                                                      (UNAUDITED)
                                                                      SIX MONTHS
                                                                         ENDED          YEAR ENDED
                                                                      JANUARY 31,        JULY 31,
                                                                         2005              2004
                                                                    ---------------   ---------------
Operations:
   Net investment income                                            $     1,133,788   $       885,309
   Net realized gain on investments                                       1,308,001           582,070
   Net change in unrealized appreciation (depreciation) on
    investments                                                           6,923,908         2,619,440
                                                                    ---------------   ---------------
   Net increase from operations                                           9,365,697         4,086,819

Distributions declared to shareholders:
   From net investment income                                            (1,713,416)         (232,474)
   From net realized gains                                                 (896,196)          (40,302)
                                                                    ---------------   ---------------
   Total distributions declared to shareholders                          (2,609,612)         (272,776)

Share transactions:
   Subscriptions                                                         10,305,200        94,353,306
   Distributions reinvested                                                 408,128            29,758
   Redemptions                                                          (14,101,441)       (9,084,292)
                                                                    ---------------   ---------------
   Net increase (decrease) in share transactions                         (3,388,113)       85,298,772
                                                                    ---------------   ---------------
Net increase in net assets                                                3,367,972        89,112,815

NET ASSETS:
Beginning of period                                                      98,247,283         9,134,468
                                                                    ---------------   ---------------
End of period                                                       $   101,615,255   $    98,247,283
                                                                    ===============   ===============
Undistributed net investment income, at end of period               $        85,488   $       665,116
                                                                    ===============   ===============

Change in shares:
   Subscriptions                                                            817,497         8,102,596
   Issued for distributions reinvested                                       31,274             2,509
   Redemptions                                                           (1,110,248)         (746,472)
                                                                    ---------------   ---------------
   Net increase (decrease)                                                 (261,477)        7,358,633
                                                                    ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

                                                               CMG                                  CMG
                                                            LARGE CAP                            LARGE CAP
                                                           GROWTH FUND                           VALUE FUND
                                                ---------------------------------    ---------------------------------
                                                  (UNAUDITED)                          (UNAUDITED)
                                                   SIX MONTHS                          SIX MONTHS
                                                     ENDED          PERIOD ENDED         ENDED           PERIOD ENDED
                                                  JANUARY 31,         JULY 31,         JANUARY 31,         JULY 31,
                                                      2005            2004 (a)             2005            2004 (a)
                                                ---------------   ---------------    ---------------   ---------------
Operations:
   Net investment income                        $       283,666   $        91,165    $       476,167   $       572,398
   Net realized gain (loss) on
     investments                                        514,032          (998,388)         1,038,855            43,501
   Net change in unrealized
     appreciation (depreciation)
     on investments                                   3,008,768           761,570          2,973,432         2,651,806
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease) from
     operations                                       3,806,466          (145,653)         4,488,454         3,267,705

Distributions declared to shareholders:
   From net investment income                          (349,571)          (25,964)          (908,008)          (82,818)
   From net realized gains                                    -                 -           (142,837)                -
                                                ---------------   ---------------    ---------------   ---------------
   Total distributions declared
     to shareholders                                   (349,571)          (25,964)        (1,050,845)          (82,818)

Share transactions:
   Subscriptions                                      2,240,146        45,852,862          1,972,823        49,285,154
   Distributions reinvested                              60,880             4,175            327,447            14,274
   Redemptions                                       (9,507,798)       (5,001,843)        (9,170,627)       (4,629,597)
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease) in share
     transactions                                    (7,206,772)       40,855,194         (6,870,357)       44,669,831
                                                ---------------   ---------------    ---------------   ---------------
Net increase (decrease) in net assets                (3,749,877)       40,683,577         (3,432,748)       47,854,718

NET ASSETS:
Beginning of period                                  40,683,577                 -         47,854,718                 -
                                                ---------------   ---------------    ---------------   ---------------
End of period                                   $    36,933,700   $    40,683,577    $    44,421,970   $    47,854,718
                                                ===============   ===============    ===============   ===============
Undistributed (overdistributed)
   net investment income, at end of
   period                                       $          (704)  $        65,201    $        57,836   $       489,677
                                                ===============   ===============    ===============   ===============

Change in shares:
   Subscriptions                                        210,939         4,440,392            166,452         4,742,377
   Issued for distributions reinvested                    5,350               399             27,062             1,333
   Redemptions                                         (871,225)         (471,762)          (777,940)         (429,448)
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease)                             (654,936)        3,969,029           (584,426)        4,314,262
                                                ---------------   ---------------    ---------------   ---------------

(a) The Fund commenced investment operations on September 10, 2003.

                 See Accompanying Notes to Financial Statements.

                                                               CMG                                  CMG
                                                             MID CAP                              MID CAP
                                                           GROWTH FUND                           VALUE FUND
                                                ---------------------------------    ---------------------------------
                                                  (UNAUDITED)                          (UNAUDITED)
                                                  SIX MONTHS                           SIX MONTHS
                                                     ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                                  JANUARY 31,         JULY 31,          JANUARY 31,        JULY 31,
                                                      2005              2004               2005              2004
                                                ---------------   ---------------    ---------------   ---------------
Operations:
   Net investment income (loss)                 $       (26,961)  $       (51,797)   $        80,729   $        80,641
   Net realized gain (loss) on
     investments                                        200,069        (1,172,749)           388,504            75,700
   Net change in unrealized
     appreciation (depreciation)
     on investments                                   2,799,552           146,764          1,773,653         1,512,473
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease) from
      operations                                      2,972,660        (1,077,782)         2,242,886         1,668,814

Distributions declared to shareholders:
   From net investment income                                 -                 -           (147,310)          (25,250)
   From net realized gains                                    -            (6,844)          (163,068)           (2,382)
                                                ---------------   ---------------    ---------------   ---------------
   Total distributions declared
     to shareholders                                          -            (6,844)          (310,378)          (27,632)

Share transactions:
   Subscriptions                                      1,231,292        20,789,926          1,129,206        21,123,853
   Distributions reinvested                                   -             2,911             93,631             4,042
   Redemptions                                       (3,977,255)       (2,585,860)        (2,048,760)       (3,425,821)
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease) in share
     transactions                                    (2,745,963)       18,206,977           (825,923)       17,702,074
                                                ---------------   ---------------    ---------------   ---------------
Net increase in net assets                              226,697        17,122,351          1,106,585        19,343,256

NET ASSETS:
Beginning of period                                  19,283,514         2,161,163         21,994,199         2,650,943
                                                ---------------   ---------------    ---------------   ---------------
End of period                                   $    19,510,211   $    19,283,514    $    23,100,784   $    21,994,199
                                                ===============   ===============    ===============   ===============
Undistributed (overdistributed)
   net investment income, at end of period      $             -   $             -    $        (9,204)  $        57,377
                                                ===============   ===============    ===============   ===============
Accumulated net investment loss,
   at end of period                             $       (29,352)  $        (2,391)   $             -   $             -
                                                ===============   ===============    ===============   ===============

Change in shares:
   Subscriptions                                        104,665         1,764,371             85,189         1,773,133
   Issued for distributions reinvested                        -               241              6,769               336
   Redemptions                                         (331,113)         (216,392)          (154,052)         (273,086)
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease)                             (226,448)        1,548,220            (62,094)        1,500,383
                                                ---------------   ---------------    ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

                                                               CMG                                  CMG
                                                            SMALL CAP                            SMALL CAP
                                                           GROWTH FUND                           VALUE FUND
                                                ---------------------------------    ---------------------------------
                                                  (UNAUDITED)                          (UNAUDITED)
                                                  SIX MONTHS                           SIX MONTHS
                                                     ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                                  JANUARY 31,         JULY 31,         JANUARY 31,          JULY 31,
                                                     2005               2004               2005              2004
                                                ---------------   ---------------    ---------------   ---------------
Operations:
   Net investment income (loss)                 $      (120,777)  $      (186,093)   $       212,847   $       282,800
   Net realized gain on investments                     903,824         3,236,594          1,010,662         2,739,432
   Net change in unrealized
     appreciation (depreciation)
     on investments                                   3,050,620        (1,228,396)         4,472,278         3,889,062
                                                ---------------   ---------------    ---------------   ---------------
   Net increase from operations                       3,833,667         1,822,105          5,695,787         6,911,294

Distributions declared to shareholders:
   From net investment income                                 -                 -           (284,580)         (146,373)
   From net realized gains                           (2,288,049)       (1,853,636)        (2,878,862)         (557,335)
                                                ---------------   ---------------    ---------------   ---------------
   Total distributions declared to
     shareholders                                    (2,288,049)       (1,853,636)        (3,163,442)         (703,708)

Share transactions:
   Subscriptions                                      3,492,227        20,340,250          4,175,369        22,163,080
   Distributions reinvested                           1,423,106         1,248,755          1,901,545           445,442
   Redemptions                                       (5,101,273)       (6,836,214)        (5,031,378)       (9,816,077)
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease) in share
     transactions                                      (185,940)       14,752,791          1,045,536        12,792,445
                                                ---------------   ---------------    ---------------   ---------------
Net increase in net assets                            1,359,678        14,721,260          3,577,881        19,000,031

NET ASSETS:
Beginning of period                                  35,727,462        21,006,202         40,356,359        21,356,328
                                                ---------------   ---------------    ---------------   ---------------
End of period                                   $    37,087,140   $    35,727,462    $    43,934,240   $    40,356,359
                                                ===============   ===============    ===============   ===============
Undistributed net investment
   income, at end of period                     $             -   $             -    $        77,052   $       148,785
                                                ===============   ===============    ===============   ===============
Accumulated net investment loss,
   at end of period                             $      (121,287)  $          (510)   $             -   $             -
                                                ===============   ===============    ===============   ===============

Change in shares:
   Subscriptions                                        280,698         1,583,555            287,264         1,716,774
   Issued for distributions reinvested                  108,304           100,382            124,773            33,618
   Redemptions                                         (405,629)         (526,058)          (341,291)         (740,106)
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease)                              (16,627)        1,157,879             70,746         1,010,286
                                                ---------------   ---------------    ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

                                                               CMG                                  CMG
                                                            SMALL/MID                          INTERNATIONAL
                                                             CAP FUND                            STOCK FUND
                                                ---------------------------------    ---------------------------------
                                                  (UNAUDITED)                          (UNAUDITED)
                                                  SIX MONTHS                           SIX MONTHS
                                                     ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                                  JANUARY 31,         JULY 31,         JANUARY 31,         JULY 31,
                                                      2005              2004              2005               2004
                                                ---------------   ---------------    ---------------   ---------------
Operations:
   Net investment income (loss)                 $      (100,728)  $      (369,067)   $       538,220   $     1,329,857
   Net realized gain on investments,
     foreign currency transactions
     and foreign capital gains tax                    9,100,511        12,174,435          8,251,469         7,546,165
   Net change in unrealized
     appreciation (depreciation) on
     investments, foreign currency
     translations and foreign capital
     gains tax                                       (2,023,868)       (6,374,728)        10,942,268         3,816,938
                                                ---------------   ---------------    ---------------   ---------------
   Net increase from operations                       6,975,915         5,430,640         19,731,957        12,692,960

Distributions declared to shareholders:
   From net investment income                                 -                 -         (1,284,092)         (529,435)
   From net realized gains                                    -                 -         (3,640,599)                -
                                                ---------------   ---------------    ---------------   ---------------
   Total distributions declared
     to shareholders                                          -                 -         (4,924,691)         (529,435)

Share transactions:
   Subscriptions                                         92,000         4,155,162         11,253,340        89,977,364
   Distributions reinvested                                   -                 -          2,823,586           330,247
   Redemptions                                      (13,969,678)      (32,850,066)       (30,319,215)       (8,707,904)
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease) in share
     transactions                                   (13,877,678)      (28,694,904)       (16,242,289)       81,599,707
                                                ---------------   ---------------    ---------------   ---------------
Net increase (decrease) in net assets                (6,901,763)      (23,264,264)        (1,435,023)       93,763,232

NET ASSETS:
Beginning of period                                  50,661,583        73,925,847        152,250,925        58,487,693
                                                ---------------   ---------------    ---------------   ---------------
End of period                                   $    43,759,820   $    50,661,583    $   150,815,902   $   152,250,925
                                                ===============   ===============    ===============   ===============
Undistributed (overdistributed)
   net investment income, at end of
   period                                       $             -   $             -    $       (39,676)  $       706,196
                                                ===============   ===============    ===============   ===============
Accumulated net investment loss,
   at end of period                             $      (101,325)  $          (597)   $             -   $             -
                                                ===============   ===============    ===============   ===============

Change in shares:
   Subscriptions                                          9,064           455,080            884,321         7,516,797
   Issued for distributions reinvested                        -                 -            209,932            27,705
   Redemptions                                       (1,489,131)       (3,586,319)        (2,282,478)         (698,471)
                                                ---------------   ---------------    ---------------   ---------------
   Net increase (decrease)                           (1,480,067)       (3,131,239)        (1,188,225)        6,846,031
                                                ---------------   ---------------    ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

January 31, 2005 (Unaudited)

NOTE 1.  ORGANIZATION:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

              CMG Enhanced S&P 500(R) Index Fund
              CMG Large Cap Growth Fund
              CMG Large Cap Value Fund
              CMG Mid Cap Growth Fund
              CMG Mid Cap Value Fund
              CMG Small Cap Growth Fund
              CMG Small Cap Value Fund
              CMG Small/Mid Cap Fund
              CMG International Stock Fund

INVESTMENT GOALS. The CMG Enhanced S&P 500(R) Index Fund seeks to outperform the total return, over the long run, of the Standard & Poor's 500 Composite Stock Index (the "S&P 500(R)"). The CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. The CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing primarily in middle capitalization equities. The CMG Small Cap Growth Fund and CMG Small Cap Value Fund seek long-term growth by investing primarily in small capitalization equities. The CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small and middle capitalization equities. The CMG International Stock Fund seeks long-term capital appreciation.

FUND SHARES. Each Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAX. Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.  FEDERAL TAX INFORMATION:

The tax character of distributions paid during the year ended July 31, 2004 was as follows:

                                                      ORDINARY      LONG-TERM
                                                      INCOME*     CAPITAL GAINS
                                                    -----------   -------------
CMG Enhanced S&P 500(R) Index Fund                  $   272,776   $          --
CMG Large Cap Growth Fund                                25,964              --
CMG Large Cap Value Fund                                 82,818              --
CMG Mid Cap Growth Fund                                   6,844              --
CMG Mid Cap Value Fund                                   27,632              --
CMG Small Cap Growth Fund                             1,853,636              --
CMG Small Cap Value Fund                                703,708              --
CMG Small/Mid Cap Fund                                       --              --
CMG International Stock Fund                            529,435              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2005, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

                                                                                   NET
                                                 UNREALIZED     UNREALIZED      UNREALIZED
                                                APPRECIATION   DEPRECIATION    APPRECIATION
                                                ------------   ------------    ------------
CMG Enhanced S&P 500(R) Index Fund              $ 12,356,540   $ (2,711,893)   $  9,644,647
CMG Large Cap Growth Fund                          4,398,128       (627,790)      3,770,338
CMG Large Cap Value Fund                           6,247,100       (621,862)      5,625,238
CMG Mid Cap Growth Fund                            3,292,288       (229,623)      3,062,665
CMG Mid Cap Value Fund                             3,609,065       (215,372)      3,393,693
CMG Small Cap Growth Fund                          7,083,398     (3,645,773)      3,437,625
CMG Small Cap Value Fund                          11,335,667     (1,029,561)     10,306,106
CMG Small/Mid Cap Fund                             5,987,978     (1,047,053)      4,940,925
CMG International Stock Fund                      20,218,333     (1,283,307)     18,935,026

The following capital loss carryforwards, determined as of July 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                               YEAR OF EXPIRATION
                                                    ------------------------------------------------------------------------
                                                        2009           2010           2011           2012          Total
                                                    ------------   ------------   ------------   ------------   ------------
CMG Large Cap Growth Fund                           $         --   $         --   $         --   $     67,035   $     67,035
CMG Mid Cap Growth Fund                                       --             --             --         49,708         49,708
CMG Small/Mid Cap Fund                                        --     11,217,812         55,830             --     11,273,642
CMG International Stock Fund                             616,859      3,440,479        420,427             --      4,477,765

NOTE 4.  FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expenses associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia at the following annual rates based on average daily net assets:

              CMG Enhanced S&P 500(R) Index Fund                           0.25%
              CMG Large Cap Growth Fund                                    0.50%
              CMG Large Cap Value Fund                                     0.50%
              CMG Mid Cap Growth Fund                                      0.70%
              CMG Mid Cap Value Fund                                       0.70%
              CMG Small Cap Growth Fund                                    0.80%
              CMG Small Cap Value Fund                                     0.80%
              CMG Small/Mid Cap Fund                                       0.75%
              CMG International Stock Fund                                 0.75%

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are included in the unified fee.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are included in the unified fee.

EXPENSE LIMITS AND FEE WAIVERS. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, would not exceed the following annual rates based on each Fund's average daily net assets:

              CMG Enhanced S&P 500(R) Index Fund                           0.25%
              CMG Large Cap Growth Fund                                    0.50%
              CMG Large Cap Value Fund                                     0.50%
              CMG Mid Cap Growth Fund                                      0.70%
              CMG Mid Cap Value Fund                                       0.70%
              CMG Small Cap Growth Fund                                    0.80%
              CMG Small Cap Value Fund                                     0.80%
              CMG Small/Mid Cap Fund                                       0.75%
              CMG International Stock Fund                                 0.75%

FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee, which is included in the unified fee, will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are included in the unified fee.

NOTE 5.  PORTFOLIO INFORMATION:

For the six months ended January 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                                       PURCHASES            SALES
                                                    ----------------   ----------------
CMG Enhanced S&P 500(R) Index Fund                  $     28,779,068   $     33,313,333
CMG Large Cap Growth Fund                                 22,763,992         30,817,292
CMG Large Cap Value Fund                                  12,349,730         19,479,000
CMG Mid Cap Growth Fund                                    9,168,482         11,076,289
CMG Mid Cap Value Fund                                     5,636,668          6,367,682
CMG Small Cap Growth Fund                                  8,725,808         10,396,741
CMG Small Cap Value Fund                                   7,715,697          9,837,228
CMG Small/Mid Cap Fund                                    46,275,133         59,261,047
CMG International Stock Fund                              60,260,801         82,504,676

NOTE 6.  OTHER RELATED PARTY TRANSACTIONS:

During the six months ended January 31, 2005, the CMG Small Cap Growth Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $330.

NOTE 7.  LINE OF CREDIT:

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in the unified fee.

For the six months ended January 31, 2005, the Funds did not borrow under this arrangement.

NOTE 8.  SHARES OF BENEFICIAL INTEREST:

As of January 31, 2005, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The numbers of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                                       NUMBER OF         % OF SHARES
                                                      SHAREHOLDERS     OUTSTANDING HELD
                                                      ------------     ----------------
CMG Enhanced S&P 500(R) Index Fund                          1                100.0%
CMG Large Cap Growth Fund                                   1                100.0%
CMG Large Cap Value Fund                                    1                100.0%
CMG Mid Cap Growth Fund                                     1                100.0%
CMG Mid Cap Value Fund                                      1                100.0%
CMG Small Cap Growth Fund                                   1                 97.4%
CMG Small Cap Value Fund                                    1                 97.6%
CMG International Stock Fund                                1                 92.2%

As of January 31, 2005, CMG Small/Mid Cap Fund had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Fund. The number of accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                     NUMBER OF      % OF SHARES
                                   SHAREHOLDERS   OUTSTANDING HELD
                                   ------------   ----------------
                                        9                93.8%

NOTE 9.  DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

FOREIGN SECURITIES. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

INDUSTRY FOCUS. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. On February 9, 2005, Columbia and Columbia Funds Distributor, Inc. (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in the previous page, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended January 31, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

              CMG Enhanced S&P 500(R) Index Fund                      $     805
              CMG Large Cap Growth Fund                                     320
              CMG Large Cap Value Fund                                      378
              CMG Mid Cap Growth Fund                                       156
              CMG Mid Cap Value Fund                                        177
              CMG Small Cap Growth Fund                                     297
              CMG Small Cap Value Fund                                      337
              CMG Small/Mid Cap Fund                                        357
              CMG International Stock Fund                                1,241

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02110-2624


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                              BOSTON, MA 02110-2624


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081



                                                   CMC-03/440U-0205 (03/05) 4640


A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 S.W. Fifth Avenue, Portland, Oregon 97201

                             COLUMBIA MANAGEMENT(R)


                               CMG SMALL CAP FUND
                          A PORTFOLIO OF CMG FUND TRUST


                                SEMIANNUAL REPORT
                                JANUARY 31, 2005


                                                    Not FDIC    May Lose Value
Advised by Columbia Management Advisors, Inc.       Insured    No Bank Guarantee

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Fund returned 10.65% for the six-month period ended January 31, 2005. Fund performance was less than the Russell 2000 Growth Index and the Russell 2000 Index, which returned 13.48% and 13.88%, respectively, for the same period. Fund performance was also less than the Lipper Small Cap Growth Funds Category average, which was 12.58% for the period.(1) Decisions to reduce exposure to health care services and to increase exposure to pharmaceutical stocks were the primary reasons for the fund's underperformance. Health services stocks continued to do well while our pharmaceutical stocks experienced some near-term setbacks.

A new management team took over the fund in July 2004. Early efforts to restructure the fund's technology holdings resulted in improved performance from the sector relative to its benchmarks. We eliminated commodity-type businesses in favor of those with greater intellectual property content as reflected in companies with higher gross margins. As a result of this emphasis on higher quality names, the fund was positioned to do well in the market rally in the fourth quarter 2004. Communications equipment stocks, where the fund had significant weight, led performance: Ixia advanced 99%, F5 Networks gained 83% and Packeteer rose 55%.(2)

In the consumer discretionary sector, well-timed investments in restaurants also had a positive impact on performance. Restaurants struggled in early 2004 as energy prices rose and traffic to restaurants decelerated. We added to the industry in the summer and benefited from a rebound when concerns about commodity cost pressures peaked. Buffalo Wild Wings, Panera Bread, CBRL Group, P.F. Chang's China Bistro and Cheesecake Factory all made solid gains. Tempur-Pedic International, a manufacturer and distributor of therapeutic foam mattresses and pillows, gained ground as investors anticipated increasing market share in the United States. We liquidated investments in traditional media companies, where a rebound in advertising revenues did not materialize, in favor of non-traditional media businesses such as Getty Images. Getty provides imagery and related products to advertisers. Its stock price advanced 28% during this reporting period, and we believe that the company's business prospects remain favorable.

In health care, a decision to reduce exposure to the services industry hurt performance because the group did well during the period. We remain concerned about the budget deficit's potential effect on Medicare reimbursement to hospitals, which we are avoiding in the portfolio. However, we continued to invest in dialysis service providers such as DaVita and Renal Care Group, both of which benefited from positive long-term demographic trends. Our decision to increase exposure to pharmaceuticals was ill-timed, as these stocks generally declined in the period. Salix Pharmaceuticals experienced a slow start for Xiphaxan and MGI Pharma acquired the rights to Dacogen and surprised investors with additional expenses.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2) Holdings are disclosed as a percentage of net assets on January 31, 2005, and are subject to change: Ixia (1.4%), F5 Networks (1.3%), Packeteer (1.2%), Buffalo Wild Wings (0.7%), Panera Bread (1.0%), CBRL Group (0.3%), P.F. Chang's China Bistro (0.9%), Cheesecake Factory (0.6%), Tempur-Pedic International (2.9%), Getty Images (0.6%), DaVita (1.1%), Renal Care Group (1.5%), Salix Pharmaceuticals (1.4%), MGI Pharma (0.8%), Connetics
    (0.9%).

However, we believe that these setbacks are minor and added to each of these stocks during the period. We reduced our position in Connetics because the FDA denied approval of one of their pipeline drugs, thereby increasing the company's risk profile.

We believe that the economy continues to grow at a healthy rate and that the portfolio is positioned correctly. We are bullish on the energy sector, and see continued strength in the materials and industrial sectors, where we are maintaining exposure. Ongoing job creation, a build up of cash on corporate balance sheets and a Federal Reserve Board that appears to be controlling inflation support our outlook. However, we are monitoring the economy and markets for any change in the pace of growth because of the portfolio's pro-cyclical positioning.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                               (%)
    Tempur-Pedic International                 2.9
    United Defense Industries                  2.1
    Silicon Laboratories                       1.7
    Affiliated Managers Group                  1.6
    Renal Care Group                           1.5
    Salix Pharmaceuticals                      1.4
    Ixia                                       1.4
    ICON                                       1.3
    Macromedia                                 1.3
    Joy Global                                 1.3

We appreciate your continued confidence in the CMG Small Cap Fund.

Kenneth A. Korngiebel has co-managed the CMG Small Cap Fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kenneth A. Korngiebel

Trent E. Nevills has co-managed the fund since July 2004 and has been with the advisor since 2003.

/s/ Trent E. Nevills

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because small companies often have narrower markets and limited financial resources and their stocks tend to be thinly traded and less liquid than investments in larger companies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 1, 1995 TO JANUARY 31, 2005

                  CMG SMALL CAP FUND      RUSSELL 2000 INDEX  RUSSELL 2000 GROWTH INDEX
  2/1/1995          $       10,000          $       10,000          $       10,000
 2/28/1995          $       10,449          $       10,416          $       10,461
 3/31/1995          $       10,737          $       10,595          $       10,768
 4/30/1995          $       10,847          $       10,830          $       10,930
 5/31/1995          $       11,015          $       11,017          $       11,073
 6/30/1995          $       11,668          $       11,588          $       11,836
 7/31/1995          $       12,380          $       12,256          $       12,758
 8/31/1995          $       12,557          $       12,510          $       12,915
 9/30/1995          $       12,993          $       12,734          $       13,181
10/31/1995          $       12,721          $       12,164          $       12,533
11/30/1995          $       13,427          $       12,675          $       13,085
12/31/1995          $       13,976          $       13,010          $       13,376
 1/31/1996          $       13,969          $       12,996          $       13,265
 2/29/1996          $       14,611          $       13,401          $       13,870
 3/31/1996          $       14,844          $       13,674          $       14,144
 4/30/1996          $       16,262          $       14,406          $       15,231
 5/31/1996          $       17,254          $       14,974          $       16,012
 6/30/1996          $       16,208          $       14,358          $       14,971
 7/31/1996          $       14,834          $       13,105          $       13,143
 8/31/1996          $       15,898          $       13,866          $       14,116
 9/30/1996          $       16,883          $       14,408          $       14,843
10/31/1996          $       16,574          $       14,186          $       14,203
11/30/1996          $       16,985          $       14,771          $       14,598
12/31/1996          $       17,026          $       15,158          $       14,883
 1/31/1997          $       17,724          $       15,461          $       15,255
 2/28/1997          $       16,756          $       15,087          $       14,333
 3/31/1997          $       15,625          $       14,375          $       13,321
 4/30/1997          $       15,708          $       14,415          $       13,167
 5/31/1997          $       17,450          $       16,018          $       15,146
 6/30/1997          $       18,323          $       16,705          $       15,659
 7/31/1997          $       19,721          $       17,482          $       16,461
 8/31/1997          $       20,545          $       17,882          $       16,955
 9/30/1997          $       22,236          $       19,191          $       18,308
10/31/1997          $       21,044          $       18,349          $       17,208
11/30/1997          $       20,556          $       18,229          $       16,798
12/31/1997          $       20,757          $       18,548          $       16,808
 1/31/1998          $       19,956          $       18,255          $       16,585
 2/28/1998          $       21,295          $       19,604          $       18,049
 3/31/1998          $       22,911          $       20,412          $       18,805
 4/30/1998          $       23,102          $       20,524          $       18,920
 5/31/1998          $       21,152          $       19,418          $       17,544
 6/30/1998          $       21,619          $       19,459          $       17,723
 7/31/1998          $       20,703          $       17,883          $       16,243
 8/31/1998          $       15,987          $       14,410          $       12,494
 9/30/1998          $       17,262          $       15,538          $       13,761
10/31/1998          $       17,571          $       16,172          $       14,480
11/30/1998          $       18,590          $       17,020          $       15,603
12/31/1998          $       20,537          $       18,073          $       17,016
 1/31/1999          $       20,317          $       18,313          $       17,781
 2/28/1999          $       18,046          $       16,830          $       16,154
 3/31/1999          $       18,403          $       17,093          $       16,729
 4/30/1999          $       18,999          $       18,624          $       18,207
 5/31/1999          $       19,432          $       18,896          $       18,236
 6/30/1999          $       21,245          $       19,750          $       19,197
 7/31/1999          $       21,806          $       19,209          $       18,603
 8/31/1999          $       21,311          $       18,498          $       17,908
 9/30/1999          $       21,691          $       18,502          $       18,253
10/31/1999          $       24,024          $       18,578          $       18,721
11/30/1999          $       27,366          $       19,687          $       20,699
12/31/1999          $       32,864          $       21,915          $       24,349
 1/31/2000          $       33,074          $       21,563          $       24,122
 2/29/2000          $       42,064          $       25,123          $       29,735
 3/31/2000          $       40,638          $       23,467          $       26,610
 4/30/2000          $       35,652          $       22,054          $       23,923
 5/31/2000          $       33,841          $       20,769          $       21,827
 6/30/2000          $       38,809          $       22,580          $       24,647
 7/31/2000          $       35,615          $       21,853          $       22,535
 8/31/2000          $       39,792          $       23,520          $       24,905
 9/30/2000          $       38,041          $       22,828          $       23,668
10/31/2000          $       36,155          $       21,810          $       21,746
11/30/2000          $       31,747          $       19,570          $       17,797
12/31/2000          $       34,185          $       21,251          $       18,886
 1/31/2001          $       34,654          $       22,359          $       20,414
 2/28/2001          $       30,863          $       20,892          $       17,615
 3/31/2001          $       28,354          $       19,870          $       16,014
 4/30/2001          $       31,563          $       21,424          $       17,974
 5/31/2001          $       31,797          $       21,951          $       18,391
 6/30/2001          $       32,496          $       22,709          $       18,893
 7/31/2001          $       30,803          $       21,480          $       17,282
 8/31/2001          $       28,527          $       20,786          $       16,201
 9/30/2001          $       24,034          $       17,988          $       13,587
10/31/2001          $       25,726          $       19,041          $       14,894
11/30/2001          $       27,534          $       20,514          $       16,137
12/31/2001          $       29,467          $       21,780          $       17,142
 1/31/2002          $       28,533          $       21,554          $       16,532
 2/28/2002          $       26,958          $       20,963          $       15,463
 3/31/2002          $       28,826          $       22,646          $       16,806
 4/30/2002          $       27,892          $       22,852          $       16,443
 5/31/2002          $       26,841          $       21,838          $       15,481
 6/30/2002          $       25,091          $       20,755          $       14,169
 7/31/2002          $       21,530          $       17,621          $       11,991
 8/31/2002          $       21,998          $       17,577          $       11,985
 9/30/2002          $       21,006          $       16,315          $       11,120
10/31/2002          $       21,413          $       16,838          $       11,682
11/30/2002          $       22,696          $       18,340          $       12,840
12/31/2002          $       21,529          $       17,319          $       11,954
 1/31/2003          $       21,471          $       16,839          $       11,629
 2/28/2003          $       21,179          $       16,331          $       11,318
 3/31/2003          $       21,588          $       16,541          $       11,489
 4/30/2003          $       23,280          $       18,109          $       12,576
 5/31/2003          $       25,380          $       20,052          $       13,993
 6/30/2003          $       26,022          $       20,415          $       14,263
 7/31/2003          $       26,956          $       21,693          $       15,342
 8/31/2003          $       28,531          $       22,687          $       16,166
 9/30/2003          $       27,715          $       22,267          $       15,757
10/31/2003          $       30,456          $       24,138          $       17,118
11/30/2003          $       31,156          $       24,995          $       17,676
12/31/2003          $       31,097          $       25,502          $       17,756
 1/31/2004          $       33,022          $       26,609          $       18,688
 2/29/2004          $       32,906          $       26,848          $       18,660
 3/31/2004          $       32,557          $       27,098          $       18,747
 4/30/2004          $       30,923          $       25,716          $       17,806
 5/31/2004          $       31,508          $       26,125          $       18,161
 6/30/2004          $       32,500          $       27,225          $       18,765
 7/31/2004          $       29,582          $       25,392          $       17,080
 8/31/2004          $       28,416          $       25,263          $       16,713
 9/30/2004          $       30,166          $       26,448          $       17,637
10/31/2004          $       31,041          $       26,969          $       18,066
11/30/2004          $       32,966          $       29,307          $       19,592
12/31/2004          $       34,423          $       30,174          $       20,296
 1/31/2005          $       32,740          $       28,918          $       19,386

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                              6-MONTH
                                INCEPTION   (CUMULATIVE)   1-YEAR    5-YEAR    10-YEAR
CMG Small Cap Fund               08/30/89      10.65        -0.88    -0.21      12.59
Russell 2000 Index                             13.88         8.67     6.05      11.20
Russell 2000 Growth Index                      13.48         3.71    -4.28       6.84

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                              6-MONTH
                                INCEPTION   (CUMULATIVE)   1-YEAR    5-YEAR    10-YEAR
CMG Small Cap Fund               08/30/89       5.92        10.69     0.93      12.88
Russell 2000 Index                             10.83        18.33     6.61      11.54
Russell 2000 Growth Index                       8.16        14.31    -3.57       7.12

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index is also an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that the shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG SMALL CAP FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

     ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE        EXPENSES PAID            FUND'S ANNUALIZED
  BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)    DURING THE PERIOD ($)       EXPENSE RATIO (%)
    ACTUAL    HYPOTHETICAL         ACTUAL    HYPOTHETICAL    ACTUAL  HYPOTHETICAL
   1,000.00     1,000.00          1,106.52     1,021.02       4.41       4.23                  0.83

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.83%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                 (UNAUDITED)
                                 SIX MONTHS          YEAR          PERIOD
                                    ENDED           ENDED          ENDED                       YEAR ENDED OCTOBER 31,
                                 JANUARY 31,       JULY 31,       JULY 31,       -----------------------------------------------
                                    2005             2004          2003(a)          2002         2001         2000      1999(b)
                                 -----------      ----------     ----------      ---------     ---------   ---------   ---------
NET ASSET VALUE, BEGINNING
   OF PERIOD                     $      5.07      $     4.62     $     3.67      $    4.41     $   18.78   $   13.59   $    9.96
                                 -----------      ----------     ----------      ---------     ---------   ---------   ---------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment loss                 (0.02)(c)       (0.03)(c)      (0.02)(c)      (0.02)(c)     (0.01)      (0.09)      (0.04)
   Net realized and unrealized
     gain (loss) on investments         0.56            0.48           0.97          (0.72)        (2.18)       6.80        3.69
                                 -----------      ----------     ----------      ---------     ---------   ---------   ---------
      Total from investment
        operations                      0.54            0.45           0.95          (0.74)        (2.19)       6.71        3.65
                                 -----------      ----------     ----------      ---------     ---------   ---------   ---------

LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
   From net realized gains                 -               -              -              -(d)     (12.18)      (1.52)      (0.02)
                                 -----------      ----------     ----------      ---------     ---------   ---------   ---------

NET ASSET VALUE, END OF PERIOD   $      5.61      $     5.07     $     4.62      $    3.67     $    4.41   $   18.78   $   13.59
                                 ===========      ==========     ==========      =========     =========   =========   =========

Total return (e)                       10.65%(f)        9.74%         25.89%(f)     (16.76)%      (28.84)%     50.49%      36.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's)                $    75,455      $  292,028     $  293,924      $ 227,874     $ 283,521   $ 258,480   $ 240,129
Ratio of net expenses to
   average net assets (g)               0.83%(h)        0.79%          0.81%(h)       0.79%         0.82%       0.79%       0.79%
Ratio of net investment loss to
   average net assets (g)              (0.59)%(h)      (0.62)%        (0.55)%(h)     (0.49)%       (0.22)%     (0.39)%     (0.33)%
Portfolio turnover rate                   61%(f)         123%            89%(f)        120%          160%        163%        186%

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                 SHARES          VALUE
                                                               ----------    ------------
Common Stocks (99.2%)
Consumer Discretionary (14.5%)
   Auto Components (0.6%)
      Autoliv, Inc.                                                 9,962    $    469,708
                                                                             ------------
   Hotels, Restaurants & Leisure (5.2%)
      Buffalo Wild Wings, Inc. (a)                                 13,960         565,240
      California Pizza Kitchen, Inc. (a)                            7,220         183,460
      CBRL Group, Inc.                                              5,200         213,772
      Cheesecake Factory, Inc. (a)                                 13,980         452,533
      P.F. Chang's China Bistro, Inc. (a)                          12,490         694,319
      Panera Bread Co., Class A (a)                                14,210         724,710
      RARE Hospitality International, Inc. (a)                      9,470         298,305
      Scientific Games Corp., Class A (a)                          29,490         758,483
                                                                             ------------
                                                                                3,890,822
                                                                             ------------
   Household Durables (2.9%)
      Tempur-Pedic International, Inc. (a)                        104,120       2,227,127
                                                                             ------------
   Internet & Catalog Retail (1.3%)
      Blue Nile, Inc. (a)                                          26,230         734,440
      PC Mall, Inc. (a)                                            13,060         215,751
                                                                             ------------
                                                                                  950,191
                                                                             ------------
   Leisure Equipment & Products (0.5%)
      Marvel Enterprises, Inc. (a)                                 21,240         379,347
                                                                             ------------
   Media (0.6%)
      Getty Images, Inc. (a)                                        6,990         487,203
                                                                             ------------
   Specialty Retail (2.8%)
      PETCO Animal Supplies, Inc. (a)                              24,340         924,190
      Talbots, Inc.                                                15,210         411,735
      Too, Inc. (a)                                                27,710         752,603
                                                                             ------------
                                                                                2,088,528
                                                                             ------------
   Textiles, Apparel & Luxury Goods (0.6%)
      Quiksilver, Inc. (a)                                         15,910         475,232
                                                                             ------------
                                                                               10,968,158
                                                                             ------------
Consumer Staples (1.5%)
   Food Products (1.5%)
      Bunge Ltd.                                                    6,950         392,953
      Corn Products International, Inc.                            24,220         711,099
                                                                             ------------
                                                                                1,104,052
                                                                             ------------

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES          VALUE
                                                               ----------    ------------
Common Stocks (continued)
Energy (5.9%)
   Energy Equipment & Services (2.8%)
      Atwood Oceanics, Inc. (a)                                     7,670    $    467,870
      CAL Dive International, Inc. (a)                              7,147         312,324
      Grey Wolf, Inc. (a)                                          56,020         296,906
      Input/Output, Inc. (a)                                       16,510         104,013
      Key Energy Services, Inc. (a)                                44,850         556,589
      Precision Drilling Corp. (a)                                  4,886         333,225
                                                                             ------------
                                                                                2,070,927
                                                                             ------------
   Oil & Gas (3.1%)
      Cheniere Energy, Inc. (a)                                     6,680         500,332
      KFx, Inc. (a)                                                29,400         408,954
      McMoRan Exploration Co. (a)                                  14,130         238,797
      Quicksilver Resources, Inc. (a)                               6,030         267,913
      Range Resources Corp.                                        26,000         576,940
      Warren Resources, Inc. (a)                                   39,520         346,985
                                                                             ------------
                                                                                2,339,921
                                                                             ------------
                                                                                4,410,848
                                                                             ------------
Financials (6.1%)
   Capital Markets (1.8%)
      Affiliated Managers Group, Inc. (a)                          19,220       1,218,740
      optionsXpress Holdings, Inc. (a)                              6,460         131,009
                                                                             ------------
                                                                                1,349,749
                                                                             ------------
   Commercial Banks (1.1%)
      MB Financial, Inc.                                           10,660         423,095
      Umpqua Holdings Corp.                                        16,820         408,390
                                                                             ------------
                                                                                  831,485
                                                                             ------------
   Insurance (1.6%)
      Allmerica Financial Corp. (a)                                 9,430         307,889
      ProAssurance Corp. (a)                                       24,650         942,863
                                                                             ------------
                                                                                1,250,752
                                                                             ------------
   Thrifts & Mortgage Finance (1.6%)
      Commercial Capital Bancorp, Inc.                             42,640         848,110
      Sterling Financial Corp. (a)                                  8,970         336,375
                                                                             ------------
                                                                                1,184,485
                                                                             ------------
                                                                                4,616,471
                                                                             ------------
Health Care (21.6%)
   Biotechnology (5.3%)
      Alexion Pharmaceuticals, Inc. (a)                            16,060         397,324
      Alkermes, Inc. (a)                                           21,360         270,631
      Cubist Pharmaceuticals, Inc. (a)                             59,350         677,777
      CV Therapeutics, Inc. (a)                                    18,210         375,308
      Digene Corp. (a)                                             23,580         603,884
      Nabi Biopharmaceuticals (a)                                  42,750         551,903
      Onyx Pharmaceuticals, Inc. (a)                                9,440         274,138
      Rigel Pharmaceuticals, Inc. (a)                              22,160         425,250

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES          VALUE
                                                               ----------    ------------
Common Stocks (continued)
   Biotechnology (continued)
      United Therapeutics Corp. (a)                                 9,860    $    420,726
                                                                             ------------
                                                                                3,996,941
                                                                             ------------
   Health Care Equipment & Supplies (3.4%)
      Advanced Neuromodulation Systems, Inc. (a)                   10,450         412,879
      ArthroCare Corp. (a)                                         31,790         945,753
      Kyphon, Inc. (a)                                             12,952         355,791
      ResMed, Inc. (a)                                             16,812         862,456
                                                                             ------------
                                                                                2,576,879
                                                                             ------------
   Health Care Providers & Services (9.4%)
      Accredo Health, Inc. (a)                                     24,350         725,143
      Cerner Corp. (a)                                             13,780         685,555
      Chemed Corp.                                                  9,270         663,917
      DaVita, Inc. (a)                                             20,319         852,585
      Eclipsys Corp. (a)                                           10,450         196,460
      HealthExtras, Inc. (a)                                       50,850         784,615
      ICON PLC, ADR (a)                                            28,780       1,010,754
      IDX Systems Corp. (a)                                        17,330         537,577
      Renal Care Group, Inc. (a)                                   30,560       1,166,170
      United Surgical Partners International, Inc. (a)             12,500         492,375
                                                                             ------------
                                                                                7,115,151
                                                                             ------------
   Pharmaceuticals (3.5%)
      Connetics Corp. (a)                                          27,780         678,388
      MGI Pharma, Inc. (a)                                         28,230         640,539
      Nektar Therapeutics (a)                                      16,510         278,193
      Salix Pharmaceuticals Ltd. (a)                               68,605       1,032,505
                                                                             ------------
                                                                                2,629,625
                                                                             ------------
                                                                               16,318,596
                                                                             ------------
Industrials (15.6%)
   Aerospace & Defense (2.6%)
      BE Aerospace, Inc. (a)                                       38,040         410,451
      United Defense Industries, Inc. (a)                          32,620       1,563,477
                                                                             ------------
                                                                                1,973,928
                                                                             ------------
   Air Freight & Logistics (0.7%)
      UTI Worldwide, Inc.                                           7,280         501,446
                                                                             ------------
   Commercial Services & Supplies (4.1%)
      Corporate Executive Board Co.                                13,283         848,784
      Education Management Corp. (a)                               18,562         592,870
      Huron Consulting Group, Inc. (a)                             12,170         287,699
      Ionics, Inc. (a)                                              5,660         248,247
      Resources Connection, Inc. (a)                               17,290         881,963
      Waste Connections, Inc. (a)                                   7,960         250,422
                                                                             ------------
                                                                                3,109,985
                                                                             ------------

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES          VALUE
                                                               ----------    ------------
Common Stocks (continued)
   Construction & Engineering (1.8%)
      Dycom Industries, Inc. (a)                                   17,270    $    469,226
      URS Corp. (a)                                                32,300         911,183
                                                                             ------------
                                                                                1,380,409
                                                                             ------------
   Electrical Equipment (0.6%)
      Roper Industries, Inc.                                        8,230         477,834
                                                                             ------------
   Machinery (5.7%)
      IDEX Corp.                                                   18,710         721,270
      Joy Global, Inc.                                             35,540         992,632
      Kennametal, Inc.                                             20,220         989,567
      Terex Corp. (a)                                              13,850         596,243
      Wabtec Corp.                                                 53,210         991,834
                                                                             ------------
                                                                                4,291,546
                                                                             ------------
   Road & Rail (0.1%)
      Sirva, Inc. (a)                                               7,350          65,121
                                                                             ------------
                                                                               11,800,269
                                                                             ------------
Information Technology (28.0%)
   Communications Equipment (7.4%)
      Adtran, Inc.                                                 16,180         289,784
      Alvarion Ltd. (a)                                            50,880         526,099
      Avocent Corp. (a)                                            10,320         376,783
      Carrier Access Corp. (a)                                     67,260         496,379
      F5 Networks, Inc. (a)                                        20,050         961,197
      Ixia (a)                                                     65,990       1,024,165
      Packeteer, Inc. (a)                                          59,520         867,802
      Polycom, Inc. (a)                                            14,250         246,240
      SiRF Technology Holdings, Inc. (a)                           78,510         828,280
                                                                             ------------
                                                                                5,616,729
                                                                             ------------
   Computers & Peripherals (0.5%)
      Stratasys, Inc. (a)                                          11,010         375,991
                                                                             ------------
   Electronic Equipment & Instruments (1.8%)
      Cogent, Inc. (a)                                              8,900         269,670
      Trimble Navigation Ltd. (a)                                  15,950         567,182
      Viisage Technology, Inc. (a)                                 70,270         501,025
                                                                             ------------
                                                                                1,337,877
                                                                             ------------
   Internet Software & Services (2.3%)
      Ask Jeeves, Inc. (a)                                         17,860         506,510
      Digital River, Inc. (a)                                       8,330         325,786
      Equinix, Inc. (a)                                            11,040         463,018
      WebEx Communications, Inc. (a)                               20,540         412,854
                                                                             ------------
                                                                                1,708,168
                                                                             ------------

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES          VALUE
                                                               ----------    ------------
Common Stocks (continued)
   IT Services (4.2%)
      Anteon International Corp. (a)                               21,630    $    742,342
      CACI International, Inc., Class A (a)                        14,910         777,556
      Cognizant Technology Solutions Corp., Class A (a)            14,500         549,550
      Euronet Worldwide, Inc. (a)                                  19,330         464,886
      Global Payments, Inc.                                        11,264         645,315
                                                                             ------------
                                                                                3,179,649
                                                                             ------------
   Semiconductors & Semiconductor Equipment (3.2%)
      Cambridge Display Technology, Inc. (a)                       22,480         150,841
      Microsemi Corp. (a)                                          34,030         525,083
      Microtune, Inc. (a)                                         107,000         494,340
      Silicon Laboratories, Inc. (a)                               36,750       1,253,175
                                                                             ------------
                                                                                2,423,439
                                                                             ------------
   Software (8.6%)
      Agile Software Corp. (a)                                     45,410         331,947
      Altiris, Inc. (a)                                            20,000         650,200
      Borland Software Corp. (a)                                   25,450         218,361
      Citrix Systems, Inc. (a)                                     22,170         475,547
      Embarcadero Technologies, Inc. (a)                           85,530         670,555
      Epicor Software Corp. (a)                                    59,020         796,180
      Hyperion Solutions Corp. (a)                                  5,680         272,867
      Macromedia, Inc. (a)                                         29,020         993,645
      Parametric Technology Corp. (a)                             112,570         641,649
      Quest Software, Inc. (a)                                     40,890         580,638
      Serena Software, Inc. (a)                                    13,330         286,595
      The9 Ltd., ADR (a)                                           26,760         556,581
                                                                             ------------
                                                                                6,474,765
                                                                             ------------
                                                                               21,116,618
                                                                             ------------
Materials (3.9%)
   Chemicals (2.0%)
      Airgas, Inc.                                                 27,170         639,039
      OM Group, Inc. (a)                                           27,910         904,842
                                                                             ------------
                                                                                1,543,881
                                                                             ------------
   Metals & Mining (1.9%)
      Allegheny Technologies, Inc.                                 20,100         482,400
      Arch Coal, Inc.                                              12,283         448,944
      Century Aluminum Co. (a)                                     19,570         487,684
                                                                             ------------
                                                                                1,419,028
                                                                             ------------
                                                                                2,962,909
                                                                             ------------
Telecommunication Services (2.1%)
   Diversified Telecommunication Services (0.6%)
      Premiere Global Services, Inc. (a)                           46,790         459,946
                                                                             ------------
   Wireless Telecommunication Services (1.5%)
      Leap Wireless International, Inc. (a)                         9,260         252,335
      Millicom International Cellular SA (a)                       20,470         437,853

                 See Accompanying Notes to Financial Statements.

                                                                SHARES          VALUE
                                                              -----------    ------------
Common Stocks (continued)
   Wireless Telecommunication Services (continued)
      SBA Communications Corp., Class A (a)                        46,220    $    395,643
                                                                             ------------
                                                                                1,085,831
                                                                             ------------
                                                                                1,545,777
                                                                             ------------
      Total Common Stocks
        (Cost of $69,796,900)                                                  74,843,698
                                                                             ------------

                                                                  PAR
                                                              -----------
Short-Term Obligation (1.6%)
      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/31/05, due 02/01/05 at 2.350%,
         collateralized by a U.S. Treasury Note
         maturing 02/15/12, market value of $1,263,600
         (repurchase proceeds $1,238,081)                     $ 1,238,000       1,238,000
                                                                             ------------
      Total Short-Term Obligation
        (Cost of $1,238,000)                                                    1,238,000
                                                                             ------------
      Total Investments (100.8%)
        (Cost of $71,034,900) (b)                                              76,081,698
      Other Assets & Liabilities, Net (-0.8)%                                    (626,210)
                                                                             ------------
      Net Assets (100.0%)                                                    $ 75,455,488
                                                                             ============

Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $71,034,900.

                 See Accompanying Notes to Financial Statements.

     At January 31, 2005, the Fund held investments in the following sectors:

                                                               % OF
     SECTOR                                                  NET ASSETS
     ------                                                  ----------
     Information Technology                                     28.0%
     Health Care                                                21.6
     Industrials                                                15.6
     Consumer Discretionary                                     14.5
     Financials                                                  6.1
     Energy                                                      5.9
     Materials                                                   3.9
     Telecommunication Services                                  2.1
     Consumer Staples                                            1.5
     Short-Term Obligation                                       1.6
     Other Assets & Liabilities, Net                            (0.8)
                                                               -----
                                                               100.0%
                                                               =====

  ACRONYM        NAME
  -------        ----
  ADR            American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005 (Unaudited)

ASSETS:
  Investments, at identified cost                                        $   71,034,900
                                                                         --------------
  Investments, at value                                                  $   76,081,698
  Cash                                                                              653
  Receivable for:
     Investments sold                                                         2,140,042
     Interest                                                                        81
     Dividends                                                                    1,620
  Deferred Trustees' compensation plan                                            4,086
                                                                         --------------
  Total assets                                                               78,228,180
                                                                         --------------
LIABILITIES:
  Payable for:
     Investments purchased                                                      381,306
     Fund shares repurchased                                                  2,265,848
     Investment advisory fee                                                     61,171
     Transfer agent fee                                                           2,048
     Audit fee                                                                   17,860
     Custody fee                                                                  4,560
     Reports to shareholders                                                     18,829
  Deferred Trustees' fee                                                          4,086
  Other liabilities                                                              16,984
                                                                         --------------
  Total liabilities                                                           2,772,692
                                                                         --------------
NET ASSETS                                                               $   75,455,488
                                                                         ==============
NET ASSETS consist of:
  Paid-in capital                                                        $   69,107,002
  Accumulated net investment loss                                              (499,625)
  Accumulated net realized gain                                               1,801,313
  Net unrealized appreciation on investments                                  5,046,798
                                                                         --------------
NET ASSETS                                                               $   75,455,488
                                                                         ==============
Shares of capital stock outstanding                                          13,456,643
                                                                         ==============
Net asset value, offering and redemption price per share                 $         5.61
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2005 (Unaudited)

NET INVESTMENT INCOME:
   Income:
      Dividends                                                          $      159,489
      Interest                                                                   39,867
      Foreign taxes withheld                                                       (683)
                                                                         --------------
         Total income                                                           198,673
                                                                         --------------
   Expenses:
      Investment advisory fee                                                   627,820
      Transfer agent fee                                                          2,315
      Trustees' fees                                                              6,392
      Custody fee                                                                13,701
      Non-recurring costs (See Note 8)                                            1,157
      Other expenses                                                             45,903
                                                                         --------------
         Total expenses                                                         697,288
      Non-recurring costs assumed by Investment Advisor (See Note 8)             (1,157)
      Custody earnings credit                                                      (102)
                                                                         --------------
         Net expenses                                                           696,029
                                                                         --------------
   Net investment loss                                                         (497,356)
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                          41,391,591
   Net change in unrealized appreciation (depreciation) on investments      (27,093,922)
                                                                         --------------
   Net gain                                                                  14,297,669
                                                                         --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $   13,800,313
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           (UNAUDITED)
                                                                         SIX MONTHS ENDED      YEAR ENDED
                                                                         JANUARY 31, 2005     JULY 31, 2004
                                                                         ----------------   ----------------
Operations:
   Net investment loss                                                   $       (497,356)  $     (2,093,298)
   Net realized gain on investments                                            41,391,591         59,673,743
   Net change in unrealized appreciation (depreciation) on investments        (27,093,922)       (26,262,756)
                                                                         ----------------   ----------------
   Net increase from operations                                                13,800,313         31,317,689
                                                                         ----------------   ----------------

Share Transactions:
   Subscriptions                                                                  160,000         36,596,397
   Redemptions                                                               (230,533,091)       (69,810,079)
                                                                         ----------------   ----------------
     Net decrease from share transactions                                    (230,373,091)       (33,213,682)
                                                                         ----------------   ----------------
   Total decrease in net assets                                              (216,572,778)        (1,895,993)
                                                                         ----------------   ----------------

NET ASSETS:
Beginning of period                                                           292,028,266        293,924,259
                                                                         ----------------   ----------------
End of period                                                            $     75,455,488   $    292,028,266
                                                                         ================   ================
Accumulated net investment loss                                          $       (499,625)  $         (2,269)
                                                                         ================   ================

Changes in shares:
   Subscriptions                                                                   28,933          7,088,643
   Redemptions                                                                (44,221,585)       (13,033,571)
                                                                         ----------------   ----------------
   Net decrease                                                               (44,192,652)        (5,944,928)
                                                                         ================   ================

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

January 31, 2005 (Unaudited)

NOTE 1.  ORGANIZATION:

CMG Small Cap Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL. The Fund seeks to provide investors with long-term capital appreciation, by investing primarily in smaller capitalization companies.

FUND SHARES. The Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

FEDERAL INCOME TAX STATUS. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.  FEDERAL TAX INFORMATION:

Unrealized appreciation and depreciation at January 31, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation          $  8,998,798
   Unrealized depreciation            (3,952,000)
                                    ------------
      Net unrealized appreciation   $  5,046,798
                                    ============

The following capital loss carryforward, determined as of July 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                    CAPITAL LOSS
                                    CARRYFORWARD
                                    ------------
YEAR OF EXPIRATION
2010                                $ 38,443,526*

* Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4.  FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for pricing and bookkeeping services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account.

For the six months ended January 31, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

CUSTODY CREDITS. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended January 31, 2005, the Fund paid $456 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5.  PORTFOLIO INFORMATION:

For the six months ended January 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $97,687,098 and $324,656,171, respectively.

NOTE 6.  LINE OF CREDIT:

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended January 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7.  SHARES OF BENEFICIAL INTEREST:

As of January 31, 2005, 5.5% of the outstanding shares of the Fund were beneficially owned by a participant account over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

As of January 31, 2005, the Fund also had other shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Fund. The number of accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                           NUMBER OF         % OF SHARES
                         SHAREHOLDERS      OUTSTANDING HELD
                         ------------      ----------------
                              7                  71.5%

NOTE 8.  DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

INDUSTRY FOCUS. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. On February 9, 2005, Columbia and Columbia Funds Distributor, Inc. (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (the "SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violation of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on the methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended January 31, 2005, Columbia has assumed $1,157 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02110-2624


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                              BOSTON, MA 02110-2624


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                                   CMC-03/439U-0205 (03/05) 4641


A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 S.W. Fifth Avenue, Portland, Oregon 97201

                             COLUMBIA MANAGEMENT(R)


                            CMG STRATEGIC EQUITY FUND
                          A PORTFOLIO OF CMG FUND TRUST


                                SEMIANNUAL REPORT
                                JANUARY 31, 2005


                                                     Not FDIC   May Lose Value
Advised by Columbia Management Advisors, Inc.        Insured   No Bank Guarantee

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Strategic Equity Fund returned 9.95% for the six-month period ended January 31, 2005. The fund outperformed the S&P 500 Index and the Lipper Multi-Cap Core Funds average(1), which returned 8.16% and 9.43%, respectively. The fund's emphasis on energy, materials and industrial stocks contributed to its strong performance, along with good stock selection in the consumer staples and consumer discretionary sectors.

Our focus on the potential beneficiaries of rising commodity prices made a positive impact on performance. We believe that emerging markets are driving demand for energy and raw materials. Companies in the energy and materials sectors benefited from higher commodity prices caused by an increase in demand as well as constraints on supply. During the period, the fund benefited from exposure to both sectors. In the energy sector, oil service and offshore exploration companies did well as demand for their services increased:
Transocean and TGS Nopec Geophysical both advanced 50% or more (0.8% and 0.6% of net assets respectively). One exception to the strong performance in the sector was Input/Output (0.2% of net assets), a provider of seismic equipment, software and processing services to the oil and gas industry, which suffered a revenue disappointment and returned -34% for the period. We still are hopeful about the long-term prospects for the company and maintained our position. In the materials sector, commodity producers also made gains. Potash Corporation of Saskatchewan experienced higher prices and demand for potash, and gained 67% (0.8% of net assets). Companhia Vale do Rio Doce, a Brazilian iron ore producer, advanced 70% (0.5% of net assets). The fund also invested in the industrials sector, where among other things, we looked for companies that stand to benefit from a favorable environment for commodities. Caterpillar shares gained 22% and Bucyrus International, a manufacturer of mining equipment, saw its stock price increase 53% (0.6% and 0.2% of net assets, respectively). On the downside, Insituform Technologies (0.2% of net assets) declined 12% due to cost overruns in their tunneling operations. We are still holding the stock because we believe state and local spending prospects will improve.

In the consumer staples sector, Walgreen did well because of robust sales, while Gillette was a strong performer due to its announced acquisition by Procter & Gamble (0.8%, 0.8% and 0.3% of net assets, respectively). Within the consumer discretionary sector, several foreign stocks also did well during the period. Grupo Televisa, a large Mexican media group, benefited from a better business climate and Stockmann Oyj, a Finnish department store retailer, benefited from growth in the Russian and Baltic economies (0.6% and 0.4% of net assets, respectively).

Within the health care sector the fund's investments generally did well, however, the fund's investments in some large pharmaceutical companies suffered. Eli Lilly's price came down due to disappointing sales reports and a risk of litigation (0.6% of net assets). Pfizer struggled as new risks were revealed about a popular pain management drug and as litigation and patent expiration risks increased (0.3% of net assets).

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

We are gradually shifting the fund's emphasis from small- and mid-cap stocks toward higher-growth, large-cap companies. We remain cautious about putting cash to work too quickly as we prefer to dampen volatility in the fund amid uncertainty about potential slowing in the economy in 2006. As the current economic recovery matures, we seek companies that are less sensitive to economic cycles and able to maintain stable growth. In addition, we will continue to evaluate investment opportunities overseas, considering areas with compelling growth trends and reasonable prices.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were:

                                                (%)
     3M                                         1.1
     Berkshire Hathaway                         1.0
     Microsoft                                  1.0
     Samsung Electronics                        1.0
     Schlumberger                               0.9
     Potash Corp. of Saskatchewan               0.8
     Transocean                                 0.8
     Gillette                                   0.8
     Walgreen                                   0.8
     Biogen Idec                                0.8

We appreciate your continued confidence in CMG Strategic Equity Fund.

Robert A. Unger has managed or co-managed the CMG Strategic Equity Fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1984.

/s/ Robert A. Unger

Emil A. Gjester has co-managed the fund since January 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Emil A. Gjester

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weighting within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, OCTOBER 9, 2001 TO JANUARY 31, 2005

               CMG STRATEGIC EQUITY FUND    S&P 500 INDEX
 10/9/2001           $     10,000           $     10,000
10/31/2001           $     10,100           $     10,033
11/30/2001           $     11,040           $     10,803
12/31/2001           $     11,386           $     10,898
 1/31/2002           $     11,315           $     10,738
 2/28/2002           $     11,295           $     10,531
 3/31/2002           $     11,956           $     10,927
 4/30/2002           $     11,816           $     10,265
 5/31/2002           $     11,836           $     10,189
 6/30/2002           $     11,286           $      9,464
 7/31/2002           $     10,494           $      8,726
 8/31/2002           $     10,565           $      8,783
 9/30/2002           $      9,633           $      7,828
10/31/2002           $     10,154           $      8,517
11/30/2002           $     11,025           $      9,019
12/31/2002           $     10,357           $      8,490
 1/31/2003           $     10,105           $      8,267
 2/28/2003           $      9,954           $      8,143
 3/31/2003           $      9,924           $      8,222
 4/30/2003           $     10,800           $      8,900
 5/31/2003           $     11,606           $      9,369
 6/30/2003           $     11,757           $      9,489
 7/31/2003           $     12,150           $      9,656
 8/31/2003           $     12,603           $      9,844
 9/30/2003           $     12,462           $      9,739
10/31/2003           $     13,137           $     10,291
11/30/2003           $     13,398           $     10,381
12/31/2003           $     14,009           $     10,925
 1/31/2004           $     14,256           $     11,126
 2/29/2004           $     14,513           $     11,281
 3/31/2004           $     14,543           $     11,111
 4/30/2004           $     14,338           $     10,936
 5/31/2004           $     14,430           $     11,086
 6/30/2004           $     14,799           $     11,301
 7/31/2004           $     14,163           $     10,927
 8/31/2004           $     14,214           $     10,971
 9/30/2004           $     14,542           $     11,089
10/31/2004           $     14,676           $     11,259
11/30/2004           $     15,455           $     11,715
12/31/2004           $     15,962           $     12,113
 1/31/2005           $     15,573           $     11,818

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                            6-MONTH
                           INCEPTION      (CUMULATIVE)     1-YEAR   LIFE
CMG Strategic Equity Fund   10/09/01          9.95          9.23    14.31
S&P 500 Index                                 8.16          6.23     5.17

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                            6-MONTH
                           INCEPTION      (CUMULATIVE)     1-YEAR   LIFE
CMG Strategic Equity Fund   10/09/01          7.86         13.95    15.60
S&P 500 Index                                 7.19         10.88     6.12

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from October 9, 2001.

The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG STRATEGIC EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
  ACTUAL   HYPOTHETICAL        ACTUAL  HYPOTHETICAL    ACTUAL  HYPOTHETICAL
 1,000.00    1,000.00         1,099.51    1,023.19     2.12        2.04              0.40

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                               (UNAUDITED)
                                               SIX MONTHS          YEAR            PERIOD           YEAR             PERIOD
                                                  ENDED            ENDED            ENDED           ENDED             ENDED
                                               JANUARY 31,        JULY 31,         JULY 31,       OCTOBER 31,      OCTOBER 31,
                                                  2005             2004            2003(a)           2002            2001(b)
                                               -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $     13.80      $     12.06      $     10.14      $     10.10      $     10.00
                                               -----------      -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              0.08(c)          0.12(c)          0.10(c)          0.11(c)             -(d)
   Net realized and unrealized gain (loss)
     on investments and foreign currency              1.31             1.87             1.88            (0.05)            0.10
                                               -----------      -----------      -----------      -----------      -----------
      Total from investment operations                1.39             1.99             1.98             0.06             0.10
                                               -----------      -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                        (0.14)           (0.09)           (0.06)           (0.02)               -
   From net realized gains                           (0.72)           (0.16)               -                -                -
                                               -----------      -----------      -----------      -----------      -----------
      Total distributions declared to
        shareholders                                 (0.86)           (0.25)           (0.06)           (0.02)               -
                                               -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                 $     14.33      $     13.80      $     12.06      $     10.14      $     10.10
                                               ===========      ===========      ===========      ===========      ===========

Total return (e)(f)                                   9.95%(g)        16.58%           19.66%(g)         0.53%            1.00%(g)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $   735,319      $   618,714      $   370,620      $   188,179      $    36,942
Ratio of net expenses to
   average net assets (h)                             0.40%(i)         0.40%            0.40%(i)         0.40%            0.40%(i)
Ratio of net investment income to
   average net assets (h)                             1.13%(i)         0.88%            1.22%(i)         1.01%            0.04%(i)
Waiver/reimbursement                                  0.03%(i)         0.05%            0.05%(i)         0.07%            0.80%(i)
Portfolio turnover rate                                 30%(g)           81%              78%(g)          172%              14%(g)

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (82.8%)
Consumer Discretionary (9.6%)
   Auto Components (0.9%)
      Modine Manufacturing Co.                                              85,350   $   2,691,086
      Nokian Renkaat Oyj                                                    28,760       4,135,978
                                                                                     -------------
                                                                                         6,827,064
                                                                                     -------------
   Automobiles (0.0%)
      Brilliance China Automotive Holdings Ltd., ADR                        10,000         177,500
                                                                                     -------------
   Hotels, Restaurants & Leisure (0.4%)
      Fairmont Hotels & Resorts, Inc.                                       40,000       1,249,200
      Six Flags, Inc. (a)                                                  100,000         428,000
      Yum! Brands, Inc.                                                     30,000       1,390,500
                                                                                     -------------
                                                                                         3,067,700
                                                                                     -------------
   Household Durables (0.7%)
      Ekornes ASA                                                           70,000       1,617,874
      Matsushita Electric Industrial Co. Ltd., ADR                         125,000       1,865,000
      Pioneer Corp., ADR                                                    40,000         694,400
      Sony Corp., ADR                                                       22,500         832,950
                                                                                     -------------
                                                                                         5,010,224
                                                                                     -------------
   Internet & Catalog Retail (0.9%)
      1-800-FLOWERS.COM, Inc., Class A (a)                                 100,000         735,000
      eBay, Inc. (a)                                                        42,500       3,463,750
      IAC/InterActiveCorp (a)                                               82,500       1,998,975
                                                                                     -------------
                                                                                         6,197,725
                                                                                     -------------
   Leisure Equipment & Products (0.3%)
      Eastman Kodak Co.                                                     60,000       1,985,400
                                                                                     -------------
   Media (3.9%)
      Cablevision Systems Corp., Class A (a)                                30,000         821,700
      Comcast Corp., Class A (a)                                           100,000       3,161,000
      DIRECTV Group, Inc. (a)                                               75,000       1,128,750
      Entravision Communications Corp., Class A (a)                         90,000         720,000
      Fox Entertainment Group, Inc., Class A (a)                            20,000         673,000
      Grupo Televisa SA, ADR                                                75,000       4,412,250
      John Wiley & Sons, Inc., Class A                                      30,000       1,009,500
      Liberty Media Corp., Class A (a)                                     170,000       1,774,800
      Liberty Media International, Inc., Class A (a)                         7,500         339,600
      Media General, Inc., Class A                                          52,500       3,358,425
      News Corp., Class B                                                  136,828       2,326,076
      Pixar, Inc. (a)                                                       20,000       1,743,400
      Time Warner, Inc. (a)                                                150,815       2,714,670

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
   Media (continued)
      Viacom, Inc., Class B                                                 80,310   $   2,998,775
      Westwood One, Inc. (a)                                                75,000       1,811,250
                                                                                     -------------
                                                                                        28,993,196
                                                                                     -------------
   Multiline Retail (1.7%)
      Big Lots, Inc. (a)                                                   158,000       1,779,080
      Dillard's, Inc., Class A                                              77,500       2,033,600
      Dollar General Corp.                                                  75,000       1,515,750
      May Department Stores Co.                                             82,500       2,796,750
      Saks, Inc. (a)                                                       100,000       1,423,000
      Stockmann Oyj ABP, Class B                                            94,750       2,903,174
                                                                                     -------------
                                                                                        12,451,354
                                                                                     -------------
   Specialty Retail (0.8%)
      CarMax, Inc. (a)                                                      87,996       2,545,724
      PETsMART, Inc.                                                        30,000         906,900
      Restoration Hardware, Inc. (a)                                       100,000         575,000
      Weight Watchers International, Inc. (a)                               40,000       1,874,400
                                                                                     -------------
                                                                                         5,902,024
                                                                                     -------------
Consumer Staples (7.5%)
   Beverages (1.4%)
      Coca-Cola Co.                                                         97,500       4,045,275
      Coca-Cola Femsa, SA de CV, ADR                                        90,000       2,333,700
      Coca-Cola Hellenic Bottling Co. SA                                    65,000       1,541,410
      PepsiCo, Inc.                                                         40,000       2,148,000
                                                                                     -------------
                                                                                        10,068,385
                                                                                     -------------
   Food & Staples Retailing (1.7%)
      Albertson's, Inc.                                                    108,500       2,482,480
      United Natural Foods, Inc. (a)                                        80,000       2,528,800
      Wal-Mart Stores, Inc.                                                 40,000       2,096,000
      Walgreen Co.                                                         137,500       5,858,875
                                                                                     -------------
                                                                                        12,966,155
                                                                                     -------------
   Food Products (1.5%)
      Campbell Soup Co.                                                     40,000       1,172,800
      Delta & Pine Land Co.                                                 40,000       1,177,600
      General Mills, Inc.                                                   40,000       2,119,600
      Hain Celestial Group, Inc. (a)                                        40,000         804,800
      Kellogg Co.                                                           30,000       1,339,200
      Tyson Foods, Inc., Class A                                            62,500       1,073,125
      Unilever NV, NY Registered Shares                                     50,000       3,265,500
                                                                                     -------------
                                                                                        10,952,625
                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
   Household Products (0.6%)
      Kimberly-Clark Corp.                                                  32,500   $   2,129,075
      Procter & Gamble Co.                                                  40,000       2,129,200
                                                                                     -------------
                                                                                         4,258,275
                                                                                     -------------
   Personal Products (1.7%)
      Avon Products, Inc.                                                   75,000       3,166,500
      Gillette Co.                                                         118,050       5,987,496
      L'Oreal SA                                                            32,500       2,435,478
      Natura Cosmeticos SA                                                  37,800         925,448
                                                                                     -------------
                                                                                        12,514,922
                                                                                     -------------
   Tobacco (0.6%)
      Altria Group, Inc.                                                    67,500       4,308,525
                                                                                     -------------
Energy (8.6%)
   Energy Equipment & Services (5.1%)
      Cooper Cameron Corp. (a)                                              57,500       3,243,575
      Core Laboratories NV (a)                                              67,500       1,457,325
      GlobalSantaFe Corp.                                                   30,275       1,070,524
      Halliburton Co.                                                      100,000       4,113,000
      Input/Output, Inc. (a)                                               275,000       1,732,500
      Schlumberger Ltd.                                                    100,000       6,804,000
      TGS Nopec Geophysical Co., ASA (a)                                   160,000       4,050,187
      Transocean, Inc. (a)                                                 137,500       6,050,000
      Varco International, Inc. (a)                                        132,500       4,055,825
      Weatherford International Ltd. (a)                                    37,500       2,035,125
      Willbros Group, Inc. (a)                                             150,000       3,216,000
                                                                                     -------------
                                                                                        37,828,061
                                                                                     -------------
   Oil & Gas (3.5%)
      Anadarko Petroleum Corp.                                              30,000       1,986,300
      BP PLC, ADR                                                           62,500       3,726,250
      ConocoPhillips                                                        35,000       3,247,650
      Devon Energy Corp.                                                    20,000         813,400
      Exxon Mobil Corp.                                                     72,500       3,741,000
      McMoRan Exploration Co. (a)                                          100,000       1,690,000
      Newfield Exploration Co. (a)                                          65,000       3,978,000
      Petroleo Brasileiro SA, ADR                                           40,000       1,626,000
      Unocal Corp.                                                          32,500       1,546,025
      Valero Energy Corp.                                                   20,000       1,040,600
      Williams Companies, Inc.                                             125,000       2,101,250
                                                                                     -------------
                                                                                        25,496,475
                                                                                     -------------
Financials (10.8%)
   Capital Markets (1.9%)
      Bank of New York Co., Inc.                                            75,000       2,228,250
      Charles Schwab Corp.                                                 180,000       2,023,200

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
   Capital Markets (continued)
      Morgan Stanley                                                        97,500   $   5,456,100
      Nikko Cordial Corp.                                                  170,000         802,607
      Nomura Holdings, Inc., ADR                                           125,000       1,653,750
      Piper Jaffray Companies, Inc. (a)                                     49,950       1,977,021
                                                                                     -------------
                                                                                        14,140,928
                                                                                     -------------
   Commercial Banks (2.6%)
      Allied Irish Banks PLC, ADR                                           30,000       1,194,000
      Fifth Third Bancorp                                                   37,500       1,742,625
      HSBC Holdings PLC, ADR                                                42,500       3,528,775
      Mitsubishi Tokyo Financial Group, Inc., ADR                          325,000       3,094,000
      SunTrust Banks, Inc.                                                  32,500       2,340,650
      U.S. Bancorp                                                          72,500       2,178,625
      Wachovia Corp.                                                        25,000       1,371,250
      Zions Bancorporation                                                  47,500       3,221,450
                                                                                     -------------
                                                                                        18,671,375
                                                                                     -------------
   Consumer Finance (0.7%)
      American Express Co.                                                  76,700       4,091,945
      MBNA Corp.                                                            50,000       1,329,000
                                                                                     -------------
                                                                                         5,420,945
                                                                                     -------------
   Diversified Financial Services (1.7%)
      Citigroup, Inc.                                                       83,283       4,085,031
      GATX Corp.                                                            72,500       2,159,050
      Instinet Group, Inc. (a)                                             100,000         616,000
      JPMorgan Chase & Co.                                                 147,026       5,488,481
                                                                                     -------------
                                                                                        12,348,562
                                                                                     -------------
   Insurance (3.2%)
      American International Group, Inc.                                    52,724       3,495,074
      Berkshire Hathaway, Inc., Class B (a)                                  2,500       7,485,275
      Chubb Corp.                                                           20,000       1,489,600
      Cincinnati Financial Corp.                                            31,500       1,389,780
      Hannover Rueckversicherung AG, Registered Shares                      92,500       3,563,001
      Jefferson-Pilot Corp.                                                 40,000       1,996,000
      Marsh & McLennan Companies, Inc.                                      40,000       1,300,000
      PartnerRe Ltd.                                                        10,000         633,700
      St. Paul Travelers Companies, Inc.                                    62,510       2,346,626
                                                                                     -------------
                                                                                        23,699,056
                                                                                     -------------
   Real Estate (0.3%)
      Mitsubishi Estate Co., Ltd.                                          100,000       1,263,818
      Post Properties, Inc., REIT                                           30,000         950,400
                                                                                     -------------
                                                                                         2,214,218
                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
   Thrifts & Mortgage Finance (0.4%)
      Freddie Mac                                                           42,500   $   2,774,825
                                                                                     -------------
Health Care (14.8%)
   Biotechnology (2.3%)
      Abgenix, Inc. (a)                                                    100,000         878,000
      Amgen, Inc. (a)                                                       62,500       3,890,000
      Applera Corp. - Applied Biosystems Group                             125,000       2,506,250
      Biogen Idec, Inc. (a)                                                 87,500       5,684,000
      Chiron Corp. (a)                                                      40,000       1,314,000
      MedImmune, Inc. (a)                                                   50,000       1,182,750
      Protein Design Labs, Inc. (a)                                         75,000       1,512,750
                                                                                     -------------
                                                                                        16,967,750
                                                                                     -------------
   Health Care Equipment & Supplies (4.1%)
      Alcon, Inc.                                                           42,500       3,366,000
      Baxter International, Inc.                                           100,000       3,376,000
      Boston Scientific Corp. (a)                                           60,000       1,983,600
      Cooper Companies, Inc.                                                19,501       1,495,727
      Cyberonics, Inc. (a)                                                  60,000       1,510,200
      Cytyc Corp. (a)                                                       30,000         751,500
      Guidant Corp.                                                         10,000         724,900
      Haemonetics Corp. (a)                                                 62,500       2,429,375
      Hospira, Inc. (a)                                                    100,350       2,899,111
      Kinetic Concepts, Inc. (a)                                            28,000       1,820,000
      Kyphon, Inc. (a)                                                      50,000       1,373,500
      Medtronic, Inc.                                                       67,500       3,543,075
      Millipore Corp. (a)                                                   30,000       1,305,900
      Steris Corp. (a)                                                      40,000         948,800
      Zimmer Holdings, Inc. (a)                                             40,000       3,154,000
                                                                                     -------------
                                                                                        30,681,688
                                                                                     -------------
   Health Care Providers & Services (3.3%)
      Accredo Health, Inc. (a)                                              75,000       2,233,500
      Andrx Corp. (a)                                                       85,000       1,856,400
      Cardinal Health, Inc.                                                 10,000         563,200
      Community Health Systems, Inc. (a)                                    67,500       1,956,150
      Health Management Associates, Inc., Class A                           40,000         883,200
      HEALTHSOUTH Corp. (a)                                                125,000         731,250
      Henry Schein, Inc. (a)                                                42,500       2,892,550
      Laboratory Corp. of America Holdings (a)                              10,000         478,500
      LifePoint Hospitals, Inc. (a)                                         30,000       1,134,000
      McKesson Corp.                                                       100,000       3,449,000
      Omnicare, Inc.                                                        40,000       1,230,000
      Quest Diagnostics, Inc.                                               20,000       1,906,000
      Triad Hospitals, Inc. (a)                                             30,000       1,220,700
      UnitedHealth Group, Inc.                                              27,500       2,444,750
      WebMD Corp. (a)                                                      150,000       1,132,500
                                                                                     -------------
                                                                                        24,111,700
                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
   Pharmaceuticals (5.1%)
      Abbott Laboratories                                                   98,500   $   4,434,470
      Dr. Reddy's Laboratories Ltd., ADR                                    50,000         845,000
      Elan Corp. PLC, ADR (a)                                              132,500       3,568,225
      Eli Lilly & Co.                                                       87,500       4,746,000
      Gedeon Richter Ltd.                                                   20,000       2,624,352
      Merck & Co., Inc.                                                     52,500       1,472,625
      Novartis AG, ADR                                                      75,000       3,591,000
      Pfizer, Inc.                                                         100,092       2,418,223
      Schering-Plough Corp.                                                150,000       2,784,000
      Shire Pharmaceuticals Group PLC, ADR                                  47,500       1,662,500
      Taro Pharmaceuticals Industries Ltd. (a)                              72,500       2,177,900
      Teva Pharmaceutical Industries Ltd., ADR                              30,000         861,900
      Valeant Pharmaceuticals International                                100,000       2,497,000
      Watson Pharmaceuticals, Inc. (a)                                      40,000       1,193,200
      Wyeth                                                                 62,500       2,476,875
                                                                                     -------------
                                                                                        37,353,270
                                                                                     -------------
Industrial (11.4%)
   Aerospace & Defense (0.2%)
      Raytheon Co.                                                          30,000       1,122,000
                                                                                     -------------
   Air Freight & Logistics (0.9%)
      United Parcel Service, Inc., Class B                                  55,000       4,107,400
      YAMATO TRANSPORT Co. Ltd.                                            160,000       2,395,945
                                                                                     -------------
                                                                                         6,503,345
                                                                                     -------------
   Airlines (0.2%)
      Alaska Air Group, Inc. (a)                                            10,000         297,900
      AMR Corp. (a)                                                        100,000         860,000
      Delta Air Lines, Inc. (a)                                             50,000         269,500
                                                                                     -------------
                                                                                         1,427,400
                                                                                     -------------
   Building Products (0.4%)
      American Standard Cos., Inc. (a)                                      32,500       1,301,300
      TOTO Ltd.                                                            150,000       1,362,781
                                                                                     -------------
                                                                                         2,664,081
                                                                                     -------------
   Commercial Services & Supplies (2.5%)
      Avery Dennison Corp.                                                  75,000       4,506,750
      Career Education Corp. (a)                                            30,000       1,208,700
      Cendant Corp.                                                        117,500       2,767,125
      Central Parking Corp.                                                 50,000         714,000
      ChoicePoint, Inc. (a)                                                 47,500       2,185,000
      Cintas Corp.                                                          10,000         435,000
      G & K Services, Inc., Class A                                         40,000       1,783,600
      Ionics, Inc. (a)                                                      32,500       1,425,450

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
   Commercial Services & Supplies (continued)
      Tomra Systems ASA                                                    255,000   $   1,335,100
      Waste Management, Inc.                                                75,000       2,175,000
                                                                                     -------------
                                                                                        18,535,725
                                                                                     -------------
   Construction & Engineering (0.6%)
      Fluor Corp.                                                           30,000       1,606,200
      Insituform Technologies, Inc., Class A (a)                           100,000       1,571,000
      Shaw Group, Inc. (a)                                                  87,500       1,470,875
                                                                                     -------------
                                                                                         4,648,075
                                                                                     -------------
   Electrical Equipment (0.7%)
      Emerson Electric Co.                                                  27,500       1,849,100
      Thomas & Betts Corp. (a)                                             125,000       3,651,250
                                                                                     -------------
                                                                                         5,500,350
                                                                                     -------------
   Industrial Conglomerates (1.9%)
      3M Co.                                                               100,000       8,436,000
      General Electric Co.                                                 117,550       4,247,081
      Siemens AG, ADR                                                       20,000       1,588,200
                                                                                     -------------
                                                                                        14,271,281
                                                                                     -------------
   Machinery (3.0%)
      Bucyrus International, Inc., Class A                                  42,500       1,559,750
      Caterpillar, Inc.                                                     50,000       4,455,000
      Eaton Corp.                                                           60,000       4,079,400
      Flowserve Corp. (a)                                                   40,000         998,000
      Hitachi Construction Machinery Co. Ltd.                              125,000       1,787,352
      Kaydon Corp.                                                          62,500       1,939,375
      Navistar International Corp. (a)                                      50,000       1,946,000
      Pall Corp.                                                            50,000       1,346,500
      Parker Hannifin Corp.                                                 17,500       1,140,300
      Timken Co.                                                           100,000       2,576,000
                                                                                     -------------
                                                                                        21,827,677
                                                                                     -------------
   Marine (0.6%)
      A.P. Moller - Maersk                                                     275       2,255,955
      Finnlines Oyj                                                        110,000       1,926,990
                                                                                     -------------
                                                                                         4,182,945
                                                                                     -------------
   Road & Rail (0.1%)
      Kansas City Southern (a)                                              47,500         829,350
                                                                                     -------------
   Trading Companies & Distributors (0.3%)
      Fastenal Co.                                                          40,000       2,405,200
                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
Information Technology (10.7%)
   Communications Equipment (2.0%)
      Cisco Systems, Inc. (a)                                              125,680   $   2,267,267
      Motorola, Inc.                                                        50,400         793,296
      Nokia Oyj, ADR                                                       100,000       1,528,000
      Packeteer, Inc. (a)                                                   97,500       1,421,550
      Polycom, Inc. (a)                                                    100,000       1,728,000
      QUALCOMM, Inc.                                                        72,500       2,699,900
      Tandberg ASA                                                         220,000       2,386,718
      UTStarcom, Inc. (a)                                                  100,000       1,643,000
                                                                                     -------------
                                                                                        14,467,731
                                                                                     -------------
   Computers & Peripherals (1.1%)
      Brocade Communications Systems, Inc. (a)                             100,000         620,000
      EMC Corp. (a)                                                        101,650       1,331,615
      Hypercom Corp. (a)                                                   100,000         551,000
      International Business Machines Corp.                                 37,500       3,503,250
      NEC Corp., ADR                                                       175,000       1,006,250
      Sun Microsystems, Inc. (a)                                           250,000       1,090,000
                                                                                     -------------
                                                                                         8,102,115
                                                                                     -------------
   Electronic Equipment & Instruments (0.7%)
      Celestica, Inc. (a)                                                  125,000       1,631,250
      Molex, Inc.                                                           30,000         861,600
      Murata Manufacturing Co. Ltd.                                         18,000         940,188
      Symbol Technologies, Inc.                                             82,500       1,509,750
                                                                                     -------------
                                                                                         4,942,788
                                                                                     -------------
   Internet Software & Services (0.5%)
      Yahoo!, Inc. (a)                                                     115,000       4,049,150
                                                                                     -------------
   IT Services (1.6%)
      Automatic Data Processing, Inc.                                       60,000       2,608,800
      Convergys Corp. (a)                                                   85,000       1,214,650
      DST Systems, Inc. (a)                                                100,000       4,848,000
      First Data Corp.                                                      40,000       1,629,600
      Paychex, Inc.                                                         52,500       1,600,725
                                                                                     -------------
                                                                                        11,901,775
                                                                                     -------------
   Office Electronics (0.1%)
      Canon, Inc., ADR                                                      15,000         788,700
                                                                                     -------------
   Semiconductors & Semiconductor Equipment (2.6%)
      Advanced Micro Devices (a)                                            50,000         790,000
      Analog Devices, Inc.                                                  20,000         717,800

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
   Semiconductors & Semiconductor Equipment (continued)
      Applied Materials, Inc. (a)                                           50,000   $     795,000
      FEI Co. (a)                                                           90,000       1,814,400
      Intel Corp.                                                          100,300       2,251,735
      Intersil Corp., Class A                                               65,000         963,950
      Micron Technology, Inc. (a)                                          100,575       1,046,986
      Samsung Electronics Co., Ltd., GDR (b)                                30,000       7,200,000
      Taiwan Semiconductor Manufacturing Co., Ltd., ADR                    100,000         875,000
      Texas Instruments, Inc.                                              104,150       2,417,321
                                                                                     -------------
                                                                                        18,872,192
                                                                                     -------------
   Software (2.1%)
      Business Objects SA, ADR (a)                                          50,000       1,219,500
      Cadence Design Systems, Inc. (a)                                      50,000         666,500
      Check Point Software Technologies (a)                                 75,000       1,821,000
      Microsoft Corp.                                                      275,620       7,243,294
      Novell, Inc. (a)                                                     100,000         577,000
      Oracle Corp. (a)                                                     124,230       1,710,647
      SAP AG, ADR                                                           30,000       1,161,600
      Wind River Systems, Inc. (a)                                         100,000       1,255,000
                                                                                     -------------
                                                                                        15,654,541
                                                                                     -------------
Materials (5.1%)
   Chemicals (2.8%)
      Air Products & Chemicals, Inc.                                        57,500       3,387,325
      Dow Chemical Co.                                                      50,000       2,485,000
      E.I. du Pont de Nemours & Co.                                         67,500       3,210,300
      International Flavors & Fragrances, Inc.                              62,500       2,638,750
      Lyondell Chemical Co.                                                 20,000         588,400
      Potash Corp. of Saskatchewan, Inc.                                    75,000       6,060,000
      Rohm and Haas Co.                                                     30,000       1,327,200
      Zeon Corp.                                                           125,000       1,033,068
                                                                                     -------------
                                                                                        20,730,043
                                                                                     -------------
   Construction Materials (0.2%)
      Vulcan Materials Co.                                                  30,000       1,694,400
                                                                                     -------------
   Containers & Packaging (0.2%)
      Smurfit-Stone Container Corp. (a)                                     75,000       1,128,000
                                                                                     -------------
   Metals & Mining (1.4%)
      Alumina Ltd., ADR                                                     67,500       1,287,225
      AngloGold Ashanti Ltd.                                                20,000         655,400
      Barrick Gold Corp.                                                    50,000       1,093,000
      Companhia Vale do Rio Doce, ADR                                      130,000       3,932,500
      Inco Ltd. (a)                                                         57,500       1,892,325
      Placer Dome, Inc.                                                     75,000       1,278,750
                                                                                     -------------
                                                                                        10,139,200
                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                                         SHARES          VALUE
                                                                     -------------   -------------
Common Stocks (continued)
   Paper & Forest Products (0.5%)
      Bowater, Inc.                                                         30,000   $   1,140,000
      Neenah Paper, Inc.                                                    10,784         343,902
      Votorantim Celulose e Papel SA, ADR                                  133,750       1,956,762
                                                                                     -------------
                                                                                         3,440,664
                                                                                     -------------
Telecommunication Services (2.1%)
   Diversified Telecommunication Services (1.8%)
      BellSouth Corp.                                                       77,500       2,033,600
      Cincinnati Bell, Inc. (a)                                            192,500         818,125
      Citizens Communications Co.                                           30,000         404,700
      Compania Anonima Nacional Telefonos de Venezuela, ADR                125,000       2,476,250
      Philippine Long Distance Telephone Co., ADR                           36,800         956,800
      SBC Communications, Inc.                                              50,000       1,188,000
      TDC A/S, ADR                                                          60,000       1,251,000
      Telekomunikasi Indonesia, ADR                                        100,000       2,075,000
      Verizon Communications, Inc.                                          50,000       1,779,500
                                                                                     -------------
                                                                                        12,982,975
                                                                                     -------------
   Wireless Telecommunication Services (0.3%)
      Millicom International Cellular SA (a)                                62,500       1,336,875
      Mobile TeleSystems, ADR                                               30,000       1,079,400
                                                                                     -------------
                                                                                         2,416,275
                                                                                     -------------
Utilities (2.2%)
   Electric Utilities (1.3%)
      Edison International                                                 100,000       3,247,000
      Exelon Corp.                                                          40,000       1,770,000
      TECO Energy, Inc.                                                    137,500       2,201,375
      TXU Corp.                                                             20,000       1,384,000
      Westar Energy, Inc.                                                   30,000         699,000
                                                                                     -------------
                                                                                         9,301,375
                                                                                     -------------
   Gas Utilities (0.4%)
      NiSource, Inc.                                                       125,000       2,862,500
                                                                                     -------------
   Multi-Utilities & Unregulated Power (0.4%)
      Duke Energy Corp.                                                     60,000       1,607,400
      Oneok, Inc.                                                           57,500       1,592,750
                                                                                     -------------
                                                                                         3,200,150
                                                                                     -------------
   Water Utilities (0.1%)
      American States Water Co.                                             30,700         796,664
                                                                                     -------------
      Total Common Stocks
         (Cost of $485,586,086)                                                        608,778,594
                                                                                     -------------
Investment Company (0.4%)
      iShares MSCI Japan Index Fund
         (Cost of $2,284,000)                                              275,000       2,912,250
                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                                        PAR ($)          VALUE
                                                                     -------------   -------------
Short-Term Obligation (16.4%)
      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/31/05, due 02/01/05 at 2.350%,
         collateralized by a U.S. Treasury Note maturing 08/15/09,
         market value of $123,279,240
         (repurchase proceeds $120,869,890)
         (Cost of $120,862,000)                                      $ 120,862,000   $ 120,862,000
                                                                                     -------------
      Total Investments (99.6%)
         (Cost of $608,732,086) (c)                                                    732,552,844

      Other Assets & Liabilities, Net (0.4%)                                             2,765,993
                                                                                     -------------

      Net Assets (100.0%)                                                            $ 735,318,837
                                                                                     =============

  Notes to Investment Portfolio:

  (a) Non-income producing security.

  (b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the value of this security represents 1.0% of net assets.

  (c) Cost for federal income tax purposes is $608,732,086.

     At January 31, 2005, the Fund held investments in the following sectors:

                                             % OF
     SECTOR (UNAUDITED)                     NET ASSETS
     ------------------                     ----------
     Health Care                               14.8%
     Industrial                                11.4
     Financials                                10.8
     Information Technology                    10.7
     Consumer Discretionary                     9.6
     Energy                                     8.6
     Consumer Staples                           7.5
     Materials                                  5.1
     Utilities                                  2.2
     Telecommunication Services                 2.1
     Investment Company                         0.4
     Short-Term Obligation                     16.4
     Other Assets & Liabilities, Net            0.4
                                             ------
                                              100.0%
                                             ======

     ACRONYM                       NAME
     -------           ----------------------------
       ADR             American Depositary Receipt
       GDR              Global Depositary Receipt
       REIT            Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005 (Unaudited)

ASSETS:
  Investments, at identified cost (including repurchase agreement)       $  608,732,086
                                                                         --------------
  Investments, at value                                                  $  611,690,844
  Repurchase agreement                                                      120,862,000
  Receivable for:
     Investments sold                                                         7,269,128
     Capital stock sold                                                       1,166,183
     Interest                                                                     7,890
     Dividends                                                                  370,588
     Foreign tax reclaims                                                        28,556
  Expense reimbursement due from Investment Advisor                               9,234
  Deferred Trustees' compensation plan                                            2,891
                                                                         --------------
  Total Assets                                                              741,407,314
                                                                         --------------
LIABILITIES:
  Payable to custodian bank                                                     108,738
  Payable for:
     Investments purchased                                                    5,375,200
     Capital stock redeemed                                                     280,752
     Investment advisory fee                                                    245,232
     Transfer agent fee                                                           1,736
     Custody fee                                                                 13,101
  Deferred Trustees' fees                                                         2,891
  Other liabilities                                                              60,827
                                                                         --------------
  Total Liabilities                                                           6,088,477
                                                                         --------------
NET ASSETS                                                               $  735,318,837
                                                                         ==============
NET ASSETS consists of:
  Paid-in capital                                                        $  599,969,037
  Undistributed net investment income                                           286,110
  Accumulated net realized gain                                              11,242,837
  Net unrealized appreciation on:
   Investments                                                              123,820,758
   Foreign currency translations                                                     95
                                                                         --------------
NET ASSETS                                                               $  735,318,837
                                                                         ==============
Shares of capital stock outstanding                                          51,318,830
                                                                         ==============
Net asset value, offering and redemption price per share                 $        14.33
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2005 (Unaudited)

NET INVESTMENT INCOME:
   Income:
      Dividends                                                          $    4,320,960
      Interest                                                                  914,636
      Foreign taxes withheld                                                    (68,967)
                                                                         --------------
         Total Income                                                         5,166,629
                                                                         --------------
   Expenses:
      Investment advisory fee                                                 1,346,510
      Transfer agent fee                                                          2,517
      Trustees' fees                                                              6,994
      Custody fee                                                                26,912
      Non-recurring costs (See Note 8)                                            5,278
      Other expenses                                                             81,315
                                                                         --------------
         Total Expenses                                                       1,469,526
      Expense reimbursements by Investment Advisor                             (116,414)
      Non-recurring costs assumed by Investment Advisor (See Note 8)             (5,278)
      Custody earnings credit                                                    (1,182)
                                                                         --------------
         Net Expenses                                                         1,346,652
                                                                         --------------
   Net Investment Income                                                      3,819,977
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) on:
      Investments                                                            16,628,364
      Foreign currency transactions                                             (25,074)
                                                                         --------------
         Net realized gain                                                   16,603,290
                                                                         --------------
   Net change in unrealized appreciation/depreciation on:
      Investments                                                            41,654,329
      Foreign currency translations                                                (364)
                                                                         --------------
         Net change in unrealized appreciation/depreciation                  41,653,965
                                                                         --------------
   Net Gain                                                                  58,257,255
                                                                         --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $   62,077,232
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          (UNAUDITED)
                                                                          SIX MONTHS
                                                                             ENDED             YEAR ENDED
                                                                        JANUARY 31, 2005      JULY 31, 2004
                                                                        ----------------    ----------------
Operations:
   Net investment income                                                $      3,819,977    $      5,021,621
   Net realized gain on investments and foreign currency transactions         16,603,290          42,218,753
   Net change in unrealized appreciation on investments
     and foreign currency translations                                        41,653,965          30,946,840
                                                                        ----------------    ----------------
   Net increase from operations                                               62,077,232          78,187,214

Distributions declared to shareholders:
   From net investment income                                                 (6,517,434)         (3,979,500)
   From net realized gains                                                   (33,081,757)         (6,937,177)
                                                                        ----------------    ----------------
Total distributions declared to shareholders                                 (39,599,191)        (10,916,677)
                                                                        ----------------    ----------------
Share Transactions:
   Subscriptions                                                              78,151,115         236,903,542
   Distributions reinvested                                                   38,913,286          10,729,185
   Redemptions                                                               (22,937,853)        (66,809,077)
                                                                        ----------------    ----------------
     Net increase in share transactions                                       94,126,548         180,823,650
                                                                        ----------------    ----------------
Net increase in net assets                                                   116,604,589         248,094,187

NET ASSETS:
Beginning of period                                                          618,714,248         370,620,061
                                                                        ----------------    ----------------
End of period                                                           $    735,318,837    $    618,714,248
                                                                        ================    ================
Undistributed net investment income                                     $        286,110    $      2,983,567
                                                                        ================    ================
Changes in Shares:
   Subscriptions                                                               5,409,374          18,201,135
   Issued for distributions reinvested                                         2,670,781             795,344
   Redemptions                                                                (1,591,401)         (4,903,233)
                                                                        ----------------    ----------------
     Net increase                                                              6,488,754          14,093,246
                                                                        ----------------    ----------------

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

January 31, 2005 (Unaudited)

NOTE 1.    ORGANIZATION

CMG Strategic Equity Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL. The Fund seeks long-term growth of capital and total returns greater than those of the market over time.

FUND SHARES. The Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

FEDERAL INCOME TAX STATUS. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.    FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended July 31, 2004 was as follows:

                                      JULY 31, 2004
                                      -------------
DISTRIBUTIONS PAID FROM:
   Ordinary Income*                   $   8,312,541
   Long-Term Capital Gains                2,604,136

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation               $ 131,380,706
Unrealized depreciation                  (7,559,948)
                                      -------------
   Net unrealized appreciation        $ 123,820,758
                                      =============

NOTE 4.    FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the investment advisory fee, each shareholder pays an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges between 0.20% on the first $25 million of the shareholder's net assets in the Fund, to 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for pricing and bookkeeping services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. For the six months ended January 31, 2005, the Fund's annualized effective transfer agent fee was 0.001%

EXPENSE LIMITS AND FEE REIMBURSEMENTS. Columbia has agreed to reimburse the Fund through October 31, 2004 for certain expenses so that the expenses incurred by the Fund, including the investment advisory fee, would not exceed 0.40% of the Fund's average daily net assets. Effective November 1, 2004, Columbia contractually agreed to continue this arrangement through November 30, 2005.

CUSTODY CREDITS. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended January 31, 2005, the Fund paid $730 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5.    PORTFOLIO INFORMATION

For the six months ended January 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $218,525,476 and $172,616,028, respectively.

NOTE 6.    LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended January 31, 2005, the Fund did not borrow under these arrangements.

NOTE 7.    SHARES OF BENEFICIAL INTEREST

As of January 31, 2005, 41.8% of the outstanding shares of the Fund were held by 5 shareholders, each of which owns in excess of 5% of the Fund's shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Fund.

NOTE 8.    DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FOREIGN SECURITIES. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

LEGAL PROCEEDINGS. On February 9, 2005, Columbia, Columbia Funds Distributor, Inc. (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (the "SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended January 31, 2005, Columbia has assumed $5,278 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02110-2624


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2624


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                                   941-03/438U-0205 (03/05) 4655

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 S.W. Fifth Avenue, Portland, Oregon 97201

COLUMBIA MANAGEMENT(R)


CMG CORE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF CMG FUND TRUST


SEMIANNUAL REPORT
JANUARY 31, 2005


                                                    NOT FDIC    MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.       INSURED    NO BANK GUARANTEE

                                TABLE OF CONTENTS

Management Discussion of Fund Performance
  CMG Core Bond Fund                                      1
  CMG Short Term Bond Fund                                6
  CMG Ultra Short Term Bond Fund                         11
  CMG High Yield Fund                                    16

Financial Statements
  Financial Highlights                                   21
  Schedule of Investments                                25
  Statements of Assets and Liabilities                   58
  Statements of Operations                               59
  Statements of Changes in Net Assets                    60
  Notes to Financial Statements                          64

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2005, the CMG Core Bond Fund returned 3.81%. The fund's performance was in line with the Lehman Brothers Aggregate Bond Index, which also returned 3.81%, and the Lipper Corporate Debt Funds A-Rated Category, which averaged 3.88% over the same period.(1) The fund benefited from its emphasis on mortgage-backed securities, which performed well during the period. We believe that the fund's exposure to longer-term bonds, which led a rally late in the period, may have been lower than its peer group and accounted for its slight underperformance. However, we believe that our positioning is appropriate, given the likelihood of rising interest rates in the period ahead.

During the six-month reporting period, short-term rates rose while long-term rates fell, resulting in what is known as a flattening yield curve. The yield curve connects the points on a graph depicting the yields for various Treasury maturities, from short- to long-term.

The rise in short-term rates came as no surprise. On June 30, 2004, the Federal Reserve Board (the Fed) raised a key short-term interest rate--the federal funds rate--for the first time in four years. The Fed indicated that it would continue to raise short-term rates in an effort to control inflation. True to its word, the Fed raised the federal funds rate by one-quarter of one percentage point at each of its four meetings during this reporting period, from 1.25% to 2.25%.(2) The yield on three-month Treasury securities also rose by a full percentage point during the period, while two-year Treasury yields rose by about six-tenths of a percentage point.

The decline in long-term rates was somewhat surprising to investors because it occurred despite weakness in the dollar and high energy prices, both of which tend to lead to higher inflation. Ultimately the Consumer Price Index (CPI), a common measure of inflation, rose 3.3% in 2004. However, the core rate of inflation rose only 2.2%, an indication that energy prices did not spread to the entire economy. Also, foreign central banks have been substantial buyers of dollar-denominated assets, including Treasury obligations with longer maturities. Their purchases helped to bring long-term yields down.

The fund's emphasis on corporate bonds and mortgage-backed securities helped the fund's performance relative to its benchmark. Altogether, 31% of the fund's assets are invested in corporate bonds. This figure is down one percentage point from the level of six months ago, as we have used the rally in the corporate sector to trim our exposure. Mortgage-backed and asset-backed securities accounted for about 54% of the portfolio. We have emphasized CMOs (collateralized mortgage obligations) because they provide slightly better protection against interest-rate shifts than offered by conventional pass-through securities.

Gains from these sectors helped offset a modest shortfall that resulted from the fund's duration, which was slightly lower than the benchmark. Duration is a measure of the fund's sensitivity to interest rates. Generally, we lower duration when we expect interest rates to rise. If we are right, our move helps cushion the fund because interest rates and prices move in opposite directions. However, longer-term interest rates declined during this reporting period and this strategy did not help performance.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2)  The federal funds rate was increased to 2.50% on February 2, 2005.

We have maintained the fund's relatively short duration because we believe that interest rates are likely to rise in 2005. In addition, we have added slightly to the fund's holdings of TIPS (Treasury Inflation-Protected Securities). Although we are not overly concerned about inflation, we viewed these securities as attractively priced.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were (%):

     Federal National Mortgage Association, TBA 5.000% 02/10/2035      9.0
     Federal National Mortgage Association, TBA 5.500% 02/10/2035      3.9
     U.S. Treasury Bonds, 6.250% 08/15/2023                            3.5
     U.S. Treasury Inflation Index Notes, 3.625% 01/15/2008            3.1
     Federal Home Loan Mortgage Corp. TBA 4.500% 02/15/2020            3.0
     Federal Home Loan Mortgage Corp. 4.500% 03/01/2019                2.7
     Federal National Mortgage Association, 5.000% 01/25/2031          2.6
     Federal Home Loan Mortgage Corp. 4.500% 02/01/2019                2.5
     AmeriCredit Automobile Receivable Trust 3.220% 07/06/2008         2.0
     Federal Home Loan Mortgage Corp., Discount Note, 02/09/2005       1.9

We appreciate your continued confidence in the CMG Core Bond Fund.

Leonard A. Aplet has co-managed the CMG Core Bond Fund since September 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.

/s/ Leonard A. Aplet

Richard R. Cutts has co-managed the fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Richard R. Cutts

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 1, 2000 TO JANUARY 31, 2005

                                             LEHMAN BROTHERS
                  CMG CORE BOND FUND      AGGREGATE BOND INDEX
  9/1/2000      $               10,000   $               10,000
 9/30/2000      $               10,075   $               10,063
10/31/2000      $               10,130   $               10,129
11/30/2000      $               10,309   $               10,296
12/31/2000      $               10,522   $               10,487
 1/31/2001      $               10,681   $               10,659
 2/28/2001      $               10,786   $               10,752
 3/31/2001      $               10,844   $               10,806
 4/30/2001      $               10,784   $               10,760
 5/31/2001      $               10,850   $               10,825
 6/30/2001      $               10,897   $               10,866
 7/31/2001      $               11,144   $               11,109
 8/31/2001      $               11,264   $               11,237
 9/30/2001      $               11,424   $               11,368
10/31/2001      $               11,651   $               11,606
11/30/2001      $               11,503   $               11,446
12/31/2001      $               11,445   $               11,373
 1/31/2002      $               11,499   $               11,465
 2/28/2002      $               11,605   $               11,576
 3/31/2002      $               11,426   $               11,384
 4/30/2002      $               11,636   $               11,605
 5/31/2002      $               11,736   $               11,703
 6/30/2002      $               11,823   $               11,804
 7/31/2002      $               11,911   $               11,947
 8/31/2002      $               12,114   $               12,149
 9/30/2002      $               12,295   $               12,345
10/31/2002      $               12,114   $               12,289
11/30/2002      $               12,093   $               12,285
12/31/2002      $               12,281   $               12,539
 1/31/2003      $               12,292   $               12,551
 2/28/2003      $               12,473   $               12,724
 3/31/2003      $               12,458   $               12,714
 4/30/2003      $               12,554   $               12,819
 5/31/2003      $               12,776   $               13,058
 6/30/2003      $               12,731   $               13,031
 7/31/2003      $               12,330   $               12,594
 8/31/2003      $               12,399   $               12,677
 9/30/2003      $               12,730   $               13,013
10/31/2003      $               12,609   $               12,892
11/30/2003      $               12,633   $               12,923
12/31/2003      $               12,741   $               13,054
 1/31/2004      $               12,846   $               13,159
 2/29/2004      $               12,988   $               13,301
 3/31/2004      $               13,090   $               13,401
 4/30/2004      $               12,767   $               13,052
 5/31/2004      $               12,699   $               13,000
 6/30/2004      $               12,773   $               13,074
 7/31/2004      $               12,907   $               13,204
 8/31/2004      $               13,129   $               13,456
 9/30/2004      $               13,178   $               13,492
10/31/2004      $               13,296   $               13,605
11/30/2004      $               13,181   $               13,497
12/31/2004      $               13,319   $               13,621
 1/31/2005      $               13,399   $               13,704

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                              6-MONTH
                                                INCEPTION   (CUMULATIVE)   1-YEAR   LIFE
CMG Core Bond Fund                               9/1/00         3.81        4.29    6.84
Lehman Brothers Aggregate Bond Index                            3.81        4.16    7.39

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                              6-MONTH
                                                INCEPTION   (CUMULATIVE)   1-YEAR   LIFE
CMG Core Bond Fund                               9/1/00         4.27        4.52    6.84
Lehman Brothers Aggregate Bond Index                            4.18        4.34    7.39

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from September 1, 2000.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG CORE BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
  ACTUAL     HYPOTHETICAL      ACTUAL  HYPOTHETICAL    ACTUAL  HYPOTHETICAL
 1,000.00      1,000.00       1,038.11   1,023.95      1.28        1.28             0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Short Term Bond Fund returned 1.36% for the six-month period ended January 31, 2005. The fund outperformed both the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 1-5 Year Government/Corporate Bond Index, which returned 0.58% and 1.22%, respectively, during the period. The fund also outperformed its peer group, the Lipper Short Investment Grade Debt Funds Category, whose average return was 0.94%.(1) The fund's positions in floating-rate securities aided performance during a period of rising short-term interest rates.

The most important development during the period was the sustained effort by the Federal Reserve Board (the Fed) to push short-term interest rates higher. On June 30, 2004, the Fed raised the federal funds rate--the overnight lending rate for banks--from 1.00% to 1.25%. It intervened on four subsequent occasions to raise the federal funds rate in one-quarter percentage point increments to 2.25%.(2) In response to these increases, rates on three-month Treasury securities moved one percentage point higher, while two-year yields rose by about six-tenths of a percentage point. These increases helped boost the fund's yield above the very low yield levels that have prevailed for more than a year. Furthermore, because approximately 27% of the portfolio was invested in floating-rate securities, whose coupons are reset as interest rates change, fund performance received an added boost.

Our overall response to the Fed's interest rate increases was to employ a barbell strategy that minimized our exposure to intermediate (two- to three-year maturity) bonds. This maturity range was the worst-performing segment of the fixed-income market. By using a combination of floating rate securities and 4 to 5 years securities we were able to partially avoid the 2 to 3 year part of the market.

Generally speaking, we made few changes to the fund's sector allocations during the period. Approximately 49% of the fund's assets were devoted to mortgage and asset-backed securities, 36% to corporate obligations with the remainder in Treasuries and a small amount of cash.

Now that the economy has produced several quarters of solid, though unexceptional growth, we expect the Fed to continue to push short-term rates higher for at least the first half of 2005. Overall, the economy is expected to grow at a pace of roughly 3.5% for the year, with inflation, as measured by the Consumer Price Index, at about 2.5%. Although we do not view this amount of inflation as particularly worrisome, we have recently added slightly to the portfolio's holdings of TIPS (Treasury Inflation-Protected Securities). We were able to purchase these securities at attractive prices during January, essentially providing a hedge against higher-than-expected inflation.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2)  On February 2, 2005 the federal funds rate was increased to 2.50%.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were (%):

     U.S. Treasury Inflation Index Bond, 3.625% 01/15/2008             3.0
     SLM Student Loan Trust, 3.416% 01/25/2013                         2.9
     Federal Home Loan Mortgage, 3.000% 06/15/2009                     2.6
     KeyCorp Student Loan Trust, 3.010% 10/25/2025                     2.4
     Countrywide Home Loans, 2.930% 08/25/2018                         2.2
     Federal Home Loan Mortgage, 4.000% 10/15/2026                     2.1
     SLM Student Loan Trust, 2.810% 04/25/2017                         2.0
     United States Treasury Note, 3.500% 11/15/2006                    2.0
     Residential Asset Securitization Trust, 2.980% 02/25/2034         1.9
     Federal Home Loan Mortgage, 4.000% 05/01/2011                     1.7

We appreciate your continued confidence in the CMG Short Term Bond Fund.

Leonard A. Aplet has co-managed the CMG Short Term Bond Fund since February 1998 and has been with the advisor or its predecessors or affiliate organizations since 1987.

/s/ Leonard A. Aplet

Richard R. Cutts has co-managed the fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Richard R. Cutts

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 2, 1998 TO JANUARY 31, 2005

                                 MERRILL LYNCH 1-5 YEAR
                   CMG SHORT      GOVERNMENT/CORPORATE    MERRILL LYNCH 1-3 YEAR
                TERM BOND FUND        BOND INDEX              TREASURY INDEX
  2/2/1998      $       10,000   $               10,000   $               10,000
 2/28/1998      $       10,005   $               10,002   $               10,010
 3/31/1998      $       10,040   $               10,041   $               10,051
 4/30/1998      $       10,099   $               10,088   $               10,098
 5/31/1998      $       10,168   $               10,150   $               10,152
 6/30/1998      $       10,236   $               10,209   $               10,205
 7/31/1998      $       10,279   $               10,255   $               10,253
 8/31/1998      $       10,425   $               10,403   $               10,382
 9/30/1998      $       10,563   $               10,589   $               10,519
10/31/1998      $       10,536   $               10,623   $               10,570
11/30/1998      $       10,561   $               10,608   $               10,561
12/31/1998      $       10,612   $               10,648   $               10,598
 1/31/1999      $       10,691   $               10,701   $               10,640
 2/28/1999      $       10,608   $               10,605   $               10,588
 3/31/1999      $       10,688   $               10,692   $               10,661
 4/30/1999      $       10,723   $               10,727   $               10,695
 5/31/1999      $       10,687   $               10,685   $               10,689
 6/30/1999      $       10,704   $               10,716   $               10,722
 7/31/1999      $       10,695   $               10,728   $               10,756
 8/31/1999      $       10,705   $               10,749   $               10,787
 9/30/1999      $       10,815   $               10,836   $               10,858
10/31/1999      $       10,847   $               10,861   $               10,887
11/30/1999      $       10,875   $               10,879   $               10,908
12/31/1999      $       10,886   $               10,881   $               10,923
 1/31/2000      $       10,879   $               10,857   $               10,918
 2/29/2000      $       10,956   $               10,934   $               10,992
 3/31/2000      $       11,046   $               11,019   $               11,060
 4/30/2000      $       11,040   $               11,027   $               11,088
 5/31/2000      $       11,075   $               11,059   $               11,134
 6/30/2000      $       11,233   $               11,205   $               11,250
 7/31/2000      $       11,316   $               11,284   $               11,321
 8/31/2000      $       11,431   $               11,389   $               11,404
 9/30/2000      $       11,543   $               11,492   $               11,487
10/31/2000      $       11,598   $               11,544   $               11,549
11/30/2000      $       11,743   $               11,676   $               11,658
12/31/2000      $       11,929   $               11,846   $               11,797
 1/31/2001      $       12,094   $               12,017   $               11,944
 2/28/2001      $       12,197   $               12,111   $               12,022
 3/31/2001      $       12,295   $               12,221   $               12,122
 4/30/2001      $       12,301   $               12,229   $               12,155
 5/31/2001      $       12,386   $               12,301   $               12,223
 6/30/2001      $       12,440   $               12,346   $               12,264
 7/31/2001      $       12,639   $               12,544   $               12,402
 8/31/2001      $       12,734   $               12,636   $               12,473
 9/30/2001      $       12,918   $               12,862   $               12,679
10/31/2001      $       13,064   $               13,013   $               12,800
11/30/2001      $       12,973   $               12,935   $               12,772
12/31/2001      $       12,945   $               12,908   $               12,777
 1/31/2002      $       13,010   $               12,946   $               12,802
 2/28/2002      $       13,080   $               13,026   $               12,864
 3/31/2002      $       12,995   $               12,896   $               12,776
 4/30/2002      $       13,104   $               13,074   $               12,919
 5/31/2002      $       13,205   $               13,174   $               12,971
 6/30/2002      $       13,284   $               13,289   $               13,080
 7/31/2002      $       13,352   $               13,459   $               13,240
 8/31/2002      $       13,464   $               13,573   $               13,285
 9/30/2002      $       13,588   $               13,746   $               13,395
10/31/2002      $       13,456   $               13,744   $               13,426
11/30/2002      $       13,452   $               13,720   $               13,384
12/31/2002      $       13,581   $               13,930   $               13,511
 1/31/2003      $       13,599   $               13,937   $               13,510
 2/28/2003      $       13,699   $               14,059   $               13,567
 3/31/2003      $       13,724   $               14,087   $               13,591
 4/30/2003      $       13,774   $               14,151   $               13,617
 5/31/2003      $       13,888   $               14,302   $               13,669
 6/30/2003      $       13,900   $               14,321   $               13,689
 7/31/2003      $       13,713   $               14,136   $               13,615
 8/31/2003      $       13,743   $               14,144   $               13,625
 9/30/2003      $       13,919   $               14,369   $               13,749
10/31/2003      $       13,863   $               14,282   $               13,698
11/30/2003      $       13,866   $               14,280   $               13,691
12/31/2003      $       13,949   $               14,389   $               13,770
 1/31/2004      $       14,008   $               14,442   $               13,798
 2/29/2004      $       14,082   $               14,546   $               13,864
 3/31/2004      $       14,133   $               14,627   $               13,907
 4/30/2004      $       14,018   $               14,399   $               13,774
 5/31/2004      $       13,997   $               14,362   $               13,761
 6/30/2004      $       14,022   $               14,378   $               13,760
 7/31/2004      $       14,085   $               14,461   $               13,809
 8/31/2004      $       14,184   $               14,623   $               13,905
 9/30/2004      $       14,201   $               14,623   $               13,892
10/31/2004      $       14,241   $               14,690   $               13,935
11/30/2004      $       14,212   $               14,589   $               13,865
12/31/2004      $       14,269   $               14,646   $               13,895
 1/31/2005      $       14,279   $               14,641   $               13,887

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                           6-MONTH
                                             INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   LIFE
CMG Short Term Bond                           2/2/98         1.36        1.93     5.58    5.22
Merrill Lynch 1-5 Year Government/Corporate
  Bond Index                                                 1.22        1.34     6.16    5.60
Merrill Lynch 1-3 Year Treasury Index                        0.58        0.67     4.93    4.81

                                                           6-MONTH
                                             INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   LIFE
CMG Short Term Bond                           2/2/98         1.76        2.31     5.56    5.28
Merrill Lynch 1-5 Year Government/Corporate
  Bond Index                                                 1.85        1.77     6.12    5.68
Merrill Lynch 1-3 Year Treasury Index                        0.98        0.91     4.93    4.87

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from February 2, 1998.

The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all US government debt with at least $100 million face value outstanding, and investment-grade rated corporate debt with at least $100 million face value outstanding, with a maturity between 1-5 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes and bonds with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG SHORT TERM BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
  ACTUAL     HYPOTHETICAL      ACTUAL  HYPOTHETICAL   ACTUAL   HYPOTHETICAL
 1,000.00      1,000.00        1,013.61   1,023.95      1.27         1.28           0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Ultra Short Term Bond Fund returned 0.76% for the six-month period ended January 31, 2005. The fund outperformed the return of the Citigroup One-Year U.S. Treasury Bill Index, which was 0.49% for the period. The fund's performance was lower than the Lipper Short Investment Grade Debt Funds Category average, which was 0.94% for the period.(1) We believe our decision to emphasize short-term corporate bonds, in particular floating-rate notes, helped the fund perform better than its benchmark in an environment of sharply rising rates.

The past six months have been challenging for the bond markets. In the face of continued economic growth, the Federal Reserve Board continued to raise short-term interest rates, a course of action set into motion in June, 2004. By year-end, the federal funds rate stood at 2.25% compared to a low of 1.0% in the prior reporting period.(2) This activity had a negative impact on the fund's fixed-income holdings because bond yields and prices move in opposite directions.

During the period, we emphasized corporate securities, asset-backed securities and mortgage-backed bonds due to their yield advantage over US Treasuries. Even during a period of rising interest rates these sectors outperformed short-term Treasuries and agencies.

By the end of the period, approximately 47% of the fund's portfolio was invested in short-term corporate bonds. Asset-backed securities accounted for about 20% and mortgage-backed securities were about 20% of the fund's portfolio. Asset-backed bonds are secured by an issuing corporation's income-producing assets, such as auto, credit card, real estate or equipment loans, while mortgage-backed bonds are secured by a pool of mortgage loans. Both were buoyed by recent economic growth and aided the fund's performance.

The fund was insulated to a degree from rising rates because we increased its position in floating-rate notes, which represented almost half of its corporate position at the end of the period. Floating-rate bonds are less affected by changing interest rates because their yields typically adjust quarterly.

We are comfortable with the fund's current corporate holdings; however, it has become more challenging to identify value in this sector as yields are only fractionally higher than comparable Treasury yields. The asset-backed and mortgage-backed sectors still appear to offer some value. However, their recent outperformance makes these bonds less attractive.

Although floating-rate securities were positive performers during this reporting period, we began reducing their weight in the fund toward the end of the period as part of our strategy to shift the fund's emphasis to longer-maturity bonds with fixed coupons. While it is impossible to predict the timing or extent of future rate increases, we plan to pursue this strategy over the next six months as we expect the federal funds rate to move toward a "neutral" range (generally defined as between 3% and 4%). We also continue to keep a close eye on the economy. Should weaker economic signals emerge, we are prepared to assume a more defensive stance by reducing the portfolio's exposure to corporate securities.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund. Performance as of February 29, 2004 was closest available date to the fund's inception.

(2)  The federal funds rate was increased to 2.50% on February 2, 2005.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2005 were (%):

     United States Treasury Notes, 2.500% 10/31/2006                   3.0
     Federal National Mortgage Association, 5.500% 02/15/2020          3.0
     Federal National Mortgage Association, 6.000% 09/19/2019          3.0
     Federal Home Loan Mortgage Corp., 5.000% 12/01/2019               2.9
     Federal National Mortgage Association, 3.250% 06/28/2006          2.9
     United States Treasury Notes, 1.630% 04/30/2005                   2.5
     Countrywide Home Loans, 4.250% 12/19/2007                         2.3
     SLM, 2.690% 09/15/2006                                            2.2
     Hewlett Packard, 7.150% 06/15/2005                                2.2
     Household Financial, 7.650% 05/15/2007                            2.2

We appreciate your continued confidence in the CMG Ultra Short Term Bond Fund.

Guy C. Holbrook has managed the fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1998.

/s/ Guy C. Holbrook

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MARCH 8, 2004 TO JANUARY 31, 2005

             CMG ULTRA SHORT      CITIGROUP ONE-YEAR
             TERM BOND FUND    U.S. TREASURY BILL INDEX
  3/8/2004   $        10,000   $                 10,000
 3/31/2004   $         9,999   $                 10,006
 4/30/2004   $         9,977   $                  9,979
 5/31/2004   $         9,972   $                  9,977
 6/30/2004   $         9,972   $                  9,974
 7/31/2004   $         9,991   $                  9,996
 8/31/2004   $        10,015   $                 10,025
 9/30/2004   $        10,021   $                 10,022
10/31/2004   $        10,046   $                 10,039
11/30/2004   $        10,042   $                 10,022
12/31/2004   $        10,079   $                 10,038
 1/31/2005   $        10,068   $                 10,044

CUMULATIVE TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                INCEPTION   6-MONTH   LIFE
CMG Ultra Short Term Bond Fund                   3/8/04       0.76    0.68
Citigroup One-Year U.S. Treasury Bill Index                   0.49    0.44

CUMULATIVE TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                INCEPTION   6-MONTH   LIFE
CMG Ultra Short Term Bond Fund                   3/8/04       1.07    0.80
Citigroup One-Year U.S. Treasury Bill Index                   0.64    0.37

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from March 8, 2004.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG ULTRA SHORT TERM BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID       FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)   EXPENSE RATIO (%)
  ACTUAL     HYPOTHETICAL      ACTUAL   HYPOTHETICAL     ACTUAL   HYPOTHETICAL
 1,000.00     1,000.00        1,009.58    1,023.95        1.27        1.28              0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2005, the CMG High Yield Fund returned 5.60%. That was in line with the Merrill Lynch Intermediate BB Index, which returned 5.65%. It was lower than the average return of the Lipper High Current Yield Funds Category, which was 7.28% for the period.(1) We believe that the fund underperformed relative to its peer group because it emphasized higher quality credits at a time when investors favored lower quality segments of the market. However, we will continue to emphasize quality because it is an important part of our strategy to manage risk over the long term.

A strong economy enabled companies in the high-yield universe to improve their cash flows and to reduce their debt. As a result, corporate balance sheets have improved and default rates have continued to decline. The Moody's trailing 12-month issuer-based default rate--a widely monitored indicator of corporate credit quality--is now just 2%, down from 5% at the beginning of 2004 and nearly 11% three years ago.

Although the Federal Reserve Board (the Fed) has pushed short-term rates higher, long-term interest rates have actually declined. This favorable development surprised many market observers, which helped explain the strength of the high-yield rally in late 2004. The fund participated in this rally, but it did not have much exposure to the lower quality credits that led the rally. The fund holds very few securities with credit ratings as low as CCC. The CCC index was up 11.85% for the period, far above the 5.65% gain posted by the higher-quality intermediate BB index.

The energy and utility industries were strong performers during the period, and the fund added to its holdings in both categories. We purchased bonds issued by the Williams Companies (1.2% of net assets), a well known high-yield issuer. Williams Companies is a natural gas and pipeline company that suffered a severe setback beginning three years ago because of its involvement in the ill-fated power trading business. We are optimistic that these bonds have the potential to return to investment-grade quality. We also purchased AES (0.8% of net assets), an independent power producer that has improved its financial position by selling off non-performing assets.

Chemical companies rebounded with the economy in 2004, benefiting fund holdings such as Ethyl and Equistar Chemical (0.5% and 0.6% of net assets, respectively). The fund also owned holdings in several companies that agreed to be acquired during the period. For example, Nextel Communications (1.9% of net assets) agreed to be acquired by Sprint in December.

One specific disappointment during the period was Allied Waste (1.5% of net assets), a non-hazardous solid waste management company. Allied had difficulty controlling its expenses and produced several quarters of substandard earnings. Its rating was downgraded to Caal by Moody's in late 2004. We sold a portion of the holding, but the issue remains in the portfolio because we believe that the company has the potential to generate the free cash flow necessary to reduce its debt burden.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Looking ahead, we believe that the fund is well-positioned with its emphasis on higher quality high-yield bonds. With the current yield advantage of lower quality bonds close to a historical low, investors no longer enjoy a significant yield premium for delving into riskier areas of the market. As a result, we continue to seek higher quality companies with improving business prospects. As the yield spread between lower quality and higher quality bonds narrows, we believe these types of companies have the potential to perform well for the fund.

The fund's top ten issuers (as a percentage of net assets) as of January 31, 2005 were (%):

     Teekay Shipping                                                   2.1
     Peabody Energy                                                    2.1
     Cott Beverages                                                    2.1
     Chesapeake Energy                                                 2.0
     Royal Caribbean Cruises                                           2.0
     Echostar DBS                                                      2.0
     DirecTV Holdings                                                  1.9
     Station Casinos                                                   1.9
     L-3 Communications                                                1.9
     Nextel Communications                                             1.9

We appreciate your continued confidence in the CMG High Yield Fund.

Jeffrey L. Rippey has managed or co-managed the CMG High Yield Fund since its inception in 1994 and has been with the advisor or its predecessors or affiliate organizations since 1981.

/s/ Jeffrey L. Rippey

Kurt M. Havnaer has co-managed the fund since February 2000. He has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kurt M. Havnaer

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 1, 1995 TO JANUARY 31, 2005

                                            MERRILL LYNCH       MERRILL LYNCH U.S. HIGH
                  CMG HIGH YIELD FUND   INTERMEDIATE BB INDEX    YIELD, CASH PAY INDEX
  2/1/1995        $            10,000   $              10,000   $                10,000
02/28/1995        $            10,301   $              10,273   $                10,312
03/31/1995        $            10,389   $              10,394   $                10,455
04/30/1995        $            10,618   $              10,589   $                10,700
05/31/1995        $            10,891   $              10,926   $                11,034
06/30/1995        $            10,984   $              11,024   $                11,118
07/31/1995        $            11,126   $              11,075   $                11,244
08/31/1995        $            11,155   $              11,161   $                11,313
09/30/1995        $            11,317   $              11,283   $                11,442
10/31/1995        $            11,487   $              11,392   $                11,523
11/30/1995        $            11,621   $              11,547   $                11,636
12/31/1995        $            11,816   $              11,713   $                11,823
01/31/1996        $            11,990   $              11,877   $                12,010
02/29/1996        $            12,054   $              11,840   $                12,028
03/31/1996        $            11,901   $              11,763   $                11,996
04/30/1996        $            11,878   $              11,710   $                12,002
05/31/1996        $            11,893   $              11,742   $                12,088
06/30/1996        $            11,910   $              11,853   $                12,161
07/31/1996        $            12,010   $              11,919   $                12,243
08/31/1996        $            12,237   $              12,015   $                12,370
09/30/1996        $            12,453   $              12,219   $                12,636
10/31/1996        $            12,591   $              12,411   $                12,775
11/30/1996        $            12,874   $              12,653   $                13,033
12/31/1996        $            12,962   $              12,675   $                13,133
01/31/1997        $            13,065   $              12,779   $                13,234
02/28/1997        $            13,240   $              12,914   $                13,419
03/31/1997        $            13,043   $              12,793   $                13,270
04/30/1997        $            13,171   $              12,931   $                13,422
05/31/1997        $            13,507   $              13,138   $                13,693
06/30/1997        $            13,673   $              13,322   $                13,901
07/31/1997        $            14,042   $              13,642   $                14,235
08/31/1997        $            14,020   $              13,599   $                14,210
09/30/1997        $            14,221   $              13,794   $                14,446
10/31/1997        $            14,213   $              13,879   $                14,542
11/30/1997        $            14,365   $              13,969   $                14,680
12/31/1997        $            14,533   $              14,098   $                14,819
01/31/1998        $            14,779   $              14,270   $                15,040
02/28/1998        $            14,854   $              14,301   $                15,102
03/31/1998        $            14,943   $              14,380   $                15,232
04/30/1998        $            14,998   $              14,471   $                15,303
05/31/1998        $            15,078   $              14,585   $                15,410
06/30/1998        $            15,188   $              14,683   $                15,487
07/31/1998        $            15,379   $              14,778   $                15,576
08/31/1998        $            14,861   $              14,468   $                14,903
09/30/1998        $            15,149   $              14,735   $                14,932
10/31/1998        $            15,066   $              14,570   $                14,688
11/30/1998        $            15,580   $              14,885   $                15,356
12/31/1998        $            15,597   $              14,989   $                15,360
01/31/1999        $            15,775   $              15,087   $                15,513
02/28/1999        $            15,690   $              15,017   $                15,395
03/31/1999        $            15,832   $              15,175   $                15,527
04/30/1999        $            15,954   $              15,339   $                15,769
05/31/1999        $            15,772   $              15,184   $                15,660
06/30/1999        $            15,742   $              15,175   $                15,631
07/31/1999        $            15,750   $              15,208   $                15,654
08/31/1999        $            15,613   $              15,144   $                15,494
09/30/1999        $            15,615   $              15,205   $                15,436
10/31/1999        $            15,638   $              15,135   $                15,345
11/30/1999        $            15,878   $              15,279   $                15,519
12/31/1999        $            15,971   $              15,363   $                15,600
01/31/2000        $            15,899   $              15,289   $                15,522
02/29/2000        $            15,934   $              15,266   $                15,536
03/31/2000        $            15,829   $              15,164   $                15,319
04/30/2000        $            15,942   $              15,144   $                15,323
05/31/2000        $            15,926   $              15,031   $                15,155
06/30/2000        $            16,289   $              15,361   $                15,414
07/31/2000        $            16,427   $              15,547   $                15,525
08/31/2000        $            16,728   $              15,769   $                15,714
09/30/2000        $            16,709   $              15,679   $                15,623
10/31/2000        $            16,576   $              15,357   $                15,165
11/30/2000        $            16,359   $              15,335   $                14,691
12/31/2000        $            16,826   $              15,629   $                15,009
01/31/2001        $            17,476   $              16,245   $                15,904
02/28/2001        $            17,637   $              16,491   $                16,155
03/31/2001        $            17,541   $              16,627   $                15,942
04/30/2001        $            17,499   $              16,739   $                15,768
05/31/2001        $            17,587   $              17,013   $                16,071
06/30/2001        $            17,358   $              16,889   $                15,740
07/31/2001        $            17,525   $              17,180   $                15,984
08/31/2001        $            17,797   $              17,375   $                16,139
09/30/2001        $            17,062   $              16,508   $                15,104
10/31/2001        $            17,723   $              16,911   $                15,548
11/30/2001        $            18,236   $              17,346   $                16,054
12/31/2001        $            18,057   $              17,191   $                15,940
01/31/2002        $            18,182   $              17,185   $                16,029
02/28/2002        $            18,031   $              17,071   $                15,875
03/31/2002        $            18,265   $              17,430   $                16,253
04/30/2002        $            18,406   $              17,757   $                16,511
05/31/2002        $            18,371   $              17,775   $                16,422
06/30/2002        $            17,891   $              16,435   $                15,255
07/31/2002        $            17,600   $              15,768   $                14,648
08/31/2002        $            17,932   $              16,066   $                15,014
09/30/2002        $            17,848   $              16,001   $                14,774
10/31/2002        $            17,830   $              15,968   $                14,649
11/30/2002        $            18,419   $              16,551   $                15,523
12/31/2002        $            18,562   $              16,781   $                15,758
01/31/2003        $            18,755   $              17,086   $                16,212
02/28/2003        $            18,947   $              17,231   $                16,421
03/31/2003        $            19,284   $              17,441   $                16,847
04/30/2003        $            19,772   $              18,043   $                17,794
05/31/2003        $            19,797   $              18,197   $                17,986
06/30/2003        $            20,067   $              18,548   $                18,477
07/31/2003        $            19,732   $              18,236   $                18,213
08/31/2003        $            19,876   $              18,371   $                18,451
09/30/2003        $            20,319   $              18,854   $                18,944
10/31/2003        $            20,544   $              19,128   $                19,330
11/30/2003        $            20,713   $              19,342   $                19,597
12/31/2003        $            20,957   $              19,634   $                20,052
01/31/2004        $            21,156   $              19,850   $                20,364
02/29/2004        $            21,249   $              19,987   $                20,356
03/31/2004        $            21,479   $              20,229   $                20,499
04/30/2004        $            21,283   $              19,921   $                20,351
05/31/2004        $            20,868   $              19,640   $                20,026
06/30/2004        $            21,094   $              19,854   $                20,318
07/31/2004        $            21,427   $              20,146   $                20,596
08/31/2004        $            21,856   $              20,513   $                20,969
09/30/2004        $            22,194   $              20,759   $                21,261
10/31/2004        $            22,505   $              21,035   $                21,664
11/30/2004        $            22,550   $              21,067   $                21,883
12/31/2004        $            22,645   $              21,271   $                22,209
01/31/2005        $            22,643   $              21,295   $                22,188

AVERAGE ANNUAL TOTAL RETURN AS OF JANUARY 31, 2005 (%)

                                                           6-MONTH
                                             INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   10-YEAR
CMG High Yield Fund                            7/6/94        5.60        6.95     7.32      8.52
Merrill Lynch Intermediate BB Index                          5.65        7.25     6.85      7.85
Merrill Lynch U.S. High Yield, Cash Pay Index                7.74        8.98     7.41      8.30

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                           6-MONTH
                                             INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   10-YEAR
CMG High Yield Fund                            7/6/94        7.36        8.05     7.24      8.68
Merrill Lynch Intermediate BB Index                          7.14        8.33     6.73      8.02
Merrill Lynch U.S. High Yield, Cash Pay Index                9.31       10.76     7.32      8.46

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG HIGH YIELD FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

AUGUST 1, 2004 - JANUARY 31, 2005

   ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
  ACTUAL     HYPOTHETICAL      ACTUAL   HYPOTHETICAL   ACTUAL   HYPOTHETICAL
 1,000.00      1,000.00       1,056.01    1,023.19       2.07        2.04            0.40

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS

              (For a Fund Share Outstanding Throughout Each Period)

                                                (UNAUDITED)
                                                SIX MONTHS        YEAR       PERIOD                                   PERIOD
                                                   ENDED         ENDED        ENDED       YEAR ENDED OCTOBER 31,       ENDED
                                                JANUARY 31,     JULY 31,    JULY 31,     -----------------------    OCTOBER 31,
                                                   2005           2004      2003 (a)       2002           2001        2000 (b)
                                                -----------     --------    --------     --------       --------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.36     $  10.38    $  10.52     $  10.83       $  10.02    $     10.00
                                                -----------     --------    --------     --------       --------    -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                0.20(c)      0.37(c)     0.31(c)      0.56(c)(d)     0.65           0.11
  Net realized and unrealized gain (loss)
    on investments and futures contracts               0.19         0.11       (0.12)       (0.15)(d)       0.81           0.02
                                                -----------     --------    --------     --------       --------    -----------
      Total from investment operations                 0.39         0.48        0.19         0.41           1.46           0.13
                                                -----------     --------    --------     --------       --------    -----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                          (0.22)       (0.41)      (0.33)       (0.58)         (0.65)         (0.11)
  From net realized gains                                 -        (0.09)          -        (0.14)             -(e)           -
                                                -----------     --------    --------     --------       --------    -----------
      Total distributions                             (0.22)       (0.50)      (0.33)       (0.72)         (0.65)         (0.11)
                                                -----------     --------    --------     --------       --------    -----------
NET ASSET VALUE, END OF PERIOD                  $     10.53     $  10.36    $  10.38     $  10.52       $  10.83    $     10.02
                                                ===========     ========    ========     ========       ========    ===========

TOTAL RETURN (f)(g)                                    3.81%(h)     4.67%       1.76%(h)     3.97%         15.01%          1.31%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    77,813     $ 32,810    $ 30,512     $ 27,412       $ 28,774    $    10,866
Ratio of net expenses to average
  net assets (i)                                       0.25%(j)     0.35%       0.40%(j)     0.40%          0.40%          0.40%(j)
Ratio of investment income to average
  net assets (i)                                       3.84%(j)     3.54%       3.95%(j)     5.34%(d)       6.14%          6.57%(j)
Waiver/reimbursement                                   0.10%(j)     0.25%       0.29%(j)     0.16%          0.25%          1.06%(j)
Portfolio turnover rate                                  35%(h)      231%        181%(h)      147%           140%           103%(h)

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on September 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share data by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS

              (For a Fund Share Outstanding Throughout Each Period)

                                                         (UNAUDITED)
                                                         SIX MONTHS                         PERIOD
                                                            ENDED          YEAR ENDED        ENDED
                                                         JANUARY 31,        JULY 31,        JULY 31,
                                                            2005              2004          2003 (a)
                                                         -----------       ----------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     11.95       $    12.01      $   12.15
                                                         -----------       ----------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.19(b)          0.35(b)        0.34(b)
  Net realized and unrealized gain (loss)
    on investments                                             (0.03)           (0.03)         (0.11)
                                                         -----------       ----------      ---------
       Total from investment operations                         0.16             0.32           0.23
                                                         -----------       ----------      ---------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                                   (0.21)           (0.38)         (0.37)
  From net realized gains                                          -                -              -
                                                         -----------       ----------      ---------
      Total distributions                                      (0.21)           (0.38)         (0.37)
                                                         -----------       ----------      ---------
NET ASSET VALUE, END OF PERIOD                           $     11.90       $    11.95      $   12.01
                                                         ===========       ==========      =========
TOTAL RETURN (e)(f)                                             1.36%(g)         2.72%          1.91%(g)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $   109,088       $  119,125      $ 113,193
Ratio of net expenses to average net assets (h)                 0.25%(i)         0.25%          0.25%(i)
Ratio of interest expense to average net assets                    -                -              -(i)(j)
Ratio of net investment income to average
  net assets (h)                                                3.12%(i)         2.91%          3.79%(i)
Waiver/reimbursement                                            0.04%(i)         0.10%          0.08%(i)
Portfolio turnover rate                                           22%(g)           79%            93%(g)

                                                                             YEAR ENDED OCTOBER 31,
                                                         -----------------------------------------------------
                                                            2002              2001         2000         1999
                                                         ---------         ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   12.41         $   11.73    $   11.72    $   12.09
                                                         ---------         ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.59(b)(c)        0.76         0.77         0.72
  Net realized and unrealized gain (loss)
    on investments                                           (0.22)(c)          0.68         0.01        (0.37)
                                                         ---------         ---------    ---------    ---------
       Total from investment operations                       0.37              1.44         0.78         0.35
                                                         ---------         ---------    ---------    ---------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                                 (0.63)            (0.76)       (0.77)       (0.72)
  From net realized gains                                        -                 -            -            -(d)
                                                         ---------         ---------    ---------    ---------
      Total distributions                                    (0.63)            (0.76)       (0.77)       (0.72)
                                                         ---------         ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                           $   12.15         $   12.41    $   11.73    $   11.72
                                                         =========         =========    =========    =========
TOTAL RETURN (e)(f)                                           3.12%            12.62%        6.92%        2.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $ 140,757         $  89,791    $  82,809    $ 144,821
Ratio of net expenses to average net assets (h)               0.25%             0.25%        0.25%        0.25%
Ratio of interest expense to average net assets                  -                 -            -            -
Ratio of net investment income to average
  net assets (h)                                              4.73%(c)          6.27%        6.56%        6.22%
Waiver/reimbursement                                          0.05%             0.08%        0.08%        0.07%
Portfolio turnover rate                                        132%               82%          86%         128%

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the period ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage agreements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS

              (For a Fund Share Outstanding Throughout Each Period)

                                                               (UNAUDITED)
                                                               SIX MONTHS     PERIOD
                                                                 ENDED        ENDED
                                                               JANUARY 31,   JULY 31,
                                                                  2005       2004 (a)
                                                               -----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD                           $      9.88   $  10.00
                                                               -----------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (b)                                           0.09       0.07
  Net realized and unrealized loss on investments                    (0.02)     (0.08)
                                                               -----------   --------
    Total from investment operations                                  0.07      (0.01)
                                                               -----------   --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                                         (0.19)     (0.11)
                                                               -----------   --------

NET ASSET VALUE, END OF PERIOD                                 $      9.76   $   9.88
                                                               ===========   ========
TOTAL RETURN (c)(d)(e)                                                0.76%     (0.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $    68,783   $ 67,235
Ratio of net expenses to average net assets (f)                       0.25%      0.25%
Ratio of net investment income to average net assets (f)              1.85%      1.69%
Waiver/reimbursement (f)                                              0.08%      0.22%
Portfolio turnover rate (e)                                             47%        12%

(a) The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS

              (For a Fund Share Outstanding Throughout Each Period)

                                               (UNAUDITED)
                                               SIX MONTHS              YEAR           PERIOD
                                                  ENDED               ENDED            ENDED
                                               JANUARY 31,           JULY 31,         JULY 31,
                                                  2005                 2004           2003 (a)
                                               -----------          ----------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $      8.00          $     7.90       $    7.55
                                               -----------          ----------       ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               0.26(c)             0.53(c)         0.43(c)
  Net realized and unrealized
    gain (loss) on investments                        0.19                0.14            0.37
                                               -----------          ----------       ---------
      Total from investment operations                0.45                0.67            0.80
                                               -----------          ----------       ---------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                         (0.28)              (0.57)          (0.45)
  From net realized gains                                -                   -               -
                                               -----------          ----------       ---------
      Total distributions declared
        to shareholders                              (0.28)              (0.57)          (0.45)
                                               -----------          ----------       ---------

NET ASSET VALUE, END OF PERIOD                 $      8.17          $     8.00       $    7.90
                                               ===========          ==========       =========
TOTAL RETURN (f)                                      5.60%(g)(h)         8.60%(g)       10.67%(g)(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $   352,203          $  382,157       $ 429,042
Ratio of net expenses to average
    net assets (i)                                    0.40%(j)            0.40%           0.42%(j)
Ratio of investment income
    to average net assets (i)                         6.25%(j)            6.64%           7.32%(j)
Waiver/reimbursement                                  0.02%(j)            0.02%           0.01%(j)
Portfolio turnover rate                                 21%(h)              47%             47%(h)

                                                                YEAR ENDED OCTOBER 31,
                                               -----------------------------------------------------
                                                 2002              2001         2000       1999 (b)
                                               ---------         ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $    8.14         $    8.30    $    8.54    $    8.95
                                               ---------         ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                             0.64(c)(d)        0.72         0.73         0.74
  Net realized and unrealized
    gain (loss) on investments                     (0.58)(d)         (0.16)       (0.24)       (0.41)
                                               ---------         ---------    ---------    ---------
      Total from investment operations              0.06              0.56         0.49         0.33
                                               ---------         ---------    ---------    ---------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                       (0.65)            (0.72)       (0.73)       (0.74)
  From net realized gains                              -                 -            -            -(e)
                                               ---------         ---------    ---------    ---------
      Total distributions declared
        to shareholders                            (0.65)            (0.72)       (0.73)       (0.74)
                                               ---------         ---------    ---------    ---------

NET ASSET VALUE, END OF PERIOD                 $    7.55         $    8.14    $    8.30    $    8.54
                                               =========         =========    =========    =========
TOTAL RETURN (f)                                    0.60%             6.92%        6.01%        3.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $ 286,228         $ 348,979    $ 319,985    $ 271,551
Ratio of net expenses to average
    net assets (i)                                  0.42%             0.44%        0.43%        0.43%
Ratio of investment income
    to average net assets (i)                       7.98%(d)          8.63%        8.70%        8.39%
Waiver/reimbursement                                   -                 -            -            -
Portfolio turnover rate                               62%               59%          56%          62%

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share data by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (30.9%)
Basic Materials (0.9%)
   Forest Products & Paper (0.5%)
      International Paper Co.
         4.250% 01/15/09                                                $       350,000  $       351,260
                                                                                         ---------------
   Metal & Mining (0.4%)
      Alcan, Inc.
         7.250% 03/15/31                                                        275,000          342,532
                                                                                         ---------------
                                                                                                 693,792
                                                                                         ---------------
Communications (3.8%)
   Media (1.2%)
      Cox Communications, Inc.
         7.875% 08/15/09                                                        125,000          141,035
      Jones Intercable, Inc.
         7.625% 04/15/08                                                        375,000          412,466
      Time Warner, Inc.
         6.625% 05/15/29                                                        375,000          412,305
                                                                                         ---------------
                                                                                                 965,806
                                                                                         ---------------
   Telecommunications (2.6%)
      AT&T Wireless Services, Inc.
         8.750% 03/01/31                                                        275,000          377,655
      Deutsche Telekom International Finance BV
         8.500% 06/15/10                                                        325,000          385,811
      Sprint Capital Corp.
         6.875% 11/15/28                                                        200,000          223,590
      Verizon Global Funding Corp.
         7.250% 12/01/10                                                        500,000          569,995
      Vodafone Group PLC
         7.750% 02/15/10                                                        375,000          433,331
                                                                                         ---------------
                                                                                               1,990,382
                                                                                         ---------------
                                                                                               2,956,188
                                                                                         ---------------
Consumer Cyclical (2.8%)
   Auto Manufacturers (1.7%)
      DaimlerChrysler N.A. Holdings Corp.
         8.500% 01/18/31                                                        215,000          275,342
      Ford Motor Credit Co.
         7.375% 10/28/09                                                        550,000          587,202
      General Motors Acceptance Corp.
         7.750% 01/19/10                                                        450,000          473,292
                                                                                         ---------------
                                                                                               1,335,836
                                                                                         ---------------
   Housewares (0.5%)
      Newell Rubbermaid, Inc.
         4.000% 05/01/10                                                        385,000          376,052
                                                                                         ---------------
   Retail (0.6%)
      Lowe's Companies, Inc.
         6.500% 03/15/29                                                        175,000          203,611

                 See Accompanying Notes to Financial Statements.

                                                                             PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Retail (continued)
      Wal-Mart Stores, Inc.
         4.000% 01/15/10                                                $       300,000  $       298,914
                                                                                         ---------------
                                                                                                 502,525
                                                                                         ---------------
                                                                                               2,214,413
                                                                                         ---------------
Consumer Non-Cyclical (3.7%)
   Beverages (1.0%)
      Anheuser-Busch Companies, Inc.
         5.750% 04/01/10                                                         50,000           53,704
      Diageo Capital PLC
         3.375% 03/20/08                                                        250,000          246,362
      Pepsi Americas, Inc.
         3.875% 09/12/07                                                        475,000          475,252
                                                                                         ---------------
                                                                                                 775,318
                                                                                         ---------------
   Commercial Services (0.1%)
      Deluxe Corp.
         3.500% 10/01/07                                                        125,000          122,917
                                                                                         ---------------
   Food (1.2%)
      General Mills, Inc.
         2.625% 10/24/06                                                        400,000          392,980
      Kroger Co.
         6.200% 06/15/12                                                        335,000          366,011
      Safeway, Inc.
         4.950% 08/16/10                                                        170,000          172,295
                                                                                         ---------------
                                                                                                 931,286
                                                                                         ---------------
   Healthcare Services (1.1%)
      Anthem, Inc.
         6.800% 08/01/12                                                        100,000          113,557
      UnitedHealth Group, Inc.
         3.375% 08/15/07                                                        400,000          395,432
      WellPoint Health Network
         6.375% 01/15/12                                                        300,000          331,968
                                                                                         ---------------
                                                                                                 840,957
                                                                                         ---------------
   Household Products/Wares (0.3%)
      Fortune Brands, Inc.
         2.875% 12/01/06                                                        225,000          222,163
                                                                                         ---------------
                                                                                               2,892,641
                                                                                         ---------------
Energy (1.9%)
   Oil & Gas (1.4%)
      ChevronTexaco Capital Co.
         3.500% 09/17/07                                                        200,000          199,488
      Devon Energy Corp.
         7.950% 04/15/32                                                        175,000          229,624
      Marathon Oil Corp.
         6.800% 03/15/32                                                        350,000          403,253
      Occidental Petroleum Corp.
         4.250% 03/15/10                                                        225,000          224,773
                                                                                         ---------------
                                                                                               1,057,138
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Pipelines (0.5%)
      Kinder Morgan Energy Partners
         7.300% 08/15/33                                                $       350,000  $       417,700
                                                                                         ---------------
                                                                                               1,474,838
                                                                                         ---------------
Financials (12.4%)
   Banks (2.9%)
      Marshall & Ilsley Corp.
         4.375% 08/01/09                                                        400,000          402,684
      U.S. Bank N.A. Minnesota
         6.375% 08/01/11                                                        375,000          417,836
      Wachovia Corp.
         4.875% 02/15/14                                                        700,000          704,424
      Wells Fargo Financial, Inc.
         5.900% 05/21/06                                                        700,000          721,644
                                                                                         ---------------
                                                                                               2,246,588
                                                                                         ---------------
   Diversified Financial Services (6.9%)
      American Express Credit Corp.
         3.000% 05/16/08                                                        700,000          683,130
      American General Finance Corp.
         5.375% 09/01/09                                                         50,000           52,313
      Bear Stearns Co., Inc.
         6.500% 05/01/06                                                        200,000          207,298
      Capital One Bank
         4.875% 05/15/08                                                        200,000          204,954
      CIT Group, Inc.
         4.125% 02/21/06                                                        150,000          151,091
      Citigroup, Inc.
         5.000% 09/15/14                                                        430,000          434,635
      Countrywide Home Loans
         2.875% 02/15/07                                                        425,000          417,112
      Goldman Sachs Group, Inc.
         6.345% 02/15/34                                                        325,000          347,737
      HSBC Finance Corp.
         6.400% 06/17/08                                                        455,000          488,629
      JPMorgan Chase & Co.
         5.750% 01/02/13                                                        600,000          639,666
      Lehman Brothers Holdings, Inc.
         4.000% 01/22/08                                                        225,000          225,866
      Merrill Lynch & Co., Inc.
         4.125% 01/15/09                                                        400,000          398,460
      Morgan Stanley & Co.
         4.750% 04/01/14                                                        400,000          393,340
      Pitney Bowes Credit Corp.
         5.750% 08/15/08                                                        225,000          238,754
      SLM Corp.
         5.125% 08/27/12                                                        425,000          439,722
                                                                                         ---------------
                                                                                               5,322,707
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Insurance (1.2%)
      Allstate Financial Global Funding II
         2.625% 10/22/06 (a)                                            $       150,000  $       147,621
      American International Group, Inc.
         2.875% 05/15/08                                                        625,000          605,013
      Genworth Financial, Inc.
         4.750% 06/15/09                                                        200,000          204,648
                                                                                         ---------------
                                                                                                 957,282
                                                                                         ---------------
   Investment Companies (0.5%)
      Credit Suisse First Boston USA, Inc.
         4.625% 01/15/08                                                        400,000          407,756
                                                                                         ---------------
   Real Estate Investment Trusts (0.4%)
      Health Care Property Investors, Inc.
         6.875% 06/08/05                                                        125,000          126,585
         6.450% 06/25/12                                                        175,000          192,355
                                                                                         ---------------
                                                                                                 318,940
                                                                                         ---------------
   Savings & Loans (0.5%)
      Washington Mutual, Inc.
         4.200% 01/15/10                                                        400,000          397,860
                                                                                         ---------------
                                                                                               9,651,133
                                                                                         ---------------
Industrials (3.9%)
   Aerospace & Defense (0.7%)
      Boeing Co.
         6.125% 02/15/33                                                        175,000          194,807
      Lockheed Martin Corp.
         8.500% 12/01/29                                                        160,000          223,963
      United Technologies Corp.
         7.125% 11/15/10                                                        100,000          114,375
                                                                                         ---------------
                                                                                                 533,145
                                                                                         ---------------
   Environmental Control (0.5%)
      Waste Management, Inc.
         7.375% 08/01/10                                                        325,000          371,056
                                                                                         ---------------
   Machinery (0.7%)
      Caterpillar Financial Services Corp.
         3.625% 11/15/07                                                        350,000          348,278
      John Deere Capital
         3.900% 01/15/08                                                        225,000          225,171
                                                                                         ---------------
                                                                                                 573,449
                                                                                         ---------------
   Miscellaneous Manufacturing (1.0%)
      General Electric Co.
         5.000% 02/01/13                                                        750,000          772,522
                                                                                         ---------------
   Transportation (1.0%)
      Canadian National Railway Co.
         7.195% 01/02/16                                                         74,295           88,464

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Transportation (continued)
      CSX Corp.
         4.875% 11/01/09                                                $       300,000  $       306,543
      Union Pacific Corp.
         3.875% 02/15/09                                                        385,000          380,799
                                                                                         ---------------
                                                                                                 775,806
                                                                                         ---------------
                                                                                               3,025,978
                                                                                         ---------------
Technology (0.4%)
   Computers (0.4%)
      International Business Machines Corp.
         5.875% 11/29/32                                                        250,000          271,483
                                                                                         ---------------
Utilities (1.1%)
   Electric (1.0%)
      CenterPoint Energy Houston Electric LLC
         5.750% 01/15/14                                                        350,000          372,964
      Exelon Generation Co. LLC
         6.950% 06/15/11                                                        325,000          366,951
                                                                                         ---------------
                                                                                                 739,915
                                                                                         ---------------
   Gas (0.1%)
      Sempra Energy
         4.750% 05/15/09                                                        100,000          101,342
                                                                                         ---------------
                                                                                                 841,257
                                                                                         ---------------
      Total Corporate Fixed-Income Bonds & Notes
         (Cost of $23,739,765)                                                                24,021,723
                                                                                         ---------------

U.S. Government Agencies & Obligations (42.9%)
Mortgage-Backed Securities (33.4%)
      Federal Home Loan Mortgage Corp.
         3.500% 10/01/18                                                        334,744          317,598
         4.000% 06/01/19                                                        298,629          292,525
         4.500% 02/01/19 - 07/01/19                                           4,546,221        4,545,819
         5.000% 01/01/19 - 05/01/34                                           3,915,202        3,963,460
         5.500% 11/01/17 - 09/01/34                                             610,349          625,736
         6.000% 05/01/17                                                        207,623          217,079
         To Be Announced,
         4.500% 02/15/20 (b)                                                  2,300,000        2,295,688
      Federal Home Loan Mortgage Corp., Discount Note 02/09/05                1,500,000        1,499,207
      Federal National Mortgage Association
         5.000% 10/01/34                                                        680,000          678,813
         5.500% 12/01/33                                                      1,416,236        1,443,937
      Federal National Mortgage Association
         To Be Announced,
         5.000% 12/01/35 (b)                                                  7,000,000        6,982,500
         5.500% 12/01/35 (b)                                                  3,000,000        3,054,375
      Government National Mortgage Association
         7.000% 01/15/32 - 03/15/32                                              77,044           81,799
                                                                                         ---------------
                                                                                              25,998,536
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
U.S. Government Agencies & Obligations (continued)
U.S. Agency Bonds (0.6%)
      Federal Home Loan Bank
         3.000% 05/15/06 (c)                                            $       100,000  $        99,634
         2.250% 09/13/05                                                        375,000          373,439
                                                                                         ---------------
                                                                                                 473,073
                                                                                         ---------------
U.S. Treasury Notes & Bonds (8.9%)
      U.S. Treasury Bond
         6.250% 08/15/23                                                      2,250,000        2,698,506
         7.250% 05/15/16                                                      1,025,000        1,294,903
      U.S. Treasury Inflation Index Notes
         3.625% 01/15/08                                                      2,210,789        2,382,297
      U.S. Treasury Notes
         3.500% 11/15/06                                                        540,000          542,532
                                                                                         ---------------
                                                                                               6,918,238
                                                                                         ---------------
      Total U.S. Government Agencies & Obligations
         (Cost of $33,154,946)                                                                33,389,847
                                                                                         ---------------
Collateralized Mortgage Obligations (15.8%)

Commercial Mortgaged Backed Securities (0.1%)
      NationsLink Funding Corp.
         6.888% 11/10/30                                                         90,000           96,177
                                                                                         ---------------
Collateralized Mortgage Obligations (4.0%)
      Asset Securitization Corp.
         7.400% 10/13/26                                                        546,479          574,683
      Bear Stearns Asset Backed Securities, Inc.
         5.000% 01/25/34                                                        461,423          462,733
      Countrywide Alternative Loan Trust
         2.930% 03/25/34 (d)                                                    245,893          245,386
      Countrywide Home Loans, Inc.
         4.613% 12/19/33 (d)                                                    296,847          291,613
      IMPAC Secured Assets Corp.
         6.360% 08/25/32                                                         40,055           40,059
      Residential Funding Mortgage Securities I, Inc.
         2.930% 07/25/18 (d)                                                    435,784          434,363
      Structured Asset Securities Corp.
         5.500% 07/25/33                                                      1,059,314        1,059,369
                                                                                         ---------------
                                                                                               3,108,206
                                                                                         ---------------
Mortgage-Backed Securities (11.7%)
   Agency Collateralized Mortgage Obligations (11.7%)
      Federal Home Loan Mortgage Corp.
         6.500% 10/15/23                                                        100,000          107,127
         4.500% 10/15/18 - 08/15/28                                           2,150,000        2,149,598
         4.000% 09/15/15 - 10/15/26                                           2,935,000        2,860,441
      Federal National Mortgage Association
         5.000% 01/25/31                                                      2,000,000        2,010,295
         6.500% 07/25/30                                                         58,325           58,807
         4.500% 11/25/14                                                        900,000          907,688

                 See Accompanying Notes to Financial Statements.

                                                                             PAR             VALUE
                                                                        ---------------  ---------------
Collateralized Mortgage Obligations (continued)
   Agency Collateralized Mortgage Obligations (continued)
      Government National Mortgage Association
         4.500% 04/16/28                                                $     1,000,000  $     1,006,775
                                                                                         ---------------
                                                                                               9,100,731
                                                                                         ---------------
      Total Collateralized Mortgage Obligations
         (Cost of $12,304,860)                                                                12,305,114
                                                                                         ---------------
Asset-Backed Securities (4.3%)
      ABFS Mortgage Loan Trust
         4.428% 12/15/33                                                        500,002          479,507
      AmeriCredit Automobile Receivables Trust
         3.220% 07/06/08                                                      1,575,000        1,568,243
      Honda Auto Receivables Owner Trust
         3.000% 05/18/06                                                         72,253           72,304
      IMC Home Equity Loan Trust
         7.310% 11/20/28                                                         67,553           67,645
         7.520% 08/20/28                                                         34,617           34,636
      New Century Home Equity Loan Trust
         2.940% 11/25/33                                                      1,020,000        1,014,268
         7.320% 07/25/29                                                          9,603            9,910
      Wilshire Mortgage Loan Trust
         7.255% 05/25/28                                                         76,831           76,768
                                                                                         ---------------
      Total Asset-Backed Securities
         (Cost of $3,370,211)                                                                  3,323,281
                                                                                         ---------------
Foreign Government Obligations (1.5%)
      Ontario Province
         3.500% 09/17/07                                                        350,000          348,670
      Quebec Province
         6.500% 01/17/06                                                        275,000          283,376
      Republic of Italy
         2.500% 03/31/06                                                        300,000          297,624
      United Mexican States
         7.500% 04/08/33                                                        230,000          257,370
                                                                                         ---------------
      Total Foreign Government Obligations
         (Cost of $1,169,254)                                                                  1,187,040
                                                                                         ---------------
Short-Term Obligations (22.6%)
Repurchase Agreement (19.5%)
      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/31/05, due 02/01/05 at 2.350%,
         collateralized by a U.S. Treasury Note maturing 02/15/12,
         market value of $15,460,200 (repurchase proceeds $15,155,989)
         (Cost of $15,155,000)                                               15,155,000       15,155,000
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Short-Term Obligations (continued)
U.S. Government Agencies (3.1%)
      United States Treasury Bill
         1.910% 02/10/05 (e)                                            $     1,810,000  $     1,809,146
         1.940% 02/10/05 (e)                                                    590,000          589,712
                                                                                         ---------------
                                                                                               2,398,858
                                                                                         ---------------
      Total Short-Term Obligations
         (Cost of $17,553,858)                                                                17,553,858
                                                                                         ---------------
      Total Investments (118.0%)
         (Cost of $91,292,894) (f)                                                            91,780,863
      Other Assets & Liabilities, Net (-18.0%)                                               (13,967,963)
                                                                                         ---------------

      Net Assets (100.0%)                                                                $    77,812,900
                                                                                         ===============

Notes to Investment Portfolio:
  (a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the value of this security represents 0.2% of net assets.
  (b)   Security purchased on a delayed delivery basis.
  (c)   Security pledged as collateral for open futures contracts.
  (d) Variable rate security. The interest rate shown reflects the rate as of January 31, 2005.
  (e)   The rate shown represents the annualized yield at the date of purchase.
  (f)   Cost for federal income tax purposes is $91,395,224.

At January 31, 2005, the Fund held the following open short futures contracts:

                         NUMBER OF                 AGGREGATE FACE  EXPIRATION    UNREALIZED
TYPE                     CONTRACTS      VALUE          VALUE          DATE      APPRECIATION
--------------------------------------------------------------------------------------------
2-Year
U.S. Treasury Note          16      $   3,345,000  $    3,352,000   Mar-2005    $      7,000

                 See Accompanying Notes to Financial Statements.

At January 31, 2005, the Fund held investments in the following sectors:

                                                                         % OF
      SECTORS (UNAUDITED)                                             NET ASSETS
      -------------------                                             ----------
      Mortgage-Backed Securities                                          45.1%
      Financials                                                          12.4
      U.S. Treasury Notes & Bonds                                          8.9
      Asset-Backed Securities                                              4.3
      Collateralized Mortgage Obligations                                  4.1
      Industrials                                                          3.9
      Communications                                                       3.8
      Consumer Non-Cyclical                                                3.7
      Consumer Cyclical                                                    2.8
      Energy                                                               1.9
      Foreign Government Bonds                                             1.5
      Utilities                                                            1.1
      Basic Materials                                                      0.9
      U.S. Agency Bonds                                                    0.6
      Technology                                                           0.4
      Short-Term Obligations                                              22.6
      Other Assets & Liabilities, Net                                    (18.0)
                                                                      ----------
                                                                         100.0%
                                                                      ==========

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                         A Portfolio of CMG Fund Trust
                            SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (35.7%)
Basic Materials (0.5%)
   Forest Products & Paper (0.5%)
      International Paper Co.
         4.250% 01/15/09                                                $       550,000  $       551,980
                                                                                         ---------------

Communications (3.9%)
   Media (1.3%)
      AOL Time Warner, Inc.
         6.125% 04/15/06                                                        565,000          581,922
      Cox Communications, Inc.
         7.875% 08/15/09 (a)                                                    300,000          338,484
      Jones Intercable, Inc.
         7.625% 04/15/08                                                        500,000          549,955
                                                                                         ---------------
                                                                                               1,470,361
                                                                                         ---------------
   Telecommunications (2.6%)
      AT&T Wireless Services, Inc.
         7.500% 05/01/07                                                        550,000          593,439
      Deutsche Telekom International Finance BV
         8.500% 06/15/10                                                        350,000          415,488
      Sprint Capital Corp.
         6.375% 05/01/09                                                        345,000          371,765
      Verizon Global Funding Corp.
         7.600% 03/15/07                                                        825,000          886,702
      Vodafone Group PLC
         7.750% 02/15/10                                                        475,000          548,886
                                                                                         ---------------
                                                                                               2,816,280
                                                                                         ---------------
                                                                                               4,286,641
                                                                                         ---------------
Consumer Cyclical (3.3%)
   Auto Manufacturers (1.8%)
      DaimlerChrysler N.A. Holding Corp.
         4.750% 01/15/08                                                        300,000          304,761
      Ford Motor Credit Co.
         7.375% 10/28/09                                                      1,050,000        1,121,022
      General Motors Acceptance Corp.
         7.750% 01/19/10                                                        500,000          525,880
                                                                                         ---------------
                                                                                               1,951,663
                                                                                         ---------------
   Housewares (0.5%)
      Newell Rubbermaid, Inc.
         2.000% 05/01/05                                                        600,000          598,464
                                                                                         ---------------
   Retail (1.0%)
      Costco Wholesale Corp.
         5.500% 03/15/07                                                        575,000          596,787
      Wal-Mart Stores, Inc.
         4.000% 01/15/10                                                        500,000          498,190
                                                                                         ---------------
                                                                                               1,094,977
                                                                                         ---------------
                                                                                               3,645,104
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
Consumer Non-Cyclical (4.4%)
   Beverages (0.7%)
      Coca-Cola Enterprises, Inc.
         5.750% 11/01/08                                                $       750,000  $       797,595
                                                                                         ---------------
   Commercial Services (0.3%)
      Deluxe Corp.
         3.500% 10/01/07 (a)                                                    300,000          295,035
                                                                                         ---------------
   Cosmetics/Personal Care (0.6%)
      Procter & Gamble Co.
         4.750% 06/15/07                                                        675,000          692,435
                                                                                         ---------------
   Food (1.2%)
      General Mills, Inc.
         2.625% 10/24/06                                                        625,000          614,031
      Kroger Co.
         7.650% 04/15/07                                                        275,000          296,505
      Safeway, Inc.
         4.950% 08/16/10                                                        430,000          435,805
                                                                                         ---------------
                                                                                               1,346,341
                                                                                         ---------------
   Healthcare Services (0.9%)
      Anthem, Inc.
         4.875% 08/01/05                                                        475,000          479,047
      UnitedHealth Group, Inc.
         3.375% 08/15/07                                                        500,000          494,290
                                                                                         ---------------
                                                                                                 973,337
                                                                                         ---------------
   Household Products/Wares (0.7%)
      Fortune Brands, Inc.
         2.875% 12/01/06                                                        725,000          715,858
                                                                                         ---------------
                                                                                               4,820,601
                                                                                         ---------------
Energy (1.8%)
   Oil & Gas (1.8%)
      ChevronTexaco Capital Co.
         3.500% 09/17/07                                                        500,000          498,720
      Devon Energy Corp.
         2.750% 08/01/06                                                        550,000          543,554
      Marathon Oil Corp.
         5.375% 06/01/07                                                        500,000          518,040
      Occidental Petroleum Corp.
         4.250% 03/15/10                                                        425,000          424,571
                                                                                         ---------------
                                                                                               1,984,885
                                                                                         ---------------
Financials (15.8%)
   Banks (3.3%)
      Marshall & Ilsley Corp.
         4.375% 08/01/09                                                        600,000          604,026

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Banks (continued)
      US Bancorp
         3.125% 03/15/08                                                $     1,000,000  $       980,250
      Wachovia Corp.
         3.500% 08/15/08                                                        850,000          839,987
      Wells Fargo Financial, Inc.
         5.900% 05/21/06                                                      1,100,000        1,134,012
                                                                                         ---------------
                                                                                               3,558,275
                                                                                         ---------------
   Diversified Financial Services (9.5%)
      American Express Credit Corp.
         3.000% 05/16/08                                                      1,000,000          975,900
      American General Finance Corp.
         3.000% 11/15/06                                                        250,000          247,072
      Bear Stearns Co., Inc.
         6.500% 05/01/06                                                        600,000          621,894
      Capital One Bank
         4.875% 05/15/08                                                        350,000          358,669
      CIT Group, Inc.
         4.125% 02/21/06                                                        350,000          352,544
      Citigroup, Inc.
         6.750% 12/01/05                                                        950,000          977,636
      Countrywide Home Loans
         2.875% 02/15/07                                                        500,000          490,720
      General Electric Capital Corp.
         4.250% 01/15/08                                                      1,450,000        1,467,139
      Goldman Sachs Group, Inc.
         4.125% 01/15/08                                                        325,000          327,899
      HSBC Finance Corp.
         6.400% 06/17/08                                                        475,000          510,107
      JPMorgan Chase & Co.
         3.800% 10/02/09                                                      1,000,000          982,360
      Lehman Brothers Holdings, Inc.
         4.000% 01/22/08                                                        550,000          552,117
      Merrill Lynch & Co., Inc.
         2.470% 03/10/06                                                        700,000          692,832
      Morgan Stanley
         6.100% 04/15/06                                                        650,000          670,716
      Pitney Bowes Credit Corp.
         5.750% 08/15/08                                                        350,000          371,396
      USA Education
         5.625% 04/10/07                                                        800,000          829,656
                                                                                         ---------------
                                                                                              10,428,657
                                                                                         ---------------
   Insurance (1.6%)
      Allstate Financial Global Funding II
         2.625% 10/22/06 (a)                                                    600,000          590,484
      American International Group, Inc.
         2.875% 05/15/08                                                        650,000          629,213
      Genworth Financial, Inc.
         4.750% 06/15/09                                                        500,000          511,620
                                                                                         ---------------
                                                                                               1,731,317
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Investment Companies (0.3%)
      Credit Suisse First Boston USA, Inc.
         4.625% 01/15/08                                                $       350,000  $       356,786
                                                                                         ---------------
   Real Estate Investment Trusts (0.5%)
      Health Care Property Investors, Inc.
         6.875% 06/08/05                                                        500,000          506,340
                                                                                         ---------------
   Savings & Loans (0.6%)
      Washington Mutual, Inc.
         4.200% 01/15/10                                                        650,000          646,523
                                                                                         ---------------
                                                                                              17,227,898
                                                                                         ---------------
Industrials (4.2%)
   Aerospace & Defense (1.2%)
      Boeing Co.
         8.100% 11/15/06                                                        525,000          564,543
      United Technologies Corp.
         4.875% 11/01/06                                                        700,000          715,183
                                                                                         ---------------
                                                                                               1,279,726
                                                                                         ---------------
   Environmental Control (0.5%)
      Waste Management, Inc.
         7.125% 10/01/07                                                        525,000          568,307
                                                                                         ---------------
   Machinery (1.1%)
      Caterpillar Financial Services Corp.
         3.625% 11/15/07                                                        600,000          597,048
      John Deere Capital
         3.900% 01/15/08                                                        600,000          600,456
                                                                                         ---------------
                                                                                               1,197,504
                                                                                         ---------------
   Transportation (1.4%)
      Canadian National Railway Co.
         6.450% 07/15/06 (b)                                                    600,000          623,544
      CSX Corp.
         6.460% 06/22/05                                                        525,000          531,836
      Union Pacific Corp.
         3.875% 02/15/09                                                        325,000          321,454
                                                                                         ---------------
                                                                                               1,476,834
                                                                                         ---------------
                                                                                               4,522,371
                                                                                         ---------------
Technology (0.5%)
   Computers (0.5%)
      International Business Machines Corp.
         4.250% 09/15/09                                                        580,000          587,754
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Note (coninued)
Utilities (1.3%)
   Electric (0.5%)
      Exelon Generation Co. LLC
         6.950% 06/15/11                                                $       475,000  $       536,313
                                                                                         ---------------
   Gas (0.8%)
      Kinder Morgan Energy Partners LP
         8.000% 03/15/05                                                        585,000          588,481
      Sempra Energy
         4.750% 05/15/09                                                        250,000          253,355
                                                                                         ---------------
                                                                                                 841,836
                                                                                         ---------------
                                                                                               1,378,149
                                                                                         ---------------
      Total Corporate Fixed-Income Bonds & Notes
         (Cost of $38,878,637)                                                                39,005,383
                                                                                         ---------------
Asset-Backed Securities (17.0%)
      AmeriCredit Automobile Receivables Trust
         2.970% 03/06/07                                                        543,137          542,213
      Ameriquest Mortgage Securities, Inc.
         2.880% 05/25/33 (b)                                                    793,659          794,135
      CIT Equipment Collateral Trust
         2.200% 03/20/08                                                        150,000          147,974
      Cityscape Home Equity Loan Trust
         7.410% 05/25/28                                                        124,216          124,260
         7.650% 09/25/25                                                        580,360          579,334
         7.890% 07/25/18                                                        257,993          257,961
         7.940% 10/25/18                                                        122,214          122,216
      ContiMortgage Home Loan Equity Trust
         7.580% 08/15/28                                                        567,616          578,736
      IMC Home Equity Loan Trust
         7.500% 04/25/26                                                        778,615          799,849
         7.520% 08/20/28                                                         82,549           82,595
      KeyCorp Student Loan Trust
         3.246% 01/27/23 (a)(b)                                               1,129,782        1,137,961
         3.010% 10/25/25 (b)                                                  2,600,000        2,620,072
         3.016% 08/27/25 (b)                                                  1,030,818        1,036,664
      New Century Home Equity Loan Trust
         2.900% 01/25/34 (b)                                                  1,461,504        1,467,014
      SLM Student Loan Trust
         2.810% 04/25/17 (b)                                                  2,210,450        2,215,423
         2.966% 01/25/10 (b)                                                  1,122,690        1,125,088
         3.296% 07/25/11 (b)                                                  1,400,000        1,400,602
         3.416% 01/25/13 (b)                                                  3,140,000        3,176,167
      UCFC Home Equity Loan
         6.315% 04/15/30                                                        296,692          304,563
                                                                                         ---------------
      Total Asset-Backed Securities
         (Cost of $18,449,906)                                                                18,512,827
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Collateralized Mortgage Obligations (24.7%)
Commercial Mortgage Backed Securities (1.0%)
      NationsLink Funding Corp.
         6.888% 11/10/30                                                $       500,000  $       534,315
      Nomura Asset Securities Corp.
         7.120% 04/13/39                                                        530,000          549,663
                                                                                         ---------------
                                                                                               1,083,978
                                                                                         ---------------
Collateralized Mortgage Obligations (17.6%)
      Bear Stearns Adjustable Rate Mortgage Trust
         3.515% 06/25/34 (b)                                                  1,000,000        1,024,970
      Bear Stearns Alternatives A Trust
         2.880% 09/25/34 (b)                                                  1,040,455        1,040,384
      Bear Stearns Asset Backed Securities, Inc.
         5.000% 01/25/34                                                      1,155,148        1,158,428
      Countrywide Alternative Loan Trust
         2.930% 03/25/34 (b)                                                  1,373,610        1,370,779
      Countrywide Home Loans
         2.930% 08/25/18 (b)                                                  2,396,196        2,383,328
         3.030% 03/25/34 (b)                                                  1,615,169        1,617,059
      First Horizon Mortgage Pass-Through Trust
         2.980% 06/25/18                                                      1,157,138        1,161,997
         3.030% 03/25/18                                                      1,360,565        1,367,572
      IMPAC CMB Trust
         2.910% 12/25/33                                                        660,750          662,766
      IMPAC Secured Assets Corp.
         6.360% 08/25/32 (b)                                                     91,554           91,562
      Ocwen Residential MBS Corp.
         7.000% 10/25/40 (a)                                                    188,340          190,244
      PNC Mortgage Securities Corp.
         0.000% 04/28/27 (a)(b)                                                  15,587           14,107
      Residential Asset Credit Loans, Inc.
         2.930% 06/25/34 (b)                                                  1,079,614        1,079,614
      Residential Asset Securitization Trust
         2.980% 02/25/34 (b)                                                  2,053,954        2,053,728
         5.500% 07/25/33                                                        917,330          917,165
      SACO I, Inc.
         7.000% 08/25/36                                                        377,815          383,482
      Structured Asset Securities Corporation
         5.750% 04/25/33                                                      1,234,065        1,237,071
      Washington Mutual Mortgage Securities Corp.
         3.030% 03/25/18  06/25/18 (b)                                        1,450,713        1,458,426
                                                                                         ---------------
                                                                                              19,212,682
                                                                                         ---------------
Agency Collateralized Mortgage Obligations (6.1%)
      Federal Home Loan Mortgage Corp.
         3.000% 06/15/09                                                      2,875,289        2,869,734
         4.000% 09/15/15 - 10/15/26                                           2,970,000        2,964,020
         6.500% 11/15/30                                                        305,248          311,809
      Federal National Mortgage Association
         3.080% 09/25/18                                                        518,453          518,684
                                                                                         ---------------
                                                                                               6,664,247
                                                                                         ---------------
      Total Collateralized Mortgage Obligations
         (Cost of $26,939,440)                                                                26,960,907
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
U.S. Governement Agencies & Obligations (13.4%)
Mortgage-Backed Securities (7.2%)
      Federal Home Loan Bank
         2.250% 09/13/05                                                $     1,150,000  $     1,145,214
         4.500% 11/01/19                                                        988,636          987,896
      Federal Home Loan Mortgage Corp.
         4.000% 05/01/11                                                      1,908,155        1,897,279
         4.500% 11/01/07                                                        869,035          873,502
      Federal National Mortgage Association
         4.500% 01/01/20                                                        990,000          989,258
         5.500% 12/01/17 - 11/01/18                                           1,339,198        1,381,877
         6.000% 03/01/09 - 05/01/09                                             538,655          548,046
                                                                                         ---------------
                                                                                               7,823,072
                                                                                         ---------------
U.S. Agency Bonds (1.2%)
      A.I.D. Morocco
         2.906% 05/01/23 (b)                                                    370,000          366,300
      Small Business Administration
         2.875% 10/25/21 - 06/25/22 (b)                                         582,629          582,990
         3.000% 07/25/21 - 11/25/21 (b)                                         114,884          114,525
         3.375% 01/25/17 (b)                                                    276,519          277,109
                                                                                         ---------------
                                                                                               1,340,924
                                                                                         ---------------
U.S. Treasury Notes & Bonds (5.0%)
      U.S. Treasury Inflation Index Bond
         3.625% 01/15/08                                                      3,038,357        3,274,067
      U.S. Treasury Note
         3.500% 11/15/06                                                      2,150,000        2,160,079
                                                                                         ---------------
                                                                                               5,434,146
                                                                                         ---------------
      Total U.S. Government Agencies & Obligations
         (Cost of $14,687,262)                                                                14,598,142
                                                                                         ---------------
Foreign Government Obligations (2.4%)
      Mexico Government International Bond
         4.625% 10/08/08                                                        780,000          787,800
      Province of Ontario
         6.000% 02/21/06                                                        350,000          360,013
      Quebec Province
         6.500% 01/17/06                                                        600,000          618,276
         7.000% 01/30/07                                                         85,000           90,498
      Republic of Italy
         2.500% 03/31/06                                                        750,000          744,060
                                                                                         ---------------
                                                                                               2,600,647
                                                                                         ---------------
      Total Foreign Government Obligations
         (Cost of $2,601,198)                                                                  2,600,647
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR            VALUE
                                                                        ---------------  ---------------
Short-Term Obligations (8.4%)
Repurchase Agreements (5.8%)
      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/31/05, due 02/01/05 at 2.350%,
         collateralized by a U.S. Treasury Bond maturing 02/15/12,
         market value of $6,463,800 (repurchase proceeds $6,334,413)    $     6,334,000  $     6,334,000
                                                                                         ---------------

U.S. Treasury Bill (2.6%)
         1.980% 02/10/2005 (c)                                                2,850,000        2,848,613
                                                                                         ---------------
      Total Short-Term Obligation
         (Cost of $9,182,613)                                                                  9,182,613
                                                                                         ---------------
      Total Investments (101.6%)
         (Cost of $110,739,056) (d)                                                          110,860,519

      Other Assets & Liabilities, Net (-1.6)%                                                 (1,772,996)
                                                                                         ---------------

      Net Assets (100.0%)                                                                $   109,087,523
                                                                                         ===============

Notes to Investment Portfolio:
  (a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, these securities amounted to $2,566,315, which represents 2.4% of net assets.
  (b) Variable rate security. The interest rate shown reflects the rate as of January 31, 2005.
  (c)   The rate shown represents the annualized yield at the date of purchase.
  (d)   Cost for federal income tax purposes is $111,316,796.

At January 31, 2005, the Fund held investments in the following sectors:

                                                                         % OF
      SECTORS (UNAUDITED)                                             NET ASSETS
      -------------------                                             ----------
      Corporate Fixed-Income Bonds & Notes                               35.7%
      U.S. Government Agencies & Obligations                             13.4
      Asset-Backed Securities                                            17.0
      Collateralized Mortgage Obligations                                24.7
      Foreign Government Obligations                                      2.4
      Short-Term Obligations                                              8.4
      Other Assets & Liabilities, Net                                    (1.6)
                                                                      ----------
                                                                        100.0%
                                                                      ==========

                 See Accompanying Notes to Financial Statements.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENT

January 31, 2005 (Unaudited)

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (46.6%)
Communications (3.0%)
   Media (0.4%)
      Time Warner, Inc.
         5.625% 05/01/05                                                $       275,000  $       276,724
                                                                                         ---------------

   Telecommunications (2.6%)
      France Telecom SA
         7.950% 03/01/06                                                        400,000          417,944
      Sprint Capital Corp.
         7.900% 03/15/05                                                        300,000          301,797
      Verizon Global Funding Corp.
         6.750% 12/01/05                                                        536,000          551,201
      Vodafone Group PLC
         7.625% 02/15/05                                                        500,000          500,780
                                                                                         ---------------
                                                                                               1,771,722
                                                                                         ---------------
                                                                                               2,048,446
                                                                                         ---------------
Consumer Cyclical (3.6%)
   Auto Manufacturers (0.9%)
      DaimlerChrysler North America Holding
         2.960% 05/24/06 (a)                                                    600,000          602,952
                                                                                         ---------------

   Retail (2.7%)
      Lowe's Companies, Inc.
         7.500% 12/15/05                                                        400,000          413,640
      Target Corp.
         5.950% 05/15/06                                                        885,000          912,736
         7.500% 02/15/05                                                        560,000          560,896
                                                                                         ---------------
                                                                                               1,887,272
                                                                                         ---------------
                                                                                               2,490,224
                                                                                         ---------------
Consumer Non-Cyclical (3.5%)
   Beverages (0.7%)
      Coca-Cola Co.
         4.000% 06/01/05                                                        500,000          501,770
                                                                                         ---------------

   Commercial Services (0.4%)
      Waste Management, Inc.
         7.000% 05/15/05                                                        245,000          247,418
                                                                                         ---------------

   Food (0.7%)
      Nabisco, Inc.
         6.375% 02/01/05                                                        500,000          500,000
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
Consumer Non-Cyclical (continued)
   Pharmaceuticals (1.4%)
      Abbott Laboratories
         6.800% 05/15/05                                                $       430,000  $       434,821
      Eli Lilly & Co.
         2.410% 08/24/07 (a)                                                    500,000          500,005
                                                                                         ---------------
                                                                                                 934,826
                                                                                         ---------------
   Tobacco (0.3%)
      Altria Group, Inc.
         6.375% 02/01/06                                                        200,000          204,424
                                                                                         ---------------
                                                                                               2,388,438
                                                                                         ---------------
Energy (1.7%)
   Oil & Gas (0.9%)
      Ocean Energy, Inc.
         7.625% 07/01/05                                                        150,000          152,724
      Ras Laffan Liquefied Natural Gas Co., Ltd.
         3.437% 09/15/09 (b)                                                    503,800          491,895
                                                                                         ---------------
                                                                                                 644,619
                                                                                         ---------------
   Pipelines (0.8%)
      Duke Energy Field Services LLC
         7.500% 08/16/05                                                        300,000          306,111
      Kinder Morgan, Inc.
         6.650% 03/01/05                                                        250,000          250,683
                                                                                         ---------------
                                                                                                 556,794
                                                                                         ---------------
                                                                                               1,201,413
                                                                                         ---------------
Financials (28.5%)
   Banks (2.2%)
      Bank of Scotland
         3.500% 11/30/07 (b)                                                  1,000,000          991,400
      Bank One Corp.
         2.581% 02/27/06 (a)                                                    545,000          545,104
                                                                                         ---------------
                                                                                               1,536,504
                                                                                         ---------------
   Diversified Financial Services (23.6%)
      Caterpillar Financial Services Corp.
         2.470% 09/08/06 (a)                                                  1,000,000        1,000,340
      CIT Group, Inc.
         6.625% 06/15/05                                                        448,000          453,945
      Countrywide Home Loans, Inc.
         4.250% 12/19/07                                                      1,580,000        1,590,491
      Ford Motor Credit Co.
         4.950% 01/15/08                                                        350,000          347,414
         6.875% 02/01/06                                                        150,000          153,939
      General Electric Capital Corp.
         2.446% 05/12/06 (a)                                                  1,000,000        1,001,740
         5.350% 03/30/06                                                        500,000          511,355
      Goldman Sachs Group, Inc.
         2.870% 10/27/06 (a)                                                  1,500,000        1,502,130

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Diversified Financial Services (continued)
      Household Financial Corp.
         7.650% 05/15/07                                                $     1,400,000  $     1,515,038
      International Lease Finance Corp.
         5.120% 06/01/05                                                        400,000          402,820
      John Deere Capital Corp.
         2.639% 05/20/05 (a)                                                    250,000          250,135
         2.850% 07/11/05 (a)                                                    800,000          800,272
         4.125% 07/15/05                                                        360,000          361,771
      JPMorgan & Co., Inc.
         6.250% 12/15/05                                                        500,000          510,990
      MBNA America Bank NA
         7.750% 09/15/05                                                        280,000          287,305
      Merrill Lynch & Co.
         2.688% 06/06/06 (a)                                                    700,000          700,168
         2.739% 05/22/06 (a)                                                    800,000          804,971
      Morgan Stanley
         2.510% 11/24/06 (a)                                                  1,500,000        1,501,785
      National Rural Utilities
         2.610% 02/07/05 (a)                                                    690,000          689,959
         6.650% 10/01/05                                                        325,000          332,283
      SLM Corp.
         2.690% 09/15/06 (a)                                                  1,510,000        1,510,649
                                                                                         ---------------
                                                                                              16,229,500
                                                                                         ---------------
   Insurance (2.7%)
      Allstate Corp.
         7.875% 05/01/05                                                        500,000          506,005
      Genworth Financial, Inc.
         2.640% 06/15/07 (a)                                                  1,100,000        1,100,935
      Prudential Financial, Inc.
         4.104% 11/15/06                                                        225,000          226,577
                                                                                         ---------------
                                                                                               1,833,517
                                                                                         ---------------
                                                                                              19,599,521
                                                                                         ---------------
Industrials (3.0%)
   Aerospace & Defense (0.1%)
      Raytheon Co.
         6.500% 07/15/05                                                         67,000           67,969
                                                                                         ---------------

   Electrical Components & Equipment (2.2%)
      Emerson Electric Co.
         6.300% 11/01/05                                                      1,470,000        1,503,751
                                                                                         ---------------

   Transportation (0.7%)
      CSX Corp.
         2.480% 08/03/06 (a)                                                    500,000          500,000
                                                                                         ---------------
                                                                                               2,071,720
                                                                                         ---------------
Technology (2.2%)
   Computers (2.2%)
      Hewlett-Packard Co.
         7.150% 06/15/05                                                      1,500,000        1,522,860
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
Utilities (1.1%)
   Electric (1.1%)
      Wisconsin Electric Power Co.
         3.500% 12/01/07                                                $       750,000  $       743,550
                                                                                         ---------------
      Total Corporate Fixed-Income Bonds & Notes
         (Cost of $32,158,936)                                                                32,066,172
                                                                                         ---------------
U.S. Government Agencies & Obligations (27.3%)
Mortgage-Backed Securities (19.7%)
   FHLMC Collateral (2.9%)
      Federal Home Loan Mortgage Corp.
         5.000% 12/01/19                                                      1,992,693        2,025,409
                                                                                         ---------------

   FNMA Collateral (6.7%)
      Federal National Mortgage Association
         6.000% 09/01/19                                                      1,953,031        2,045,024
         6.500% 07/01/34                                                        466,525          488,871
      To Be Announced,
         5.500% 02/15/20 (c)                                                  2,000,000        2,062,500
                                                                                         ---------------
                                                                                               4,596,395
                                                                                         ---------------
   Sovereign (10.1%)
      Federal Home Loan Bank
         1.625% 04/15/05                                                      1,000,000          997,879
         2.500% 11/15/05 - 03/13/06                                           1,500,000        1,489,748
      Federal Home Loan Mortgage Corp.
         2.750% 10/15/06                                                      1,500,000        1,484,211
         2.810% 02/02/06                                                      1,000,000          996,071
      Federal National Mortgage Association
         3.250% 06/28/06                                                      2,000,000        1,995,410
                                                                                         ---------------
                                                                                               6,963,319
                                                                                         ---------------
                                                                                              13,585,123
                                                                                         ---------------
U.S. Treasury Notes (7.6%)
      U.S. Treasury Notes
         1.500% 07/31/05                                                      1,400,000        1,391,578
         1.625% 04/30/05                                                      1,750,000        1,746,171
         2.500% 10/31/06                                                      2,100,000        2,074,571
                                                                                         ---------------
                                                                                               5,212,320
                                                                                         ---------------
      Total U.S. Government Agencies & Obligations
         (Cost of $18,873,635)                                                                18,797,443
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Asset-Backed Securities (20.1%)
   Agency Collatateral Planned Amortization Class
         Collateralized Mortgage Obligation (3.1%)
      Federal Home Loan Mortgage Corp.
         4.000% 05/15/14                                                $       100,000  $        99,709
         4.250% 03/15/17                                                      1,050,000        1,055,784
      Federal National Mortgage Association
         5.000% 01/25/23                                                        985,793        1,000,544
                                                                                         ---------------
                                                                                               2,156,037
                                                                                         ---------------
   Automobile Asset-Backed Securities (7.0%)
      AmeriCredit Automobile Receivables Trust
         3.930% 10/06/11                                                        500,000          500,847
      DaimlerChrysler Auto Trust
         3.090% 01/08/08                                                        300,000          300,423
      Franklin Auto Trust
         3.130% 11/15/11                                                        500,000          493,085
      Harley-Davidson Motorcycle Trust
         2.630% 11/15/10                                                        275,000          271,125
      Nissan Auto Lease Trust
         2.570% 06/15/09                                                        750,000          744,966
      Onyx Acceptance Grantor Trust
         2.400% 12/15/07                                                        285,000          283,566
         3.090% 09/15/08                                                        500,000          497,015
      Triad Auto Receivables Owner Trust
         1.400% 09/12/07                                                        180,751          179,871
      UPFC Auto Receivables Trust
         1.939% 09/15/05                                                        268,523          268,374
      USAA Auto Owner Trust
         2.930% 07/16/07                                                        300,000          298,755
      Volkswagen Auto Loan Enhanced Trust
         2.270% 10/22/07                                                        203,000          200,700
      WFS Financial Owner Trust
         1.760% 01/21/08                                                        250,568          249,052
         2.850% 09/22/08                                                        500,000          496,480
                                                                                         ---------------
                                                                                               4,784,259
                                                                                         ---------------
   Commercial Mortgage-Backed Securities (0.2%)
      Credit-Based Asset Servicing & Securities
         2.700% 05/25/35 (a)                                                    108,820          108,843
                                                                                         ---------------

   Credit Card Asset-Backed Securities (3.3%)
      Citibank Credit Card Issuance Trust
         2.700% 01/15/08                                                        310,000          308,304
      MBNA Credit Card Master Note Trust
         5.750% 10/15/08                                                        439,000          452,043
      Providian Gateway Master Trust
         3.350% 09/15/11 (b)                                                  1,500,000        1,481,790
                                                                                         ---------------
                                                                                               2,242,137
                                                                                         ---------------
   Home Equity Asset-Backed Securities (5.1%)
      Ameriquest Mortgage Securities, Inc.
         5.000% 06/25/06, I.O. (d)                                           10,050,000          445,416
      Long Beach Mortgage Loan Trust
         4.500% 12/25/06, I.O. (d)                                            6,015,017          307,428

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Asset-Backed Securities (continued)
   Home Equity Asset-Backed Securities (continued)
      Residential Asset Mortgage Products, Inc.
         2.710% 04/25/24 (a)                                            $       641,193  $       641,334
         2.920% 07/25/22                                                        239,256          238,552
         3.420% 10/25/27                                                      1,237,000        1,224,444
         3.810% 01/25/26                                                        700,000          693,791
                                                                                         ---------------
                                                                                               3,550,965
                                                                                         ---------------
   Student Loan Asset-Backed Securities (1.4%)
      Education Loans, Inc.
         2.500% 12/01/36 (a)                                                    950,000          950,000
                                                                                         ---------------
      Total Asset-Backed Securities
         (Cost of $13,891,676)                                                                13,792,241
                                                                                         ---------------
Municipal Bonds (6.1%)
Variable Rate Demand Notes (e) (6.1%)
      CA El Dorado District
         2.950% 03/01/34                                                        500,000          499,890
      FL Educational Loan Marketing Corp.
         2.520% 12/01/36                                                        500,000          500,000
      IL Midwestern University Foundation Education Loan Revenue
         2.500% 10/01/37                                                      1,000,000        1,000,000
      MO Higher Education Loan Authority
         2.430% 02/15/25                                                        500,000          500,000
      NY State Urban Development Corp. Revenue
         3.580% 12/15/07                                                        800,000          795,360
      OH Knowledge Works Foundation Student Loan Revenue
         2.440% 11/01/35                                                        400,000          400,000
      OK State Student Loan Authority
         2.399% 06/01/30                                                        500,000          500,000
                                                                                         ---------------
                                                                                               4,195,250
                                                                                         ---------------
      Total Municipal Bonds
         (Cost of $4,200,000)                                                                  4,195,250
                                                                                         ---------------

Short-Term Obligation (3.1%)

      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/31/05, due 02/01/05 at 2.360%,
         collateralized by a U.S. Treasury Note
         maturing 05/31/06, market value of $2,201,713
         (repurchase proceeds $2,158,141)                                     2,158,000        2,158,000
                                                                                         ---------------
      Total Short-Term Obligation
         (Cost of $2,158,000)                                                                  2,158,000
                                                                                         ---------------
      Total Investments (103.2%)
         (Cost of $71,282,247) (f)                                                            71,009,106

      Other Assets & Liabilities, Net (-3.2%)                                                 (2,226,217)
                                                                                         ---------------

      Net Assets (100.0%)                                                                $    68,782,889
                                                                                         ===============

                 See Accompanying Notes to Financial Statements.

Notes to Investment Portfolio:
   (a) Variable rate security. The interest rate shown reflects the rate as of January 31, 2005.
   (b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, these securities amounted to $2,965,085, which represents 4.3% of net assets.
   (c)  Security purchased on a delayed delivery basis.
   (d)  Interest only security.
   (e) Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support aggrements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of January 31, 2005.
   (f)  Cost for federal income tax purposes is $71,660,408.

At January 31, 2005, the Fund held investments in the following sectors:

                                                                         % OF
      SECTOR (UNAUDITED)                                              NET ASSETS
      ------------------                                              ----------
      Financials:
         Diversified Financial Services                                  23.6%
         Insurance                                                        2.7
         Banks                                                            2.2
      Asset-Backed Securities                                            20.1
      Mortgage-Backed Securities                                         19.7
      U.S. Treasury Notes                                                 7.6
      Variable Rate Demand Notes                                          6.1
      Consumer Cyclical                                                   3.6
      Consumer Non-Cyclical                                               3.5
      Industrials                                                         3.0
      Communications                                                      3.0
      Technology                                                          2.2
      Energy                                                              1.7
      Utilities                                                           1.1
      Short-Term Obligation                                               3.1
      Other Assets & Liabilities, Net                                    (3.2)
                                                                      ----------
                                                                        100.0%
                                                                      ==========

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2005 (Unaudited)

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (93.4%)
Basic Materials (5.3%)
   Chemicals (3.7%)
     Chemicals-Diversified (0.6%)
      Equistar Chemical LP
         10.125% 09/01/08                                               $     1,100,000  $     1,254,000
         10.625% 05/01/11                                                       675,000          776,250
                                                                                         ---------------
                                                                                               2,030,250
                                                                                         ---------------
     Chemicals-Specialty (1.9%)
      Ethyl Corp.
         8.875% 05/01/10                                                      1,625,000        1,787,500
      MacDermid, Inc.
         9.125% 07/15/11                                                      2,510,000        2,786,100
      Nalco Co.
         7.750% 11/15/11                                                      1,890,000        2,031,750
                                                                                         ---------------
                                                                                               6,605,350
                                                                                         ---------------
     Industrial Gases (1.2%)
      Airgas, Inc.
         9.125% 10/01/11                                                      3,970,000        4,411,663
                                                                                         ---------------
                                                                                              13,047,263
                                                                                         ---------------
   Forest Products & Paper (1.0%)
     Paper & Related Products (1.0%)
      Boise Cascade LLC
         7.125% 10/15/14 (a)                                                  3,565,000        3,725,425
                                                                                         ---------------

   Iron/Steel (0.6%)
     Steel-Producers (0.6%)
      Russel Metals, Inc.
         6.375% 03/01/14                                                      2,035,000        2,045,175
                                                                                         ---------------
                                                                                              18,817,863
                                                                                         ---------------
Communications (14.3%)
   Advertising (1.9%)
     Advertising Sales (1.9%)
      Lamar Media Corp.
         7.250% 01/01/13                                                      6,085,000        6,541,375
                                                                                         ---------------

   Media (9.6%)
     Cable TV (5.4%)
      DirecTV Holdings LLC
         8.375% 03/15/13                                                      6,065,000        6,823,125
      EchoStar DBS Corp.
         5.750% 10/01/08                                                      4,435,000        4,468,263
         6.625% 10/01/14 (a)                                                  2,395,000        2,415,956
      Rogers Cable, Inc.
         6.250% 06/15/13                                                      2,950,000        2,950,000
         7.875% 05/01/12                                                      2,170,000        2,365,300
                                                                                         ---------------
                                                                                              19,022,644
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
     Multimedia (0.2%)
      Emmis Operating Co.
         6.875% 05/15/12                                                $       780,000  $       797,550
                                                                                         ---------------

     Publishing Periodicals (2.8%)
      Dex Media West LLC
         5.875% 11/15/11 (a)                                                  4,705,000        4,610,900
      R.H. Donnelley Finance Corp.
         8.875% 12/15/10 (a)                                                     45,000           49,837
         10.875% 12/15/12 (a)                                                 4,360,000        5,101,200
                                                                                         ---------------
                                                                                               9,761,937
                                                                                         ---------------
     Television (1.2%)
      LIN Television Corp.
         6.500% 05/15/13                                                      3,525,000        3,542,625
      Sinclair Broadcast Group, Inc.
         8.750% 12/15/11                                                        660,000          704,550
                                                                                         ---------------
                                                                                               4,247,175
                                                                                         ---------------
                                                                                              33,829,306
                                                                                         ---------------
   Telecommunications (2.8%)
     Cellular Telecom (2.8%)
      Nextel Communications, Inc.
         5.950% 03/15/14                                                        600,000          622,500
         6.875% 10/31/13                                                        700,000          761,250
         7.375% 08/01/15                                                      4,750,000        5,236,875
      Rogers Wireless, Inc.
         7.500% 03/15/15 (a)                                                    980,000        1,047,375
         8.000% 12/15/12 (a)                                                  2,210,000        2,359,175
                                                                                         ---------------
                                                                                              10,027,175
                                                                                         ---------------
                                                                                              50,397,856
                                                                                         ---------------
Consumer Cyclical (20.8%)
   Auto Parts & Equipment (0.3%)
     Auto/Truck Parts & Equipment (0.3%)
      Accuride Corp.
         8.500% 02/01/15 (a)                                                  1,125,000        1,150,312
                                                                                         ---------------

   Entertainment (2.9%)
     Music (0.8%)
      Warner Music Group
         7.375% 04/15/14 (a)                                                  2,640,000        2,758,800
                                                                                         ---------------

     Racetracks (1.0%)
      Speedway Motorsports, Inc.
         6.750% 06/01/13                                                      3,455,000        3,593,200
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Entertainment (continued)
     Theaters (1.1%)
      Cinemark USA, Inc.
         9.000% 02/01/13                                                $     3,300,000  $     3,696,000
                                                                                         ---------------
                                                                                              10,048,000
                                                                                         ---------------
   Home Builders (3.5%)
     Building Residential/Commercial (3.5%)
      KB Home
         7.750% 02/01/10                                                        260,000          282,100
         8.625% 12/15/08                                                      5,175,000        5,847,750
      Toll Corp.
         8.250% 02/01/11                                                        150,000          161,437
         8.250% 12/01/11                                                      5,485,000        6,026,644
                                                                                         ---------------
                                                                                              12,317,931
                                                                                         ---------------
   Leisure Time (2.5%)
     Cruise Lines (2.0%)
      Royal Caribbean Cruises Ltd.
         6.750% 03/15/08                                                      1,185,000        1,262,025
         6.875% 12/01/13                                                      1,500,000        1,627,500
         8.750% 02/02/11                                                      3,460,000        4,056,850
                                                                                         ---------------
                                                                                               6,946,375
                                                                                         ---------------
     Leisure & Recreational Products (0.5%)
      K2, Inc.
         7.375% 07/01/14                                                      1,735,000        1,865,125
                                                                                         ---------------
                                                                                               8,811,500
                                                                                         ---------------
   Lodging (7.8%)
     Casino Hotels (7.2%)
      Caesars Entertainment, Inc.
         9.375% 02/15/07                                                      2,505,000        2,742,975
      Kerzner International
         8.875% 08/15/11                                                      2,260,000        2,469,050
      MGM Mirage, Inc.
         6.000% 10/01/09                                                      5,500,000        5,623,750
         9.750% 06/01/07                                                        800,000          890,000
      Park Place Entertainment Corp.
         7.875% 03/15/10                                                      2,700,000        3,030,750
         8.875% 09/15/08                                                        925,000        1,045,250
      Station Casinos, Inc.
         6.500% 02/01/14                                                      3,745,000        3,847,988
         6.875% 03/01/16                                                      2,850,000        2,971,125
      Wynn Las Vegas LLC
         6.625% 12/01/14 (a)                                                  2,720,000        2,679,200
                                                                                         ---------------
                                                                                              25,300,088
                                                                                         ---------------
     Hotels & Motels (0.6%)
      Starwood Hotels & Resorts Worldwide, Inc.
         7.375% 05/01/07                                                        375,000          400,312
         7.875% 05/01/12                                                      1,650,000        1,881,000
                                                                                         ---------------
                                                                                               2,281,312
                                                                                         ---------------
                                                                                              27,581,400
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Retail (3.8%)
     Convenience Stores (1.1%)
      Couche-Tard US
         7.500% 12/15/13                                                $     3,590,000  $     3,787,450
                                                                                         ---------------

     Retail-Automobile (1.5%)
      AutoNation, Inc.
         9.000% 08/01/08                                                      3,175,000        3,579,813
      Group 1 Automotive, Inc.
         8.250% 08/15/13                                                      1,605,000        1,677,225
                                                                                         ---------------
                                                                                               5,257,038
                                                                                         ---------------
     Retail-Jewelry (0.4%)
      Finlay Fine Jewelry Corp.
         8.375% 06/01/12                                                      1,250,000        1,265,625
                                                                                         ---------------

     Retail-Propane Distribution (0.5%)
      Suburban Propane Partners
         6.875% 12/15/13                                                      1,690,000        1,715,350
                                                                                         ---------------

     Retail-Restaurants (0.2%)
      Domino's, Inc.
         8.250% 07/01/11                                                        875,000          936,250
                                                                                         ---------------
                                                                                              12,961,713
                                                                                         ---------------
   Toys/Games/Hobbies (0.1%)
     Toys (0.1%)
      Hasbro, Inc.
         6.150% 07/15/08                                                        450,000          478,148
                                                                                         ---------------
                                                                                              73,349,004
                                                                                         ---------------
Consumer Non-Cyclical (18.7%)
   Beverages (3.9%)
     Beverages-Non-Alcoholic (2.1%)
      Cott Beverages, Inc.
         8.000% 12/15/11                                                      6,800,000        7,301,500
                                                                                         ---------------

     Beverages-Wine/Spirits (1.8%)
      Constellation Brands, Inc.
         8.000% 02/15/08                                                      1,698,000        1,850,820
         8.125% 01/15/12                                                      3,995,000        4,334,575
                                                                                         ---------------
                                                                                               6,185,395
                                                                                         ---------------
                                                                                              13,486,895
                                                                                         ---------------
   Commercial Services (4.1%)
     Commercial Services (1.5%)
      Iron Mountain, Inc.
         7.750% 01/15/15                                                      2,140,000        2,174,775
         8.625% 04/01/13                                                      3,090,000        3,263,812
                                                                                         ---------------
                                                                                               5,438,587
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Commercial Services (continued)
     Private Corrections (1.6%)
      Corrections Corp. of America
         7.500% 05/01/11                                                $     5,375,000  $     5,697,500
                                                                                         ---------------

     Rental Auto/Equipment (1.0%)
      United Rentals, Inc.
         7.000% 02/15/14                                                      1,200,000        1,122,000
         7.750% 11/15/13                                                      2,290,000        2,238,475
                                                                                         ---------------
                                                                                               3,360,475
                                                                                         ---------------
                                                                                              14,496,562
                                                                                         ---------------
   Healthcare Services (6.7%)
     Medical-HMO (0.5%)
      Coventry Health Care, Inc.
         5.875% 01/15/12 (a)                                                  1,640,000        1,660,615
                                                                                         ---------------
     Medical-Hospitals (3.8%)
      HCA, Inc.
         6.950% 05/01/12                                                      4,245,000        4,474,103
      Province Healthcare Co.
         7.500% 06/01/13                                                      3,400,000        3,791,000
      Triad Hospitals, Inc.
         7.000% 05/15/12                                                      5,000,000        5,212,500
                                                                                         ---------------
                                                                                              13,477,603
                                                                                         ---------------
     Medical-Nursing Homes (0.3%)
      Extendicare Health Services, Inc.
         6.875% 05/01/14                                                        660,000          664,950
         9.500% 07/01/10                                                        295,000          327,450
                                                                                         ---------------
                                                                                                 992,400
                                                                                         ---------------
     Medical-Outpatient/Home Medicine (1.7%)
      Select Medical Corp.
         7.500% 08/01/13                                                      1,775,000        2,014,625
         9.500% 06/15/09                                                      3,625,000        3,869,687
                                                                                         ---------------
                                                                                               5,884,312
                                                                                         ---------------
     Medical Products (0.4%)
      Fisher Scientific International, Inc.
         6.750% 08/15/14 (a)                                                  1,480,000        1,565,100
                                                                                         ---------------
                                                                                              23,580,030
                                                                                         ---------------
   Household Products/Wares (1.0%)
     Consumer Products-Miscellaneous (1.0%)
      Scotts Co.
         6.625% 11/15/13                                                      3,385,000        3,562,713
                                                                                         ---------------

   Pharmaceuticals (3.0%)
     Medical-Wholesale Drug District (1.3%)
      AmerisourceBergen Corp.
         8.125% 09/01/08                                                      4,025,000        4,447,625
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
    Pharmaceuticals (continued)
     Pharmacy Service (1.7%)
      Omnicare, Inc.
         8.125% 03/15/11                                                $     5,750,000  $     6,123,750
                                                                                         ---------------
                                                                                              10,571,375
                                                                                         ---------------
                                                                                              65,697,575
                                                                                         ---------------
Energy (14.2%)
   Coal (3.4%)
     Coal (3.4%)
      Arch Western Finance LLC
         6.750% 07/01/13                                                      4,480,000        4,547,200
      Peabody Energy Corp.
         6.875% 03/15/13                                                      6,860,000        7,357,350
                                                                                         ---------------
                                                                                              11,904,550
                                                                                         ---------------
   Oil & Gas (5.9%)
     Oil Comp-Explore & Production (4.9%)
      Chesapeake Energy Corp.
         6.375% 06/15/15 (a)                                                  4,000,000        4,090,000
         7.500% 09/15/13                                                      2,675,000        2,902,375
      Newfield Exploration Co.
         6.625% 09/01/14 (a)                                                  3,100,000        3,270,500
      Plains Exploration & Production Co.
         7.125% 06/15/14                                                      2,930,000        3,215,675
      Vintage Petroleum, Inc.
         7.875% 05/15/11                                                      3,525,000        3,762,937
                                                                                         ---------------
                                                                                              17,241,487
                                                                                         ---------------
     Oil & Gas Drilling (1.0%)
      Pride International, Inc.
         7.375% 07/15/14                                                      3,180,000        3,486,075
                                                                                         ---------------
                                                                                              20,727,562
                                                                                         ---------------
   Oil & Gas Services (3.2%)
     Oil Field Machine & Equipment (1.9%)
      Grant Prideco, Inc.
         9.000% 12/15/09                                                      3,730,000        4,130,975
         9.625% 12/01/07                                                      2,220,000        2,464,200
                                                                                         ---------------
                                                                                               6,595,175
                                                                                         ---------------
     Oil-Field Services (1.3%)
      Hornbeck Offshore Services, Inc.
         6.125% 12/01/14 (a)                                                  1,250,000        1,250,000
      Universal Compression, Inc.
         7.250% 05/15/10                                                      3,290,000        3,470,950
                                                                                         ---------------
                                                                                               4,720,950
                                                                                         ---------------
                                                                                              11,316,125
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
   Pipelines (1.7%)
     Pipelines (1.7%)
      Markwest Energy Partners
         6.875% 11/01/14 (a)                                            $     1,805,000  $     1,814,025
      Williams Companies, Inc.
         7.125% 09/01/11                                                        430,000          466,550
         8.125% 03/15/12                                                      3,165,000        3,623,925
                                                                                         ---------------
                                                                                               5,904,500
                                                                                         ---------------
                                                                                              49,852,737
                                                                                         ---------------
Industrial (16.6%)
   Aerospace & Defense (2.9%)
     Aerospace & Defense-Equipment (1.0%)
      TransDigm, Inc.
         8.375% 07/15/11                                                      3,325,000        3,524,500
                                                                                         ---------------
     Electronics-Military (1.9%)
      L-3 Communications Corp.
         7.625% 06/15/12                                                      6,125,000        6,676,250
                                                                                         ---------------
                                                                                              10,200,750
                                                                                         ---------------
   Environmental Control (2.1%)
     Alternative Waste Technology (0.6%)
      Synagro Technologies, Inc.
         9.500% 04/01/09                                                      1,760,000        1,949,200
                                                                                         ---------------

     NonHazardous Waste Disposal (1.5%)
      Allied Waste North America, Inc.
         6.375% 04/15/11                                                      1,900,000        1,790,750
         6.500% 11/15/10                                                        325,000          309,562
         7.375% 04/15/14                                                      3,625,000        3,335,000
                                                                                         ---------------
                                                                                               5,435,312
                                                                                         ---------------
                                                                                               7,384,512
                                                                                         ---------------
   Hand/Machine Tools (0.9%)
     Machine Tools & Related Products (0.9%)
      Kennametal, Inc.
         7.200% 06/15/12                                                      2,960,000        3,282,374
                                                                                         ---------------
   Machinery Diversified (1.2%)
     Machinery-General Industrial (1.2%)
      Manitowoc Co., Inc.
         7.125% 11/01/13                                                        200,000          214,500
      Westinghouse Air Brake Technologies Corp.
         6.875% 07/31/13                                                      3,860,000        4,038,525
                                                                                         ---------------
                                                                                               4,253,025
                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
    Packaging & Containers (6.4%)
     Containers & Metal/Glass (6.4%)
      Ball Corp.
         6.875% 12/15/12                                                $     6,060,000  $     6,453,900
      Owens-Brockway Glass Container
         6.750% 12/01/14 (a)                                                    850,000          858,500
         8.875% 02/15/09                                                      1,290,000        1,396,425
      Owens-Illinois, Inc.
         7.500% 05/15/10                                                      2,175,000        2,316,375
      Silgan Holdings, Inc.
         6.750% 11/15/13                                                      5,550,000        5,744,250
      Smurfit-Stone Container Corp.
         7.375% 07/15/14                                                      1,590,000        1,641,675
         8.375% 07/01/12                                                      2,665,000        2,831,562
         9.750% 02/01/11                                                      1,135,000        1,234,313
                                                                                         ---------------
                                                                                              22,477,000
                                                                                         ---------------
   Transportation (3.1%)
     Transport-Marine (2.1%)
      Teekay Shipping Corp.
         8.875% 07/15/11                                                      6,390,000        7,412,400
                                                                                         ---------------

     Transport-Services (1.0%)
      Offshore Logistics, Inc.
         6.125% 06/15/13                                                      3,605,000        3,605,000
                                                                                         ---------------
                                                                                              11,017,400
                                                                                         ---------------
                                                                                              58,615,061
                                                                                         ---------------
Technology (1.2%)
   Semiconductors (1.2%)
     Electronic Components-Semiconductor (1.2%)
      Freescale Semiconductor, Inc.
         6.875% 07/15/11                                                      4,080,000        4,335,000
                                                                                         ---------------
Utilities (2.3%)
   Electric (2.3%)
     Electric-Generation (1.7%)
      AES Corp.
         7.750% 03/01/14                                                      2,760,000        2,925,600
      Texas Genco LLC
         6.875% 12/15/14 (a)                                                  3,060,000        3,167,100
                                                                                         ---------------
                                                                                               6,092,700
                                                                                         ---------------
     Electric-Integrated (0.6%)
      Nevada Power Co.
         5.875% 01/15/15 (a)                                                    815,000          819,075
         6.500% 04/15/12                                                        850,000          892,500

                 See Accompanying Notes to Financial Statements.

                                                                              PAR             VALUE
                                                                        ---------------  ---------------
Corporate Fixed-Income Bonds & Notes (continued)
    Electric (continued)
      Northwestern Corp.
         5.875% 11/01/14 (a)                                            $       200,000  $       205,000
                                                                                         ---------------
                                                                                               1,916,575
                                                                                         ---------------
                                                                                               8,009,275
                                                                                         ---------------
      Total Corporate Fixed-Income Bonds & Notes
         (Cost of $318,795,049)                                                              329,074,371
                                                                                         ---------------
Short-Term Obligation (5.1%)
      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/31/05, due 02/01/05 at 2.350%,
         collateralized by a U.S. Treasury Bond
         maturing 01/31/07, market value of $18,393,900
         (repurchase proceeds $18,031,177)                                   18,030,000       18,030,000
                                                                                         ---------------
      Total Short-Term Obligation
         (Cost of $18,030,000)                                                                18,030,000
                                                                                         ---------------
      Total Investments (98.5%)
         (Cost of $336,825,049) (b)                                                          347,104,371

      Other Assets & Liabilities, Net (1.5%)                                                   5,098,871
                                                                                         ---------------

      Net Assets (100.0%)                                                                $   352,203,242
                                                                                         ===============

Notes to Investment Portfolio:
   (a) Security exempt from registration pursuant to rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, these securities amounted to $44,598,095, which represents approximately 12.7% of net assets.
   (b)  Cost for federal income tax purposes is $338,221,269.

At January 31, 2005, the Fund held investments in the following sectors:

                                                                        % OF
      SECTOR (UNAUDITED)                                              NET ASSETS
      ------------------                                              ----------
      Consumer Cyclical                                                  20.8%
      Consumer Non-Cyclical                                              18.7
      Industrial                                                         16.6
      Communications                                                     14.3
      Energy                                                             14.2
      Basic Materials                                                     5.3
      Utilities                                                           2.3
      Technology                                                          1.2
      Short-Term Obligation                                               5.1
      Other Assets & Liabilities, Net                                     1.5
                                                                      ----------
                                                                        100.0%
                                                                      ==========

                 See Accompanying Notes to Financial Statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2005 (Unaudited)

                                                          CMG                CMG                CMG                CMG
                                                       CORE BOND          SHORT TERM      ULTRA SHORT TERM      HIGH YIELD
                                                         FUND              BOND FUND          BOND FUND            FUND
                                                    ----------------   ----------------   ----------------   ----------------
ASSETS:
  Investments, at identified cost
   (including repurchase agreements)                $     91,292,894   $    110,739,056   $     71,282,247   $    336,825,049
                                                    ----------------   ----------------   ----------------   ----------------
  Investments, at value                             $     76,625,863   $    104,526,519   $     68,851,106   $    329,074,371
  Repurchase agreement                                    15,155,000          6,334,000          2,158,000         18,030,000
  Cash                                                       293,754                491              6,002                945
  Receivable for:
     Investments sold                                        126,402            856,640                  -                  -
     Capital stock sold                                            -                  -            419,500            219,365
     Interest                                                552,328            669,599            539,701          5,560,409
     Futures variation margin                                  2,250                  -                  -                  -
  Expense reimbursement due from
   Investment Advisor                                          3,466              3,811              4,196              5,418
  Deferred Trustees' compensation plan                         1,134              1,894                292              2,541
  Other assets                                                   881              1,319             10,495                  -
                                                    ----------------   ----------------   ----------------   ----------------
  Total Assets                                            92,761,078        112,394,273         71,989,292        352,893,049
                                                    ----------------   ----------------   ----------------   ----------------

LIABILITIES:
  Payable for:
     Investments purchased                                   419,532          3,102,352            918,595                  -
     Investments purchased on a delayed
      delivery basis                                      14,340,902                  -          2,068,965                  -
     Fund shares repurchased                                       -             50,000             50,000            146,000
     Distributions                                           154,365            107,216            127,593            404,154
     Investment advisory fee                                  13,290             26,084             13,649            118,879
     Trustees' fees                                              121              1,034              1,852                  -
     Audit fee                                                18,834             18,170             25,457             17,777
     Deferred Trustees' fees                                   1,134              1,894                292              2,541
  Other liabilities                                                -                  -                  -                456
                                                    ----------------   ----------------   ----------------   ----------------
  Total liabilities                                       14,948,178          3,306,750          3,206,403            689,807
                                                    ----------------   ----------------   ----------------   ----------------
NET ASSETS                                          $     77,812,900   $    109,087,523   $     68,782,889   $    352,203,242
                                                    ================   ================   ================   ================

NET ASSETS consist of:
  Paid-in capital                                   $     77,402,417   $    112,456,445   $     69,968,536   $    390,095,073
  Overdistributed net investment income                     (140,286)          (647,957)          (888,175)        (2,174,200)
  Accumulated net realized gain (loss)                        55,800         (2,842,428)           (24,331)       (45,996,953)
  Net unrealized appreciation
   (depreciation) on:
     Investments                                             487,969            121,463           (273,141)        10,279,322
     Futures contracts                                         7,000                  -                  -                  -
                                                    ----------------   ----------------   ----------------   ----------------
NET ASSETS                                          $     77,812,900   $    109,087,523   $     68,782,889   $    352,203,242
                                                    ================   ================   ================   ================
Shares of capital stock outstanding                        7,389,755          9,164,787          7,046,436         43,130,231
                                                    ================   ================   ================   ================
Net asset value, offering and redemption
   price per share                                  $          10.53   $          11.90   $           9.76   $           8.17
                                                    ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2005 (Unaudited)

                                                          CMG                CMG                CMG                CMG
                                                       CORE BOND          SHORT TERM      ULTRA SHORT TERM      HIGH YIELD
                                                         FUND              BOND FUND          BOND FUND            FUND
                                                    ----------------   ----------------   ----------------   ----------------
NET INVESTMENT INCOME:
   Income:
      Interest                                      $        845,248   $      1,916,636   $        726,141   $     12,362,993
      Foreign taxes withheld                                       -             (2,150)                 -                  -
                                                    ----------------   ----------------   ----------------   ----------------
         Total income                                        845,248          1,914,486            726,141         12,362,993
                                                    ----------------   ----------------   ----------------   ----------------
   Expenses:
      Investment advisory fee                                 51,364            142,159             86,310            743,379
      Trustees' fees                                           3,546              5,211              3,875              8,344
      Audit fee                                               16,534             16,490             23,656             18,608
      Trustees legal council fees                                493                918                700              5,208
      Non-recurring costs (See Note 8)                           350                854                206              2,781
                                                    ----------------   ----------------   ----------------   ----------------
         Total expenses                                       72,287            165,632            114,747            778,320
      Expense reimbursement from
        Investment Advisor                                   (20,573)           (22,619)           (28,231)           (32,160)
        Non-recurring costs assumed by
        Investment Advisor (See Note 8)                         (350)              (854)              (206)            (2,781)
                                                    ----------------   ----------------   ----------------   ----------------
         Net expenses                                         51,364            142,159             86,310            743,379
                                                    ----------------   ----------------   ----------------   ----------------
   Net investment income                                     793,884          1,772,327            639,831         11,619,614
                                                    ----------------   ----------------   ----------------   ----------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
      Investments                                            172,199             84,525              5,309          5,805,901
      Futures contracts                                      (15,134)                 -                  -                  -
                                                    ----------------   ----------------   ----------------   ----------------
         Net realized gain (loss)                            157,065             84,525              5,309          5,805,901
                                                    ----------------   ----------------   ----------------   ----------------
   Net change in unrealized appreciation/
    depreciation on:
      Investments                                            489,611           (269,318)          (105,440)         3,344,910
      Futures contracts                                       19,750                  -                  -                  -
                                                    ----------------   ----------------   ----------------   ----------------
         Net change in unrealized
           appreciation/depreciation                         509,361           (269,318)          (105,440)         3,344,910
                                                    ----------------   ----------------   ----------------   ----------------
   Net gain (loss)                                           666,426           (184,793)          (100,131)         9,150,811
                                                    ----------------   ----------------   ----------------   ----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                  $      1,460,310   $      1,587,534   $        539,700   $     20,770,425
                                                    ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                         A Portfolio of CMG Fund Trust
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    (UNAUDITED)
                                                                                    SIX MONTHS
                                                                                       ENDED           YEAR ENDED
                                                                                  JANUARY 31, 2005   JULY 31, 2004
                                                                                  ----------------  ----------------
Operations:
   Net investment income                                                          $        793,884  $      1,476,947
   Net realized gain on investments and futures contracts                                  157,065            58,772
   Net change in unrealized appreciation/depreciation on investments and
     futures contracts                                                                     509,361           (28,286)
                                                                                  ----------------  ----------------
   Net increase from operations                                                          1,460,310         1,507,433
                                                                                  ----------------  ----------------

Distributions declared to shareholders:
   From net investment income                                                             (858,312)       (1,618,453)
   From net realized gains                                                                       -          (424,522)
                                                                                  ----------------  ----------------
   Total distributions declared to shareholders                                           (858,312)       (2,042,975)

Share transactions:
   Subscriptions                                                                        53,875,893        45,285,510
   Distributions reinvested                                                                161,433         1,214,069
   Redemptions                                                                          (9,636,459)      (43,666,147)
                                                                                  ----------------  ----------------
Net increase in share transactions                                                      44,400,867         2,833,432
                                                                                  ----------------  ----------------

Net increase in net assets                                                              45,002,865         2,297,890

NET ASSETS:
Beginning of period                                                                     32,810,035        30,512,145
                                                                                  ----------------  ----------------
End of period                                                                     $     77,812,900  $     32,810,035
                                                                                  ================  ================
Overdistributed net investment income                                             $       (140,286) $        (75,858)
                                                                                  ================  ================

Changes in shares:
   Subscriptions                                                                         5,123,474         4,306,892
   Issued for distributions reinvested                                                      15,373           115,771
   Redemptions                                                                            (917,203)       (4,193,418)
                                                                                  ----------------  ----------------
Net increase                                                                             4,221,644           229,245

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                         A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                        ENDED          YEAR ENDED
                                                                                  JANUARY 31, 2005   JULY 31, 2004
                                                                                  ----------------  ----------------
Operations:
   Net investment income                                                          $      1,772,327  $      3,613,606
   Net realized gain on investments and futures contracts                                   84,525           141,676
   Net change in unrealized appreciation/depreciation on investments and
     futures contracts                                                                    (269,318)         (513,208)
                                                                                  ----------------  ----------------
   Net increase from operations                                                          1,587,534         3,242,074
                                                                                  ----------------  ----------------

Distributions declared to shareholders:
   From net investment income                                                           (1,993,970)       (3,965,886)
                                                                                  ----------------  ----------------

Share transactions:
   Subscriptions                                                                        22,462,877        59,951,561
   Distributions reinvested                                                              1,382,185         3,016,948
   Redemptions                                                                         (33,476,223)      (56,312,517)
                                                                                  ----------------  ----------------
Net increase (decrease) in share transactions                                           (9,631,161)        6,655,992
                                                                                  ----------------  ----------------

Net increase (decrease) in net assets                                                  (10,037,597)        5,932,180

NET ASSETS:
Beginning of period                                                                    119,125,120       113,192,940
                                                                                  ----------------  ----------------
End of period                                                                     $    109,087,523  $    119,125,120
                                                                                  ================  ================
Overdistributed net investment income                                             $       (647,957) $       (426,314)
                                                                                  ================  ================

Changes in shares:
   Subscriptions                                                                         1,875,489         4,971,382
   Issued for distributions reinvested                                                     115,640           250,706
   Redemptions                                                                          (2,796,435)       (4,673,216)
                                                                                  ----------------  ----------------
Net increase (decrease)                                                                   (805,306)          548,872

                 See Accompanying Notes to Financial Statements.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    (UNAUDITED)
                                                                                    SIX MONTHS
                                                                                       ENDED          PERIOD ENDED
                                                                                  JANUARY 31, 2005  JULY 31, 2004 (a)
                                                                                  ----------------  -----------------
Operations:
   Net investment income                                                          $        639,831  $         207,140
   Net realized gain (loss) on investments                                                   5,309            (19,498)
   Net change in unrealized appreciation/depreciation on investments                      (105,440)          (167,701)
                                                                                  ----------------  -----------------
   Net increase from operations                                                            539,700             19,941
                                                                                  ----------------  -----------------

Distributions declared to shareholders:
   From net investment income                                                           (1,358,196)          (387,092)
                                                                                  ----------------  -----------------

Share transactions:
   Subscriptions                                                                        12,636,550         72,925,807
   Distributions reinvested                                                                663,667            110,468
   Redemptions                                                                         (10,934,075)        (5,433,881)
                                                                                  ----------------  -----------------
Net increase in share transactions                                                       2,366,142         67,602,394
                                                                                  ----------------  -----------------

Net increase in net assets                                                               1,547,646         67,235,243

NET ASSETS:
Beginning of period                                                                     67,235,243                  -
                                                                                  ----------------  -----------------
End of period                                                                     $     68,782,889  $      67,235,243
                                                                                  ================  =================
Overdistributed net investment income                                             $       (888,175) $        (169,810)
                                                                                  ================  =================

Changes in shares:
   Subscriptions                                                                         1,285,311          7,343,456
   Issued for distributions reinvested                                                      67,537             11,162
   Redemptions                                                                          (1,112,333)          (548,697)
                                                                                  ----------------  -----------------
Net increase                                                                               240,515          6,805,921

(a) The Fund commenced investment operations on March 8, 2004.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                        ENDED           YEAR ENDED
                                                                                  JANUARY 31, 2005    JULY 31, 2004
                                                                                  ----------------   ----------------
Operations:
   Net investment income                                                          $     11,619,614   $     28,629,074
   Net realized gain on investments                                                      5,805,901         11,465,251
   Net change in unrealized appreciation/depreciation on investments                     3,344,910         (3,719,002)
                                                                                  ----------------   ----------------
   Net increase from operations                                                         20,770,425         36,375,323
                                                                                  ----------------   ----------------

Distributions declared to shareholders:
   From net investment income                                                          (12,392,483)       (30,204,485)
                                                                                  ----------------   ----------------

Share transactions:
   Subscriptions                                                                        23,785,583        118,229,818
   Distributions reinvested                                                              9,902,363         24,159,735
   Redemptions                                                                         (72,019,996)      (195,444,715)
                                                                                  ----------------   ----------------
Net decrease in share transactions                                                     (38,332,050)       (53,055,162)
                                                                                  ----------------   ----------------

Net decrease in net assets                                                             (29,954,108)       (46,884,324)

NET ASSETS:
Beginning of period                                                                    382,157,350        429,041,674
                                                                                  ----------------   ----------------
End of period                                                                     $    352,203,242   $    382,157,350
                                                                                  ================   ================
Overdistributed net investment income                                             $     (2,174,200)  $     (1,401,331)
                                                                                  ================   ================

Changes in shares:
   Subscriptions                                                                         2,904,627         14,671,669
   Issued for distributions reinvested                                                   1,208,336          2,996,559
   Redemptions                                                                          (8,768,748)       (24,196,101)
                                                                                  ----------------   ----------------
Net decrease                                                                            (4,655,785)        (6,527,873)

                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

January 31, 2005 (Unaudited)

NOTE 1.    ORGANIZATION:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

                  CMG Core Bond Fund
                  CMG Short Term Bond Fund
                  CMG Ultra Short Term Bond Fund
                  CMG High Yield Fund

INVESTMENT GOALS. The CMG Core Bond Fund seeks a high level of current income consistent with capital preservation. The CMG Short Term Bond Fund seeks a high level of current income consistent with a high degree of stability of principal. The CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of principal. The CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

FUND SHARES. Each Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS. Each Fund may invest in municipal and U.S. Treasury futures contracts. The Funds may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

DELAYED DELIVERY SECURITIES. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.    FEDERAL TAX INFORMATION:

The tax character of distributions paid during the year ended July 31, 2004 was as follows:

                                                    JULY 31, 2004
                                 ---------------------------------------------------
                                                                          TAX
                                    ORDINARY          LONG-TERM          RETURN
                                     INCOME*        CAPITAL GAINS      OF CAPITAL
                                 ---------------   ---------------   ---------------
CMG Core Bond Fund               $     1,801,868   $       241,107   $             -
CMG Short Term Bond Fund               3,965,886                 -                 -
CMG Ultra Short Term Bond Fund           387,092                 -                 -
CMG High Yield Fund                   30,204,485                 -                 -

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2005, based on cost of investments for federal income tax purposes was:

                                                                           NET
                                                                       UNREALIZED
                                   UNREALIZED        UNREALIZED       APPRECIATION
                                  APPRECIATION      DEPRECIATION     (DEPRECIATION)
                                 ---------------   ---------------   ---------------
CMG Core Bond Fund               $       641,411   $      (255,772)  $       385,639
CMG Short Term Bond Fund                 426,345          (882,622)         (456,277)
CMG Ultra Short Term Bond Fund            25,162          (676,464)         (651,302)
CMG High Yield Fund                   10,661,011        (1,777,909)        8,883,102

The following capital loss carryforwards determined as of July 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                      YEAR OF EXPIRATION
                                 --------------------------------------------------------------------------------------------
                                      2008             2009             2010          2011         2012            Total
                                 --------------   --------------   --------------   -------   --------------   --------------
CMG Short Term Bond Fund         $      537,548   $            -   $    2,365,257   $     -   $       19,156   $    2,921,961
CMG Ultra Short Term Bond Fund                -                -                -         -           29,640           29,640
CMG High Yield Fund                   2,316,195       24,244,763       25,194,365         -                -       51,755,323

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2004, post-October capital losses of $66,169 attributed to security transactions were deferred to August 1, 2004 for the CMG Core Bond Fund.

NOTE 4.    FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia at the following annual rates based on average daily net assets:

                 CMG Core Bond Fund                             0.25%
                 CMG Short Term Bond Fund                       0.25%
                 CMG Ultra Short Term Bond Fund                 0.25%
                 CMG High Yield Fund                            0.40%

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are included in the unified fee.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are included in the unified fee.

FEE WAIVERS. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, would not exceed the following annual rates based on each Fund's average daily net assets:

                 CMG Core Bond Fund                             0.25%
                 CMG Short Term Bond Fund                       0.25%
                 CMG Ultra Short Term Bond Fund                 0.25%
                 CMG High Yield Fund                            0.40%

FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are included in the unified fee.

NOTE 5.    PORTFOLIO INFORMATION:

For the six months ended January 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                           U.S GOVERNMENT SECURITIES         OTHER INVESTMENT SECURITIES
                                      ---------------------------------   ---------------------------------
                                         PURCHASES           SALES           PURCHASES           SALES
                                      ---------------   ---------------   ---------------   ---------------
CMG Core Bond Fund                    $    37,595,839   $     9,685,736   $    19,379,901   $     4,633,827
CMG Short Term Bond Fund                   10,143,358         5,146,393        12,666,973        23,147,375
CMG Ultra Short Term Bond Fund             25,082,871        14,281,665        31,581,073        14,166,650
CMG High Yield Fund                                 -                 -        74,633,758       121,941,284

NOTE 6.    LINE OF CREDIT:

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the six months ended January 31, 2005, the Funds did not borrow under this arrangement.

NOTE 7.    SHARES OF BENEFICIAL INTEREST:

As of January 31, 2005, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                               NUMBER OF                 % OF SHARES
                                             SHAREHOLDERS             OUTSTANDING HELD
                                             ------------             ----------------
CMG Core Bond Fund                                 3                        93.9%
CMG Short Term Bond Fund                           2                        40.9%
CMG Ultra Short Term Bond Fund                     2                        99.7%
CMG High Yield Fund                                2                        28.6%

As of January 31, 2005, the Funds also had other shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The number of accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                               NUMBER OF                 % OF SHARES
                                             SHAREHOLDERS             OUTSTANDING HELD
                                             ------------             ----------------
CMG Short Term Bond Fund                          1                         23.8%
CMG High Yield Fund                               2                         26.4%

NOTE 8.    DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

HIGH-YIELD SECURITIES. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. On February 9, 2005, Columbia, Columbia Funds Distributor, Inc. (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (the "SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended January 31, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

                CMG Core Bond Fund                         $     350
                CMG Short Term Bond Fund                         854
                CMG Ultra Short Term Bond Fund                   206
                CMG High Yield Fund                            2,781

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02110-2624


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2624


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                                   CMC-03/441U-0205 (03/05) 4656


A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 S.W. Fifth Avenue, Portland, Oregon 97201

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR:
Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                     CMG Fund Trust
            ----------------------------------------------------------------


By (Signature and Title)         /S/ Christopher L. Wilson
                        ----------------------------------------------------
                                 Christopher L. Wilson, President


Date                             March 30, 2005
    ------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)         /S/ Christopher L. Wilson
                        ----------------------------------------------------
                                 Christopher L. Wilson, President


Date                             March 30, 2005
    ------------------------------------------------------------------------


By (Signature and Title)         /S/ J. Kevin Connaughton
                        ----------------------------------------------------
                                 J. Kevin Connaughton, Treasurer


Date                             March 30, 2005
    ------------------------------------------------------------------------